OMB APPROVAL
                                OMB Number:     3235-0570
                                Expires: October 31, 2006
                                Estimated average burden
                                hours per response   19.3

                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           FORM N-CSR

           CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                MANAGEMENT INVESTMENT COMPANIES


          Investment Company Act file number:   811-4000
                                                --------

                    SUMMIT MUTUAL FUNDS, INC.
        (Exact name of registrant as specified in charter)

           1876 Waycross Road, Cincinnati, Ohio 45240
        (Address of principal executive offices)  (Zip code)

                      John F. Labmeier, Esq.
            The Union Central Life Insurance Company
                          P.O. Box 40888
                        1876 Waycross Road
                      Cincinnati, Ohio 45240
             (Name and address of agent for service)

Registrant's telephone number, including area code:   (513) 595-2600

Date of fiscal year end:           December 31, 2004

Date of reporting period:          December 31, 2004


ITEM 1.

[GRAPHIC]

SUMMIT MUTUAL FUNDS

DECEMBER 31, 2004

ANNUAL REPORT


SUMMIT PINNACLE SERIES

ZENITH PORTFOLIO
BOND PORTFOLIO
S&P 500 INDEX PORTFOLIO
S&P MIDCAP 400 INDEX PORTFOLIO
BALANCED INDEX PORTFOLIO
NASDAQ-100 INDEX PORTFOLIO
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
EAFE INTERNATIONAL INDEX PORTFOLIO
LEHMAN AGGREGATE BOND INDEX PORTFOLIO


[SUMMIT MUTUAL FUNDS LOGO]

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
                                               ANNUAL REPORT - TABLE OF
CONTENTS

Message from the President
1
   Fund Expenses
2

Portfolio Managers' Reports and Financial Statements:
   Zenith Portfolio
3
   Bond Portfolio
8
   S&P 500 Index Portfolio
15
   S&P MidCap 400 Index Portfolio
25
   Balanced Index Portfolio
34
   Nasdaq-100 Index Portfolio
44
   Russell 2000 Small Cap Index Portfolio
50
   EAFE International Index Portfolio
73
   Lehman Aggregate Bond Index Portfolio
83

Notes to Financial Statements
89

Report of Independent Registered Public Accounting Firm
92


THE FUND FILES A COMPLETE SCHEDULE OF INVESTMENTS IN SECURITIES WITH
THE SEC FOR
THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE
FUND'S FORM
N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT www.sec.gov. THE FUND'S FORM
N-Q MAY
ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN
WASHINGTON,
DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE
OBTAINED BY
CALLING 1-800-SEC-0330.

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF CONTRACT OWNERS
AND IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS OF CONTRACTS
UNLESS IT IS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS FOR SUMMIT MUTUAL
FUNDS, INC.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
                                                      MESSAGE FROM THE
PRESIDENT

We are pleased to send you Summit Mutual Funds' 2004 Annual Report for the fiscal year ended December 31, 2004. We welcome new and thank existing investors that have selected Summit Funds within your insurance and annuity products. We strive to help you reach your financial goals.

This year has been marked by fluctuating periods of uncertainty, growth and change for the U.S. economy and, as a consequence, investors. Quarterly growth during 2004, as measured by gross domestic product, ranged from a high of 4.5%
in the first quarter to a low of 3.1% in the fourth quarter. Looking ahead, consensus estimates anticipate continued growth in the 3.0% to 4.0% range in
2005. Employment, which had stubbornly avoided a rebound, showed signs of strength in the first half before stabilizing and ending the year with an unemployment rate of 5.4%. Corporate profits and consumer confidence followed the same trend with a strong first half before falling back somewhat in the second half and finishing the year with a strong showing. In contrast, energy prices spiked upward on supply concerns resulting from regional tensions, hurricane-related disruptions and increasing global demand. Add a stubborn foreign trade imbalance and a falling dollar into the equation, and inflation fears have resurfaced. These conditions weighed in on the Federal Reserve's decision to raise interest rates five times to a year-end level of 2.25%. After four years of downward movements, the Fed has signaled a period of steady rate increases.

"OUR MESSAGE RINGS TRUE IN UNCERTAIN TIMES"

This economic news has been accompanied by volatility on the geopolitical front.
In Iraq, insurgent violence increased in advance of the June handover of sovereignty, ebbed a bit and then escalated again as the January elections neared. Predictions of domestic terror attacks during the U.S. election cycle also exacerbated fears and increased levels of anxiety. All of this occurred against a backdrop of another close and contentious presidential election that thankfully was settled in a much more normal fashion than 2000. All of these factors created fluctuating levels of uncertainty for investors.

Equity markets responded by providing fluctuating returns, slowing the pace of the rally during the second and third quarters before posting a strong finish to the year. During 2004, the S&P 500 Index advanced 10.9%, the S&P 400 MidCap
Index returned 16.5% and the Russell 2000 Index gained 18.3%. In other market sectors, the Nasdaq-100 Index gained 10.7% while, in international arenas, the
EAFE Index advanced 20.3%. While all of the annual returns were positive, uncertainty is never a friend to the markets, and this transitional period may remain for some time until managers get a better sense for how these conditions are resolved.

Fixed income markets also provided positive returns. The 10 year Treasury rate ended 2004 at 4.2%, or virtually unchanged for the year. However, volatility was high throughout the period as rates ranged from 3.7% in March to 4.9% in June before drifting back through year's end. The Lehman Aggregate Bond Index's 2004 return was 4.3%. High yield markets rewarded risk takers with an annual return of 10.9% in the Merrill Lynch High Yield Master II Index. Money market returns rebounded from record lows as a result of the string of rate increases, but first tier retail money market funds lagged and returned only 0.7% on average for the year.

"...ASSET ALLOCATION AND PORTFOLIO REBALANCING ARE CRITICAL IN PERIODS
OF
VOLATILE RETURNS"

Our message rings true in uncertain times. Maintain the proper perspective, have realistic expectations and ensure that your investment strategy is appropriate for your risk tolerance and time horizon. Concepts such as asset allocation and portfolio rebalancing are critical in periods of volatile returns. Proper diversification of your investments, both within and across asset sectors, (or specifically stocks, bonds and cash) is an important component of achieving your long-term investment goals. Summit Mutual Funds provides a solid foundation for diversified investment planning with choices across equity and fixed-income styles.

RECENT HIGHLIGHTS:

- Summit's Zenith Portfolio has demonstrated strong one, three and five year performance (with average annual returns of +14.8%, 6.2% and 10.1%). This ranks it as a top performer by leading rating agencies.

-    Despite the volatility in the fixed-income markets, the Summit
Bond
     Portfolio returned +4.3%, right in line with the return on the Lehman
     Aggregate Bond Index.

Thank you for choosing Summit Funds and for the trust that you have placed in us.

Best regards,


/s/ Steven R. Sutermeister

Steven R. Sutermeister
President

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
2004 ANNUAL REPORT - FUND EXPENSES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
Absent limitation of the expenses of certain of the Portfolios, your expenses would have been higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual net expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio, net of fee waivers and expense reimbursements, and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                          BEGINNING
ENDING        ANNUALIZED     EXPENSES PAID *
                                                        ACCOUNT VALUE
ACCOUNT VALUE     NET EXPENSE    JULY 1, 2004 TO
                         PORTFOLIO                      JUNE 30, 2004
DECEMBER 31, 2004      RATIO      DECEMBER 31, 2004
    -------------------------------------------------------------------
----------------------------------------------------
                   BASED ON ACTUAL RETURN
    Zenith Portfolio                                       $   1,000
$       1,093        0.91%          $       5
    Bond Portfolio                                             1,000
1,039        0.75%                  4
    S&P 500 Index Portfolio                                    1,000
1,067        0.39%                  2
    S&P MidCap 400 Index Portfolio                             1,000
1,092        0.55%                  3
    Balanced Index Portfolio                                   1,000
1,053        0.60%                  3
    Nasdaq-100 Index Portfolio                                 1,000
1,065        0.65%                  3
    Russell 2000 Small Cap Index Portfolio                     1,000
1,100        0.75%                  4
    EAFE International Index Portfolio                         1,000
1,134        0.95%                  5
    Lehman Aggregate Bond Index Portfolio                      1,000
1,034        0.60%                  3

                BASED ON HYPOTHETICAL RETURN
                (5% return before expenses)
    Zenith Portfolio                                       $   1,000
$       1,020        0.91%          $       5
    Bond Portfolio                                             1,000
1,021        0.75%                  4
    S&P 500 Index Portfolio                                    1,000
1,023        0.39%                  2
    S&P MidCap 400 Index Portfolio                             1,000
1,022        0.55%                  3
    Balanced Index Portfolio                                   1,000
1,022        0.60%                  3
    Nasdaq-100 Index Portfolio                                 1,000
1,021        0.65%                  3
    Russell 2000 Small Cap Index Portfolio                     1,000
1,021        0.75%                  4
    EAFE International Index Portfolio                         1,000
1,020        0.95%                  5
    Lehman Aggregate Bond Index Portfolio                       1,000
1,022       0.60%                  3

   * Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by
     184/366 (to reflect the one-half year period).

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
                                                                ZENITH
PORTFOLIO

OBJECTIVE - Seeks long-term appreciation of capital by investing in common stocks and other equity securities with values that are, at present, not fully recognized by the market.

STRATEGY - The Summit Pinnacle Zenith Portfolio (the "Portfolio") will remain in a highly invested position ranging from 86% to 98%. The cash position will be held in highly liquid money market instruments to meet redemptions and to provide cash for future stock purchases as new opportunities arise.

MANAGER'S COMMENTS:

The Portfolio fund performance for the year ended December 31, 2004 was
14.77%
(before the impact of any product or contract-level fees) versus 16.49% for the
Russell 1000 Value and 10.88% for the Standard & Poor's 500 Composite
Stock (the
"S&P 500 Index") Indices.

In the face of stubbornly and surprisingly high energy prices, the economy performed very well in 2004 with the gross domestic product ("GDP") growing close to 4%. The Federal Reserve's "easy money" policy of low interest rates and tax cuts went hand in hand with aiding an incumbent President's re-election.
Inflation stayed subdued in spite of higher energy costs and a weakening dollar.
Job growth, which had been non-existent earlier in the Presidential administration, finally kicked into gear (2.2 million jobs were created). These factors stimulated consumer confidence and spending.

High energy prices actually benefited the Portfolio. The Portfolio was over-weighted in energy securities, the best performing sector in the Russell
1000 Value and under-weighted in financials, one of the lagging sectors for the year. Stocks with high dividend yields, like Equity Residential and Alliance
Capital, were among the top contributors to the Portfolio's performance return.
Railroads, an over-weighted sub-sector of transportation stocks, also aided performance. Stocks threatened with litigation were among the detractors. Marsh
McLennan was the latest financial company to find itself in Eliot Spitzer's sights, while Merck and Pfizer struggled with the fallout from studies suggesting that their prescription pain relievers may not be as safe as once thought. The Portfolio was also limited by being over-weighted in technology and healthcare stocks, the weakest sectors in the Russell 1000 Value, while being under-weighted in producer durables, which did better than the Index as a whole this year.

The economy recovered nicely in 2004 and gave the Federal Reserve the opportunity to raise the federal funds rates from 1% to 2.25%. While it is good that the economy is doing better, it also forebodes a tougher time for the fixed income markets as rates continue to rise. The Federal Reserve has hinted that the federal funds could rise to 3-5% this year to retard inflation and possibly cool growth. Unless earnings come in strongly for equities, rising interest rates could make for a difficult equity environment.

Equity returns last year came in fits and starts. The first half returns were tracking at single digit rates of return. The third quarter exhibited a decline of similar magnitude. The final quarter had a very robust return as uncertainty about terrorism and the presidential election dissipated. In 2005, company earnings must grow substantially enough to offset competition from rising money market and fixed income rates. The first year of a President's term is one in which long-term structural issues are traditionally tackled as opposed to spurring short-term economic growth. The increase in interest rates should slow housing growth, but this should be offset by increased corporate and energy spending. The Portfolio will continue to invest in companies that are temporarily out-of-favor and pare those which reach full valuation, particularly now that the economy has rebounded and the Federal Reserve is becoming more restrictive.

                                    FUND DATA

           Manager:                                James McGlynn
           Inception Date:                         August 15, 1984
           Total Net Assets:                       $51.86 Million
           Number of Holdings:                     59
           Median Cap Size:                        $37.48 Billion
           Average Price-to-book Ratio:            2.23x
           Dividend Yield:                         2.33%
           Average Price-to-earnings Ratio:
           Summit Pinnacle Zenith Portfolio        18.1x
           S&P 500 Index                           19.1x

                             TOP 10 EQUITY HOLDINGS

                                               (% OF NET ASSETS)
                                               -----------------
           Time Warner Inc.                           2.72%
           Sony Corp.                                 2.61%
           Union Pacific Corp.                        2.48%
           Unilever                                   2.46%
           Equity Residential Properties Trust        2.38%
           The Walt Disney Co.                        2.34%
           Du Pont (E.I.)                             2.32%
           Coca-Cola Co.                              2.28%
           St. Paul Travelers Companies               2.25%
           Alliance Capital Holdings                  2.25%

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit Zenith Portfolio - Average Annual Total Return

 1-YEAR      5-YEAR       10-YEAR
 14.77%      10.14%       10.32%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included.

                SUMMIT ZENITH PORTFOLIO      RUSSELL 1000 VALUE INDEX
RUSSELL 2000 INDEX
12/31/94               $  10,000                      $  10,000
$  10,000
1/31/95                $  10,105                      $  10,308
$   9,860
2/28/95                $  10,441                      $  10,715
$  10,248
3/31/95                $  10,600                      $  10,950
$  10,416
4/30/95                $  10,850                      $  11,297
$  10,631
5/31/95                $  11,116                      $  11,772
$  10,794
6/30/95                $  11,367                      $  11,931
$  11,329
7/31/95                $  11,695                      $  12,347
$  11,972
8/31/95                $  11,977                      $  12,521
$  12,195
9/30/95                $  12,221                      $  12,974
$  12,397
10/31/95               $  11,885                      $  12,845
$  11,833
11/30/95               $  12,282                      $  13,496
$  12,325
12/31/95               $  12,696                      $  13,835
$  12,621
1/31/96                $  12,819                      $  14,266
$  12,597
2/29/96                $  13,180                      $  14,374
$  12,979
3/31/96                $  13,551                      $  14,618
$  13,212
4/30/96                $  13,945                      $  14,674
$  13,911
5/31/96                $  14,331                      $  14,858
$  14,453
6/30/96                $  14,227                      $  14,870
$  13,844
7/31/96                $  13,484                      $  14,308
$  12,622
8/31/96                $  14,082                      $  14,717
$  13,336
9/30/96                $  14,389                      $  15,302
$  13,836
10/31/96               $  14,803                      $  15,894
$  13,603
11/30/96               $  15,329                      $  17,046
$  14,144
12/31/96               $  15,809                      $  16,829
$  14,484
1/31/97                $  16,223                      $  17,645
$  14,757
2/28/97                $  16,061                      $  17,904
$  14,381
3/31/97                $  15,468                      $  17,260
$  13,683
4/30/97                $  15,366                      $  17,985
$  13,700
5/31/97                $  16,545                      $  18,990
$  15,208
6/30/97                $  17,121                      $  19,805
$  15,832
7/31/97                $  17,875                      $  21,294
$  16,555
8/31/97                $  18,211                      $  20,536
$  16,913
9/30/97                $  19,497                      $  21,777
$  18,127
10/31/97               $  18,956                      $  21,168
$  17,306
11/30/97               $  18,862                      $  22,104
$  17,172
12/31/97               $  19,059                      $  22,749
$  17,456
1/31/98                $  18,647                      $  22,428
$  17,177
2/28/98                $  19,527                      $  23,937
$  18,447
3/31/98                $  20,868                      $  25,401
$  19,200
4/30/98                $  21,221                      $  25,571
$  19,288
5/31/98                $  20,226                      $  25,192
$  18,239
6/30/98                $  19,670                      $  25,515
$  18,269
7/31/98                $  18,177                      $  25,065
$  16,766
8/31/98                $  14,567                      $  21,335
$  13,499
9/30/98                $  15,210                      $  22,559
$  14,523
10/31/98               $  15,728                      $  24,307
$  15,105
11/30/98               $  15,998                      $  25,439
$  15,887
12/31/98               $  16,141                      $  26,305
$  16,871
1/31/99                $  15,989                      $  26,515
$  17,095
2/28/99                $  14,743                      $  26,141
$  15,710
3/31/99                $  14,992                      $  26,682
$  15,955
4/30/99                $  16,343                      $  29,174
$  17,385
5/31/99                $  16,330                      $  28,853
$  17,639
6/30/99                $  17,084                      $  29,691
$  18,436
7/31/99                $  17,097                      $  28,822
$  17,931
8/31/99                $  16,798                      $  27,752
$  17,267
9/30/99                $  16,342                      $  26,782
$  17,271
10/31/99               $  16,355                      $  28,324
$  17,342
11/30/99               $  16,693                      $  28,102
$  18,377
12/31/99               $  16,471                      $  28,238
$  20,457
1/31/2000              $  16,080                      $  27,317
$  20,126
2/29/2000              $  15,233                      $  25,287
$  23,451
3/31/2000              $  17,538                      $  28,373
$  21,908
4/30/2000              $  17,210                      $  28,042
$  22,907
5/31/2000              $  17,820                      $  28,338
$  21,571
6/30/2000              $  17,435                      $  27,043
$  23,456
7/31/2000              $  17,290                      $  27,381
$  22,722
8/31/2000              $  18,138                      $  28,905
$  24,445
9/30/2000              $  18,310                      $  29,170
$  23,721
10/31/2000             $  19,118                      $  29,886
$  22,663
11/30/2000             $  18,906                      $  28,777
$  20,338
12/31/2000             $  20,060                      $  30,218
$  22,095
1/31/2001              $  20,896                      $  30,335
$  23,244
2/28/2001              $  20,603                      $  29,491
$  21,721
3/31/2001              $  20,044                      $  28,450
$  20,659
4/30/2001              $  21,323                      $  29,844
$  22,275
5/31/2001              $  22,001                      $  30,516
$  22,823
6/30/2001              $  21,760                      $  29,838
$  23,610
7/31/2001              $  22,068                      $  29,776
$  22,333
8/31/2001              $  21,158                      $  28,582
$  21,612
9/30/2001              $  20,127                      $  26,569
$  18,703
10/31/2001             $  20,488                      $  26,341
$  19,797
11/30/2001             $  21,614                      $  27,871
$  21,329
12/31/2001             $  22,315                      $  28,529
$  22,645
1/31/2002              $  22,153                      $  28,309
$  22,409
2/28/2002              $  22,436                      $  28,355
$  21,795
3/31/2002              $  23,238                      $  29,696
$  23,546
4/30/2002              $  22,157                      $  28,677
$  23,760
5/31/2002              $  22,030                      $  28,821
$  22,705
6/30/2002              $  20,261                      $  27,166
$  21,579
7/31/2002              $  17,932                      $  24,640
$  18,320
8/31/2002              $  18,211                      $  24,825
$  18,275
9/30/2002              $  16,016                      $  22,064
$  16,962
10/31/2002             $  16,908                      $  23,699
$  17,507
11/30/2002             $  18,493                      $  25,192
$  19,069
12/31/2002             $  17,161                      $  24,099
$  18,006
1/31/2003              $  16,741                      $  23,516
$  17,508
2/28/2003              $  16,508                      $  22,888
$  16,979
3/31/2003              $  16,626                      $  22,927
$  17,198
4/30/2003              $  18,329                      $  24,944
$  18,828
5/31/2003              $  19,567                      $  26,556
$  20,849
6/30/2003              $  20,178                      $  26,888
$  21,226
7/31/2003              $  20,331                      $  27,288
$  22,555
8/31/2003              $  20,547                      $  27,714
$  23,588
9/30/2003              $  20,498                      $  27,442
$  23,151
10/31/2003             $  21,541                      $  29,122
$  25,096
11/30/2003             $  21,826                      $  29,518
$  25,987
12/31/2003             $  23,263                      $  31,336
$  26,515
1/31/2004              $  23,842                      $  31,888
$  27,665
2/29/2004              $  24,064                      $  32,570
$  27,914
3/31/2004              $  23,622                      $  32,283
$  28,174
4/30/2004              $  23,488                      $  31,496
$  26,737
5/31/2004              $  23,575                      $  31,817
$  27,162
6/30/2004              $  24,327                      $  32,568
$  28,306
7/31/2004              $  23,736                      $  32,109
$  26,401
8/31/2004              $  24,038                      $  32,565
$  26,266
9/30/2004              $  24,330                      $  33,069
$  27,498
10/31/2004             $  24,786                      $  33,618
$  28,040
11/30/2004             $  25,807                      $  35,319
$  30,471
12/31/2004             $  26,699                      $  36,503
$  31,373

[CHART]

                               SECTOR ALLOCATIONS

Financials                 27.3%
Utilities                   9.0%
Consumer Discretionary     11.7%
Energy                     12.1%
Consumer Non-Durable        7.9%
Health Care                 6.2%
Industrials                 5.1%
Technology                  8.0%
Materials                   5.4%
Short-Term & Other          2.6%
Transportation              4.7%

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL HIGHLIGHTS                                            ZENITH
PORTFOLIO

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the
1-for-5 reverse stock split on February 15, 2002.


YEAR ENDED DECEMBER 31,
                                                               --------
----------------------------------------------------------
                                                                  2004
2003          2002          2001         2000
                                                               --------
----------------------------------------------------------
Net asset value, beginning of period                           $
80.76    $    59.67    $    82.75    $    75.60    $    63.10
                                                               --------
--    ----------    ----------    ----------    ----------
Investment Activities:
   Net investment income / (loss)
1.47          1.17          1.11          1.40          1.15
   Net realized and unrealized gains / (losses)
10.33         20.01        (18.92)         7.05         12.40
                                                               --------
--    ----------    ----------    ----------    ----------
Total from Investment Activities
11.80         21.18        (17.81)         8.45         13.55
                                                               --------
--    ----------    ----------    ----------    ----------
DISTRIBUTIONS:
Net investment income
(1.26)        (0.09)        (1.39)        (1.30)        (1.05)
Return of capital
--            --         (3.88)           --            --
                                                               --------
--    ----------    ----------    ----------    ----------
Total Distributions
(1.26)        (0.09)        (5.27)        (1.30)        (1.05)
                                                               --------
--    ----------    ----------    ----------    ----------
Net asset value, end of period                                 $
91.30    $    80.76    $    59.67    $    82.75    $    75.60

==========    ==========    ==========    ==========    ==========
Total return
14.77%        35.56%       -23.10%        11.24%        21.79%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (1)
0.91%         0.93%         0.93%         0.81%         0.73%
Ratio of expenses to average net assets - gross
0.91%         0.93%         0.93%         0.83%         0.77%
Ratio of net investment income / (loss) to average net assets
1.74%         1.68%         1.52%         1.74%         1.47%
Portfolio turnover rate
68.59%        71.70%        56.53%       102.03%        81.95%
Net assets, end of period (000's)                              $
51,864    $   47,104    $   38,218    $   54,562    $   50,485

(1) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
ZENITH PORTFOLIO                                         SCHEDULE OF
INVESTMENTS

DECEMBER 31, 2004

                                                               SHARES
VALUE
                                                           ------------
-----------------
COMMON STOCKS - 97.43%
CONSUMER DISCRETIONARY - 11.65%
  Sony Corp.                                                   34,800
$      1,355,809
  Take-Two Interactive Software*                               25,800
897,582
  Time Warner Inc.*                                            72,500
1,409,400
  The Walt Disney Co.                                          43,700
1,214,860
  Viacom Inc                                                   32,049
1,166,263

----------------

6,043,914

----------------
CONSUMER NON-DURABLE - 7.94%
  Altria Group Inc.                                            12,500
763,750
  Coca-Cola Co.                                                24,800
1,182,292
  Sara Lee Corp.                                               37,200
898,008
  Unilever                                                     19,100
1,274,161

----------------

4,118,211

----------------
ENERGY -12.15%
  Anadarko Petroleum                                            6,600
427,746
  Baker Hughes Inc.*                                           23,400
998,478
  ChevronTexaco Corp.                                          18,938
994,434
  ConocoPhillips                                                7,771
674,756
  Devon Energy Corp                                            13,800
537,096
  Nabors Industries Ltd.*                                      15,100
774,479
  Unocal Corp.                                                 26,500
1,145,860
  Weatherford International Ltd.*                              14,600
748,980

----------------

6,301,829

----------------
FINANCIALS - 27.30%
  Alliance Capital Holdings                                    27,800
1,167,600
  Bank of America Corp.                                        14,700
690,753
  BB&T Corp.                                                   14,500
609,725
  Charles Schwab Corp.                                         42,800
511,888
  Citigroup Inc.                                               20,500
987,690
  Equity Residential Properties Trust                          34,100
1,233,738
  Freddie Mac                                                   7,100
523,270
  Goldman Sachs Group Inc.                                      5,800
603,432
  J.P. Morgan Chase & Co.                                      24,304
948,099
  KeyCorp                                                      18,100
613,590
  Marsh & McLennan Co.                                         23,600
776,440
  Mellon Financial Corp.                                       28,500
886,635
  Morgan Stanley Dean Witter & Co.*                            14,200
788,384
  PNC Financial Services Group                                 15,000
861,600
  St. Paul Travelers Companies                                 31,500
1,167,705
  Washington Mutual Inc.*                                      18,700
790,636
  Wells Fargo                                                  16,000
994,400

----------------

14,155,585

----------------
HEALTH CARE - 6.24%
  Bristol-Meyers Squibb                                        33,400
855,708
  Johnson & Johnson Co.                                         8,300
526,386
  Merck & Co.                                                  22,200
713,508
  Pfizer Inc.                                                  42,300
1,137,447

----------------

3,233,049

----------------
INDUSTRIALS - 5.09%
  Deere & Co.                                                  10,000
$        744,000
  General Electric                                             29,300
1,069,450
  SPX Corp.                                                    20,600
825,236

----------------

2,638,686

----------------
MATERIALS - 5.39%
  Alcan Inc.                                                   21,000
1,029,840
  Dow Chemical                                                 11,400
564,414
  Du Pont (E.I.)                                               24,500
1,201,725

----------------

2,795,979

----------------
TECHNOLOGY - 7.97%
  Electronic Data Systems Corp.                                22,700
524,370
  Hewlett-Packard                                              47,200
989,784
  International Business Machines                               9,100
897,078
  Microsoft Corp.                                              23,500
627,685
  Nokia Corp                                                   69,900
1,095,333

----------------

4,134,250

----------------
TRANSPORTATION - 4.70%
  CSX Corp.                                                    28,800
1,154,304
  Union Pacific Corp.                                          19,100
1,284,475

----------------

2,438,779

----------------
UTILITIES - 9.00%
  ALLTEL Corp.                                                  8,700
511,212
  Ameren Corporation                                           10,400
521,456
  Comcast Corporation*                                         22,300
732,332
  Cinergy Corporation                                          12,800
532,864
  SBC Communications Inc                                       32,300
832,371
  Southern Co.                                                 15,400
516,208
  Sprint Corp                                                  22,100
549,185
  Verizon Communications                                       11,700
473,967

----------------

4,669,595

----------------
    Total Common Stocks
       (cost $44,298,124)
50,529,877

----------------
SHORT-TERM INVESTMENTS - 2.40%
NORTHERN TRUST DIVERSIFIED ASSETS
FUND - 2.40%                                                1,244,022
1,244,022

----------------
    Total Short-Term Investments
       (cost $1,244,022)
1,244,022

----------------
TOTAL INVESTMENTS - 99.83%
   (cost $45,542,146)(1)
51,773,899

----------------
NORTHERN INSTITUTIONAL LIQUID
ASSET PORTFOLIO(2) - 6.40%
3,317,843

----------------
OTHER ASSETS AND LIABILITIES - (6.23%)
(3,227,871)

----------------
TOTAL NET ASSETS - 100.00%
$     51,863,871

================

*   Non-income producing

(1) For federal income tax purposes, cost is $45,569,791 and gross unrealized appreciation and depreciation of securities as of December 31, 2004 was
    $7,318,061 and ($1,113,953), respectively, with a net appreciation
/
    depreciation of $6,204,108.

(2) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is
$3,243,934,
    $3,317,843, and $0, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL STATEMENTS                                            ZENITH
PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
   Investments in securities, at value                         $
51,773,899
   Collateral for securities loaned,
      at fair value
3,317,843
   Receivables:
      Shares sold
54,726
      Interest and dividends
96,757
   Prepaid expenses and other
1,135
                                                               --------
--------

55,244,360
                                                               --------
--------
LIABILITIES
   Payables:
      Shares redeemed
2,595
      Payable upon return of securities loaned
3,317,843
      Advisory fees
27,710
      Administration expenses
3,330
      Directors' fees
1,563
      Custodian fees
2,815
      Fund accounting fees
5,233
      Professional fees
13,341
      Other accrued expenses
6,059
                                                               --------
--------

3,380,489
                                                               --------
--------
NET ASSETS*
   Paid-in capital
42,644,661
   Accumulated undistributed net
      investment income
731,107
   Accumulated net realized gain / (loss)
      on investments and futures contracts
2,256,350
   Net unrealized appreciation / (depreciation)
      on investments
6,231,753
                                                               --------
--------
                                                               $
51,863,871

================
 Shares authorized ($.10 par value)
40,000,000

 Shares outstanding
568,070

 Net asset value, offering and redemption
     price per share                                           $
91.30

 Investments at cost                                           $
45,542,146

* FEDERAL TAX DATA AS OF DECEMBER 31, 2004

   Undistributed ordinary income                               $
968,853
   Undistributed long-term gains                               $
2,046,249
   Unrealized appreciation                                     $
6,204,108

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
   Interest                                                    $
14,274
   Dividends
1,215,980
   Foreign dividend taxes withheld
(14,355)
   Other income
59,412
                                                               --------
--------

1,275,311
                                                               --------
--------
EXPENSES
   Advisory fees
308,794
   Administration expenses
48,249
   Custodian fees and expenses
6,894
   Fund accounting fees
30,677
   Professional fees
18,945
   Directors' fees
7,170
   Transfer agent fees
8,691
   Other expenses
9,632
                                                               --------
--------

439,052
                                                               --------
--------
NET INVESTMENT INCOME / (LOSS)
836,259
                                                               --------
--------
REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options
4,384,098

   Net change in unrealized appreciation /
      (depreciation) on investments
1,523,293
                                                               --------
--------

NET REALIZED AND UNREALIZED
   GAIN / (LOSS)
5,907,391
                                                               --------
--------

NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                  $
6,743,650

================

TRANSACTIONS WITH AFFILIATES:

          PERCENT OF CURRENT
           NET ASSET VALUE
---------------------------------------
   ADVISORY    ADMINISTRATION  EXPENSE
      FEE           FEE        LIMIT(1)   WAIVER   REIMBURSEMENT
----------------------------------------------------------------
     0.64%         0.10%         1.00%    $   --      $   --

(1) If total operating expenses, exclusive of advisory fees and certain other expenses, for any fiscal quarter exceed the indicated limit, the Adviser will reimburse the portfolio for such excess, up to the amount of the advisory fee for that year.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,


2004                2003
                                                               --------
----------------------------
OPERATIONS
   Net investment income / (loss)                              $
836,259    $        684,382
   Net realized gain / (loss) on investments and futures
4,384,098             295,042
   Net change in unrealized appreciation / (depreciation)
      on investments
1,523,293          11,507,662
                                                               --------
--------    ----------------

6,743,650          12,487,086
                                                               --------
--------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS*
   Net investment income
(733,678)            (55,856)
                                                               --------
--------    ----------------

(733,678)            (55,856)
                                                               --------
--------    ----------------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold
2,389,367           1,766,692
   Reinvestment of distributions
733,678              55,856
   Payments for shares redeemed
(4,373,494)         (5,367,306)
                                                               --------
--------    ----------------

(1,250,449)         (3,544,758)
                                                               --------
--------    ----------------
NET INCREASE / (DECREASE) IN NET ASSETS
4,759,523           8,886,472
NET ASSETS
   Beginning of period
47,104,348          38,217,876
                                                               --------
--------    ----------------
   End of period                                               $
51,863,871    $     47,104,348

================    ================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                $
731,107    $        628,526

================    ================


FUND SHARE TRANSACTIONS
   Sold
28,510              25,129
   Reinvestment of distributions
8,845                 975
   Redeemed
(52,575)            (83,327)
                                                               --------
--------    ----------------
      Net increase / (decrease) from fund share transactions
(15,220)            (57,223)

================    ================
TOTAL COST OF PURCHASES OF:
   Common Stocks                                               $
32,148,124    $     28,249,943
                                                               --------
--------    ----------------
                                                               $
32,148,124    $     28,249,943

================    ================
TOTAL PROCEEDS FROM SALES OF:
   Common Stocks                                               $
33,395,102    $     30,522,792
                                                               --------
--------    ----------------
                                                               $
33,395,102    $     30,522,792

================    ================

*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                             $
733,678    $         55,856
                                                               --------
--------    ----------------
                                                               $
733,678    $         55,856

================    ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
BOND PORTFOLIO

OBJECTIVE - Seeks a high level of current income, as is consistent with a reasonable investment risk, by investing in long-term, fixed-income, investment-grade corporate bonds.

STRATEGY - The Summit Pinnacle Bond Portfolio (the "Portfolio") will invest at least 80% of its asset value in fixed income securities. The Portfolio will normally invest 75% of the value of its assets in publicly traded straight debt securities that fall within the four highest grades as rated by a national rating agency. Up to 25% of the Portfolio may be invested in below investment grade securities, convertible debt, preferred stock and other securities.

MANAGERS' COMMENTS:

The Portfolio had a total return of 4.29% (after waivers and reimbursements, but before the impact of any product or contract-level fees) for the year ended
December 31, 2004, which was in-line with to the total return of 4.34% for the
Lehman Brothers Aggregate Bond Index (the "Index").

During 2004, interest rate spreads narrowed between corporate and mortgage-backed bonds and Treasury securities. With overall rates still generally low, investors aggressively sought out and bid up prices on bonds providing better yields than Treasuries. Lower quality bonds, with higher yields, generally outperformed higher quality bonds during the period. The
Portfolio was positioned to take advantage of these market conditions. The strategy of holding a higher percentage of corporate and mortgage-backed bonds in the Portfolio, compared to the Index, increased performance during the period. Additionally, having a modest exposure to high yield bonds in the
Portfolio, versus no exposure in the Index, benefited returns. Likewise, the strategy of holding a lower percentage of Treasury securities in the Portfolio also improved performance.

Also during 2004, the Federal Reserve raised the federal funds rate five times, from 1.0% at the beginning of the year, to 2.25% by yearend. As the economy continues to improve, and since the inflation rate rose to 3.3% during 2004, it would not be surprising to see the Federal Reserve continue to increase short-term interest rates in 2005. Conversely, the rate on longer-term Treasury bonds dropped slightly. The Portfolio generally held securities that were of a slightly shorter duration as compared to the Index. With short-term interest rates rising and long-term rates falling, the yield curve flattened substantially in 2004. This flattening of the yield curve detracted from the
Portfolio's overall performance.

Looking ahead, we believe that the economy will continue to improve in 2005, albeit at a slower rate than in 2003 and 2004. We expect corporate and mortgage-backed bond spreads to continue tightening versus Treasury securities, but again, at a reduced rate. Therefore, the Portfolio will maintain exposure to higher yielding bonds, at the expense of holding Treasury bonds. While the environment seems conducive for spread tightening in corporate and mortgage-backed bonds in 2005, we are concerned that a rise in the general level of interest rates will undermine an otherwise positive total return environment.
Therefore, the Portfolio will maintain a defensive posture with a slightly shorter duration to take advantage of opportunities to reinvest at the higher future interest rates we are anticipating.

                                    FUND DATA

           Managers:                         Gary R. Rodmaker
                                             Michael J. Schultz
                                             Dave Weisenburger
           Inception Date:                   August 15, 1984
           Total Net Assets:                 $36.30 Million
           Number of Holdings:               136
           Average Duration:                 4.27 years
           Average Maturity:                 11.9 years
           Average Credit Quality:           A2/A
           Current Yield:                    5.23%

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit Bond Portfolio - Average Annual Total Return

     1-YEAR      5-YEAR      10-YEAR
      4.29%       6.48%        7.40%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included.
Absent limitation of expenses during certain of the periods shown, performance would have been lower.

                  SUMMIT BOND PORTFOLIO   LEHMAN BROTHERS AGGREGATE
BOND INDEX
Dec-1994              $      10,000                   $      10,000
Jan-1995              $      10,189                   $      10,198
Feb-1995              $      10,428                   $      10,441
Mar-1995              $      10,497                   $      10,504
Apr-1995              $      10,649                   $      10,651
May-1995              $      11,076                   $      11,064
Jun-1995              $      11,138                   $      11,144
Jul-1995              $      11,179                   $      11,120
Aug-1995              $      11,293                   $      11,254
Sep-1995              $      11,396                   $      11,364
Oct-1995              $      11,564                   $      11,511
Nov-1995              $      11,721                   $      11,684
Dec-1995              $      11,903                   $      11,848
Jan-1996              $      12,075                   $      11,926
Feb-1996              $      11,946                   $      11,718
Mar-1996              $      11,924                   $      11,636
Apr-1996              $      11,891                   $      11,571
May-1996              $      11,913                   $      11,548
Jun-1996              $      12,070                   $      11,703
Jul-1996              $      12,104                   $      11,734
Aug-1996              $      12,138                   $      11,714
Sep-1996              $      12,401                   $      11,918
Oct-1996              $      12,620                   $      12,183
Nov-1996              $      12,827                   $      12,391
Dec-1996              $      12,759                   $      12,276
Jan-1997              $      12,829                   $      12,314
Feb-1997              $      12,934                   $      12,345
Mar-1997              $      12,784                   $      12,208
Apr-1997              $      12,915                   $      12,391
May-1997              $      13,082                   $      12,509
Jun-1997              $      13,260                   $      12,657
Jul-1997              $      13,648                   $      12,999
Aug-1997              $      13,539                   $      12,889
Sep-1997              $      13,794                   $      13,079
Oct-1997              $      13,929                   $      13,269
Nov-1997              $      14,016                   $      13,330
Dec-1997              $      14,165                   $      13,465
Jan-1998              $      14,391                   $      13,637
Feb-1998              $      14,391                   $      13,626
Mar-1998              $      14,689                   $      13,672
Apr-1998              $      14,766                   $      13,744
May-1998              $      14,856                   $      13,874
Jun-1998              $      14,959                   $      13,992
Jul-1998              $      15,012                   $      14,021
Aug-1998              $      14,972                   $      14,250
Sep-1998              $      15,197                   $      14,583
Oct-1998              $      14,849                   $      14,506
Nov-1998              $      15,050                   $      14,589
Dec-1998              $      15,089                   $      14,633
Jan-1999              $      15,170                   $      14,736
Feb-1999              $      14,926                   $      14,479
Mar-1999              $      15,075                   $      14,558
Apr-1999              $      15,103                   $      14,605
May-1999              $      14,951                   $      14,476
Jun-1999              $      14,924                   $      14,430
Jul-1999              $      14,882                   $      14,369
Aug-1999              $      14,854                   $      14,362
Sep-1999              $      14,938                   $      14,529
Oct-1999              $      14,924                   $      14,583
Nov-1999              $      14,935                   $      14,581
Dec-1999              $      14,921                   $      14,511
Jan-2000              $      14,820                   $      14,464
Feb-2000              $      14,978                   $      14,638
Mar-2000              $      15,155                   $      14,831
Apr-2000              $      15,066                   $      14,789
May-2000              $      14,907                   $      14,782
Jun-2000              $      15,279                   $      15,090
Jul-2000              $      15,432                   $      15,226
Aug-2000              $      15,703                   $      15,447
Sep-2000              $      15,652                   $      15,544
Oct-2000              $      15,601                   $      15,647
Nov-2000              $      15,787                   $      15,903
Dec-2000              $      16,025                   $      16,198
Jan-2001              $      16,330                   $      16,464
Feb-2001              $      16,534                   $      16,607
Mar-2001              $      16,619                   $      16,690
Apr-2001              $      16,568                   $      16,620
May-2001              $      16,672                   $      16,720
Jun-2001              $      16,619                   $      16,783
Jul-2001              $      16,992                   $      17,159
Aug-2001              $      17,169                   $      17,357
Sep-2001              $      17,081                   $      17,560
Oct-2001              $      17,454                   $      17,927
Nov-2001              $      17,294                   $      17,679
Dec-2001              $      17,116                   $      17,566
Jan-2002              $      17,205                   $      17,708
Feb-2002              $      17,273                   $      17,880
Mar-2002              $      17,169                   $      17,583
Apr-2002              $      17,470                   $      17,924
May-2002              $      17,592                   $      18,077
Jun-2002              $      17,515                   $      18,233
Jul-2002              $      17,577                   $      18,453
Aug-2002              $      17,810                   $      18,765
Sep-2002              $      17,910                   $      19,068
Oct-2002              $      17,669                   $      18,982
Nov-2002              $      17,832                   $      18,977
Dec-2002              $      18,097                   $      19,368
Jan-2003              $      18,085                   $      19,385
Feb-2003              $      18,403                   $      19,653
Mar-2003              $      18,456                   $      19,638
Apr-2003              $      18,740                   $      19,800
May-2003              $      19,106                   $      20,169
Jun-2003              $      19,188                   $      20,129
Jul-2003              $      18,699                   $      19,452
Aug-2003              $      18,816                   $      19,581
Sep-2003              $      19,396                   $      20,100
Oct-2003              $      19,290                   $      19,912
Nov-2003              $      19,385                   $      19,960
Dec-2003              $      19,583                   $      20,163
Jan-2004              $      19,798                   $      20,326
Feb-2004              $      20,008                   $      20,545
Mar-2004              $      20,174                   $      20,700
Apr-2004              $      19,655                   $      20,161
May-2004              $      19,508                   $      20,080
Jun-2004              $      19,591                   $      20,194
Jul-2004              $      19,795                   $      20,394
Aug-2004              $      20,145                   $      20,783
Sep-2004              $      20,212                   $      20,839
Oct-2004              $      20,363                   $      21,014
Nov-2004              $      20,237                   $      20,846
Dec-2004              $      20,423                   $      21,038

                                QUALITY BREAKDOWN

                                              (% OF PORTFOLIO)
                                              ----------------
           AAA                                       41%
           AA                                         2%
           A                                          7%
           BBB                                       38%
           BB                                         4%
           B                                          5%
           CCC                                        2%
           D                                          1%

[CHART]

                               SECTOR ALLOCATIONS

U.S. Treasuries & Agency Obligations    12.6%
Mortgage & Asset Backed Securities      37.8%
Corporate Bonds & Notes                 47.8%
Short-Term & Other                       1.8%

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
BOND PORTFOLIO                                              FINANCIAL
HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the
1-for-5 reverse stock split on February 15, 2002.


YEAR ENDED DECEMBER 31,
                                                               --------
----------------------------------------------------------
                                                                  2004
2003          2002          2001         2000
                                                               --------
----------------------------------------------------------
Net asset value, beginning of period                           $
48.41    $    47.93    $    48.15    $    47.30    $    51.80
                                                               --------
--    ----------    ----------    ----------    ----------
Investment Activities:
   Net investment income / (loss)
1.67          3.25          2.70          3.15          5.20
   Net realized and unrealized gains / (losses)
0.36          0.56         (0.04)           --         (1.95)
                                                               --------
--    ----------    ----------    ----------    ----------
Total from Investment Activities
2.03          3.81          2.66          3.15          3.25
                                                               --------
--    ----------    ----------    ----------    ----------
DISTRIBUTIONS:
Net investment income
(2.18)        (3.33)        (2.88)        (2.30)        (5.75)
In excess of net investment income
--            --            --            --         (0.30)
Return of capital
--            --            --            --         (1.70)
                                                               --------
--    ----------    ----------    ----------    ----------
Total Distributions
(2.18)        (3.33)        (2.88)        (2.30)        (7.75)
                                                               --------
--    ----------    ----------    ----------    ----------
Net asset value, end of period                                 $
48.26    $    48.41    $    47.93    $    48.15    $    47.30

==========    ==========    ==========    ==========    ==========
Total return
4.29%         8.21%         5.73%         6.81%         7.40%
RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (1)
0.75%         0.75%         0.76%         0.79%         0.61%
Ratio of expenses to average net assets - gross
0.82%         0.81%         0.85%         0.87%         0.68%
Ratio of net investment income / (loss) to average net assets
4.05%         6.72%         5.86%         6.37%         6.85%
Portfolio turnover rate
66.03%       109.52%        54.27%        65.14%        60.19%
Net assets, end of period (000's)                              $
36,300    $   37,197    $   35,415    $   29,147    $   22,802

(1) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                                           BOND
PORTFOLIO

DECEMBER 31, 2004

                                                               SHARES
VALUE
                                                     ------------------
-----------------
PREFERRED STOCKS - 0.37%
MEDIA & CABLE - 0.37%
  Paxson Communications                                        21,143
$        133,853

----------------
    Total Preferred Stocks
       (cost $149,350)
133,853

----------------
COMMON STOCKS - 0.28%
COMMUNICATIONS & MEDIA - 0.28%
  MCI Inc.                                                      5,067
102,151

----------------
    Total Common Stocks
       (cost $95,679)
102,151

----------------

                                                            PRINCIPAL
VALUE
                                                     ------------------
-----------------
U.S. TREASURY OBLIGATIONS - 12.55%
U.S. TREASURY NOTES & BONDS - 12.55%
  5.875% due 11/15/05                                $      1,650,000
$      1,693,893
  3.125% due 09/15/08                                         500,000
495,020
  5.500% due 05/15/09                                         750,000
811,172
  3.500% due 11/15/09                                         250,000
248,828
  5.000% due 02/15/11                                         250,000
265,947
  5.000% due 08/15/11                                         350,000
372,600
  4.000% due 11/15/12                                         200,000
199,664
  3.625% due 05/15/13                                         225,000
218,030
  4.250% due 08/15/14                                         250,000
250,557

----------------
    Total U.S. Treasury Obligations
       (cost $4,508,650)
4,555,711

----------------
MORTGAGE-BACKED SECURITIES - 17.99%
  FHLMC 5.000% due 05/01/18                                   177,099
179,993
  FHLMC 4.500% due 09/01/18                                 2,591,967
2,589,481
  FNMA 5.500% due 08/01/09                                    224,020
228,926
  FNMA 5.000% due 11/01/09                                    499,014
507,781
  FNMA 5.500% due 01/01/10                                    253,601
259,154
  FNMA 5.500% due 02/01/10                                    116,324
118,871
  FNMA 5.500% due 05/01/12                                    206,339
215,265
  FNMA 6.000% due 06/01/16                                    206,623
216,650
  FNMA 4.500% due 03/01/17                                    816,559
816,888
  FNMA 5.500% due 08/01/18                                  1,070,558
1,107,330
  FNMA 6.500% due 02/01/29                                     83,913
88,178
  FNMA 5.000% due 02/01/33                                     77,843
77,465
  GNMA 6.500% due 10/15/28                                    119,181
125,698

----------------
    Total Mortgage-Backed Securities
       (cost $6,461,015)
6,531,680

----------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.97%
AGENCY SECTOR - 9.06%
  FHR 2439 SC
     (13.674% due 07/15/28)                                       131
131
  FHR 2810 YA
     (5.500% due 06/15/34)                                    856,008
875,643
  FNR 1994-19 B
     (5.000% due 01/25/24)                                    250,810
253,312
  FNR 2002-48 GF
     (6.500% due 10/25/31)                           $      2,083,000
$      2,158,497

----------------

3,287,583

----------------
PRIVATE SECTOR - 8.91%
  BAFC 2003-2 B3
     (6.366% due 06/25/32)                                    216,751
218,172
  BOAA 2003-6 2B3
     (4.750% due 08/25/18)                                    337,599
313,734
  BOAA 2003-8 3B3
     (4.750% due 10/25/18)                                    142,695
132,890
  BOAMS 01-4 2B2
     (6.750% due 04/20/31)                                    492,622
497,672
  BOAMS 2004-6 1A11
     (5.500% due 07/25/34)                                    230,182
234,747
  CS First Boston
     (6.250% due 09/25/32)                                    157,841
158,704
  CXHE 2001-B M2
     (7.360% due 07/25/32)                                     98,669
101,092
  GMACM 2004-J1 A16
     (5.250% due 04/25/34)                                    283,876
287,781
  MASTR 2003-9 2a12
     (5.500% due 10/25/33)                                     95,687
97,686
  RALI 2001-QS15 M3
     (6.750% due 09/25/31)                                    178,050
177,702
  RALI 2002-QS16 M2
     (5.750% due 10/25/17)                                     90,233
92,512
  RALI 2002-QS16 M3
     (5.750% due 10/25/17)                                     90,233
91,129
  SASC 2003-20 B2
     (5.378% due 07/25/33)                                    300,162
291,546
  Salomon Brothers
     (4.139% due 09/25/33)                                    197,740
190,984
  WAMMS 2001-MS14 5A9
     (6.500% due 12/25/31)                                     16,628
16,599
  WAMU 2002-S3 2B3
     (6.000% due 06/25/17)                                    328,795
331,705

----------------

3,234,655

----------------
    Total Collateralized Mortgage Obligations
       (cost $6,559,000)
6,522,238

----------------
ASSET-BACKED SECURITIES - 1.86%
COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.86%
  Chase Commercial Mortgage Sec
     (6.600% due 12/19/07)                                    627,885
673,570

----------------
    Total Asset-Backed Securities
       (cost $616,962)
673,570

----------------
CORPORATE BONDS AND NOTES - 47.85%
AIR TRANSPORTATION - 2.07%
  America West Airlines, AMBAC Insured(2)
     (7.100% due 04/02/21)                                    216,627
229,998
  Continental Airlines Inc.
     (7.875% due 07/02/18)                                    249,877
241,166
  Jet Equipment(2)+(4)
     (7.630% due 08/15/12)                                    201,406
129,907
  NWA Trust No. 2 Class B
     (10.230% due 06/21/14)                                   164,677
151,503

----------------

752,574

----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                            PRINCIPAL
VALUE
                                                     ------------------
-----------------
CONSUMER CYCLICAL - 6.91%
  American Axle & Mfg Inc.
     (5.250% due 02/11/14)                           $        450,000
$        432,053
  DaimlerChrysler AG
     (6.500% due 11/15/13)                                    250,000
271,154
  General Motors
     (8.250% due 07/15/23)                                    300,000
312,502
  Hertz Corp.
     (7.625% due 06/01/12)                                    250,000
273,793
  ICI Wilmington
     (5.625% due 12/01/13)                                    250,000
258,923
  Lear Corp
     (8.110% due 05/15/09)                                    450,000
510,368
  MDC Holdings Inc.
     (5.500% due 05/15/13)                                    150,000
152,297
  Service Corp. International
     (7.700% due 04/15/09)                                    125,000
135,000
  Tech Olympic USA Inc.
     (9.000% due 07/01/10)                                    125,000
133,750
  Tenneco Automation(2)
     (8.625% due 11/15/14)                                     25,000
26,000

----------------

2,505,840

----------------
CONSUMER NON-DURABLE - 7.79%
  American Restaurant Group Inc.+(4)*
     (11.500% due 11/01/06)                                   250,000
145,000
  Amerigas Partner
     (8.875% due 05/20/11)                                     63,000
68,670
  Ametek Inc.
     (7.200% due 07/15/08)                                    250,000
271,050
  Block Financial Corp.
     (5.125% due 10/30/14)                                    210,000
205,290
  Boise Cascade(2)
     (5.005% due 10/15/12)                                     13,000
13,488
  Bunge Ltd
     (7.800% due 10/15/12)                                    300,000
356,228
  Cadmus Corp.
     (8.375% due 06/15/14)                                     63,000
68,591
  Chiquita Brands(2)
     (7.500% due 11/01/14)                                    125,000
126,563
  Dial Corp.
     (7.000% due 08/15/06)                                    250,000
263,903
  Hexcel Corp.
     (9.750% due 01/15/09)                                    125,000
130,000
  Hexcel Corp.
     (9.875% due 10/01/08)                                     13,000
14,430
  Hughes Supply Inc.(2)
     (5.500% due 10/15/14)                                    360,000
355,419
  Landry's Restaurant(2)
     (7.500% due 12/15/14)                                    125,000
124,063
  MGM Mirage
     (6.750% due 09/01/12)                                    125,000
131,563
  Miller Brewing Co.(2)
     (5.500% due 08/15/13)                                    300,000
313,574
  Mirage Resorts Inc.
     (6.750% due 02/01/08)                                     70,000
73,588
  Station Casinos
     (6.000% due 04/01/12)                                     62,000
63,163
  Werner Holdings Co. Inc.
     (10.000% due 11/15/07)                                   125,000
103,750

----------------

2,828,333

----------------
ELECTRIC UTILITIES - 1.98%
  AES Corporation
     (9.375% due 09/15/10)                                 $125,000 $
145,313
  First Energy Corp.
     (6.450% due 11/15/11)                                    240,000
260,753
  Nevada Power Co.
     (6.500% due 04/15/12)                                     31,000
32,782
  Sierra Power
     (6.250% due 04/15/12)                                     31,000
32,356
  TXU Corp(2)
     (5.550% due 11/15/14)                                    250,000
248,353

----------------

719,557

----------------
ENERGY - 7.16%
  Aventine Renewable Energy(2)
     (8.501 due 12/15/11)                                      62,000
62,620
  Calpine Corp.
     (10.500% due 05/15/06)                                   125,000
125,000
  Canadian Oil Sands(2)
     (5.800% due 08/15/13)                                    300,000
311,988
  Chesapeake Energy
     (9.000% due 08/15/12)                                    125,000
142,813
  Citgo Pertoleum(2)
     (6.000% due 10/15/11)                                     63,000
62,685
  Constellation Energy Group
     (7.000% due 04/01/12)                                    250,000
284,963
  Enterprise Productions(2)
     (5.600% due 10/15/14)                                    300,000
302,661
  Kaneb Pipeline
     (5.875% due 06/01/13)                                    300,000
312,242
  Kern River Funding Corp.(2)
     (6.676% due 07/31/16)                                     60,541
66,763
  Northwest Pipeline Corp.
     (8.125% due 03/01/10)                                     63,000
69,694
  Pemex Master Trust
     (8.000% due 11/15/11)                                    250,000
287,750
  Plains All American Pipline
     (5.625% due 12/15/13)                                    300,000
308,582
  Stone Energy(2)
     (6.750% due 12/15/14)                                    125,000
124,688
  Williams Co.
     (7.125% due 09/01/11)                                    125,000
136,563

----------------

2,599,012

----------------
FINANCE - 2.81%
  Captial One Bank
     (5.750% due 09/15/10)                                    300,000
318,242
  Ford Motor Credit Co.
     (5.700% due 01/15/10)                                    300,000
302,731
  GMAC
     (5.850% due 01/14/09)                                    250,000
253,292
  RH Donnelley Finance Corp.(2)
     (8.875% due 12/15/10)                                     63,000
70,245
  RH Donnelley Finance Corp.(2)
     (10.875% due 12/15/12)                                    63,000
74,813

----------------

1,019,323

----------------
HEALTH CARE - 2.68% Beckman Coulter Inc.
     (6.875% due 11/15/11)                                    300,000
337,628

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                            PRINCIPAL
VALUE
                                                     ------------------
-----------------
HEALTH CARE - 2.68% (CONTINUED)
  Genesis Healthcare Corp.
     (8.000% due 10/15/13)                           $         62,000
$         67,270
  Medco Health Solutions
     (7.250% due 08/15/13)                                    150,000
167,797
  WellPoint Inc.(2)
     (5.000% due 12/15/14)                                    400,000
398,741

----------------

971,436

----------------
INSURANCE - 3.38%
  American Financial Group
     (7.125% due 04/15/09)                                    250,000
275,691
  Farmers Exchange Capital(2)
     (6.000% due 08/01/14)                                    300,000
304,237
  Nationwide Financial Services
     (5.625% due 02/13/15)                                    375,000
381,857
  USF&G Capital
     (8.470% due 01/10/27)                                    240,000
265,619

----------------

1,227,404

----------------
MEDIA & CABLE - 2.37%
  Dex Media West
     (9.875% due 08/15/13)                                     60,000
69,150
  Emmis Operating Co.
     (6.875% due 05/15/12)                                    125,000
130,781
  Paxson Communications
     (0.000% due 01/15/09)                                     62,000
57,970
  TCI Communications Inc.
     (8.750% due 08/01/15)                                    240,000
306,110
  Univision Comm Inc.
     (7.850% due 07/15/11)                                    250,000
294,963

----------------

858,974

----------------
MEDIA CONGLOMERATE - 2.06%
  AOL Time Warner Inc.
     (6.875% due 05/01/12)                                    240,000
273,325
  Comcast Corp.
     (5.850% due 01/15/10)                                    100,000
107,197
  News American Holdings Nts.
     (4.750% due 03/15/10)                                    361,000
367,856

----------------

748,378

----------------
METALS & MINING - 0.39%
  Falconbridge LTD
     (7.350% due 06/05/12)                                    125,000
142,040

----------------
REAL ESTATE - 0.99%
  Health Care REIT
     (8.000% due 09/12/12)                                    250,000
292,919
  La Quinta Properties
     (7.000% due 08/15/12)                                     62,000
65,565

----------------

358,484

----------------
TECHNOLOGY - 1.91% Jabil Circuit Inc.
     (5.875% due 07/15/10)                           $        450,000
$        473,680
  Thomson Corp.
     (6.200% due 01/05/12)                                    200,000
219,757

----------------

693,437

----------------
TELECOMMUNICATIONS - 5.35%
  America Movil
     (5.500% due 03/01/14)                                    250,000
246,976
  AT&T Wireless Services
     (7.875% due 03/01/11)                                    125,000
147,326
  Charter Communications(2)
     (8.000% due 04/30/12)                                     63,000
65,520
  Charter Communications Inc.
     (4.750% due 06/01/06)                                     63,000
63,000
  Cox Communications Inc.(2)
     (5.450% due 12/15/14)                                    300,000
299,989
  Iwo Escrow Co.(2)
     (0.000% due 01/15/15)                                     62,000
38,440
  MCI Inc.
     (5.908% due 05/01/07)                                    125,000
127,968
  Nextel Communications
     (7.375% due 08/01/15)                                    125,000
137,500
  Qwest Communications International(2)
     (7.250% due 02/15/11)                                    125,000
128,125
  Qwest Communications(2)
     (7.875% due 09/01/11)                                     63,000
68,355
  Rogers Wireless Inc.(2)
     (7.500% due 03/15/15)                                     31,000
32,705
  Sprint Capital Corp.
     (7.625% due 01/30/11)                                    250,000
290,260
  Telus Corp.
     (8.000% due 06/01/11)                                    250,000
296,270

----------------

1,942,434

----------------
    Total Corporate Bonds & Notes
       (cost $16,870,124)
17,367,226

----------------

                                                               SHARES
VALUE
                                                     ------------------
-----------------
SHORT-TERM INVESTMENTS - 0.45%
NORTHERN TRUST DIVERSIFIED ASSETS
FUND - 0.45%                                                  164,311
$        164,311

----------------
    Total Short-Term Investments
       (cost $164,311)
164,311

----------------
TOTAL INVESTMENTS - 99.32%
   (cost $35,425,092)(1)
36,050,740

----------------
NORTHERN INSTITUTIONAL LIQUID ASSET
PORTFOLIO(3) - 25.28%
9,176,482

----------------
OTHER ASSETS AND LIABILITIES - (24.60%)
(8,927,621)

----------------
TOTAL NET ASSETS - 100.00%
$     36,299,601

================

*   Non-income producing
+   Illiquid
(1) For federal income tax purposes, cost is $35,425,092 and gross unrealized appreciation and depreciation of securities as of December 31, 2004 was
    $963,324 and ($337,676), respectively, with a net appreciation / depreciation of $625,648.
(2) Security exempt from registration under Rule 144(a) of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is
$8,995,790,
    $9,176,482, and $12,746, respectively.
(4) Security in default.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
BOND PORTFOLIO                                              FINANCIAL
STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
   Investments in securities, at value                         $
36,050,740
   Collateral for securities loaned,
      at fair value
9,176,482
   Receivables:
      Shares sold
3,321
      Interest and dividends
385,253
   Prepaid expenses and other
7,859
                                                               --------
--------

45,623,655
                                                               --------
--------
LIABILITIES
   Payables:
      Investment securities purchased
36,633
      Shares redeemed
7,514
      Payable upon return of securities loaned
9,176,482
      Bank overdraft
623
      Advisory fees
14,485
      Directors' fees
1,630
      Custodian fees
2,906
      Fund accounting fees
8,146
      Professional fees
13,020
      Deferred director's compensation
58,692
      Other accrued expenses
3,923
                                                               --------
--------

9,324,054
                                                               --------
--------
NET ASSETS*
   Paid-in capital
41,777,812
   Accumulated undistributed net
      investment income
892
   Accumulated net realized gain / (loss)
      on investments and futures contracts
(6,104,751)
   Net unrealized appreciation / (depreciation)
      on investments
625,648
                                                               --------
--------
                                                               $
36,299,601

================
 Shares authorized ($.10 par value)
30,000,000

 Shares outstanding
752,165

 Net asset value, offering and redemption
     price per share                                           $
48.26

 Investments at cost                                           $
35,425,092

* FEDERAL TAX DATA AS OF DECEMBER 31, 2004

   Undistributed ordinary income                               $
59,584
   Unrealized appreciation                                     $
625,648

              CAPITAL LOSS CARRYFORWARD EXPIRING DECEMBER 31:
-----------------------------------------------------------------------
--------
     2008           2009             2010             2011
2012
-------------   ------------    --------------    -------------   -----
--------
$  (4,635,701)  $   (119,441)   $   (1,273,958)   $          --   $
(75,650)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
   Interest                                                    $
1,741,742
   Dividends
3,827
   Other income
15,044
                                                               --------
--------

1,760,613
                                                               --------
--------
EXPENSES
   Advisory fees
172,910
   Administration expenses
36,789
   Custodian fees and expenses
7,094
   Fund accounting fees
48,517
   Professional fees
16,931
   Directors' fees
5,019
   Transfer agent fees
8,528
   Other expenses
5,703
                                                               --------
--------

301,491
   Reimbursements and waivers
(25,289)
                                                               --------
--------

276,202
                                                               --------
--------
NET INVESTMENT INCOME / (LOSS)
1,484,411
                                                               --------
--------
REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options
(56,701)

   Net change in unrealized appreciation /
      (depreciation) on investments
126,523
                                                               --------
--------
NET REALIZED AND UNREALIZED
   GAIN / (LOSS)
69,822
                                                               --------
--------
NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                  $
1,554,233

================

TRANSACTIONS WITH AFFILIATES:

             PERCENT OF CURRENT
              NET ASSET VALUE
-----------------------------------------------
   ADVISORY        ADMINISTRATION      EXPENSE
      FEE              FEE(2)          LIMIT(1)       WAIVER
REIMBURSEMENT
-----------------------------------------------------------------------
--------
     0.47%             0.10%             1.00%       $ 25,289       $
--

(1) If total operating expenses, exclusive of advisory fees and certain other expenses, for any fiscal quarter exceed the indicated limit, the Adviser will reimburse the portfolio for such excess, up to the amount of the advisory fee for that year.
(2) The Advisor has agreed to temporarily waive administration fees for the Bond
    Portfolio, to the extent that the Portfolio's total expense ratio exceeds
    .75%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,


2004               2003

------------------------------------
OPERATIONS
   Net investment income / (loss)
$      1,484,411    $      2,522,301
   Net realized gain / (loss) on investments and futures
(56,701)            427,740
   Net change in unrealized appreciation / (depreciation) on
investments            126,523              14,057

----------------    ----------------

1,554,233           2,964,098

----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS*
   Net investment income
(1,554,233)         (2,562,272)
   Distribution in excess
(78,593)                 --

----------------    ----------------

(1,632,826)         (2,562,272)

----------------    ----------------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold
5,277,021           5,892,089
   Reinvestment of distributions
1,632,826           2,562,272
   Payments for shares redeemed
(7,728,669)         (7,074,608)

----------------    ----------------

(818,822)          1,379,753

----------------    ----------------
NET INCREASE / (DECREASE) IN NET ASSETS
(897,415)          1,781,579
NET ASSETS
   Beginning of period
37,197,016          35,415,437

----------------    ----------------
   End of period
$     36,299,601    $     37,197,016

================    ================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
$            892    $        392,742

================    ================


FUND SHARE TRANSACTIONS
   Sold
110,220             122,015
   Reinvestment of distributions
33,999              53,566
   Redeemed
(160,360)           (146,128)

----------------    ----------------
      Net increase / (decrease) from fund share transactions
(16,141)             29,453

================    ================
TOTAL COST OF PURCHASES OF:
   Preferred and Common Stocks
$        249,083    $        125,000
   U.S. Government Securities
4,650,050          14,239,719
   Corporate Bonds
19,357,047          26,229,778

----------------    ----------------

$     24,256,180    $     40,594,497

================    ================
TOTAL PROCEEDS FROM SALES OF:
   Preferred and Common Stocks
$         88,977    $             --
   U.S. Government Securities
3,504,710          14,548,061
   Corporate Bonds
19,504,866          25,368,093

----------------    ----------------

$     23,098,553    $     39,916,154

================    ================
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income
$      1,632,826    $      2,562,272
   Long-term capital gains
--                  --

----------------    ----------------

$      1,632,826    $      2,562,272

================    ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
                                                         S&P 500 INDEX
PORTFOLIO

OBJECTIVE - Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500
Composite Stock Price Index (the "Index").

STRATEGY - The Summit Pinnacle S&P 500 Index Portfolio (the
"Portfolio") will
attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net asstes before expenses and the total return of the Index.

MANAGERS' COMMENTS:

For the year ended December 31, 2004, the Portfolio's total return was
10.37%
(after waivers and reimbursements, but before the impact of any product or contract-level fees). This compares to a 10.87% total return for the Index. The difference of 0.50% is referred to as "tracking error" and is largely attributed to the Portfolio's operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the Portfolio; brokers' commissions or other trading costs; and holding security positions in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Portfolio's objectives and strategies call for a correlation of at least 95% between the Portfolio's pre-expense total return and that of the
Index. The Portfolio achieved this level of correlation for the period presented.

                                    FUND DATA

           Manager:                                Team Managed
           Inception Date:                         December 29, 1995
           Total Net Assets:                       $279.88 Million
           Number of Equity Holdings:              500
           Median Cap Size:                        $10.57 Billion
           Average Price-to-book Ratio:            2.99x
           Dividend Yield:                         1.71%

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit S&P 500 Index Portfolio - Average Annual Total Return

 1-YEAR      5-YEAR    SINCE INCEPTION
 10.37%      -2.77%         9.17%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included.
Absent limitation of expenses during certain of the periods shown, performance would have been lower.

             SUMMIT S&P 500 INDEX PORTFOLIO          S&P 500 INDEX
Dec-1995              $   10,000                        $ 10,000
Jan-1996              $   10,400                        $ 10,340
Feb-1996              $   10,490                        $ 10,436
Mar-1996              $   10,600                        $ 10,537
Apr-1996              $   10,740                        $ 10,692
May-1996              $   11,021                        $ 10,968
Jun-1996              $   11,072                        $ 11,010
Jul-1996              $   10,598                        $ 10,523
Aug-1996              $   10,820                        $ 10,745
Sep-1996              $   11,405                        $ 11,350
Oct-1996              $   11,739                        $ 11,663
Nov-1996              $   12,600                        $ 12,545
Dec-1996              $   12,337                        $ 12,296
Jan-1997              $   13,110                        $ 13,065
Feb-1997              $   13,221                        $ 13,167
Mar-1997              $   12,669                        $ 12,626
Apr-1997              $   13,421                        $ 13,379
May-1997              $   14,224                        $ 14,195
Jun-1997              $   14,852                        $ 14,830
Jul-1997              $   16,040                        $ 16,009
Aug-1997              $   15,110                        $ 15,113
Sep-1997              $   15,947                        $ 15,941
Oct-1997              $   15,419                        $ 15,408
Nov-1997              $   16,124                        $ 16,121
Dec-1997              $   16,373                        $ 16,398
Jan-1998              $   16,570                        $ 16,579
Feb-1998              $   17,756                        $ 17,774
Mar-1998              $   18,662                        $ 18,684
Apr-1998              $   18,855                        $ 18,872
May-1998              $   18,523                        $ 18,548
Jun-1998              $   19,274                        $ 19,300
Jul-1998              $   19,081                        $ 19,095
Aug-1998              $   16,322                        $ 16,337
Sep-1998              $   17,361                        $ 17,384
Oct-1998              $   18,773                        $ 18,797
Nov-1998              $   19,916                        $ 19,936
Dec-1998              $   21,050                        $ 21,084
Jan-1999              $   21,914                        $ 21,965
Feb-1999              $   21,233                        $ 21,283
Mar-1999              $   22,065                        $ 22,134
Apr-1999              $   22,905                        $ 22,991
May-1999              $   22,349                        $ 22,449
Jun-1999              $   23,582                        $ 23,695
Jul-1999              $   22,850                        $ 22,955
Aug-1999              $   22,740                        $ 22,843
Sep-1999              $   22,117                        $ 22,217
Oct-1999              $   23,517                        $ 23,623
Nov-1999              $   23,975                        $ 24,103
Dec-1999              $   25,369                        $ 25,523
Jan-2000              $   24,074                        $ 24,241
Feb-2000              $   23,616                        $ 23,782
Mar-2000              $   25,920                        $ 26,108
Apr-2000              $   25,145                        $ 25,323
May-2000              $   24,624                        $ 24,803
Jun-2000              $   25,227                        $ 25,415
Jul-2000              $   24,825                        $ 25,017
Aug-2000              $   26,356                        $ 26,571
Sep-2000              $   24,959                        $ 25,168
Oct-2000              $   24,858                        $ 25,062
Nov-2000              $   22,892                        $ 23,086
Dec-2000              $   23,004                        $ 23,199
Jan-2001              $   23,808                        $ 24,023
Feb-2001              $   21,623                        $ 21,834
Mar-2001              $   20,250                        $ 20,452
Apr-2001              $   21,823                        $ 22,039
May-2001              $   21,955                        $ 22,187
Jun-2001              $   21,407                        $ 21,648
Jul-2001              $   21,194                        $ 21,435
Aug-2001              $   19,858                        $ 20,096
Sep-2001              $   18,242                        $ 18,474
Oct-2001              $   18,576                        $ 18,827
Nov-2001              $   19,993                        $ 20,271
Dec-2001              $   20,154                        $ 20,449
Jan-2002              $   19,846                        $ 20,151
Feb-2002              $   19,462                        $ 19,762
Mar-2002              $   20,181                        $ 20,505
Apr-2002              $   18,950                        $ 19,262
May-2002              $   18,801                        $ 19,122
Jun-2002              $   17,452                        $ 17,760
Jul-2002              $   16,083                        $ 16,377
Aug-2002              $   16,183                        $ 16,483
Sep-2002              $   14,420                        $ 14,693
Oct-2002              $   15,681                        $ 15,985
Nov-2002              $   16,593                        $ 16,924
Dec-2002              $   15,610                        $ 15,931
Jan-2003              $   15,195                        $ 15,515
Feb-2003              $   14,960                        $ 15,282
Mar-2003              $   15,102                        $ 15,431
Apr-2003              $   16,335                        $ 16,701
May-2003              $   17,186                        $ 17,579
Jun-2003              $   17,397                        $ 17,804
Jul-2003              $   17,699                        $ 18,117
Aug-2003              $   18,035                        $ 18,471
Sep-2003              $   17,836                        $ 18,275
Oct-2003              $   18,835                        $ 19,307
Nov-2003              $   18,993                        $ 19,477
Dec-2003              $   19,978                        $ 20,498
Jan-2004              $   20,336                        $ 20,875
Feb-2004              $   20,611                        $ 21,165
Mar-2004              $   20,293                        $ 20,846
Apr-2004              $   19,967                        $ 20,518
May-2004              $   20,233                        $ 20,800
Jun-2004              $   20,616                        $ 21,203
Jul-2004              $   19,932                        $ 20,501
Aug-2004              $   20,005                        $ 20,583
Sep-2004              $   20,211                        $ 20,806
Oct-2004              $   20,512                        $ 21,124
Nov-2004              $   21,332                        $ 21,977
Dec-2004              $   22,049                        $ 22,724

                             TOP 10 EQUITY HOLDINGS

                                               (% OF NET ASSETS)
                                               -----------------
           General Electric                           3.38%
           Exxon Mobil Corp.                          2.91%
           Microsoft Corporation                      2.56%
           Citigroup Inc.                             2.19%
           Wal-Mart Stores                            1.97%
           Pfizer, Inc.                               1.79%
           Bank of America Corp.                      1.67%
           Johnson & Johnson                          1.66%
           American International Group               1.51%
           International Business Machines            1.47%

[CHART]

                               SECTOR ALLOCATIONS

Consumer Discretionary                     11.9%
Consumer Staples                           10.5%
Energy                                      7.1%
Financials                                 20.5%
Health Care                                12.6%
Industrials                                11.7%
Information Technology                     16.0%
Materials                                   3.0%
Telecommunication Services                  3.2%
Utilities                                   2.9%
Short-Term, Futures, & Other                0.6%

     "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500",
"500", "S&P
     MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit
     Mutual Funds, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL HIGHLIGHTS                                     S&P 500 INDEX
PORTFOLIO

FINANCIAL HIGHLIGHTS
Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the
1-for-5 reverse stock split on February 15, 2002.


YEAR ENDED DECEMBER 31,
                                                               --------
-------------------------------------------------------
                                                                 2004
2003         2002         2001         2000
                                                               --------
-------------------------------------------------------
Net asset value, beginning of period                           $
73.21      $   57.82    $   75.15    $  102.95    $  115.60
                                                               --------
-      ---------    ---------    ---------    ---------
Investment Activities:
   Net investment income / (loss)
1.16(2)        0.81         0.69         0.80         1.05
   Net realized and unrealized gains / (losses)
6.41          15.17       (17.53)      (12.15)      (11.75)
                                                               --------
-      ---------    ---------    ---------    ---------
Total from Investment Activities
7.57          15.98       (16.84)      (11.35)      (10.70)
                                                               --------
-      ---------    ---------    ---------    ---------
DISTRIBUTIONS:
Net investment income
(0.30)         (0.59)       (0.38)       (0.55)       (1.15)
Net realized gains                                                    -
-             --        (0.11)      (15.90)       (0.80)
                                                               --------
-      ---------    ---------    ---------    ---------
Total Distributions
(0.30)         (0.59)       (0.49)      (16.45)       (1.95)
                                                               --------
-      ---------    ---------    ---------    ---------
Net asset value, end of period                                 $
80.48      $   73.21    $   57.82    $   75.15    $  102.95

=========      =========    =========    =========    =========
Total return
10.37%         27.98%      -22.55%      -12.39%       -9.32%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (1)
0.40%          0.52%        0.57%        0.46%        0.41%
Ratio of expenses to average net assets - gross
0.51%          0.54%        0.61%        0.47%        0.43%
Ratio of net investment income / (loss) to average net assets
1.69%          1.25%        1.04%        0.88%        0.81%
Portfolio turnover rate
1.59%          0.84%       10.51%        3.30%       21.36%
Net assets, end of period (000's)                              $
279,875      $  79,766    $  64,338    $  92,639    $ 114,103

(1) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

(2) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
S&P 500 INDEX PORTFOLIO                                  SCHEDULE OF
INVESTMENTS

DECEMBER 31, 2004

                                                               SHARES
VALUE
                                                     ------------------
-----------------
COMMON STOCKS - 99.37%
CONSUMER DISCRETIONARY - 11.88%
  AutoNation, Inc.                                              6,769
$        130,032
  AutoZone Inc.*                                                2,229
203,530
  Bed Bath & Beyond Inc.*                                       7,290
290,361
  Best Buy Co., Inc.                                            7,966
473,340
  Big Lots, Inc.                                                2,876
34,886
  Black & Decker Corp.                                          1,914
169,064
  Brunswick Corp.                                               2,252
111,474
  Carnival Corp.*                                              15,505
893,553
  Centex Corp.                                                  3,058
182,196
  Circuit City Group                                            5,159
80,687
  Clear Channel Communications*                                15,156
507,574
  Coach, Inc.*                                                  4,600
259,440
  Comcast Corporation*                                         55,396
1,843,579
  Cooper Tire & Rubber                                          1,817
39,156
  Dana Corp.                                                    3,659
63,410
  Darden Restaurants                                            4,058
112,569
  Delphi Corporation*                                          13,801
124,485
  Dillard Inc.                                                  2,049
55,057
  Dollar General                                                8,297
172,329
  Dow Jones & Co.                                               2,008
86,464
  Eastman Kodak                                                 7,057
227,588
  eBay Inc.*                                                   15,898
1,848,619
  Family Dollar Stores                                          4,244
132,540
  Federated Dept. Stores                                        4,449
257,108
  Ford Motor                                                   45,094
660,176
  Fortune Brands, Inc.                                          3,590
277,076
  Gannett Co.*                                                  6,674
545,266
  Gap (The)                                                    22,046
465,612
  General Motors                                               13,797
552,708
  Genuine Parts                                                 4,283
188,709
  Goodyear Tire & Rubber                                        4,319
63,317
  Harley-Davidson                                               7,456
452,952
  Harrah's Entertainment                                        2,722
182,075
  Hasbro Inc.                                                   4,294
83,218
  Hilton Hotels                                                 9,336
212,301
  Home Depot                                                   54,723
2,338,861
  International Game Technology                                 8,522
292,986
  Interpublic Group                                            10,210
136,814
  Johnson Controls                                              4,446
282,054
  Jones Apparel Group                                           3,110
113,733
  KB Home                                                       1,140
119,016
  Knight-Ridder Inc.*                                           1,966
131,604
  Kohl's Corp.                                                  8,367
411,405
  Leggett & Platt*                                              4,729
134,445
  Limited Brands, Inc.                                         10,134
233,285
  Liz Claiborne, Inc.                                           2,687
113,418
  Lowe's Cos.                                                  19,352
1,114,482
  Marriott International                                        5,693
358,545
  Mattel, Inc.                                                 10,579
206,185
  May Dept. Stores                                              7,104
208,858
  Maytag Corp.                                                  1,933
40,786
  McDonald's Corp.                                             31,245
1,001,715
  McGraw-Hill                                                   4,717
431,794
  Meredith Corp.*                                               1,234
66,883
  New York Times*                                               3,666
$        149,573
  Newell Rubbermaid Co.                                         6,753
163,355
  News Corporation                                             64,450
1,202,637
  NIKE Inc.                                                     6,459
585,767
  Nordstrom*                                                    3,384
158,134
  Office Depot                                                  7,710
133,846
  OfficeMax Inc.*                                               2,129
66,808
  Omnicom Group                                                 4,676
394,280
  Penney (J.C.)                                                 6,721
278,249
  Pulte Homes, Inc.                                             3,055
194,908
  RadioShack Corp*                                              4,037
132,737
  Reebok International                                          1,449
63,756
  Sears, Roebuck & Co.*                                         5,476
279,440
  Sherwin-Williams                                              3,588
160,132
  Snap-On Inc.                                                  1,433
49,238
  Stanley Works                                                 1,994
97,685
  Staples, Inc.                                                12,162
409,981
  Starbucks Corporation*                                        9,697
604,705
  Starwood Hotels & Resorts*                                    4,972
290,365
  Target Corp.                                                 22,436
1,165,101
  Tiffany & Co.*                                                3,612
115,476
  Time Warner Inc.                                            111,282
2,163,322
  TJX Companies Inc.*                                          12,390
311,361
  Toys R Us, Inc.                                               5,257
107,611
  Tribune Co.*                                                  7,686
323,888
  Univision Communications                                      7,941
232,433
  V.F. Corp.                                                    2,660
147,311
  Viacom Inc.                                                  43,060
1,566,953
  Visteon Corp.                                                 3,217
31,430
  Walt Disney Co.                                              50,356
1,399,897
  Wendy's International                                         2,803
110,046
  Whirlpool Corp.                                               1,714
118,626
  Yum*                                                          7,243
341,725

----------------

33,270,096

----------------
CONSUMER STAPLES - 10.49%
  Alberto-Culver                                                2,171
105,445
  Albertson's                                                   9,033
215,708
  Altria Group, Inc.*                                          50,356
3,076,752
  Anheuser-Busch*                                              20,051
1,017,187
  Archer-Daniels-Midland*                                      15,914
355,041
  Avon Products                                                11,646
450,700
  Brown-Forman Corp.*                                           2,989
145,505
  Campbell Soup                                                10,102
301,949
  Clorox Co.                                                    3,921
231,065
  Coca Cola Co.*                                               60,381
2,513,661
  Coca-Cola Enterprises                                        11,200
233,520
  Colgate-Palmolive                                            13,224
676,540
  ConAgra Foods, Inc.*                                         13,218
389,270
  Coors (Adolph)                                                  895
67,725
  Costco Wholesale Corporation                                 11,268
545,484
  CVS Corp.                                                     9,719
438,035
  General Mills                                                 9,190
456,835
  Gillette Co.*                                                24,911
1,115,514
  Heinz (H.J.)                                                  8,661
337,692
  Hershey Foods*                                                6,406
355,789
  Kellogg Co.                                                  10,047
448,699

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
CONSUMER STAPLES - 10.49% (CONTINUED)
  Kimberly-Clark                                               12,418
$        817,229
  Kroger Co.*                                                  18,337
321,631
  McCormick & Co.                                               3,416
131,858
  Pepsi Bottling Group                                          6,469
174,922
  PepsiCo Inc.                                                 42,249
2,205,398
  Procter & Gamble                                             62,992
3,469,599
  Reynolds American Inc.                                        3,685
289,641
  Safeway Inc.                                                 10,890
214,969
  Sara Lee Corp.*                                              19,458
469,716
  Supervalu Inc.                                                3,301
113,951
  Sysco Corp.                                                  15,930
608,048
  UST Inc.                                                      4,081
196,337
  Walgreen Co.                                                 25,230
968,075
  Wal-Mart Stores                                             104,626
5,526,345
  Wrigley (Wm) Jr.                                              5,534
382,897

----------------

29,368,732

----------------
ENERGY - 7.07%
  Amerada Hess                                                  2,211
182,142
  Anadarko Petroleum                                            6,175
400,202
  Apache Corp.                                                  7,979
403,498
  Ashland Inc.                                                  1,688
98,545
  Baker Hughes                                                  8,245
351,814
  BJ Services                                                   3,896
181,320
  Burlington Resources                                          9,776
425,256
  ChevronTexaco Corp.                                          52,626
2,763,391
  ConocoPhillips                                               16,754
1,454,750
  Devon Energy Corp.*                                          11,448
445,556
  El Paso Corp.                                                14,968
155,667
  EOG Resources                                                 2,832
202,092
  Exxon Mobil Corp.*                                          158,979
8,149,264
  Halliburton Co.                                              10,784
423,164
  Kerr-McGee                                                    3,632
209,893
  Kinder Morgan                                                 3,034
221,876
  Marathon Oil Corp.                                            7,637
287,228
  Nabors Industries Ltd.                                        3,608
185,054
  Noble Corporation                                             3,293
163,794
  Occidental Petroleum*                                         9,480
553,253
  Rowan Cos                                                     2,562
66,356
  Schlumberger Ltd.                                            14,412
964,883
  Sunoco., Inc.*                                                1,901
155,331
  Transocean Inc.*                                              7,872
333,694
  Unocal Corp.*                                                 6,376
275,698
  Valero Energy                                                 6,250
283,750
  Williams Cos                                                 12,778
208,154
  XTO Energy Inc.                                               6,400
226,432

----------------

19,772,057

----------------
FINANCIALS - 20.54%
  ACE Limited                                                   6,871
293,735
  AFLAC Inc.*                                                  12,624
502,940
  Allstate Corp.*                                              17,319
895,739
  Ambac Financial Group                                         2,629
215,920
  American Express                                             31,661
1,784,731
  American International Group                                 64,182
4,214,832
  AmSouth Bancorporation*                                       8,643
223,854
  Aon Corp.                                                     7,718
184,151
  Apartment Investment & Management                             2,319
89,374
  Archstone-Smith Trust                                         4,830
$        184,989
  Bank of America Corp.                                        99,514
4,676,163
  Bank of New York                                             19,038
636,250
  BB&T Corporation                                             13,441
565,194
  Bear Stearns Cos                                              2,414
246,976
  Capital One Financial                                         5,685
478,734
  Charles Schwab                                               33,413
399,619
  Chubb Corp.*                                                  4,621
355,355
  Cincinnati Financial                                          4,147
183,546
  CIT Group*                                                    5,000
229,100
  Citigroup Inc.                                              127,122
6,124,738
  Comerica Inc.*                                                4,316
263,362
  Compass Bancshares                                            3,030
147,470
  Countrywide Financial Corp.                                  13,598
503,262
  E*Trade Financial Corp.*                                      9,100
136,045
  Equity Office Properties                                      9,841
286,570
  Equity Residential                                            6,785
245,481
  Fannie Mae                                                   23,925
1,703,699
  Federal Home Loan Mtg                                        17,129
1,262,407
  Federated Investors Inc.                                      2,676
81,350
  Fifth Third Bancorp                                          14,011
662,440
  First Horizon National                                        3,089
133,167
  Franklin Resources                                            6,177
430,228
  Golden West Financial                                         7,480
459,422
  Goldman Sachs Group                                          11,896
1,237,660
  Hartford Financial ServicesGroup                              7,172
497,091
  Huntington Bancshares*                                        5,632
139,561
  Janus Capital Group*                                          5,923
99,566
  Jefferson-Pilot*                                              3,472
180,405
  JPMorgan Chase & Co.                                         86,958
3,392,232
  KeyCorp                                                      10,318
349,780
  Lehman Bros.                                                  6,682
584,541
  Lincoln National                                              4,380
204,458
  Loews Corp.                                                   4,565
320,920
  M&T Bank Corp.*                                               2,954
318,559
  Marsh & McLennan                                             13,057
429,575
  Marshall & Ilsley Corp.                                       5,575
246,415
  MBIA Inc.                                                     3,547
224,454
  MBNA Corp.                                                   31,455
886,716
  Mellon Bank Corp.                                            10,591
329,486
  Merrill Lynch                                                23,877
1,427,128
  MetLife Inc.                                                 18,713
758,064
  MGIC Investment                                               2,423
166,969
  Moody's Corp*                                                 3,662
318,045
  Morgan Stanley                                               26,988
1,498,374
  National City Corp.*                                         16,640
624,832
  North Fork Bancorporation                                    11,446
330,217
  Northern Trust Corp.                                          5,424
263,498
  Plum Creek Timber Co.                                         4,503
173,095
  PNC Bank Corp.*                                               6,823
391,913
  Principal Financial Group                                     7,948
325,391
  Progressive Corp.                                             5,315
450,925
  ProLogis                                                      4,429
191,909
  Providian Financial Corp.                                     7,142
117,629
  Prudential Financial*                                        13,307
731,353
  Regions Financial Corp.                                      11,389
405,335
  SAFECO Corp.                                                  3,411
178,191

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
FINANCIALS - 20.54% (CONTINUED)
  Simon Property Group, Inc                                     4,708
$        304,466
  SLM Corporation                                              11,092
592,202
  Sovereign Bancorp                                             7,550
170,253
  St. Paul Travelers Cos.*                                     16,316
604,834
  State Street Corp.                                            8,225
404,012
  SunTrust Banks                                                8,780
648,666
  Synovus Financial                                             7,426
212,235
  T. Rowe Price Group                                           3,063
190,519
  Torchmark Corp.                                               2,785
159,135
  U.S. Bancorp                                                 47,483
1,487,168
  UnumProvident Corp.                                           7,291
130,801
  Wachovia Corp.                                               39,845
2,095,847
  Washington Mutual                                            21,233
897,731
  Wells Fargo*                                                 41,648
2,588,423
  XL Capital                                                    3,378
262,302
  Zions Bancorp*                                                2,212
150,482

----------------

57,494,206

----------------
HEALTH CARE - 12.61%
  Abbott Labs                                                  38,483
1,795,232
  Aetna Inc.*                                                   3,757
468,686
  Allergan, Inc.                                                3,211
260,317
  AmerisourceBergen Corp.*                                      2,754
161,605
  Amgen Inc.*                                                  31,736
2,035,864
  Applera Corp-Applied Biosystems Group*                        5,115
106,955
  Bard (C.R.) Inc.                                              2,552
163,277
  Bausch & Lomb                                                 1,291
83,218
  Baxter International Inc.                                    15,029
519,102
  Becton, Dickinson                                             6,249
354,943
  Biogen Idec Inc*                                              8,064
537,143
  Biomet, Inc.                                                  6,293
273,053
  Boston Scientific                                            20,168
716,972
  Bristol-Myers Squibb*                                        47,743
1,223,176
  Cardinal Health, Inc.                                        10,654
619,530
  Caremark Rx                                                  11,100
437,673
  Chiron Corporation*                                           4,619
153,951
  CIGNA Corp.*                                                  3,459
282,151
  Express Scripts, Inc.*                                        1,932
147,682
  Fisher Scientific*                                            2,800
174,664
  Forest Laboratories                                           9,004
403,919
  Genzyme Corp.                                                 5,531
321,185
  Gilead Sciences, Inc.*                                       10,400
363,896
  Guidant Corp.                                                 7,653
551,781
  HCA Inc.                                                     12,197
487,392
  Health Management Assoc.                                      5,904
134,139
  Hospira Inc.                                                  3,848
128,908
  Humana Inc.*                                                  3,966
117,751
  IMS Health Inc.                                               5,895
136,823
  Johnson & Johnson                                            73,060
4,633,465
  King Pharmaceuticals                                          5,937
73,619
  Laboratory Corp. of America Holding                           3,400
169,388
  Lilly (Eli) & Co.*                                           27,638
1,568,457
  Manor Care Inc.                                               2,245
79,540
  McKesson Corp.                                                7,174
225,694
  Medco Health Solutions Inc.                                   6,656
276,890
  MedImmune, Inc.*                                              6,094
165,208
  Medtronic Inc.*                                              29,829
1,481,606
  Merck & Co.                                                  54,769
$      1,760,276
  Millipore Corp.                                               1,201
59,822
  Mylan Laboratories                                            6,300
111,384
  PerkinElmer                                                   3,123
70,236
  Pfizer, Inc.                                                186,214
5,007,294
  Quest Diagnostics                                             2,558
244,417
  Schering-Plough                                              36,183
755,501
  St Jude Medical                                               8,494
356,153
  Stryker Corp.                                                 9,818
473,719
  Tenet Healthcare Corp.                                       11,438
125,589
  Thermo Electron                                               4,008
121,002
  United Health Group Inc.*                                    16,401
1,443,780
  Waters Corporation                                            2,989
139,855
  Watson Pharmaceuticals*                                       2,657
87,176
  WellPoint Inc.*                                               7,144
821,560
  Wyeth                                                        32,792
1,396,611
  Zimmer Holdings                                               5,953
476,954

----------------

35,286,184

----------------
INDUSTRIALS - 11.70%
  3M Company*                                                  19,321
1,585,674
  Allied Waste Industries                                       7,880
73,126
  American Power Conversion Corporation                         4,886
104,560
  American Standard                                             5,376
222,136
  Apollo Group, Inc.*                                           4,338
350,120
  Avery Dennison Corp.*                                         2,719
163,058
  Block H&R                                                     4,389
215,061
  Boeing Company*                                              20,703
1,071,794
  Burlington Northern Santa Fe                                  9,141
432,461
  Caterpillar Inc.                                              8,545
833,223
  Cendant Corporation                                          25,846
604,279
  Cintas Corporation                                            4,201
184,256
  Cooper Industries, Ltd.*                                      2,298
156,011
  CSX Corp.                                                     5,267
211,101
  Cummins Inc.                                                  1,042
87,309
  Danaher Corp.                                                 7,558
433,905
  Deere & Co.                                                   5,906
439,406
  Delta Air Lines                                               3,038
22,724
  Donnelley (R.R.) & Sons                                       5,272
186,049
  Dover Corp.                                                   4,985
209,071
  Eaton Corp.                                                   3,740
270,626
  Emerson Electric*                                            10,359
726,166
  Equifax Inc.                                                  3,422
96,159
  FedEx Corporation                                             7,342
723,114
  Fluor Corp.*                                                  2,019
110,056
  General Dynamics*                                             4,868
509,193
  General Electric                                            259,545
9,473,393
  Goodrich Corporation                                          2,895
94,493
  Grainger (W.W.) Inc.*                                         2,246
149,629
  Honeywell International Inc.                                 21,227
751,648
  Illinois Tool Works                                           7,583
702,792
  Ingersoll-Rand Co. Ltd.                                       4,270
342,881
  ITT Industries, Inc.*                                         2,270
191,703
  L-3 Communications Holdings*                                  2,450
179,439
  Lockheed Martin Corp.                                        11,098
616,494
  Masco Corp.                                                  11,398
416,369
  Monster Worldwide                                             2,775
93,351

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
INDUSTRIALS - 11.70% (CONTINUED)
  Navistar International Corp.                                  1,691
$         74,370
  Norfolk Southern Corp.                                        9,612
347,858
  Northrop Grumman Corp.                                        9,012
489,892
  PACCAR Inc.                                                   4,307
346,627
  Pall Corp.*                                                   3,078
89,108
  Parker-Hannifin*                                              2,918
221,009
  Pitney-Bowes                                                  5,750
266,110
  Power-One Inc.                                                2,049
18,277
  Raytheon Co.                                                 10,240
397,619
  Robert Half International                                     4,215
124,047
  Rockwell Automation, Inc.                                     4,591
227,484
  Rockwell Collins                                              4,356
171,801
  Ryder System*                                                 1,578
75,381
  Southwest Airlines                                           19,386
315,604
  Textron Inc.                                                  3,347
247,009
  Tyco International                                           49,214
1,758,908
  Union Pacific                                                 6,282
422,465
  United Parcel Service                                        27,672
2,364,849
  United Technologies                                          12,682
1,310,685
  Waste Management Inc.                                        14,344
429,459

----------------

32,731,392

----------------
INFORMATION TECHNOLOGY - 15.96%
  ADC Telecommunications                                       19,807
53,083
  Adobe Systems Incorporated                                    5,759
361,320
  Advanced Micro Devices                                        8,584
189,020
  Affiliated Computer                                           3,325
200,132
  Agilent Technologies                                         11,702
282,018
  Altera Corporation*                                           9,358
193,711
  Analog Devices                                                9,039
333,720
  Andrew Corp.                                                  3,781
51,535
  Apple Computer, Inc.*                                         8,924
574,706
  Applied Materials, Inc.*                                     40,930
699,903
  Applied Micro Circuits*                                       7,555
31,807
  Autodesk, Inc.                                                5,490
208,346
  Automatic Data Processing Inc.                               14,632
648,929
  Avaya Inc.*                                                  10,266
176,575
  BMC Software                                                  5,573
103,658
  Broadcom Corporation*                                         7,454
240,615
  Ciena Corp.                                                  11,660
38,944
  Cisco Systems, Inc.*                                        161,494
3,116,834
  Citrix Systems, Inc.*                                         4,041
99,126
  Computer Associates International                            14,256
442,791
  Computer Sciences Corp.                                       4,611
259,922
  Compuware Corp.*                                              9,464
61,232
  Comverse Technology, Inc.*                                    4,750
116,138
  Convergys Corp.                                               3,907
58,566
  Corning Inc.                                                 32,751
385,479
  Dell Inc.*                                                   62,132
2,618,242
  Electronic Arts Inc.*                                         7,330
452,114
  Electronic Data Systems*                                     11,827
273,204
  EMC Corp.                                                    59,143
879,456
  First Data                                                   22,114
940,730
  Fiserv, Inc.*                                                 4,769
191,666
  Freescale Semiconductor Inc.                                  9,728
178,606
  Gateway Inc.                                                  7,997
48,062
  Hewlett-Packard                                              75,073
1,574,281
  Intel Corporation                                           156,800
$      3,667,552
  International Business Machines                              41,804
4,121,038
  Intuit Inc.*                                                  4,885
214,989
  Jabil Circuit                                                 4,915
125,726
  JDS Uniphase Corporation*                                    35,314
111,945
  KLA-Tencor Corporation*                                       4,793
223,258
  Lexmark International Inc                                     3,162
268,770
  Linear Technology Corporation                                 7,690
298,064
  LSI Logic                                                     9,337
51,167
  Lucent Technologies*                                        103,455
388,991
  Maxim Integrated Products, Inc.                               8,090
342,935
  Mercury Interactive Corporation*                              2,215
100,893
  Micron Technology                                            15,036
185,695
  Microsoft Corporation                                       267,909
7,155,849
  Molex Incorporated                                            4,686
140,580
  Motorola Inc.                                                57,318
985,870
  National Semiconductor                                        9,122
163,740
  NCR Corp.*                                                    2,328
161,167
  Network Appliance, Inc.*                                      8,495
282,204
  Novell Inc.                                                   9,198
62,087
  Novellus Systems, Inc.*                                       3,751
104,615
  NVIDIA Corp.                                                  4,003
94,311
  Oracle Corporation*                                         128,639
1,764,927
  Parametric Technology                                         6,566
38,674
  Paychex, Inc.                                                 9,281
316,296
  PeopleSoft Inc.*                                              9,236
244,568
  PMC-Sierra Inc.                                               4,254
47,858
  QLogic Corporation*                                           2,326
85,434
  QUALCOMM Incorporated                                        39,386
1,669,966
  Sabre Holding Corp.                                           3,532
78,269
  Sanmina-SCI Corporation*                                     12,741
107,916
  Scientific-Atlanta                                            3,740
123,457
  Siebel Systems, Inc.*                                        12,203
128,132
  Solectron                                                    23,606
125,820
  Sun Microsystems, Inc.*                                      80,422
432,670
  SunGard Data Systems*                                         7,072
200,350
  Symantec Corporation*                                        15,158
390,470
  Symbol Technologies*                                          5,674
98,160
  Tektronix Inc.                                                2,080
62,837
  Tellabs, Inc.*                                               11,278
96,878
  Teradyne Inc.*                                                4,710
80,400
  Texas Instruments*                                           42,604
1,048,910
  Unisys Corp.                                                  8,137
82,835
  VERITAS Software Corporation*                                10,522
300,403
  Xerox Corp.                                                  19,487
331,474
  Xilinx, Inc.                                                  8,425
249,801
  Yahoo! Inc.*                                                 32,360
1,219,325

----------------

44,661,747

----------------
MATERIALS - 3.03%
  Air Products & Chemicals*                                     5,591
324,110
  Alcoa Inc                                                    21,302
669,309
  Allegheny Technologies Inc*                                   1,983
42,972
  Ball Corp.                                                    2,774
122,001
  Bemis Company                                                 2,615
76,070
  Dow Chemical                                                 22,686
1,123,184
  Du Pont (E.I.)                                               24,536
1,203,491

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
MATERIALS - 3.03% (CONTINUED)
  Eastman Chemical*                                             1,904
$        109,918
  Ecolab Inc.*                                                  6,340
222,724
  Engelhard Corp.                                               3,090
94,770
  Freeport-McMoran Copper & Gold                                4,802
183,580
  Georgia-Pacific Group*                                        6,254
234,400
  Great Lakes Chemical                                          1,245
35,470
  Hercules, Inc.                                                2,731
40,555
  International Flavors & Fragrances                            2,306
98,789
  International Paper                                          11,829
496,818
  Louisiana Pacific                                             2,607
69,711
  MeadWestvaco Corporation                                      4,937
167,315
  Monsanto Co.                                                  6,449
358,242
  Newmont Mining Corp.                                         10,635
472,300
  Nucor Corp.*                                                  3,854
201,718
  Pactiv Corp.                                                  3,871
97,898
  Phelps Dodge*                                                 2,198
217,427
  PPG Industries*                                               4,182
285,045
  Praxair, Inc.                                                 8,004
353,377
  Rohm & Haas                                                   5,479
242,336
  Sealed Air Corp.                                              2,092
111,441
  Sigma-Aldrich Corporation                                     1,707
103,205
  Temple-Inland*                                                1,336
91,383
  United States Steel Corp.                                     2,740
140,425
  Vulcan Materials                                              2,504
136,743
  Weyerhaeuser Corp.                                            5,408
363,526

----------------

8,490,253

----------------
TELECOMMUNICATION SERVICES - 3.23%
  ALLTEL Corp.                                                  7,680
451,277
  AT&T Corp.                                                   19,448
370,679
  BellSouth                                                    45,498
1,264,389
  Century Telephone                                             3,548
125,848
  Citizens Communications                                       6,994
96,447
  Nextel Communications, Inc.*                                 27,059
811,770
  Qwest Communications International                           43,611
193,632
  SBC Communications Inc.                                      81,476
2,099,637
  Sprint Corp. FON                                             34,994
869,601
  Verizon Communications*                                      67,962
2,753,141

----------------

9,036,421

----------------
UTILITIES - 2.86%
  AES Corp.*                                                   15,342
209,725
  Allegheny Energy                                              3,124
61,574
  Ameren Corporation                                            4,468
224,026
  American Electric Power                                       9,724
333,922
  Calpine Corp.                                                10,186
40,133
  CenterPoint Energy                                            7,539
85,191
  CINergy Corp.                                                 4,384
182,506
  CMS Energy                                                    3,965
41,434
  Consolidated Edison                                           5,548
242,725
  Constellation Energy Group                                    4,117
179,954
  Dominion Resources                                            7,985
540,904
  DTE Energy Co.                                                4,143
$        178,688
  Duke Energy                                                  22,334
565,720
  Dynegy Inc.                                                   9,299
42,961
  Edison International                                          8,014
256,688
  Entergy Corp.                                                 5,634
380,802
  Exelon Corp.                                                 16,100
709,527
  FirstEnergy Corp.                                             8,117
320,703
  FPL Group                                                     4,527
338,393
  Keyspan Energy                                                3,914
154,407
  NICOR Inc.*                                                   1,083
40,005
  NiSource Inc.                                                 6,465
147,273
  Peoples Energy                                                  905
39,775
  PG&E Corp.                                                   10,214
339,921
  Pinnacle West Capital                                         2,246
99,745
  PPL Corp.                                                     4,364
232,514
  Progress Energy, Inc.                                         6,032
272,887
  Public Serv. Enterprise Inc.                                  5,788
299,645
  Sempra Energy                                                 5,569
204,271
  Southern Co.*                                                18,025
604,198
  TECO Energy                                                   4,625
70,948
  TXU Corp.                                                     5,976
385,811
  Xcel Energy Inc                                               9,815
178,633

----------------

8,005,609

----------------
    Total Common Stocks
       (cost $236,933,373)
278,116,697

----------------
UNIT INVESTMENT TRUST - 0.09%
  S&P 500 Depositary Receipts*                                  2,100
253,827

----------------
    Total Unit Investment Trust
       (cost $236,112)
253,827

----------------
SHORT-TERM INVESTMENTS(3) - 0.74%
NORTHERN TRUST DIVERSIFIED ASSETS
PORTFOLIO - 0.63%                                           1,775,556
1,775,556

----------------

                                                            PRINCIPAL
VALUE
                                                     ------------------
-----------------
U.S. TREASURY BILL - 0.11%
  (.870% due 12/31/31)                               $        300,000
$        298,727

----------------
    Total Short-Term Investments
       (cost $2,074,203)
2,074,283

----------------
TOTAL INVESTMENTS - 100.20%
   (cost $239,243,688)(1)
280,444,807

----------------
NORTHERN INSTITUTIONAL LIQUID ASSET
PORTFOLIO(2) - 4.55%
12,723,681

----------------
OTHER ASSETS AND LIABILITIES - (4.75%)
(13,293,040)

----------------
TOTAL NET ASSETS - 100.00%
$    279,875,448

================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

*   Non-income producing

(1) For federal income tax purposes, cost is $239,605,699 and gross unrealized appreciation and depreciation of securities as of December 31, 2004 was
    $54,769,929 and ($13,930,821), respectively, with a net
appreciation /
    depreciation of $40,839,108.

(2) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is
$13,538,155,
    $12,723,681, and $1,183,230, respectively.

(3) Securities and other assets with an aggregate value of $1,517,125 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2004:

                                                UNREALIZED
                                               APPRECIATION/
TYPE                              CONTRACTS   (DEPRECIATION)
------------------------------------------------------------
S&P 500 Index (03/05)                5        $       10,375

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
S&P 500 INDEX PORTFOLIO                                     FINANCIAL
STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
   Investments in securities, at value                         $
280,444,807
   Collateral for securities loaned,
      at fair value
12,723,681
   Receivables:
      Shares sold
42,414
      Interest and dividends
371,291
   Prepaid expenses and other
6,233
                                                               --------
--------

293,588,426
                                                               --------
--------
LIABILITIES
   Payables:
      Shares redeemed
830,737
      Payable upon return of securities loaned
12,723,681
      Advisory fees
38,502
      Administration expenses
23,598
      Directors' fees
8,809
      Custodian fees
13,576
      Fund accounting fees
9,279
      Professional fees
22,682
      Royalty fees
26,761
      Variation margin
1,973
      Other accrued expenses
13,380
                                                               --------
--------

13,712,978
                                                               --------
--------
NET ASSETS*
   Paid-in capital
237,308,361
   Accumulated undistributed net
      investment income
3,687,795
   Accumulated net realized gain / (loss)
      on investments and futures contracts
(2,332,202)
   Net unrealized appreciation / (depreciation)
      on investments and futures contracts
41,211,494
                                                               --------
--------
                                                               $
279,875,448

================
 Shares authorized ($.10 par value)
30,000,000

 Shares outstanding
3,477,397

 Net asset value, offering and redemption
     price per share                                           $
80.48

 Investments at cost                                           $
239,243,688

* FEDERAL TAX DATA AS OF DECEMBER 31, 2004

   Undistributed ordinary income                               $
3,687,795
   Unrealized appreciation                                     $
40,839,108

CAPITAL LOSS CARRYFORWARD EXPIRING DECEMBER 31:
-----------------------------------------------
     2010           2011             2012
-------------   ------------    --------------
$  (1,959,815)  $         --    $           --

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
   Interest                                                    $
31,360
   Dividends
4,879,173
   Other income
3,708
                                                               --------
--------

4,914,241
                                                               --------
--------
EXPENSES
   Advisory fees
705,838
   Administration expenses
235,279
   Custodian fees and expenses
28,682
   Fund accounting fees
54,110
   Professional fees
52,822
   Directors' fees
40,238
   Transfer agent fees
9,587
   Royalty fee
22,834
   Other expenses
46,971
                                                               --------
--------

1,196,361
   Reimbursements and waivers
(246,464)
                                                               --------
--------

949,897
                                                               --------
--------
NET INVESTMENT INCOME / (LOSS)
3,964,344
                                                               --------
--------
REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options
409,715
   Net realized gain / (loss) on futures contracts
558,300
                                                               --------
--------

968,015
                                                               --------
--------
   Net change in unrealized appreciation /
      (depreciation) on investments
      and futures contracts
15,716,193
                                                               --------
--------
NET REALIZED AND UNREALIZED
   GAIN / (LOSS)
16,684,208
                                                               --------
--------
NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                  $
20,648,552

================

TRANSACTIONS WITH AFFILIATES:

              PERCENT OF CURRENT
               NET ASSET VALUE
--------------------------------------------------
   ADVISORY        ADMINISTRATION      EXPENSE
      FEE              FEE             LIMIT(1)(2)    WAIVER
REIMBURSEMENT
-----------------------------------------------------------------------
--------
     0.30%             0.10%             0.30%       $ 246,464      $
--

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated
    percentage of their average net assets.
(2) Effective July 1, 2003, the Adviser has voluntarily agreed to waive its fees and/or reimburse expenses of the portfolio to the extent necessary, to limit all expenses to 0.48% of the average daily net assets of the portfolio until
    March 31, 2004, then to 0.39% of the average daily net assets effective
    April 1, 2004 until December 31, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,


2004               2003
                                                               --------
----------------------------
OPERATIONS
   Net investment income / (loss)                              $
3,964,344    $        857,853
   Net realized gain / (loss) on investments and futures
968,015             (76,498)
   Net change in unrealized appreciation / (depreciation)
      on investments and futures contracts
15,716,193          16,453,104
                                                               --------
--------    ----------------

20,648,552          17,234,459
                                                               --------
--------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS*
   Net investment income
(1,045,466)           (639,600)
                                                               --------
--------    ----------------

(1,045,466)           (639,600)
                                                               --------
--------    ----------------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold
202,761,935           5,202,483
   Reinvestment of distributions
1,045,466             639,600
   Payments for shares redeemed
(23,301,175)         (7,008,986)
                                                               --------
--------    ----------------

180,506,226          (1,166,903)
                                                               --------
--------    ----------------
NET INCREASE / (DECREASE) IN NET ASSETS
200,109,312          15,427,956
NET ASSETS
   Beginning of period
79,766,136          64,338,180
                                                               --------
--------    ----------------
   End of period                                               $
279,875,448    $     79,766,136

================    ================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                $
3,687,795    $        768,917

================    ================


FUND SHARE TRANSACTIONS
   Sold
2,685,520              80,322
   Reinvestment of distributions
13,866              11,667
   Redeemed
(311,497)           (115,207)
                                                               --------
--------    ----------------
      Net increase / (decrease) from fund share transactions
2,387,889             (23,218)

================    ================
TOTAL COST OF PURCHASES OF:
   Common Stocks                                               $
190,706,551    $        549,229
                                                               --------
--------    ----------------
                                                               $
190,706,551    $        549,229

================    ================
TOTAL PROCEEDS FROM SALES OF:
   Common Stocks                                               $
3,661,882    $      3,535,197
                                                               --------
--------    ----------------
                                                               $
3,661,882    $      3,535,197

================    ================
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                             $
1,045,466    $        639,600
                                                               --------
--------    ----------------
                                                               $
1,045,466    $        639,600

================    ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
                                                  S&P MIDCAP 400 INDEX
PORTFOLIO

OBJECTIVE - Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's
MidCap 400 Composite Stock Index (the "Index").

STRATEGY - The Summit Pinnacle S&P MidCap 400 Index Portfolio (the "Portfolio") will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Index.

MANAGER'S COMMENTS:

For the year ended December 31, 2004, the Portfolio's total return was
15.76%
(before the impact of any product or contract-level fees). This compares to a
16.47% total return for the Index. The difference of 0.71% is referred to as
"tracking error" and is largely attributed to the Portfolio's operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the Portfolio; brokers' commissions or other trading costs; and holding security positions in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the
Portfolio's objectives and strategies call for a correlation of at least 95% between the Portfolio's pre-expense total return and that of the Index. The
Portfolio achieved this level of correlation for the period presented.

                                    FUND DATA

           Manager:                                Team Managed
           Inception Date:                         May 3, 1999
           Total Net Assets:                       $99.77 Million
           Number of Equity Holdings:              400
           Median Cap Size:                        $2.36 Billion
           Average Price-to-book Ratio:            2.54x
           Dividend Yield:                         1.25%

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit S&P MidCap 400 Index Portfolio - Average Annual Total Return

     1-YEAR      5-YEAR     SINCE INCEPTION
      15.76%      8.68%          9.64%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included.

                  SUMMIT S&P MIDCAP 400 INDEX PORTFOLIO    S&P MIDCAP
400 INDEX
Apr-1999                     $      10,000                      $
10,000
May-1999                     $       9,930                      $
10,043
Jun-1999                     $      10,430                      $
10,580
Jul-1999                     $      10,180                      $
10,354
Aug-1999                     $       9,830                      $
9,999
Sep-1999                     $       9,500                      $
9,691
Oct-1999                     $       9,960                      $
10,184
Nov-1999                     $      10,480                      $
10,719
Dec-1999                     $      11,114                      $
11,355
Jan-2000                     $      10,782                      $
11,036
Feb-2000                     $      11,556                      $
11,808
Mar-2000                     $      12,513                      $
12,796
Apr-2000                     $      11,992                      $
12,349
May-2000                     $      11,851                      $
12,196
Jun-2000                     $      12,003                      $
12,375
Jul-2000                     $      12,187                      $
12,570
Aug-2000                     $      13,551                      $
13,974
Sep-2000                     $      13,443                      $
13,878
Oct-2000                     $      12,966                      $
13,408
Nov-2000                     $      12,003                      $
12,396
Dec-2000                     $      12,891                      $
13,343
Jan-2001                     $      13,172                      $
13,641
Feb-2001                     $      12,405                      $
12,863
Mar-2001                     $      11,480                      $
11,908
Apr-2001                     $      12,731                      $
13,221
May-2001                     $      13,029                      $
13,529
Jun-2001                     $      12,961                      $
13,475
Jul-2001                     $      12,756                      $
13,274
Aug-2001                     $      12,334                      $
12,840
Sep-2001                     $      10,807                      $
11,243
Oct-2001                     $      11,271                      $
11,741
Nov-2001                     $      12,102                      $
12,614
Dec-2001                     $      12,729                      $
13,265
Jan-2002                     $      12,661                      $
13,198
Feb-2002                     $      12,666                      $
13,213
Mar-2002                     $      13,561                      $
14,158
Apr-2002                     $      13,487                      $
14,092
May-2002                     $      13,254                      $
13,854
Jun-2002                     $      12,270                      $
12,839
Jul-2002                     $      11,067                      $
11,595
Aug-2002                     $      11,116                      $
11,653
Sep-2002                     $      10,215                      $
10,715
Oct-2002                     $      10,658                      $
11,179
Nov-2002                     $      11,271                      $
11,825
Dec-2002                     $      10,801                      $
11,339
Jan-2003                     $      10,482                      $
11,008
Feb-2003                     $      10,226                      $
10,746
Mar-2003                     $      10,307                      $
10,836
Apr-2003                     $      11,049                      $
11,622
May-2003                     $      11,961                      $
12,584
Jun-2003                     $      12,104                      $
12,744
Jul-2003                     $      12,527                      $
13,197
Aug-2003                     $      13,085                      $
13,794
Sep-2003                     $      12,880                      $
13,583
Oct-2003                     $      13,848                      $
14,610
Nov-2003                     $      14,321                      $
15,119
Dec-2003                     $      14,553                      $
15,374
Jan-2004                     $      14,860                      $
15,708
Feb-2004                     $      15,209                      $
16,085
Mar-2004                     $      15,258                      $
16,152
Apr-2004                     $      14,756                      $
15,623
May-2004                     $      15,053                      $
15,946
Jun-2004                     $      15,388                      $
16,308
Jul-2004                     $      14,659                      $
15,548
Aug-2004                     $      14,615                      $
15,508
Sep-2004                     $      15,039                      $
15,967
Oct-2004                     $      15,275                      $
16,222
Nov-2004                     $      16,179                      $
17,187
Dec-2004                     $      16,847                      $
17,907

                             TOP 10 EQUITY HOLDINGS

                                               (% OF NET ASSETS)
                                               -----------------
           Washington Post                            0.84%
           D.R. Horton                                0.84%
           Lennar Corp                                0.79%
           Harman International Industries            0.76%
           Foot Locker Inc.                           0.75%
           Fidelity National Financial                0.71%
           Murphy Oil                                 0.66%
           Legg Mason                                 0.66%
           Lyondell Chemical Co.                      0.62%
           Weatherford International Ltd.             0.62%

[CHART]

                               SECTOR ALLOCATIONS

Consumer Discretionary             19.0%
Consumer Staples                    4.4%
Energy                              6.5%
Financials                         17.8%
Health Care                        10.3%
Industrials                        12.3%
Information Technology             14.1%
Materials                           5.1%
Utilities                           6.6%
Short-Term, Futures, & Other        3.9%

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL HIGHLIGHTS                              S&P MIDCAP 400 INDEX
PORTFOLIO

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the
1-for-5 reverse stock split on February 15, 2002.


YEAR ENDED DECEMBER 31,
                                                               --------
----------------------------------------------------------
                                                                  2004
2003          2002          2001          2000
                                                               --------
----------------------------------------------------------
Net asset value, beginning of period                           $
52.62    $    39.29    $    46.70    $    59.55    $    55.20
                                                               --------
--    ----------    ----------    ----------    ----------
Investment Activities:
   Net investment income / (loss)
0.35(2)       0.29          0.22          0.30          1.10
   Net realized and unrealized gains / (losses)
7.93         13.28         (7.25)        (1.00)         7.20
                                                               --------
--    ----------    ----------    ----------    ----------
Total from Investment Activities
8.28         13.57         (7.03)        (0.70)         8.30
                                                               --------
--    ----------    ----------    ----------    ----------
DISTRIBUTIONS:
Net investment income
(0.14)        (0.24)        (0.23)        (0.20)        (1.20)
Net realized gains
--            --         (0.15)       (11.95)        (2.75)
                                                               --------
--    ----------    ----------    ----------    ----------
Total Distributions
(0.14)        (0.24)        (0.38)       (12.15)        (3.95)
                                                               --------
--    ----------    ----------    ----------    ----------
Net asset value, end of period                                 $
60.76    $    52.62    $    39.29    $    46.70    $    59.55

==========    ==========    ==========    ==========    ==========
Total return
15.76%        34.74%       -15.15%        -1.25%        15.99%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (1)
0.56%         0.60%         0.60%         0.60%         0.60%
Ratio of expenses to average net assets - gross
0.56%         0.67%         0.81%         0.82%         0.77%
Ratio of net investment income / (loss) to average net assets
0.68%         0.58%         0.53%         0.65%         1.44%
Portfolio turnover rate
15.08%         8.54%        27.73%        18.57%       146.33%
Net assets, end of period (000's)                              $
99,775    $   39,944    $   23,180    $   20,588    $   15,054

(1) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

(2) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
S&P MIDCAP 400 INDEX PORTFOLIO                           SCHEDULE OF
INVESTMENTS

DECEMBER 31, 2004

                                                               SHARES
VALUE
                                                     ------------------
-----------------
COMMON STOCKS - 96.62%
CONSUMER DISCRETIONARY - 19.00%
  99(Cents) Only Stores*                                        6,190
$        100,030
  Abercrombie & Fitch Co.                                       7,733
363,064
  Advance Auto Parts*                                           6,500
283,920
  Aeropostale Inc.*                                             4,958
145,914
  American Eagle Outfitters                                     6,562
309,070
  American Greetings                                            6,111
154,914
  AnnTaylor Stores Corp.*                                       6,294
135,510
  Applebee's International                                      7,227
191,154
  Arvinmeritor Inc                                              6,185
138,358
  Bandag, Inc.                                                  1,727
86,022
  Barnes & Noble*                                               6,242
201,429
  Belo Corp.                                                   10,251
268,986
  Blyth Inc                                                     3,653
107,983
  Bob Evans Farms                                               3,159
82,576
  Borders Group                                                 6,687
169,850
  Borg Warner Inc.                                              5,003
271,013
  Boyd Gaming Corp.                                             7,768
323,537
  Brinker International*                                        7,705
270,214
  Caesars Entertainment, Inc.*                                 27,881
561,523
  Callaway Golf Co.                                             6,794
91,719
  CarMax Inc.*                                                  9,279
288,113
  Catalina Marketing                                            4,663
138,165
  CBRL Group                                                    4,295
179,746
  Cheesecake Factory*                                           6,932
225,082
  Chico's FAS*                                                  7,955
362,191
  Claire's Stores                                               8,810
187,213
  D.R. Horton                                                  20,782
837,722
  Dollar Tree Stores, Inc.*                                    10,074
288,922
  Emmis Communications*                                         5,005
96,046
  Entercom Communications*                                      4,442
159,423
  Foot Locker Inc.                                             27,868
750,485
  Furniture Brands International                                4,735
118,612
  Gentex Corp                                                   6,916
256,030
  GTECH Holdings Corp.                                         10,321
267,830
  Harman International Industries                               5,969
758,063
  Harte-Hanks, Inc.                                             7,599
197,422
  Hovanian Enterprises Inc.*                                    5,442
269,488
  International Speedway                                        4,744
250,483
  Krispy Kreme Doughnuts*                                       5,510
69,426
  Lear Corporation                                              6,009
366,609
  Lee Enterprises                                               4,023
185,380
  Lennar Corp                                                  13,911
788,475
  Mandalay Resort Group                                         6,013
423,496
  Media General                                                 2,114
137,008
  Michaels Stores                                              12,075
361,889
  Modine Mfg                                                    3,080
104,012
  Mohawk Industries*                                            5,943
542,299
  Neiman-Marcus Group                                           4,349
311,128
  O'Reilly Automotive*                                          4,921
221,691
  Outback Steakhouse                                            6,576
301,049
  Pacific Sunwear of California*                                6,603
146,983
  Payless ShoeSource*                                           6,082
74,809
  PETsMART, Inc.                                               12,936
459,616
  Pier 1 Imports                                                7,650
150,705
  Reader's Digest Association                                   8,871
$        123,396
  Regis Corp.                                                   3,951
182,339
  Rent-A-Center*                                                6,777
179,591
  Ross Stores, Inc.                                            13,142
379,410
  Ruby Tuesday, Inc.                                            5,786
150,899
  Ryland Group                                                  4,241
244,027
  SAKS Inc.*                                                   12,418
180,185
  Scholastic Corp.*                                             3,539
130,801
  Thor Industries                                               5,062
187,547
  Timberland Co*                                                3,066
192,146
  Toll Brothers*                                                6,656
456,668
  Tupperware Corp.                                              5,218
108,117
  Urban Outfitters Inc.*                                        7,211
320,168
  Valassis Communication*                                       4,566
159,856
  Washington Post                                                 854
839,499
  Westwood One, Inc.*                                           8,551
230,278
  Williams-Sonoma Inc.*                                        10,382
363,785

----------------

18,961,109

----------------
CONSUMER STAPLES - 4.37%
  BJ's Wholesale Club*                                          6,189
180,286
  Church & Dwight                                               5,566
187,129
  Constellation Brands*                                         9,612
447,054
  Dean Foods*                                                  13,269
437,214
  Energizer Holdings Inc.*                                      6,462
321,097
  Hormel Foods Corp.                                           12,371
387,830
  Lancaster Colony                                              3,134
134,355
  PepsiAmericas, Inc.                                          12,333
261,953
  Ruddick Corp.                                                 4,167
90,382
  Smithfield Foods*                                             9,889
292,616
  Smucker (J.M.)                                                5,203
244,905
  Tootsie Roll                                                  4,656
161,237
  Tyson Foods                                                  31,531
580,170
  Universal Corp.                                               2,274
108,788
  Whole Foods Market, Inc.                                      5,545
528,716

----------------

4,363,732

----------------
ENERGY - 6.54%
  Cooper Cameron Corp*                                          4,891
263,185
  ENSCO International                                          13,456
427,094
  FMC Technologies*                                             6,090
196,098
  Forest Oil*                                                   5,281
167,513
  Grant Prideco*                                               11,005
220,650
  Hanover Compressor*                                           6,957
98,302
  Helmerich & Payne                                             4,490
152,840
  Murphy Oil                                                    8,203
659,931
  National-Oilwell Inc.*                                        7,655
270,145
  Newfield Exploration*                                         5,543
327,314
  Noble Energy, Inc                                             5,240
323,098
  Overseas Shipholding Group                                    3,509
193,697
  Patterson UTI-Energy                                         14,923
290,252
  Pioneer Natural Resources                                    12,986
455,809
  Plains Exploration & Production*                              6,885
179,010
  Pogo Producing                                                5,739
278,285
  Pride International*                                         12,136
249,273
  Smith International*                                          9,342
508,298
  Tidewater Inc.                                                5,401
192,330
  Varco International*                                          8,728
254,421

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
ENERGY - 6.54% (CONTINUED)
  Weatherford International Ltd.*                              12,101
$        620,781
  Western Gas Resources                                         6,589
192,728

----------------

6,521,054

----------------
FINANCIALS - 17.82%
  A.G. Edwards                                                  6,812
294,347
  Allmerica Financial*                                          4,740
155,614
  AMB Property Corp                                             7,393
298,603
  American Financial Group                                      6,572
205,769
  AmeriCredit Corp.*                                           13,833
338,217
  AmerUs Group Co.                                              3,494
158,278
  Associated Banc-Corp                                         11,548
383,509
  Astoria Financial                                             6,630
265,001
  Bank of Hawaii Corp.                                          4,717
239,341
  Banknorth Group Inc                                          15,668
573,449
  Brown & Brown Inc.                                            6,167
268,573
  City National Corp.                                           4,380
309,447
  Colonial BancGroup                                           11,900
252,637
  Commerce Bancorp.                                             7,076
455,694
  Cullen Frost Bankers                                          4,640
225,504
  Developers Diversified Rlty                                   9,121
404,699
  Dime Bancorp Inc.                                             1,500
285
  Eaton Vance                                                   5,980
311,857
  Everest Re Group                                              4,998
447,621
  Fidelity National Financial                                  15,538
709,620
  First American Corp.                                          7,982
280,487
  FirstMerit Corp.                                              7,509
213,931
  Gallagher (Arthur J.)                                         8,243
267,898
  GATX Corp.                                                    4,405
130,212
  Greater Bay Bancorp                                           4,543
126,659
  HCC Insurance Holdings                                        6,042
200,111
  Hibernia Corp.                                               13,815
407,681
  Highwoods Properties                                          4,778
132,351
  Horace Mann Educators                                         3,812
72,733
  Hospitality Properties Trust                                  5,985
275,310
  Independence Community Bank                                   7,540
321,053
  IndyMac Bancorp                                               5,527
190,405
  Investors Financial Services                                  5,920
295,882
  Jefferies Group, Inc.                                         5,092
205,106
  LaBranche & Co.*                                              5,347
47,909
  Legg Mason                                                    8,975
657,509
  Leucadia National Corp.                                       6,387
443,769
  Liberty Property Trust                                        7,627
329,486
  Mack-Cali Realty                                              5,424
249,667
  Mercantile Bankshares                                         7,057
368,375
  MoneyGram International                                       7,894
166,879
  New Plan Excel Realty Trust                                   9,148
247,728
  New York Community Bancorp                                   23,616
485,781
  Ohio Casualty*                                                5,523
128,189
  Old Republic International                                   16,240
410,872
  PMI Group                                                     8,504
355,042
  Protective Life Corp.                                         6,194
264,422
  Radian Group                                                  8,197
436,408
  Raymond James Financial                                       6,578
203,786
  Rayonier Inc.                                                 4,442
217,258
  SEI Investments                                               9,127
382,695
  Silicon Valley Bancshares*                                    3,205
143,648
  StanCorp Financial Group                                      2,531
$        208,808
  TCF Financial                                                12,358
397,186
  United Dominion Realty Trust                                 11,819
293,111
  Unitrin, Inc.                                                 6,124
278,336
  W. R. Berkley Corp.                                           7,496
353,586
  Waddell & Reed Financial Investment                           7,382
176,356
  Washington Federal Inc.                                       7,016
186,205
  Webster Financial Corp.                                       4,724
239,223
  Weingarten Realty SBI                                         7,928
317,913
  Westamerica Bancorp                                           2,836
165,367
  Wilmington Trust Corp.                                        6,005
217,081

----------------

17,790,479

----------------
HEALTH CARE - 10.35%
  Apria Healthcare Group*                                       4,311
142,047
  Barr Pharmaceuticals, Inc.*                                   9,137
416,099
  Beckman Coulter Inc.                                          5,415
362,750
  Cephalon Inc*                                                 5,141
261,574
  Charles River Labs*                                           5,775
265,708
  Community Health Systems*                                     7,767
216,544
  Covance Inc.*                                                 5,561
215,489
  Coventry Health Care Inc.*                                    7,994
424,322
  Cytyc Corp.*                                                  9,948
274,266
  DENTSPLY International Inc.                                   7,195
404,359
  Edwards Lifesciences Corp.*                                   5,298
218,595
  First Health Group*                                           8,190
153,235
  Health Net, Inc.*                                             9,903
285,900
  Hillenbrand Industries                                        5,513
306,192
  INAMED Corp.*                                                 3,193
201,957
  Invitrogen Corporation*                                       4,562
306,247
  IVAX Corp.*                                                  22,331
353,276
  LifePoint Hospitals*                                          3,449
120,094
  Lincare Holdings Inc.*                                        8,937
381,163
  Millennium Pharmaceuticals, Inc.*                            27,251
330,282
  Omnicare, Inc.                                                9,284
321,412
  PacifiCare Health Systems Inc.*                               7,504
424,126
  Par Pharmaceutical Cos.*                                      3,018
124,885
  Patterson Companies Inc.*                                    12,230
530,660
  Perrigo Co.                                                   6,439
111,202
  Protein Design Labs*                                          8,514
175,899
  Renal Care Group*                                             6,003
216,048
  Schein (Henry) Inc.*                                          3,854
268,393
  Sepracor Inc.*                                                9,361
555,763
  STERIS Corp.*                                                 6,171
146,376
  Techne Corp.*                                                 3,681
143,191
  Triad Hospitals*                                              6,856
255,112
  Universal Health Services Cl B                                5,196
231,222
  Valeant Pharmaceuticals International                         7,498
197,572
  Varian Inc.*                                                  3,094
126,885
  Varian Medical Systems*                                      12,113
523,766
  VCA Antech*                                                   7,327
143,609
  Vertex Pharmaceuticals*                                       7,159
75,671
  VISX Inc.*                                                    4,418
114,294

----------------

10,326,185

----------------
INDUSTRIALS - 12.29%
  ADESA Inc.                                                    8,168
173,325
  AGCO Corp.*                                                   8,035
175,886

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
INDUSTRIALS - 12.29% (CONTINUED)
  Airtran Holdings Inc.*                                        7,635
$         81,695
  Alaska Air Group*                                             2,402
80,443
  Alexander & Baldwin                                           3,807
161,493
  Alliant Techsystems*                                          3,355
219,350
  Ametek, Inc.                                                  6,104
217,730
  Banta Corp.                                                   2,220
99,367
  C.H. Robinson Worldwide, Inc.                                 7,603
422,122
  Career Education Corporation*                                 9,126
365,040
  Carlisle Companies                                            2,775
180,153
  ChoicePoint Inc.*                                             7,901
363,367
  CNF Inc.                                                      4,602
230,560
  Copart Inc.*                                                  8,020
211,086
  Corinthian Colleges*                                          8,063
151,947
  Crane Company                                                 4,887
140,941
  Deluxe Corp.                                                  4,456
166,342
  DeVRY Inc.*                                                   6,270
108,847
  Donaldson Co.                                                 7,411
241,450
  Dun & Bradstreet*                                             6,188
369,114
  Dycom Industries*                                             4,328
132,091
  Education Management*                                         6,553
216,315
  Expeditors International of Washington, Inc.                  9,500
530,860
  Fastenal Company                                              6,760
416,146
  Federal Signal                                                4,286
75,691
  Flowserve Corporation*                                        4,937
135,965
  Graco Inc.                                                    6,164
230,225
  Granite Construction                                          3,712
98,739
  Harsco Corp.                                                  3,680
205,123
  HNI Corporation                                               5,004
215,422
  Hubbell Inc. Cl B                                             5,434
284,198
  Hunt(J.B.) Transport Service Inc.                             7,235
324,490
  ITT Educational Services*                                     4,091
194,527
  Jacobs Engineering Group*                                     5,017
239,762
  JetBlue Airways Corp.*                                        9,232
214,367
  Kelly Services                                                3,141
94,795
  Kennametal Inc.                                               3,389
168,671
  Korn/Ferry International*                                     3,475
72,106
  Laureate Education Inc.*                                      4,316
190,292
  Manpower Inc.                                                 8,038
388,235
  Miller (Herman)                                               6,295
173,931
  Nordson Corporation                                           3,235
129,626
  Pentair Inc.                                                  8,983
391,299
  Precision Castparts                                           5,856
384,622
  Quanta Services*                                             10,467
83,736
  Republic Services                                            13,438
450,711
  Rollins, Inc.                                                 4,085
107,517
  Sequa Corp.*                                                    942
57,603
  Sotheby's Holdings*                                           5,669
102,949
  SPX Corp.                                                     6,692
268,082
  Stericycle Inc.*                                              4,011
184,305
  Swift Transportation*                                         6,795
145,957
  Tecumseh Products Co.                                         1,645
78,631
  Teleflex                                                      3,592
186,568
  The Brink's Company                                           5,062
200,050
  Thomas & Betts*                                               5,268
161,991
  Trinity Industries                                            4,239
144,465
  United Rentals*                                               6,933
131,034
  Werner Enterprises                                            7,034
159,250
  York International                                            3,706
128,005

----------------

12,258,610

----------------
INFORMATION TECHNOLOGY - 14.09%
  3Com Corp.*                                                  33,884
$        141,296
  Activision, Inc.*                                            12,393
250,091
  Axiom Corp.                                                   7,685
202,116
  Adtran Inc.                                                   6,809
130,324
  Advent Software, Inc.*                                        2,918
59,761
  Alliance Data Systems*                                        7,282
345,749
  Amphenol Corp.*                                               7,885
289,695
  Arrow Electronics*                                           10,319
250,752
  Ascential Software Corp.*                                     5,233
85,350
  Atmel Corp.*                                                 42,516
166,663
  Avnet, Inc*                                                  10,732
195,752
  Avocent Corp*                                                 4,437
179,787
  BISYS Group*                                                 10,701
176,031
  Cabot Micro-Electronics*                                      2,209
88,470
  Cadence Design Systems*                                      24,095
332,752
  CDW Corporation                                               7,403
491,189
  Ceridian Corp.*                                              13,256
242,320
  Certegy, Inc.                                                 5,570
197,902
  Checkfree Corp*                                               7,735
294,549
  Cognizant Technology Solutions Corporation*                  11,860
502,034
  CommScope, Inc.*                                              5,185
97,997
  Credence Systems*                                             8,491
77,693
  Cree Inc.*                                                    6,581
263,766
  CSG Systems International*                                    4,554
85,160
  Cypress Semiconductor*                                       11,220
131,611
  Diebold, Inc.                                                 6,361
354,499
  DST Systems Inc.*                                             7,460
388,815
  Fair, Isaac Corporation                                       6,264
229,764
  Fairchild Semiconductor*                                     10,644
173,071
  Gartner, Inc.*                                               10,116
126,045
  Harris Corp.                                                  5,965
368,577
  Henry (Jack) & Assoc.                                         8,053
160,335
  Imation Corp.                                                 3,033
96,540
  Integrated Circuit Systems Inc.*                              6,275
131,273
  Integrated Device Technology*                                 9,508
109,912
  Intersil Corporation                                         13,406
224,416
  Intl Rectifier*                                               5,946
265,013
  Keane Inc.*                                                   5,527
81,247
  KEMET Corp.*                                                  7,706
68,969
  Lam Research Corporation*                                    12,139
350,938
  Lattice Semconductor*                                        10,141
57,804
  LTX Corp.*                                                    5,447
41,887
  Macromedia Inc.*                                              6,325
196,834
  Macrovision Corporation*                                      4,436
114,094
  McAfee, Inc.*                                                14,273
412,918
  McData Corp.*                                                10,536
62,795
  Mentor Graphics*                                              6,798
103,941
  Micrel Inc.*                                                  8,029
88,480
  Microchip Technology Incorporated                            18,391
490,304
  MPS Group, Inc.*                                              9,149
112,167
  National Instruments                                          7,062
192,440
  Newport Corporation*                                          3,829
53,989
  Plantronics Inc.                                              4,310
178,736
  Plexus Corp*                                                  3,844
50,010
  Polycom Inc.*                                                 8,748
204,003
  Powerwave Technologies*                                       9,313
78,974
  Retek Inc.*                                                   4,988
30,676

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
INFORMATION TECHNOLOGY - 14.09% (CONTINUED)
  Reynolds & Reynolds                                           5,762
$        152,751
  RF Micro Devices, Inc.*                                      16,663
113,975
  RSA Security Inc.*                                            6,203
124,432
  SanDisk Corporation*                                         14,510
362,315
  Semtech Corp*                                                 6,595
144,233
  Silicon Laboratories Inc.*                                    4,626
163,344
  Storage Technology*                                           9,500
300,295
  Sybase Inc.*                                                  8,471
168,996
  Synopsys, Inc.*                                              13,569
266,224
  Tech Data Corp.*                                              5,178
235,081
  Titan Corp.*                                                  7,545
122,229
  Transaction Systems*                                          3,338
66,259
  TriQuint Semiconductor*                                      12,279
54,642
  UTStarcom*                                                   10,187
225,642
  Vishay Intertechnology*                                      14,794
222,206
  Wind River Systems*                                           7,342
99,484
  Zebra Technologies*                                           6,401
360,248

----------------

14,060,632

----------------
MATERIALS - 5.11%
  Airgas Inc.                                                   6,680
177,087
  Albemarle Corp.                                               3,716
143,845
  Arch Coal                                                     5,559
197,567
  Bowater Inc.                                                  4,956
217,915
  Cabot Corp.                                                   5,496
212,585
  Crompton Corporation                                         10,222
120,620
  Cytec Industries                                              3,530
181,513
  Ferro Corp.                                                   3,740
86,731
  FMC Corp.*                                                    3,284
158,617
  Glatfelter                                                    3,909
59,730
  Longview Fibre                                                4,557
82,664
  Lubrizol Corp.                                                5,947
219,206
  Lyondell Chemical Co.                                        21,556
623,400
  Martin Marietta                                               4,279
229,611
  Minerals Technologies                                         1,828
121,928
  Olin Corp.                                                    6,254
137,713
  Packaging Corp. of America                                    9,525
224,314
  Peabody Energy                                                5,757
465,799
  Potlatch Corp.                                                2,648
133,936
  RPM International Inc.                                       10,398
204,425
  Scotts Co*                                                    2,930
215,414
  Sensient Technologies                                         4,185
100,398
  Sonoco Products                                               8,767
259,941
  Steel Dynamics                                                4,031
152,694
  Valspar Corp                                                  4,576
228,846
  Worthington Ind.                                              7,080
138,626

----------------

5,095,125

----------------
TELECOMMUNICATIONS SERVICES - 0.49%
  Cincinnati Bell Inc.*                                        21,901
90,889
  Telephone & Data Systems                                      5,119
393,907

----------------

484,796

----------------
UTILITIES - 6.56%
  AGL Resources                                                 6,676
221,910
  Alliant Energy                                               10,297
294,494
  Aqua America, Inc.                                            8,309
204,318
  Aquila, Inc.*                                                21,529
$         79,442
  Black Hills                                                   2,892
88,727
  DPL Incorporated                                             11,267
282,914
  Duquesne Light Holdings, Inc.                                 6,847
129,066
  Energy East                                                  13,089
349,215
  Equitable Resources                                           5,481
332,477
  Great Plains Energy Inc.                                      6,621
200,484
  Hawaiian Electric Industries                                  7,182
209,355
  IDACORP Inc. Holding Co.                                      3,711
113,445
  MDU Resources                                                10,518
280,620
  National Fuel Gas                                             7,359
208,554
  Northeast Utilities                                          11,434
215,531
  NSTAR                                                         4,739
257,233
  OGE Energy Corp.                                              7,925
210,092
  ONEOK Inc.                                                    9,217
261,947
  Pepco Holdings, Inc.                                         16,753
357,174
  PNM Resources, Inc.                                           5,385
136,187
  Puget Energy, Inc.                                            8,878
219,287
  Questar Corp.                                                 7,517
383,066
  SCANA Corp .                                                 10,013
394,512
  Sierra Pacific*                                              10,459
109,820
  Vectren Corporation                                           6,780
181,704
  Westar Energy, Inc                                            7,649
174,933
  WGL Holdings, Inc.                                            4,334
133,661
  Wisconsin Energy                                             10,423
351,359
  WPS Resources                                                 3,331
166,417

----------------

6,547,944

----------------
    Total Common Stocks
       (cost $82,801,345)
96,409,666

----------------

UNIT INVESTMENT TRUST(3) - 0.60%
  S&P MidCap 400 Depositary Receipts                            4,913
594,473

----------------
    Total Unit Investment Trust
       (cost $431,981)
594,473

----------------

SHORT-TERM INVESTMENTS(3) - 2.65%
NORTHERN TRUST DIVERSIFIED ASSETS
PORTFOLIO - 2.15%                                           2,140,790
2,140,790

----------------

                                                            PRINCIPAL
VALUE
                                                     ------------------
-----------------
U.S. TREASURY BILL - 0.50%
  (1.000% due 09/16/04)                              $        500,000
$        497,878

----------------
    Total Short-Term Investments
       (cost $2,638,535)
2,638,668

----------------
TOTAL INVESTMENTS - 99.87%
   (cost $85,871,861)(1)
99,642,807

----------------
NORTHERN INSTITUTIONAL LIQUID
ASSET PORTFOLIO(2) - 25.70%
25,645,560

----------------
OTHER ASSETS AND LIABILITIES - (25.57%)
(25,513,541)

----------------
TOTAL NET ASSETS - 100.00%
$     99,774,826

================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

*   Non-income producing

(1) For federal income tax purposes, cost is $86,489,836 and gross unrealized appreciation and depreciation of securities as of December 31, 2004 was
    $18,027,162 and ($4,874,191), respectively, with a net appreciation
/
    depreciation of $13,152,971.

(2) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is
$28,018,408,
    $25,645,560, and $3,133,449, respectively.

(3) Securities and other assets with an aggregate value of $2,395,260 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2004:

                                                    UNREALIZED
                                                   APPRECIATION/
TYPE                                 CONTRACTS    (DEPRECIATION)
----------------------------------------------------------------
S&P MidCap 400 Index (03/05)             6        $       21,968
S&P MidCap 400 Index Mini (03/05)        6        $        6,744

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL STATEMENTS                              S&P MIDCAP 400 INDEX
PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
   Investments in securities, at value                         $
99,642,807
   Collateral for securities loaned,
      at fair value
25,645,560
   Receivables:
      Shares sold
114,571
      Securities sold
56,066
      Interest and dividends
71,272
   Variation margin
6,660
   Prepaid expenses and other
1,946
                                                               --------
--------

125,538,882
                                                               --------
--------
LIABILITIES
   Payables:
      Shares redeemed
22,496
      Payable upon return of securities
          loaned
25,645,560
      Advisory fees
42,921
      Administration expenses
6,012
      Directors' fees
3,888
      Custodian fees
10,231
      Fund accounting fees
6,046
      Professional fees
16,017
      Royalty fees
5,095
      Other accrued expenses
5,790
                                                               --------
--------

25,764,056
                                                               --------
--------
NET ASSETS*
   Paid-in capital
83,837,622
   Accumulated undistributed net
      investment income
470,579
   Accumulated net realized gain / (loss)
      on investments and futures contracts
1,666,967
   Net unrealized appreciation / (depreciation)
      on investments and futures contracts
13,799,658
                                                               --------
--------
                                                               $
99,774,826

================
 Shares authorized ($.10 par value)
20,000,000

 Shares outstanding
1,642,169

 Net asset value, offering and redemption
     price per share                                           $
60.76

 Investments at cost                                           $
85,871,861

* FEDERAL TAX DATA AS OF DECEMBER 31, 2004

   Undistributed ordinary income                               $
885,992
   Undistributed long-term gains                               $
1,898,240
   Unrealized appreciation                                     $
13,152,971

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
   Interest                                                    $
49,036
   Dividends
899,334
   Other income
16,794
                                                               --------
--------

965,164
                                                               --------
--------
EXPENSES
   Advisory fees
235,020
   Administration expenses
78,340
   Custodian fees and expenses
22,926
   Fund accounting fees
35,202
   Professional fees
24,613
   Directors' fees
14,111
   Transfer agent fees
10,875
   Royalty fee
948
   Other expenses
16,065
                                                               --------
--------

438,100
                                                               --------
--------
NET INVESTMENT INCOME / (LOSS)
527,064
                                                               --------
--------

REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options
2,589,848
   Net realized gain / (loss) on futures contracts
559,578
                                                               --------
--------

3,149,426
                                                               --------
--------

   Net change in unrealized appreciation /
      (depreciation) on investments and
      futures contracts
8,212,941
                                                               --------
--------

NET REALIZED AND UNREALIZED
   GAIN / (LOSS)
11,362,367
                                                               --------
--------
NET INCREASE / (DECREASE)
   IN NET ASSETS FROM OPERATIONS                               $
11,889,431

================

TRANSACTIONS WITH AFFILIATES:

             PERCENT OF CURRENT
              NET ASSET VALUE
-----------------------------------------------
   ADVISORY        ADMINISTRATION      EXPENSE
      FEE               FEE            LIMIT(1)       WAIVER
REIMBURSEMENT
-----------------------------------------------------------------------
--------
     0.30%             0.10%             0.30%       $     --       $
--

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated
    percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,


2004               2003
                                                               --------
----------------------------
OPERATIONS
   Net investment income / (loss)                              $
527,064    $        164,286
   Net realized gain / (loss) on investments and futures
3,149,426             427,834
   Net change in unrealized appreciation / (depreciation)
      on investments and futures contracts
8,212,941           8,257,240
                                                               --------
--------    ----------------

11,889,431           8,849,360
                                                               --------
--------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS*
   Net investment income
(200,651)           (145,257)
                                                               --------
--------    ----------------

(200,651)           (145,257)
                                                               --------
--------    ----------------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold
55,815,686          11,661,518
   Reinvestment of distributions
200,651             145,257
   Payments for shares redeemed
(7,874,765)         (3,746,612)
                                                               --------
--------    ----------------

48,141,572           8,060,163
                                                               --------
--------    ----------------
NET INCREASE / (DECREASE) IN NET ASSETS
59,830,352          16,764,266
NET ASSETS
   Beginning of period
39,944,474          23,180,208
                                                               --------
--------    ----------------
   End of period                                               $
99,774,826    $     39,944,474

================    ================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                $
470,579    $        144,166

================    ================

FUND SHARE TRANSACTIONS
   Sold
1,024,349             254,665
   Reinvestment of distributions
3,608               3,648
   Redeemed
(144,961)            (89,109)
                                                               --------
--------    ----------------
      Net increase / (decrease) from fund share transactions
882,996             169,204

================    ================
TOTAL COST OF PURCHASES OF:
   Common Stocks                                               $
58,859,625    $     12,157,278
                                                               --------
--------    ----------------
                                                               $
58,859,625    $     12,157,278

================    ================
TOTAL PROCEEDS FROM SALES OF:
   Common Stocks                                               $
11,122,997    $      2,216,071
                                                               --------
--------    ----------------
                                                               $
11,122,997    $      2,216,071

================    ================
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                             $
200,651    $        145,257
                                                               --------
--------    ----------------
                                                               $
200,651    $        145,257

================    ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
BALANCED INDEX PORTFOLIO

OBJECTIVE - Seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index") and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond
Index.

STRATEGY - The Summit Pinnacle Balanced Index Portfolio (the
"Portfolio") will
invest approximately 60% of its net assets in a portfolio of stocks included in the Index and in futures of the Index, and approximately 40% of its net assets in a portfolio of investment grade bonds designed to track the Lehman Brothers
Aggregate Bond Index.

MANAGERS' COMMENTS:

For the year ended December 31, 2004, the Portfolio's total return was
7.59%
(after waivers and reimbursements, but before the impact of any product or contract-level fees). This compares to a 8.40% total return for the hypothetical
Balanced Index. The difference of 0.81% is referred to as "tracking error" and is largely attributed to the Portfolio's operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the
Portfolio; brokers' commissions or other trading costs; and holding security positions in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Portfolio's objectives and strategies call for a correlation of at least 95% between the Portfolio's pre-expense total return and that of the Index. The Portfolio achieved this level of correlation for the period presented.

                                    FUND DATA

           Manager:                                  Team Managed
           Inception Date:                           May 3, 1999
           Total Net Assets:                         $33.36 Million
           Number of Equity Holdings:                500
           Median Cap Size:                          $10.57 Billion
           Average Price-to-book Ratio:              2.99x
           Dividend Yield:                           1.71%
           Number of Fixed Income Holdings:          37
           Average Duration:                         4.60 years
           Average Maturity                          13.1 years
           Average Credit Quality                    AAA/Aaa
           Current Yield                             4.27%

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit Balanced Index Portfolio - Average Annual Total Return

     1-YEAR    5-YEAR    SINCE INCEPTION
      7.59%     1.18%        1.97%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included.

                  SUMMIT BALANCED INDEX PORTFOLIO     S&P 500 INDEX
LEHMAN BROTHERS AGGREGATE BOND INDEX
Apr-1999                       $     10,000           $     10,000
$     10,000
May-1999                       $      9,740           $      9,764
$      9,912
Jun-1999                       $     10,050           $     10,306
$      9,880
Jul-1999                       $      9,840           $      9,985
$      9,839
Aug-1999                       $      9,810           $      9,936
$      9,834
Sep-1999                       $      9,690           $      9,663
$      9,948
Oct-1999                       $     10,076           $     10,275
$      9,985
Nov-1999                       $     10,197           $     10,484
$      9,984
Dec-1999                       $     10,531           $     11,101
$      9,936
Jan-2000                       $     10,187           $     10,544
$      9,903
Feb-2000                       $     10,108           $     10,344
$     10,023
Mar-2000                       $     10,743           $     11,356
$     10,155
Apr-2000                       $     10,559           $     11,014
$     10,126
May-2000                       $     10,418           $     10,788
$     10,121
Jun-2000                       $     10,678           $     11,054
$     10,332
Jul-2000                       $     10,613           $     10,881
$     10,426
Aug-2000                       $     11,067           $     11,557
$     10,577
Sep-2000                       $     10,743           $     10,947
$     10,643
Oct-2000                       $     10,743           $     10,901
$     10,714
Nov-2000                       $     10,299           $     10,041
$     10,889
Dec-2000                       $     10,397           $     10,090
$     11,091
Jan-2001                       $     10,678           $     10,449
$     11,273
Feb-2001                       $     10,112           $      9,497
$     11,371
Mar-2001                       $      9,742           $      8,896
$     11,428
Apr-2001                       $     10,168           $      9,586
$     11,380
May-2001                       $     10,234           $      9,650
$     11,448
Jun-2001                       $     10,088           $      9,416
$     11,492
Jul-2001                       $     10,133           $      9,323
$     11,749
Aug-2001                       $      9,793           $      8,741
$     11,884
Sep-2001                       $      9,363           $      8,035
$     12,023
Oct-2001                       $      9,544           $      8,189
$     12,274
Nov-2001                       $      9,907           $      8,817
$     12,105
Dec-2001                       $      9,941           $      8,894
$     12,028
Jan-2002                       $      9,884           $      8,765
$     12,125
Feb-2002                       $      9,807           $      8,595
$     12,243
Mar-2002                       $      9,939           $      8,919
$     12,039
Apr-2002                       $      9,599           $      8,378
$     12,273
May-2002                       $      9,581           $      8,317
$     12,377
Jun-2002                       $      9,141           $      7,725
$     12,484
Jul-2002                       $      8,763           $      7,123
$     12,635
Aug-2002                       $      8,854           $      7,169
$     12,848
Sep-2002                       $      8,319           $      6,391
$     13,056
Oct-2002                       $      8,723           $      6,953
$     12,997
Nov-2002                       $      9,060           $      7,361
$     12,993
Dec-2002                       $      8,820           $      6,929
$     13,262
Jan-2003                       $      8,674           $      6,748
$     13,273
Feb-2003                       $      8,641           $      6,647
$     13,457
Mar-2003                       $      8,689           $      6,712
$     13,446
Apr-2003                       $      9,154           $      7,264
$     13,557
May-2003                       $      9,503           $      7,646
$     13,810
Jun-2003                       $      9,553           $      7,744
$     13,782
Jul-2003                       $      9,527           $      7,880
$     13,319
Aug-2003                       $      9,659           $      8,034
$     13,408
Sep-2003                       $      9,683           $      7,949
$     13,762
Oct-2003                       $      9,966           $      8,398
$     13,634
Nov-2003                       $     10,024           $      8,472
$     13,667
Dec-2003                       $     10,381           $      8,916
$     13,806
Jan-2004                       $     10,531           $      9,080
$     13,917
Feb-2004                       $     10,654           $      9,206
$     14,068
Mar-2004                       $     10,583           $      9,067
$     14,173
Apr-2004                       $     10,375           $      8,925
$     13,804
May-2004                       $     10,439           $      9,047
$     13,749
Jun-2004                       $     10,577           $      9,222
$     13,827
Jul-2004                       $     10,390           $      8,917
$     13,964
Aug-2004                       $     10,484           $      8,953
$     14,230
Sep-2004                       $     10,557           $      9,049
$     14,269
Oct-2004                       $     10,679           $      9,188
$     14,388
Nov-2004                       $     10,904           $      9,559
$     14,274
Dec-2004                       $     11,169           $      9,884
$     14,405

                             TOP 10 EQUITY HOLDINGS

                                                (% OF NET ASSETS)
                                                -----------------
           General Electric                            1.97%
           Exxon Mobil Corp.                           1.72%
           Microsoft Corporation                       1.49%
           Citigroup Inc.                              1.28%
           Wal-Mart Stores                             1.15%
           Pfizer, Inc.                                1.04%
           Bank of America Corp.                       0.98%
           Johnson & Johnson                           0.96%
           American International Group                0.88%
           International Business Machines             0.85%

[CHART]

                               SECTOR ALLOCATIONS

U.S. Stocks                                            57.9%
Treasuries & Agency Notes                              15.9%
Mortgage-Backed Securities                             12.5%
Corporate Bonds                                         9.3%
Short-Term, Futures, & Other                            4.4%

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
BALANCED INDEX PORTFOLIO                                    FINANCIAL
HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the
1-for-5 reverse stock split on February 15, 2002.


YEAR ENDED DECEMBER 31,
                                                               --------
----------------------------------------------------------
                                                                  2004
2003          2002          2001          2000
                                                               --------
----------------------------------------------------------
Net asset value, beginning of period                           $
43.05    $    37.50    $    43.85    $    48.05    $    52.05
                                                               --------
--    ----------    ----------    ----------    ----------
Investment Activities:
   Net investment income / (loss)
0.95(2)       0.95          1.13          1.10          1.95
   Net realized and unrealized gains / (losses)
2.27          5.57         (6.01)        (3.15)        (2.65)
                                                               --------
--    ----------    ----------    ----------    ----------
Total from Investment Activities
3.22          6.52         (4.88)        (2.05)        (0.70)
                                                               --------
--    ----------    ----------    ----------    ----------
DISTRIBUTIONS:
Net investment income
(0.72)        (0.97)        (1.47)        (0.60)        (2.30)
Net realized gains
--            --            --         (1.55)        (1.00)
                                                               --------
--    ----------    ----------    ----------    ----------
Total Distributions
(0.72)        (0.97)        (1.47)        (2.15)        (3.30)
                                                               --------
--    ----------    ----------    ----------    ----------
Net asset value, end of period                                 $
45.55    $    43.05    $    37.50    $    43.85    $    48.05

==========    ==========    ==========    ==========    ==========
Total return
7.59%        17.70%       -11.27%        -4.38%        -1.28%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (1)
0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of expenses to average net assets - gross
0.71%         1.01%         1.10%         0.81%         0.68%
Ratio of net investment income / (loss) to average net assets
2.23%         2.31%         2.78%         2.47%         2.95%
Portfolio turnover rate
21.20%        25.45%        15.34%        35.84%         9.60%
Net assets, end of period (000's)                              $
33,356    $   11,667    $   10,638    $   13,004    $   14,334

(1) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

(2) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                                 BALANCED INDEX
PORTFOLIO

DECEMBER 31, 2004

                                                               SHARES
VALUE
                                                     ------------------
-----------------
COMMON STOCKS - 57.88%
CONSUMER DISCRETIONARY - 6.88%
  AutoNation, Inc.                                                457
$          8,779
  AutoZone Inc.*                                                  143
13,057
  Bed Bath & Beyond Inc.*                                         513
20,433
  Best Buy Co., Inc.                                              554
32,919
  Big Lots, Inc.                                                  197
2,390
  Black & Decker Corp.                                            136
12,013
  Brunswick Corp.                                                 162
8,019
  Carnival Corp.*                                               1,080
62,240
  Centex Corp.                                                    211
12,571
  Circuit City Group                                              340
5,318
  Clear Channel Communications*                                 1,049
35,131
  Coach, Inc.*                                                    320
18,048
  Comcast Corporation*                                          3,827
127,363
  Cooper Tire & Rubber                                            127
2,737
  Dana Corp.                                                      255
4,419
  Darden Restaurants                                              275
7,629
  Delphi Corporation*                                             958
8,641
  Dillard Inc.                                                    143
3,842
  Dollar General                                                  563
11,694
  Dow Jones & Co.                                                 140
6,028
  Eastman Kodak                                                   490
15,803
  eBay Inc.*                                                    1,120
130,234
  Family Dollar Stores                                            293
9,150
  Federated Dept. Stores                                          308
17,799
  Ford Motor                                                    3,125
45,750
  Fortune Brands, Inc.                                            250
19,295
  Gannett Co.*                                                    466
38,072
  Gap (The)                                                     1,537
32,461
  General Motors                                                  965
38,658
  Genuine Parts                                                   298
13,130
  Goodyear Tire & Rubber                                          300
4,398
  Harley-Davidson                                                 504
30,618
  Harrah's Entertainment                                          193
12,910
  Hasbro Inc.                                                     302
5,853
  Hilton Hotels                                                   655
14,895
  Home Depot                                                    3,795
162,198
  International Game Technology                                   596
20,490
  Interpublic Group                                               650
8,710
  Johnson Controls                                                325
20,618
  Jones Apparel Group                                             216
7,899
  KB Home                                                          80
8,352
  Knight-Ridder Inc.*                                             135
9,037
  Kohl's Corp.                                                    582
28,617
  Leggett & Platt*                                                328
9,325
  Limited Brands, Inc.                                            805
18,531
  Liz Claiborne, Inc.                                             190
8,020
  Lowe's Cos                                                    1,342
77,286
  Marriott International                                          387
24,373
  Mattel, Inc.                                                    722
14,072
  May Dept. Stores                                                497
14,612
  Maytag Corp.                                                    135
2,849
  McDonald's Corp.                                              2,151
68,961
  McGraw-Hill                                                     326
29,842
  Meredith Corp.*                                                  86
4,661
  New York Times*                                                 254
$         10,363
  Newell Rubbermaid Co.                                           469
11,345
  News Corporation                                              4,050
75,573
  NIKE Inc.                                                       451
40,901
  Nordstrom*                                                      238
11,122
  Office Depot                                                    534
9,270
  OfficeMax Inc.*                                                 124
3,891
  Omnicom Group                                                   323
27,235
  Penney (J.C.)                                                   482
19,955
  Pulte Homes, Inc.                                               178
11,356
  RadioShack Corp*                                                275
9,042
  Reebok International                                            103
4,532
  Sears, Roebuck & Co.*                                           364
18,575
  Sherwin-Williams                                                245
10,934
  Snap-On Inc.                                                    100
3,436
  Stanley Works                                                   140
6,859
  Staples, Inc.                                                   850
28,654
  Starbucks Corporation*                                          677
42,218
  Starwood Hotels & Resorts*                                      354
20,674
  Target Corp.                                                  1,559
80,959
  Tiffany & Co.*                                                  251
8,024
  Time Warner Inc.                                              7,786
151,360
  TJX Companies Inc.*                                             845
21,235
  Toys R Us, Inc.                                                 366
7,492
  Tribune Co.*                                                    560
23,598
  Univision Communications                                        459
13,435
  V.F. Corp.                                                      188
10,411
  Viacom Inc.                                                   2,959
107,678
  Visteon Corp.                                                   222
2,169
  Walt Disney Co.                                               3,504
97,410
  Wendy's International                                           195
7,656
  Whirlpool Corp.                                                 118
8,167
  Yum*                                                            494
23,307

----------------

2,299,586

----------------
CONSUMER STAPLES - 6.12%
  Alberto-Culver                                                  156
7,577
  Albertson's                                                     628
14,997
  Altria Group, Inc.*                                           3,502
213,972
  Anheuser-Busch*                                               1,373
69,652
  Archer-Daniels-Midland*                                       1,110
24,764
  Avon Products                                                   806
31,192
  Brown-Forman Corp.*                                             208
10,125
  Campbell Soup                                                   702
20,983
  Clorox Co.                                                      363
21,392
  Coca Cola Co.*                                                4,157
173,056
  Coca-Cola Enterprises                                           803
16,743
  Colgate-Palmolive                                               909
46,504
  ConAgra Foods, Inc.*                                            903
26,593
  Coors (Adolph)                                                   64
4,843
  Costco Wholesale Corporation                                    784
37,953
  CVS Corp.                                                       679
30,603
  General Mills                                                   645
32,063
  Gillette Co.*                                                 1,714
76,753
  Heinz (H.J.)                                                    602
23,472
  Hershey Foods*                                                  443
24,604
  Kellogg Co.                                                     701
31,307

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
CONSUMER STAPLES - 6.12% (CONTINUED)
  Kimberly-Clark                                                  856
$         56,333
  Kroger Co.*                                                   1,269
22,258
  McCormick & Co.                                                 235
9,071
  Pepsi Bottling Group                                            440
11,898
  PepsiCo Inc.                                                  2,914
152,111
  Procter & Gamble                                              4,388
241,691
  Reynolds American Inc.                                          246
19,336
  Safeway Inc.                                                    762
15,042
  Sara Lee Corp.*                                               1,350
32,589
  Supervalu Inc.                                                  231
7,974
  Sysco Corp.                                                   1,092
41,682
  UST Inc.                                                        283
13,615
  Walgreen Co.                                                  1,749
67,109
  Wal-Mart Stores                                               7,261
383,526
  Wrigley (Wm) Jr.                                                384
26,569

----------------

2,039,952

----------------
ENERGY - 4.11%
  Amerada Hess                                                    154
12,687
  Anadarko Petroleum                                              430
27,868
  Apache Corp.                                                    555
28,066
  Ashland Inc.                                                    121
7,064
  Baker Hughes                                                    569
24,279
  BJ Services                                                     276
12,845
  Burlington Resources                                            677
29,450
  ChevronTexaco Corp.                                           3,654
191,872
  ConocoPhillips                                                1,171
101,678
  Devon Energy Corp.*                                             520
20,238
  El Paso Corp.                                                 1,065
11,076
  EOG Resources                                                   200
14,272
  Exxon Mobil Corp.*                                           11,166
572,369
  Halliburton Co.                                                 752
29,508
  Kerr-McGee                                                      194
11,211
  Kinder Morgan                                                   212
15,504
  Marathon Oil Corp.                                              589
22,152
  Nabors Industries Ltd.                                          254
13,028
  Noble Corporation                                               231
11,490
  Occidental Petroleum*                                           668
38,984
  Rowan Cos.                                                      181
4,688
  Schlumberger Ltd.                                             1,006
67,352
  Sunoco., Inc.*                                                  129
10,540
  Transocean Inc.*                                                548
23,230
  Unocal Corp.*                                                   450
19,458
  Valero Energy                                                   442
20,067
  Williams Cos.                                                   888
14,466
  XTO Energy Inc.                                                 400
14,152

----------------

1,369,594

----------------
FINANCIALS - 11.95%
  ACE Limited                                                     484
20,691
  AFLAC Inc.*                                                     869
34,621
  Allstate Corp.*                                               1,200
62,064
  Ambac Financial Group                                           186
15,276
  American Express                                              2,182
122,999
  American International Group                                  4,452
292,363
  AmSouth Bancorporation*                                         602
15,592
  Aon Corp.                                                       537
12,813
  Apartment Investment & Management                               161
6,205
  Archstone-Smith Trust                                           300
$         11,490
  Bank of America Corp.                                         6,960
327,050
  Bank of New York                                              1,328
44,382
  BB&T Corporation                                                895
37,635
  Bear Stearns Cos.                                               180
18,416
  Capital One Financial                                           409
34,442
  Charles Schwab                                                2,332
27,891
  Chubb Corp.*                                                    324
24,916
  Cincinnati Financial                                            288
12,747
  CIT Group*                                                      350
16,037
  Citigroup Inc.                                                8,830
425,429
  Comerica Inc.*                                                  296
18,062
  Compass Bancshares                                              190
9,247
  Countrywide Financial Corp.                                     952
35,234
  E*Trade Financial Corp.*                                        624
9,329
  Equity Office Properties                                        689
20,064
  Equity Residential                                              479
17,330
  Fannie Mae                                                    1,655
117,853
  Federal Home Loan Mtg.                                        1,176
86,671
  Federated Investors Inc.                                        185
5,624
  Fifth Third Bancorp                                             961
45,436
  First Horizon National                                          212
9,139
  Franklin Resources                                              427
29,741
  Golden West Financial                                           522
32,061
  Goldman Sachs Group                                             824
85,729
  Hartford Financial ServicesGroup                                464
32,160
  Huntington Bancshares*                                          392
9,714
  Janus Capital Group*                                            409
6,875
  Jefferson-Pilot*                                                239
12,417
  JPMorgan Chase & Co.                                          6,080
237,181
  KeyCorp                                                         702
23,798
  Lehman Bros.                                                    473
41,378
  Lincoln National                                                305
14,237
  Loews Corp.                                                     317
22,285
  M&T Bank Corp.*                                                 203
21,891
  Marsh & McLennan                                                894
29,413
  Marshall & Ilsley Corp.                                         380
16,795
  MBIA Inc.                                                       247
15,630
  MBNA Corp.                                                    2,180
61,454
  Mellon Bank Corp.                                               725
22,555
  Merrill Lynch                                                 1,640
98,023
  MetLife Inc.                                                  1,291
52,298
  MGIC Investment                                                 169
11,646
  Moody's Corp*                                                   256
22,234
  Morgan Stanley                                                1,877
104,211
  National City Corp.*                                          1,157
43,445
  North Fork Bancorporation                                       789
22,763
  Northern Trust Corp.                                            377
18,315
  Plum Creek Timber Co.                                           313
12,032
  PNC Bank Corp.*                                                 482
27,686
  Principal Financial Group                                       545
22,312
  Progressive Corp.                                               372
31,560
  ProLogis                                                        310
13,432
  Providian Financial Corp.                                       498
8,202
  Prudential Financial*                                           898
49,354
  Regions Financial Corp.                                         788
28,045
  SAFECO Corp.                                                    238
12,433

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
FINANCIALS - 11.95% (CONTINUED)
  Simon Property Group, Inc                                       355
$         22,958
  SLM Corporation                                                 750
40,043
  Sovereign Bancorp                                               575
12,966
  St. Paul Travelers Cos.*                                      1,139
42,223
  State Street Corp.                                              574
28,195
  SunTrust Banks                                                  607
44,845
  Synovus Financial                                               521
14,890
  T. Rowe Price Group                                             217
13,497
  Torchmark Corp.                                                 191
10,914
  U.S. Bancorp                                                  3,237
101,383
  UnumProvident Corp.                                             506
9,078
  Wachovia Corp.                                                2,746
144,440
  Washington Mutual                                             1,477
62,448
  Wells Fargo*                                                  2,881
179,054
  XL Capital                                                      236
18,325
  Zions Bancorp*                                                  153
10,409

----------------

3,986,021

----------------
HEALTH CARE - 7.33%
  Abbott Labs                                                   2,663
124,229
  Aetna Inc.*                                                     261
32,560
  Allergan, Inc.                                                  225
18,241
  AmerisourceBergen Corp.*                                        192
11,266
  Amgen Inc.*                                                   2,170
139,205
  Applera Corp-Applied Biosystems Group*                          345
7,214
  Bard (C.R.) Inc.                                                179
11,452
  Bausch & Lomb                                                    91
5,866
  Baxter International Inc.                                     1,047
36,163
  Becton, Dickinson                                               433
24,594
  Biogen Idec Inc*                                                580
38,634
  Biomet, Inc.                                                    435
18,875
  Boston Scientific                                             1,427
50,730
  Bristol-Myers Squibb*                                         3,319
85,033
  Cardinal Health, Inc.                                           735
42,740
  Caremark Rx                                                     781
30,795
  Chiron Corporation*                                             323
10,766
  CIGNA Corp.*                                                    242
19,740
  Express Scripts, Inc.*                                          133
10,167
  Fisher Scientific*                                              200
12,476
  Forest Laboratories                                             632
28,352
  Genzyme Corp.                                                   387
22,473
  Gilead Sciences, Inc.*                                          732
25,613
  Guidant Corp.                                                   536
38,645
  HCA Inc.                                                        830
33,167
  Health Management Assoc.                                        416
9,452
  Hospira Inc.                                                    267
8,945
  Humana Inc.*                                                    276
8,193
  IMS Health Inc.                                                 402
9,330
  Johnson & Johnson                                             5,066
321,285
  King Pharmaceuticals                                            413
5,121
  Laboratory Corp. of America Holding                             225
11,210
  Lilly (Eli) & Co.*                                            1,929
109,471
  Manor Care Inc.                                                 152
5,385
  McKesson Corp.                                                  500
15,730
  Medco Health Solutions Inc.                                     463
19,261
  MedImmune, Inc.*                                                425
11,522
  Medtronic Inc.*                                               2,070
102,817
  Merck & Co.                                                   3,793
$        121,907
  Millipore Corp.                                                  85
4,234
  Mylan Laboratories                                              459
8,115
  PerkinElmer                                                     212
4,768
  Pfizer, Inc.                                                 12,923
347,499
  Quest Diagnostics                                               177
16,912
  Schering-Plough                                               2,514
52,492
  St Jude Medical                                                 602
25,242
  Stryker Corp.                                                   684
33,003
  Tenet Healthcare Corp.                                          796
8,740
  Thermo Electron                                                 283
8,544
  United Health Group Inc.*                                     1,052
92,608
  Waters Corporation                                              205
9,592
  Watson Pharmaceuticals*                                         186
6,103
  WellPoint Inc.*                                                 503
57,845
  Wyeth                                                         2,276
96,935
  Zimmer Holdings                                                 417
33,410

----------------

2,444,667

----------------
INDUSTRIALS - 6.80%
  3M Company                                                    1,335
109,563
  Allied Waste Industries                                         408
3,786
  American Power Conversion Corporation                           342
7,319
  American Standard                                               368
15,206
  Apollo Group, Inc.*                                             302
24,374
  Avery Dennison Corp.*                                           189
11,334
  Block H&R                                                       299
14,651
  Boeing Company*                                               1,440
74,549
  Burlington Northern Santa Fe                                    633
29,947
  Caterpillar Inc.                                                584
56,946
  Cendant Corporation                                           1,742
40,728
  Cintas Corporation                                              293
12,851
  Cooper Industries, Ltd.*                                        158
10,727
  CSX Corp.                                                       367
14,709
  Cummins Inc.                                                     74
6,200
  Danaher Corp.                                                   526
30,198
  Deere & Co.                                                     426
31,694
  Delta Air Lines                                                 214
1,601
  Donnelley (R.R.) & Sons                                         371
13,093
  Dover Corp.                                                     347
14,553
  Eaton Corp.                                                     258
18,669
  Emerson Electric*                                               721
50,542
  Equifax Inc.                                                    234
6,575
  FedEx Corporation                                               511
50,328
  Fluor Corp.*                                                    142
7,740
  General Dynamics*                                               340
35,564
  General Electric                                             18,016
657,584
  Goodrich Corporation                                            201
6,561
  Grainger (W.W.) Inc.*                                           155
10,326
  Honeywell International Inc.                                  1,467
51,946
  Illinois Tool Works                                             529
49,028
  Ingersoll-Rand Co. Ltd.                                         296
23,769
  ITT Industries, Inc.*                                           159
13,428
  L-3 Communications Holdings*                                    175
12,817
  Lockheed Martin Corp.                                           766
42,551
  Masco Corp.                                                     748
27,324
  Monster Worldwide                                               200
6,728

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
INDUSTRIALS - 6.80% (CONTINUED)
  Navistar International Corp.                                    120
$          5,278
  Norfolk Southern Corp.                                          670
24,247
  Northrop Grumman Corp.                                          584
31,746
  PACCAR Inc.                                                     300
24,144
  Pall Corp.*                                                     214
6,195
  Parker-Hannifin*                                                205
15,527
  Pitney-Bowes                                                    395
18,281
  Power-One Inc.                                                  143
1,276
  Raytheon Co.                                                    734
28,501
  Robert Half International                                       293
8,624
  Rockwell Automation, Inc.                                       318
15,757
  Rockwell Collins                                                303
11,950
  Ryder System*                                                   112
5,350
  Southwest Airlines                                            1,350
21,978
  Textron Inc.                                                    235
17,343
  Tyco International                                            3,425
122,410
  Union Pacific                                                   443
29,792
  United Parcel Service                                         1,924
164,425
  United Technologies                                             877
90,638
  Waste Management Inc.                                           991
29,671

----------------

2,268,642

----------------
INFORMATION  TECHNOLOGY - 9.33%
  ADC  Telecommunications                                       1,382
3,704
  Adobe Systems Incorporated                                      408
25,598
  Advanced Micro Devices                                          605
13,322
  Affiliated Computer                                             233
14,024
  Agilent Technologies                                            822
19,810
  Altera Corporation*                                             640
13,248
  Analog Devices                                                  642
23,703
  Andrew Corp.                                                    174
2,372
  Apple Computer, Inc.*                                           649
41,796
  Applied Materials, Inc.*                                      2,877
49,197
  Applied Micro Circuits*                                         532
2,240
  Autodesk, Inc.                                                  388
14,725
  Automatic Data Processing Inc.                                1,008
44,705
  Avaya Inc.*                                                     685
11,781
  BMC Software                                                    381
7,087
  Broadcom Corporation*                                           497
16,042
  Ciena Corp.                                                     695
2,320
  Cisco Systems, Inc.*                                         11,540
222,722
  Citrix Systems, Inc.*                                           291
7,138
  Computer Associates International                             1,000
31,060
  Computer Sciences Corp.                                         321
18,095
  Compuware Corp.*                                                661
4,277
  Comverse Technology, Inc.*                                      334
8,166
  Convergys Corp.                                                 245
3,673
  Corning Inc.                                                  2,317
27,271
  Dell Inc.*                                                    4,305
181,413
  Electronic Arts Inc.*                                           517
31,889
  Electronic Data Systems*                                        828
19,127
  EMC Corp.                                                     4,173
62,053
  First Data                                                    1,487
63,257
  Fiserv, Inc.*                                                   333
13,383
  Freescale Semiconductor Inc.                                    666
12,228
  Gateway Inc.                                                    636
3,822
  Hewlett-Packard                                               5,207
109,191
  Intel Corporation                                            11,039
$        258,202
  International Business Machines                               2,876
283,516
  Intuit Inc.*                                                    328
14,435
  Jabil Circuit                                                   343
8,773
  JDS Uniphase Corporation*                                     2,459
7,795
  KLA-Tencor Corporation*                                         336
15,650
  Lexmark International Inc                                       222
18,870
  Linear Technology Corporation                                   529
20,504
  LSI Logic                                                       654
3,584
  Lucent Technologies*                                          7,334
27,576
  Maxim Integrated Products, Inc.                                 550
23,315
  Mercury Interactive Corporation*                                158
7,197
  Micron Technology                                             1,043
12,881
  Microsoft Corporation                                        18,587
496,459
  Molex Incorporated                                              324
9,720
  Motorola Inc.                                                 4,003
68,852
  National Semiconductor                                          613
11,003
  NCR Corp.*                                                      162
11,215
  Network Appliance, Inc.*                                        594
19,733
  Novell Inc.                                                     661
4,462
  Novellus Systems, Inc.*                                         253
7,056
  NVIDIA Corp.                                                    284
6,691
  Oracle Corporation*                                           8,867
121,655
  Parametric Technology                                           458
2,698
  Paychex, Inc.                                                   645
21,982
  PeopleSoft, Inc.*                                               595
15,756
  PMC-Sierra Inc.                                                 302
3,398
  QLogic Corporation*                                             160
5,877
  QUALCOMM Incorporated                                         2,766
117,278
  Sabre Holding Corp.                                             238
5,274
  Sanmina-SCI Corporation*                                        891
7,547
  Scientific-Atlanta                                              262
8,649
  Siebel Systems, Inc.*                                           858
9,009
  Solectron                                                     1,638
8,731
  Sun Microsystems, Inc.*                                       5,677
30,542
  SunGard Data Systems*                                           496
14,052
  Symantec Corporation*                                         1,066
27,460
  Symbol Technologies*                                            401
6,937
  Tektronix Inc.                                                  145
4,380
  Tellabs, Inc.*                                                  710
6,099
  Teradyne Inc.*                                                  332
5,667
  Texas Instruments*                                            2,956
72,777
  Unisys Corp.                                                    569
5,792
  VERITAS Software Corporation*                                   738
21,070
  Xerox Corp.                                                   1,365
23,218
  Xilinx, Inc.                                                    593
17,582
  Yahoo! Inc.*                                                  2,297
86,551

----------------

3,111,909

----------------
MATERIALS - 1.79%
  Air Products & Chemicals*                                       388
22,492
  Alcoa Inc                                                     1,484
46,627
  Allegheny Technologies Inc*                                     159
3,446
  Ball Corp.                                                      194
8,532
  Bemis Company                                                   183
5,323
  Dow Chemical                                                  1,599
79,166
  Du Pont (E.I.)                                                1,707
83,728

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
MATERIALS - 1.79% (CONTINUED)
  Eastman Chemical*                                               133
$          7,678
  Ecolab Inc.*                                                    439
15,422
  Engelhard Corp.                                                 213
6,533
  Freeport-McMoran Copper & Gold                                  303
11,584
  Georgia-Pacific Group*                                          436
16,341
  Great Lakes Chemical                                             87
2,479
  Hercules, Inc.                                                  188
2,792
  International Flavors & Fragrances                              162
6,940
  International Paper                                             829
34,818
  Louisiana Pacific                                               186
4,974
  MeadWestvaco Corporation                                        344
11,658
  Monsanto Co.                                                    454
25,220
  Newmont Mining Corp.                                            757
33,618
  Nucor Corp.*                                                    270
14,132
  Pactiv Corp.                                                    262
6,626
  Phelps Dodge*                                                   160
15,827
  PPG Industries*                                                 293
19,971
  Praxair, Inc.                                                   555
24,503
  Rohm & Haas                                                     383
16,940
  Sealed Air Corp.                                                144
7,671
  Sigma-Aldrich Corporation                                       118
7,134
  Temple-Inland*                                                   95
6,498
  United States Steel Corp.                                       190
9,738
  Vulcan Materials                                                175
9,557
  Weyerhaeuser Corp.                                              412
27,695

----------------

595,663

----------------
TELECOMMUNICATIONS SERVICES - 1.88%
  ALLTEL Corp.                                                    527
30,967
  AT&T Corp.                                                    1,355
25,826
  BellSouth                                                     3,133
87,066
  Century Telephone                                               238
8,442
  Citizens Communications                                         491
6,771
  Nextel Communications, Inc.*                                  1,892
56,760
  Qwest Communications International                            3,053
13,555
  SBC Communications Inc.                                       5,655
145,729
  Sprint Corp. FON                                              2,436
60,535
  Verizon Communications*                                       4,729
191,572

----------------

627,223

----------------
UTILITIES - 1.69%
  AES Corp.*                                                    1,088
14,873
  Allegheny Energy                                                217
4,277
  Ameren Corporation                                              296
14,841
  American Electric Power                                         676
23,214
  Calpine Corp.                                                   713
2,809
  CenterPoint Energy                                              525
5,933
  CINergy Corp.                                                   308
12,822
  CMS Energy                                                      260
2,717
  Consolidated Edison                                             411
17,981
  Constellation Energy Group                                      288
12,588
  Dominion Resources                                              513
34,751
  DTE Energy Co.                                                  296
12,766
  Duke Energy                                                   1,561
39,540
  Dynegy Inc.                                                     647
2,989
  Edison International                                            557
17,841
  Entergy Corp.                                                   394
26,630
  Exelon Corp.                                                  1,129
49,754
  FirstEnergy Corp.                                               563
$         22,244
  FPL Group                                                       316
23,621
  Keyspan Energy                                                  274
10,809
  NICOR Inc.*                                                      76
2,807
  NiSource Inc.                                                   447
10,183
  Peoples Energy                                                   65
2,857
  PG&E Corp.                                                      716
23,828
  Pinnacle West Capital                                           157
6,973
  PPL Corp.                                                       304
16,197
  Progress Energy, Inc.                                           421
19,047
  Public Serv. Enterprise Inc.                                    404
20,915
  Sempra Energy                                                   393
14,415
  Southern Co.*                                                 1,259
42,202
  TECO Energy                                                     300
4,603
  TXU Corp.                                                       519
33,507
  Xcel Energy Inc                                                 682
12,412

----------------

562,946

----------------
    Total Common Stocks
       (cost $18,151,823)
19,306,203

----------------

                                                            PRINCIPAL
VALUE
                                                     ------------------
-----------------
U.S. TREASURY OBLIGATIONS - 10.65%
U.S. TREASURY NOTES - 10.65%
  6.500% due 05/15/05                                $        400,000
$        405,844
  5.750% due 11/15/05                                         475,000
487,172
  7.000% due 07/15/06                                         250,000
265,059
  6.125% due 08/15/07                                         100,000
107,320
  5.500% due 02/15/08                                         200,000
213,109
  4.750% due 11/15/08                                         200,000
209,477
  3.375% due 12/15/08                                          84,000
83,734
  6.000% due 08/15/09                                          50,000
55,145
  5.750% due 08/15/10                                         180,000
198,176
  4.375% due 08/15/12                                         100,000
102,387
  3.625% due 05/15/13                                         234,000
226,751
  6.250% due 08/15/23                                         250,000
292,686
  6.125% due 11/15/27                                         400,000
467,172
  5.250% due 11/15/28                                         200,000
209,625
  6.125% due 08/15/29                                         195,000
228,942

----------------
    Total U.S. Treasury Obligations
       (cost $3,523,539)
3,552,599

----------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 5.26%
FEDERAL HOME LOAN MORTGAGE
CORPORATION - 5.26%
  3.500% due 09/15/07                                       1,750,000
1,755,000

----------------
    Total U.S. Government Agency
       Obligations (cost $1,793,102)
1,755,000

----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                            PRINCIPAL
VALUE
                                                     ------------------
-----------------
MORTGAGE-BACKED SECURITIES - 12.54%
  FNCL (7.000% due 07/01/29)                         $        545,122
$        578,345
  FNCL (6.500% due 08/01/32)                                  181,361
190,360
  FNCL (6.000% due 08/01/33)                                  383,700
396,932
  FNCL (5.500% due 07/01/33)                                  386,278
392,490
  FNCL (5.500% due 11/01/33)                                  672,043
682,850
  FGCI (5.000% due 05/01/18)                                  850,075
863,966
  FGCI (4.500% due 09/01/18)                                  172,798
172,632
  G2SF (5.500% due 07/20/34)                                  886,534
905,075

----------------
    Total Mortgage-Backed Securities
       (cost $4,200,552)
4,182,650

----------------

CORPORATE BONDS - 9.26%
BANK,BANK HOLDING COMPANIES &
OTHER BANK SERVICES - 1.55%
  Key Bank
     (5.000% due 07/17/07)                                    315,000
326,877
  UPC
     (4.375% due 12/01/10)                                    190,000
189,659

----------------

516,536

----------------
CAPITAL GOODS - 1.34%
  Burlington Resources
     (6.500% due 12/01/11)                                    150,000
167,924
  Honeywell International
     (7.500% due 03/01/10)                                    125,000
144,418
  Masco Corp.
     ( 5.875% due 07/15/12)                                   125,000
133,962

----------------

446,304

----------------
CONSUMER CYCLICALS -1.84%
  Amgen
     (6.500% due 12/01/07)                                    150,000
162,154
  Ford Motor Credit Corp.
     (6.375% due 02/01/29)                                    500,000
449,968

----------------

612,122

----------------
CONSUMER NON-DURABLE - 0.72%
  Campbell Soup Co.
     (5.875% due 10/01/08)                                    225,000
240,655

----------------
ENERGY - 0.44%
  Colonial Pipeline Co.
     (7.750% due 11/01/10)(2)                        $        125,000
$        147,070

----------------
MANUFACTURING - 2.42%
  Champion International Corp.
     (7.200% due 11/01/26)                                    450,000
524,490
  Weyerhauser Co.
     (6.750% due 03/15/12)                                    250,000
281,708

----------------

806,198

----------------
TELECOMMUNICATION - 0.95%
  Public Services Inc.
     (6.625% due 02/15/11)                                    150,000
166,291
  TIAA Global Market
     (4.125% due 11/15/07)(2)                                 150,000
151,913

----------------

318,204

----------------
    Total Corporate Bonds
       (cost $3,030,518)
3,087,089

----------------

                                                               SHARES
VALUE
                                                     ------------------
-----------------
SHORT-TERM INVESTMENTS(4) - 5.67%
NORTHERN TRUST DIVERSIFIED ASSETS
PORTFOLIO - 2.98%                                             995,864
$        995,864

                                                            PRINCIPAL
VALUE
                                                     ------------------
-----------------
U.S. TREASURY BILL - 2.69%
  (2.240% due 03/17/05)                              $        900,000
$        896,180

----------------
    Total Short-Term Investments
       (cost $1,891,804)
1,892,044

----------------

TOTAL INVESTMENTS - 101.26%
   (cost $32,591,338)(1)
33,775,585

----------------
NORTHERN INSTITUTIONAL LIQUID ASSET
PORTFOLIO(3) - 11.60%
3,869,885

----------------
OTHER ASSETS AND LIABILITIES - (12.86%)
(4,288,987)

----------------
TOTAL NET ASSETS - 100.00%
$     33,356,483

================

*   Non-income producing

(1) For federal income tax purposes, cost is $32,628,898 and gross unrealized appreciation and depreciation of securities as of December 31, 2004 was
    $2,762,153 and ($1,615,466), respectively, with a net appreciation
/
    depreciation of $1,146,687.

(2) Security exempt from registration under Rule 144(a) of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is
$5,920,016,
    $3,869,885, and $2,153,764, respectively.

(4) Securities and other assets with an aggregate value of $1,213,700 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2004:

                                                     UNREALIZED
                                                    APPRECIATION/
TYPE                                 CONTRACTS     (DEPRECIATION)
-----------------------------------------------------------------
S&P 500 Index (03/05)                    4         $        8,300

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL STATEMENTS                                    BALANCED INDEX
PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
   Investments in securities, at value                         $
33,775,585
   Collateral for securities loaned, at fair value
3,869,885
   Receivables:
      Shares sold
2,450
      Interest and dividends
159,171
   Prepaid expenses and other
1,104
                                                               --------
--------

37,808,195
                                                               --------
--------
LIABILITIES
   Payables:
      Shares redeemed
542,674
      Payable upon return of securities loaned
3,869,885
      Administration expenses
2,046
      Directors' fees
1,130
      Custodian fees
6,579
      Fund accounting fees
7,116
      Professional fees
15,318
      Royalty fees
2,292
      Variation margin
1,233
      Other accrued expenses
3,439
                                                               --------
--------

4,451,712
                                                               --------
--------
NET ASSETS*
   Paid-in capital
33,006,288
   Accumulated undistributed net
      investment income
183,382
   Accumulated net realized gain / (loss)
      on investments and futures contracts
(1,025,734)
   Net unrealized appreciation / (depreciation)
      on investments and futures contracts
1,192,547
                                                               --------
--------
                                                               $
33,356,483

================
 Shares authorized ($.10 par value)
20,000,000

 Shares outstanding
732,278

 Net asset value, offering and redemption
     price per share                                           $
45.55

 Investments at cost                                           $
32,591,338

* FEDERAL TAX DATA AS OF DECEMBER 31, 2004

   Undistributed ordinary income                               $
183,382
   Unrealized appreciation                                     $
1,146,687

        CAPITAL LOSS CARRYFORWARD EXPIRING DECEMBER 31:
---------------------------------------------------------------
       2009          2010            2011             2012
    ---------    -------------    -----------    --------------
    $      --    $   (350,093)    $        --    $    (629,782)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
   Interest                                                    $
495,164
   Dividends
363,138
   Other income
4,639
                                                               --------
--------

862,941
                                                               --------
--------
EXPENSES
   Advisory fees
91,786
   Administration expenses
30,595
   Custodian fees and expenses
12,208
   Fund accounting fees
42,109
   Professional fees
17,367
   Directors' fees
5,172
   Transfer agent fees
8,565
   Royalty fee
2,295
   Other expenses
6,112
                                                               --------
--------

216,209
   Reimbursements and waivers
(32,604)
                                                               --------
--------

183,605
                                                               --------
--------
NET INVESTMENT INCOME / (LOSS)
679,336
                                                               --------
--------

REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options
(780,186)
   Net realized gain / (loss) on futures contracts
174,302
                                                               --------
--------

(605,884)
                                                               --------
--------

   Net change in unrealized appreciation /
      (depreciation) on investments and
      futures contracts
1,833,724
                                                               --------
--------

NET REALIZED AND UNREALIZED
   GAIN / (LOSS)
1,227,840
                                                               --------
--------
NET INCREASE / (DECREASE)
   IN NET ASSETS FROM OPERATIONS                                $
1,907,176

================

TRANSACTIONS WITH AFFILIATES:

             PERCENT OF CURRENT
              NET ASSET VALUE
-----------------------------------------------
   ADVISORY        ADMINISTRATION      EXPENSE
      FEE               FEE            LIMIT(1)       WAIVER
REIMBURSEMENT
-----------------------------------------------------------------------
--------
     0.30%             0.10%             0.30%       $     --       $
32,604

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated
    percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,


2004                2003
                                                               --------
----------------------------
OPERATIONS
   Net investment income / (loss)                              $
679,336    $        251,950
   Net realized gain / (loss) on investments and futures
(605,884)            221,827
   Net change in unrealized appreciation / (depreciation)
      on investments and futures contracts
1,833,724           1,311,205
                                                               --------
--------    ----------------

1,907,176           1,784,982
                                                               --------
--------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS*
   Net investment income
(554,898)           (266,449)
                                                               --------
--------    ----------------

(554,898)           (266,449)
                                                               --------
--------    ----------------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold
26,260,814             977,184
   Reinvestment of distributions
554,898             266,449
   Payments for shares redeemed
(6,478,995)         (1,733,072)
                                                               --------
--------    ----------------

20,336,717            (489,439)
                                                               --------
--------    ----------------
NET INCREASE / (DECREASE) IN NET ASSETS
21,688,995           1,029,094
NET ASSETS
   Beginning of period
11,667,488          10,638,394
                                                               --------
--------    ----------------
   End of period                                               $
33,356,483    $     11,667,488

================    ================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                $
183,382    $         38,835

================    ================


FUND SHARE TRANSACTIONS
   Sold
596,795              24,635
   Reinvestment of distributions
12,889               6,880
   Redeemed
(148,409)            (44,231)
                                                               --------
--------    ----------------
      Net increase / (decrease) from fund share transactions
461,275             (12,716)

================    ================
TOTAL COST OF PURCHASES OF:
   Common Stocks                                               $
14,613,197    $         28,482
   U.S. Government Securities
8,744,492           2,631,308
   Corporate Bonds
2,295,705             215,287
                                                               --------
--------    ----------------
                                                               $
25,653,394    $      2,875,077

================    ================
TOTAL PROCEEDS FROM SALES OF:
   Common Stocks                                               $
3,160,132    $         34,615
   U.S. Government Securities
2,563,036           1,797,524
   Corporate Bonds
316,554             686,851
                                                               --------
--------    ----------------
                                                               $
6,039,722    $      2,518,990

================    ================
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                             $
554,898    $        266,449
                                                               --------
--------    ----------------
                                                               $
554,898    $        266,449

================    ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
NASDAQ-100 INDEX PORTFOLIO

OBJECTIVE - Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index (the
"Index").

STRATEGY - The Summit Pinnacle Nasdaq-100 Index Portfolio (the
"Portfolio") will
attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Index.

MANAGER'S COMMENTS:

For the year ended December 31, 2004, the Portfolio's total return was
10.09%
(after waivers and reimbursements, but before the impact of any product or contract-level fees). This compares to a 10.74% total return for the Index. The difference of 0.65% is referred to as "tracking error" and is largely attributed to the Portfolio's operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the Portfolio; brokers' commissions or other trading costs; and holding security positions in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Portfolio's objectives and strategies call for a correlation of at least 95% between the Portfolio's pre-expense total return and that of the
Index. The Portfolio achieved this level of correlation for the period presented.

                                    FUND DATA

           Manager:                                Team Managed
           Inception Date:                         April 27, 2000
           Total Net Assets:                       $27.61 Million
           Number of Equity Holdings:              100
           Median Cap Size:                        $7.83 Billion
           Average Price-to-book Ratio:            4.33x
           Dividend Yield:                         0.30%

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit Nasdaq-100 Index Portfolio - Total Return

     1-YEAR     5-YEAR     SINCE INCEPTION
     10.09%      0.76%          -15.43%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included.

            SUMMIT NASDAQ-100 INDEX PORTFOLIO          NASDAQ-100 INDEX
Mar-2000                 $ 10,000                          $ 10,000
Apr-2000                 $ 10,760                          $ 10,763
May-2000                 $  9,470                          $  9,482
Jun-2000                 $ 10,730                          $ 10,737
Jul-2000                 $ 10,300                          $ 10,296
Aug-2000                 $ 11,630                          $ 11,633
Sep-2000                 $ 10,170                          $ 10,187
Oct-2000                 $  9,360                          $  9,365
Nov-2000                 $  7,150                          $  7,152
Dec-2000                 $  6,670                          $  6,681
Jan-2001                 $  7,380                          $  7,399
Feb-2001                 $  5,420                          $  5,446
Mar-2001                 $  4,470                          $  4,490
Apr-2001                 $  5,270                          $  5,295
May-2001                 $  5,110                          $  5,137
Jun-2001                 $  5,190                          $  5,224
Jul-2001                 $  4,770                          $  4,806
Aug-2001                 $  4,160                          $  4,195
Sep-2001                 $  3,310                          $  3,335
Oct-2001                 $  3,860                          $  3,896
Nov-2001                 $  4,520                          $  4,557
Dec-2001                 $  4,460                          $  4,503
Jan-2002                 $  4,380                          $  4,426
Feb-2002                 $  3,836                          $  3,881
Mar-2002                 $  4,096                          $  4,149
Apr-2002                 $  3,600                          $  3,647
May-2002                 $  3,406                          $  3,451
Jun-2002                 $  2,958                          $  3,003
Jul-2002                 $  2,718                          $  2,748
Aug-2002                 $  2,662                          $  2,692
Sep-2002                 $  2,350                          $  2,378
Oct-2002                 $  2,794                          $  2,827
Nov-2002                 $  3,162                          $  3,189
Dec-2002                 $  2,788                          $  2,813
Jan-2003                 $  2,786                          $  2,809
Feb-2003                 $  2,864                          $  2,887
Mar-2003                 $  2,888                          $  2,913
Apr-2003                 $  3,136                          $  3,163
May-2003                 $  3,394                          $  3,426
Jun-2003                 $  3,404                          $  3,437
Jul-2003                 $  3,614                          $  3,653
Aug-2003                 $  3,794                          $  3,837
Sep-2003                 $  3,686                          $  3,730
Oct-2003                 $  4,004                          $  4,055
Nov-2003                 $  4,026                          $  4,079
Dec-2003                 $  4,144                          $  4,204
Jan-2004                 $  4,214                          $  4,277
Feb-2004                 $  4,148                          $  4,213
Mar-2004                 $  4,056                          $  4,122
Apr-2004                 $  3,950                          $  4,016
May-2004                 $  4,132                          $  4,203
Jun-2004                 $  4,270                          $  4,348
Jul-2004                 $  3,942                          $  4,015
Aug-2004                 $  3,856                          $  3,927
Sep-2004                 $  3,978                          $  4,053
Oct-2004                 $  4,184                          $  4,266
Nov-2004                 $  4,424                          $  4,512
Dec-2004                 $  4,562                          $  4,656

                             TOP 10 EQUITY HOLDINGS

                                             (% OF NET ASSETS)
                                             -----------------
           Microsoft Corporation                   6.68%
           QUALCOMM Incorporated                   5.60%
           eBay Inc.                               3.84%
           Intel Corporation                       3.44%
           Cisco Systems, Inc.                     3.04%
           Nextel Communications, Inc.             2.80%
           Amgen Inc.                              2.57%
           Dell Inc.                               2.53%
           Apple Computer, Inc.                    2.36%
           Starbucks Corporation                   2.33%

[CHART]

                               SECTOR ALLOCATIONS

Communications                     28.9%
Consumer Cyclical                   9.4%
Consumer Non-Cyclical              13.7%
Industrial                          2.5%
Technology                         36.4%
Short-Term, Futures, & Other        9.1%

"Nasdaq" and related marks are trademarks or service marks of The
Nasdaq Stock
Market, Inc. and have been licensed for use for certain purposes by Summit
Mutual Funds, Inc. and the Nasdaq-100 Index Portfolio. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
NASDAQ-100 INDEX PORTFOLIO                                  FINANCIAL
HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the
1-for-5 reverse stock split on February 15, 2002.


PERIOD FROM

APRIL 27, 2000(1)

YEAR ENDED DECEMBER 31,              TO DECEMBER 31,
                                                                 ------
---------------------------------------------------------

2004        2003        2002        2001          2000
                                                                 ------
---------------------------------------------------------
Net asset value, beginning of period                             $
20.72   $   13.94   $   22.30   $   33.35   $         50.00
                                                                 ------
---   ---------   ---------   ---------   ---------------
Investment Activities:
   Net investment income / (loss)
0.12       (0.04)      (0.07)         --             (0.05)
   Net realized and unrealized gains / (losses)
1.97        6.82       (8.29)     (11.05)           (16.60)
                                                                 ------
---   ---------   ---------   ---------   ---------------
Total from Investment Activities
2.09        6.78       (8.36)     (11.05)           (16.65)
                                                                 ------
---   ---------   ---------   ---------   ---------------
Net asset value, end of period                                   $
22.81   $   20.72   $   13.94   $   22.30   $         33.35

=========   =========   =========   =========   ===============
Total return
10.09%      48.64%     -37.49%     -33.13%           -33.30%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)
0.65%       0.65%       0.65%       0.65%             0.64%(3)
Ratio of expenses to average net assets - gross
0.79%       0.91%       1.11%       0.97%             0.88%(3)
Ratio of net investment income / (loss) to average net assets
0.61%      -0.31%      -0.43%      -0.21%            -0.17%(3)
Portfolio turnover rate
4.19%       3.97%      11.79%       5.49%            14.69%(3)
Net assets, end of period (000's)                                $
27,607   $  23,350   $   9,583   $  14,560   $         8,577

(1) COMMENCEMENT OF OPERATIONS.

(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

(3) ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                               NASDAQ-100 INDEX
PORTFOLIO

DECEMBER 31, 2004

                                                               SHARES
VALUE
                                                     ------------------
-----------------
COMMON STOCKS - 91.46%
BASIC INDUSTRIES - 0.58%
  Sigma-Aldrich Corporation                                     1,254
$         75,816
  Smurfit-Stone Container Corporation*                          4,567
85,312

----------------

161,128

----------------
COMMUNICATIONS - 28.94%
  Amazon.com, Inc.*                                             5,002
221,539
  Check Point Software Technologies Ltd.*                       4,588
113,002
  Cisco Systems, Inc.*                                         43,525
840,033
  Comcast Corporation*                                         17,891
595,412
  Comverse Technology, Inc.*                                    3,761
91,956
  eBay Inc.*                                                    9,115
1,059,892
  EchoStar Communications Corporation                           4,360
144,926
  IAC/InterActiveCorp*                                         13,914
384,305
  JDS Uniphase Corporation*                                    30,679
97,252
  Juniper Networks, Inc.*                                       6,770
184,076
  Lamar Advertising Company*                                    1,569
67,122
  Level 3 Communications, Inc.*                                12,594
42,694
  Liberty Media International, Inc.*                            3,290
152,097
  LM Ericsson Telephone Company*                                3,250
102,343
  MCI, Inc.                                                     6,450
130,032
  Nextel Communications, Inc.*                                 25,802
774,060
  NTL Incorporated*                                             1,780
129,869
  QUALCOMM Incorporated                                        36,436
1,544,886
  Sirius Satellite Radio Inc.*                                 25,480
194,922
  Symantec Corporation*                                        13,166
339,156
  Tellabs, Inc.*                                                4,478
38,466
  VeriSign, Inc.*                                               4,290
143,801
  XM Satellite Radio Holdings Inc.*                             3,930
147,847
  Yahoo! Inc.*                                                 11,916
448,995

----------------

7,988,683

----------------
CONSUMER CYCLICAL - 9.34%
  Bed Bath & Beyond Inc.*                                       7,499
298,685
  CDW Corporation                                               1,630
108,151
  Cintas Corporation                                            3,860
169,300
  Costco Wholesale Corporation                                  4,541
219,830
  Dollar Tree Stores, Inc.*                                     2,086
59,826
  Fastenal Company                                              1,365
84,029
  KMart Holding Corporation*                                    1,800
178,110
  PACCAR Inc.                                                   3,694
297,293
  PETsMART, Inc.                                                2,665
94,687
  Ross Stores, Inc.                                             2,808
81,067
  Staples, Inc.                                                 6,265
211,193
  Starbucks Corporation*                                       10,308
642,807
  Wynn Resorts, Limited*                                        1,990
133,171

----------------

2,578,149

----------------
CONSUMER NON-CYCLICAL - 13.67%
  Amgen Inc.*                                                  11,049
708,793
  Apollo Group, Inc.*                                           3,560
287,328
  Biogen Idec Inc*                                              6,881
458,343
  Biomet, Inc.                                                  6,483
281,297
  Career Education Corporation*                                 1,919
76,760
  Chiron Corporation*                                           4,944
164,784
  DENTSPLY International Inc.                                   1,431
$         80,422
  Express Scripts, Inc.*                                        1,321
100,977
  Genzyme Corp.                                                 5,293
307,365
  Gilead Sciences, Inc.*                                        7,940
277,821
  Invitrogen Corporation*                                         903
60,618
  Lincare Holdings Inc.*                                        1,785
76,130
  MedImmune, Inc.*                                              4,990
135,279
  Millennium Pharmaceuticals, Inc.*                             6,224
75,435
  Patterson Companies Inc.*                                     2,466
107,000
  Paychex, Inc.                                                 6,386
217,635
  Teva Pharmaceutical Industries Limited                        8,426
251,600
  Whole Foods Market, Inc.                                      1,109
105,743

----------------

3,773,330

----------------
INDUSTRIAL - 2.51%
  American Power Conversion Corporation                         3,760
80,464
  C.H. Robinson Worldwide, Inc.                                 1,572
87,277
  Expeditors International of Washington, Inc.                  1,942
108,519
  Flextronics International Ltd.*                              11,334
156,636
  Garmin Ltd.                                                   1,887
114,805
  Molex Incorporated                                            1,858
55,740
  Sanmina-SCI Corporation*                                     10,407
88,148

----------------

691,589

----------------
TECHNOLOGY - 36.42%
  Adobe Systems Incorporated                                    4,383
274,989
  Altera Corporation*                                          10,036
207,745
  Apple Computer, Inc.*                                        10,112
651,213
  Applied Materials, Inc.*                                     16,674
285,125
  ATI Technologies Inc.*                                        4,523
87,701
  Autodesk, Inc.                                                4,480
170,016
  BEA Systems, Inc.*                                            7,043
62,401
  Broadcom Corporation*                                         4,392
141,774
  Citrix Systems, Inc.*                                         3,671
90,050
  Cognizant Technology Solutions Corporation*                   2,350
99,476
  Dell Inc.*                                                   16,581
698,723
  Electronic Arts Inc.*                                         5,656
348,862
  Fiserv, Inc.*                                                 4,563
183,387
  Intel Corporation                                            40,556
948,605
  Intersil Corporation                                          2,641
44,210
  Intuit Inc.*                                                  4,560
200,686
  KLA-Tencor Corporation*                                       4,572
212,964
  Lam Research Corporation*                                     2,539
73,402
  Linear Technology Corporation                                 7,863
304,770
  Marvell Technology Group, Ltd.*                               4,558
161,672
  Maxim Integrated Products, Inc.                               8,474
359,213
  Mercury Interactive Corporation*                              1,675
76,296
  Microchip Technology Incorporated                             3,248
86,592
  Microsoft Corporation                                        69,024
1,843,631
  Network Appliance, Inc.*                                      7,001
232,573
  Novellus Systems, Inc.*                                       2,925
81,578
  Oracle Corporation*                                          41,040
563,069
  PeopleSoft Inc.*                                              9,976
264,164
  Pixar*                                                        1,047
89,634
  QLogic Corporation*                                           1,815
66,665
  Research in Motion Limited*                                   3,422
282,041
  SanDisk Corporation*                                          2,748
68,618
  Siebel Systems, Inc.*                                        10,938
114,849

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
TECHNOLOGY - 36.42% (CONTINUED)
  Sun Microsystems, Inc.*                                      26,761
$        143,974
  Synopsys, Inc.*                                               2,705
53,072
  VERITAS Software Corporation*                                 8,012
228,743
  Xilinx, Inc.                                                  8,552
253,567

----------------

10,056,050

----------------
    Total Common Stocks
       (cost $23,701,573)
25,248,929

----------------
UNIT INVESTMENT TRUST - 1.86%
  Nasdaq 100 Shares                                            12,874
513,801

----------------
    Total Unit Investment Trust
       (cost $360,359)
513,801

----------------
SHORT-TERM INVESTMENTS(3) - 7.00%
NORTHERN TRUST DIVERSIFIED ASSETS
PORTFOLIO - 1.23%                                             338,266
338,266

----------------

                                                            PRINCIPAL
VALUE
                                                     ------------------
-----------------
U.S. TREASURY BILL - 5.77%
  (1.000% due 09/16/04)                              $      1,600,000
$      1,593,210

----------------
    Total Short-Term Investments
       (cost $1,931,049)
1,931,476

----------------
TOTAL INVESTMENTS - 100.32%
   (cost $25,992,981)(1)
27,694,206

----------------
NORTHERN INSTITUTIONAL LIQUID ASSET
PORTFOLIO(2) - 13.76%
3,798,596

----------------
OTHER ASSETS AND LIABILITIES - (14.08%)
(3,886,218)

----------------
TOTAL NET ASSETS - 100.00%
$     27,606,584

================

*   Non-income producing

(1) For federal income tax purposes, cost is $26,880,561 and gross unrealized appreciation and depreciation of securities as of December 31, 2004 was
    $5,152,409 and ($4,338,764), respectively, with a net appreciation
/
    depreciation of $813,645.

(2) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is
$4,017,808,
    $3,798,596, and $307,227, respectively.

(3) Securities and other assets with an aggregate value of $2,084,480 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2004:


UNREALIZED

APPRECIATION/
TYPE                                                        CONTRACTS
(DEPRECIATION)
-----------------------------------------------------------------------
-----------------
Nasdaq-100 Index (03/05)                                         9
$      (7,695)
Nasdaq-100 Index Mini (03/05)                                   19
$      (2,617)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL STATEMENTS                                  NASDAQ-100 INDEX
PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
   Investments in securities, at value                         $
27,694,206
   Collateral for securities loaned, at fair value
3,798,596
   Receivables:
      Shares sold
39,749
      Securities sold
--
      Interest and dividends
12,065
   Variation margin
640
   Prepaid expenses and other
800
                                                               --------
--------

31,546,056
                                                               --------
--------
LIABILITIES
   Payables:
      Investment securities purchased
96,726
      Shares redeemed
7,065
      Payable upon return of securities
          loaned
3,798,596
      Bank overdraft
12
      Advisory fees
2,423
      Administration expenses
6,313
      Directors' fees
1,052
      Custodian fees
4,439
      Fund accounting fees
5,482
      Professional fees
13,524
      Other accrued expenses
3,840
                                                               --------
--------

3,939,472
                                                               --------
--------
NET ASSETS*
   Paid-in capital
33,158,286
   Accumulated net invesments
      income / (loss)
150,050
   Accumulated net realized gain / (loss)
      on investments and futures contracts
(7,392,665)
   Net unrealized appreciation / (depreciation)
      on investments and futures contracts
1,690,913
                                                               --------
--------
                                                               $
27,606,584

================
 Shares authorized ($.10 par value)
20,000,000
 Shares outstanding
1,210,100
 Net asset value, offering and redemption
     price per share                                           $
22.81
 Investments at cost                                           $
25,992,981

*FEDERAL TAX DATA AS OF DECEMBER 31, 2004

   Undistributed ordinary income                               $
150,050
   Unrealized appreciation                                     $
813,645

                 CAPITAL LOSS CARRYFORWARD EXPIRING DECEMBER 31,
-----------------------------------------------------------------------
----
          2008          2009           2010          2011        2012
       ----------   ------------   ------------   ----------   --------
-
       $ (905,274)  $ (1,618,274)  $ (3,618,754)  $ (231,064)  $
(139,726)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
   Interest                                                    $
24,808
   Dividends
282,408
   Foreign dividend taxes withheld
(321)
   Other income
4,213
                                                               --------
--------

311,108
                                                               --------
--------
EXPENSES
   Advisory fees
86,724
   Administration expenses
24,778
   Custodian fees and expenses
11,391
   Fund accounting fees
31,606
   Professional fees
15,265
   Directors' fees
3,868
   Transfer agent fees
9,310
   Royalty fee
5,014
   Other expenses
6,727
                                                               --------
--------

194,683
   Reimbursements and waivers
(33,625)
                                                               --------
--------

161,058
                                                               --------
--------
NET INVESTMENT INCOME / (LOSS)
150,050
                                                               --------
--------

REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options
(328,474)
   Net realized gain / (loss) on
      futures contracts
135,246
                                                               --------
--------

(193,228)
                                                               --------
--------
Net change in unrealized appreciation /
   (depreciation) on investments and
   futures contracts
2,500,698
                                                               --------
--------
NET REALIZED AND UNREALIZED
   GAIN / (LOSS)
2,307,470
                                                               --------
--------
NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                  $
2,457,520

================

TRANSACTIONS WITH AFFILIATES:

         PERCENT OF CURRENT
           NET ASSET VALUE
--------------------------------------
               ADMINISTRATION  EXPENSE
 ADVISORY FEE        FEE       LIMIT(1)  WAIVER   REIMBURSEMENT
------------------------------------------------------------------
     0.35%          0.10%       0.30%     $ --      $ 33,625

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated
     percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,


2004                2003
                                                               --------
----------------------------
OPERATIONS
   Net investment income / (loss)                              $
150,050    $        (47,918)
   Net realized gain / (loss) on investments and futures
(193,228)           (335,435)
   Net change in unrealized appreciation / (depreciation)
      on investments and futures contracts
2,500,698           6,386,730
                                                               --------
--------    ----------------

2,457,520           6,003,377
                                                               --------
--------    ----------------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold
8,977,661          15,025,665
   Payments for shares redeemed
(7,178,214)         (7,262,288)
                                                               --------
--------    ----------------

1,799,447           7,763,377
                                                               --------
--------    ----------------
NET INCREASE / (DECREASE) IN NET ASSETS
4,256,967          13,766,754
NET ASSETS
   Beginning of period
23,349,617           9,582,863
                                                               --------
--------    ----------------
   End of period                                               $
27,606,584    $     23,349,617

================    ================
ACCUMULATED NET INVESTMENT INCOME / (LOSS)                     $
150,050    $             --

================    ================


FUND SHARE TRANSACTIONS
   Sold
435,537             887,236
   Redeemed
(352,288)           (447,781)
                                                               --------
--------    ----------------
      Net increase / (decrease) from fund share transactions
83,249             439,455

================    ================
TOTAL COST OF PURCHASES OF:
   Common Stocks                                               $
1,794,249    $      9,016,870
                                                               --------
--------    ----------------
                                                               $
1,794,249    $      9,016,870

================    ================
TOTAL PROCEEDS FROM SALES OF:
   Common Stocks                                               $
938,494    $        529,604
                                                               --------
--------    ----------------
                                                               $
938,494    $        529,604

================    ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

OBJECTIVE - Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index (the
"Index").

STRATEGY - The Summit Pinnacle Russell 2000 Small Cap Index Portfolio
(the
"Portfolio") will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Index.

MANAGERS' COMMENTS:

For the year ended December 31, 2004, the Portfolio's total return was
17.72%
(after waivers and reimbursements, but before the impact of any product or contract-level fees). This compares to an 18.33% total return for the Index. The difference of 0.61% is referred to as "tracking error". One component of the difference is attributed to the Portfolio's operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the
Portfolio; brokers' commissions or other trading costs; and holding security positions in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Portfolio's objectives and strategies call for a correlation of at least 95% between the Portfolio's pre-expense total return and that of the Index. The Portfolio achieved this level of correlation for the period presented.

                                    FUND DATA

           Manager:                                Team Managed
           Inception Date:                         April 27, 2000
           Total Net Assets:                       $68.77 Million
           Number of Equity Holdings:              2,030
           Median Capitalization Size:             $561 Million
           Average Price-to-book Ratio:            2.42x
           Dividend Yield:                         1.04%

[CHART]

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit Russell 2000 Small Cap Index Portfolio - Total Return

     1-YEAR     3-YEAR     SINCE INCEPTION
     17.72%     10.76%          7.20%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included.

             SUMMIT RUSSELL 2000 SMALL CAP INDEX PORTFOLIO    RUSSELL
2000 INDEX
Mar-2000                       $ 10,000                           $
10,000
Apr-2000                       $ 10,440                           $
10,456
May-2000                       $  9,850                           $
9,846
Jun-2000                       $ 10,650                           $
10,707
Jul-2000                       $ 10,330                           $
10,372
Aug-2000                       $ 11,101                           $
11,158
Sep-2000                       $ 10,770                           $
10,828
Oct-2000                       $ 10,299                           $
10,345
Nov-2000                       $  9,265                           $
9,283
Dec-2000                       $ 10,039                           $
10,086
Jan-2001                       $ 10,562                           $
10,610
Feb-2001                       $  9,886                           $
9,915
Mar-2001                       $  9,412                           $
9,430
Apr-2001                       $ 10,128                           $
10,168
May-2001                       $ 10,369                           $
10,418
Jun-2001                       $ 10,718                           $
10,777
Jul-2001                       $ 10,105                           $
10,194
Aug-2001                       $  9,767                           $
9,865
Sep-2001                       $  8,437                           $
8,537
Oct-2001                       $  8,933                           $
9,036
Nov-2001                       $  9,610                           $
9,736
Dec-2001                       $ 10,193                           $
10,337
Jan-2002                       $ 10,087                           $
10,229
Feb-2002                       $  9,812                           $
9,949
Mar-2002                       $ 10,590                           $
10,748
Apr-2002                       $ 10,689                           $
10,846
May-2002                       $ 10,209                           $
10,364
Jun-2002                       $  9,697                           $
9,850
Jul-2002                       $  8,218                           $
8,363
Aug-2002                       $  8,188                           $
8,342
Sep-2002                       $  7,597                           $
7,743
Oct-2002                       $  7,826                           $
7,991
Nov-2002                       $  8,523                           $
8,704
Dec-2002                       $  8,047                           $
8,219
Jan-2003                       $  7,818                           $
7,992
Feb-2003                       $  7,580                           $
7,750
Mar-2003                       $  7,673                           $
7,850
Apr-2003                       $  8,399                           $
8,594
May-2003                       $  9,299                           $
9,517
Jun-2003                       $  9,478                           $
9,689
Jul-2003                       $ 10,060                           $
10,295
Aug-2003                       $ 10,508                           $
10,767
Sep-2003                       $ 10,302                           $
10,568
Oct-2003                       $ 11,163                           $
11,455
Nov-2003                       $ 11,546                           $
11,862
Dec-2003                       $ 11,766                           $
12,103
Jan-2004                       $ 12,264                           $
12,628
Feb-2004                       $ 12,376                           $
12,742
Mar-2004                       $ 12,491                           $
12,860
Apr-2004                       $ 11,856                           $
12,204
May-2004                       $ 12,038                           $
12,399
Jun-2004                       $ 12,541                           $
12,920
Jul-2004                       $ 11,689                           $
12,051
Aug-2004                       $ 11,626                           $
11,989
Sep-2004                       $ 12,166                           $
12,552
Oct-2004                       $ 12,398                           $
12,799
Nov-2004                       $ 13,464                           $
13,909
Dec-2004                       $ 13,849                           $
14,320

                             TOP 10 EQUITY HOLDINGS

                                             (% OF NET ASSETS)
                                             -----------------
     iShares Russell 2000 Index Fund               0.74%
     New Century Financial Corp.                   0.22%
     Terex Corp.                                   0.21%
     Laidlaw International                         0.20%
     Energen Corp.                                 0.19%
     Crown Holdings Inc.                           0.19%
     Tesoro Petroleum Corp.                        0.19%
     Landstar System Inc.                          0.19%
     Valeant Pharmaceuticals International         0.19%
     Joy Global Inc.                               0.19%

[CHART]

                               SECTOR ALLOCATIONS

Materials                       9.9%
Capital Goods                  12.0%
Consumer Cyclical              17.2%
Consumer Staples                1.5%
Energy                          4.9%
Financial                      22.8%
Technology                     12.1%
Health Care                    11.4%
Utilities                       4.1%
Short-Term, Futures, & Other    4.1%

The Russell 2000 Index is a trademark/service mark of the Frank Russell
Company.
Russell is a trademark of the Frank Russell Company. Summit Mutual
Funds and the
Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO                      FINANCIAL
HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the
1-for-5 reverse stock split on February 15, 2002.


PERIOD FROM

APRIL 27, 2000(1)

YEAR ENDED DECEMBER 31,            TO DECEMBER 31,
                                                                 ------
---------------------------------------------------------

2004        2003        2002        2001          2000
                                                                 ------
---------------------------------------------------------
Net asset value, beginning of period                             $
54.40    $   37.52   $   48.10   $   49.95   $         50.00
                                                                 ------
--    ---------   ---------   ---------   ---------------
Investment Activities:
   Net investment income / (loss)
0.31(4)      0.22        0.29        0.40              0.40
   Net realized and unrealized gains / (losses)
9.32        16.95      (10.31)       0.35             (0.20)
                                                                 ------
--    ---------   ---------   ---------   ---------------
Total from Investment Activities
9.63        17.17      (10.02)       0.75              0.20
                                                                 ------
--    ---------   ---------   ---------   ---------------
DISTRIBUTIONS:
Net investment income
(0.11)       (0.29)      (0.09)      (0.45)            (0.25)
Net realized gains
--           --       (0.47)      (2.15)               --
                                                                 ------
--    ---------   ---------   ---------   ---------------
Total Distributions
(0.11)       (0.29)      (0.56)      (2.60)            (0.25)
                                                                 ------
--    ---------   ---------   ---------   ---------------
Net asset value, end of period                                   $
63.92    $   54.40   $   37.52   $   48.10   $         49.95

========    =========   =========   =========   ===============
Total return
17.72%       46.19%     -21.05%       1.54%             0.39%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)
0.75%        0.75%       0.75%       0.75%             0.74%(3)
Ratio of expenses to average net assets - gross
0.76%        1.12%       1.33%       1.10%             1.35%(3)
Ratio of net investment income / (loss) to average net assets
0.60%        0.57%       0.65%       0.90%             1.11%(3)
Portfolio turnover rate
27.27%       23.87%      30.78%      32.70%            82.19%(3)
Net assets, end of period (000's)                                $
68,770    $  25,794   $  13,863   $  21,503   $        16,105

(1) COMMENCEMENT OF OPERATIONS.

(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

(3) ANNUALIZED.

(4) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                   RUSSELL 2000 SMALL CAP INDEX
PORTFOLIO

DECEMBER 31, 2004

                                                               SHARES
VALUE
                                                     ------------------
-----------------
COMMON STOCKS - 96.36%
CAPITAL GOODS - 12.00%
  A O Smith Corp.                                                 889
$         26,617
  A.S.V. Inc.*                                                    407
19,495
  AAR Corp.*                                                    1,934
26,341
  Actuant Corp.*                                                1,418
73,949
  Ade Corp.*                                                      494
9,248
  Advanced Energy Industries Inc*                               1,106
10,098
  Aftermarket Technology Corp.*                                   611
9,837
  AirTran Holdings Inc.*                                        5,033
53,853
  Alaska Air Group*                                             1,780
59,612
  Alexander & Baldwin                                           2,590
109,868
  America West Holding Corp.*                                   1,834
12,068
  American Superconductor Corp.*                                1,274
18,970
  Applied Films Corp.*                                            770
16,601
  Applied Industrial                                            1,591
43,593
  Applied Signal Technolgy                                        513
18,083
  Arctic Cat Inc.                                                 719
19,068
  Arkansas Best Corp.                                           1,340
60,153
  Arris Group Inc.*                                             4,882
34,369
  Artesyn Technologies Inc.*                                    1,795
20,284
  Arvinmeritor Inc                                              4,153
92,903
  Astec Industries Inc.*                                          718
12,357
  Asyst Technologies Inc.*                                      2,453
12,486
  ATMI Inc.*                                                    1,930
43,483
  Audiovox Corp.*                                                 899
14,186
  August Technology Corp.*                                        927
9,761
  Aviall Inc.*                                                  1,423
32,686
  Axcelis Technologies Inc.*                                    6,042
49,121
  Baldor Electric Co.                                           2,010
55,335
  Bandag, Inc.                                                    586
29,189
  Be Aerospace Inc.*                                            3,353
39,029
  Beazer Homes Usa Inc.                                           815
119,161
  Belden Cdt Inc.                                               2,866
66,491
  Blount International Inc.*                                      223
3,885
  Brooks Automation Inc.*                                       2,728
46,976
  Bucyrus International Inc.                                      640
26,010
  C&D Technologies Inc.                                         1,327
22,612
  Cascade Corp.                                                   556
22,212
  C-COR Inc.*                                                   2,246
20,888
  Central Frieght Lines Inc.*                                     448
2,822
  Champion Enterprises Inc.*                                    4,278
50,566
  Coachmen Industries Inc.                                        736
12,777
  Cognex Corp.                                                  2,445
68,216
  Cohu Inc.                                                     1,120
20,787
  Collins & Aikman Corp.*                                       2,000
8,720
  Color Kinetics Inc.*                                            210
3,692
  Commercial Vehicle Group Inc.*                                  470
10,260
  Continental Airlines Inc.*                                    3,927
53,172
  Cooper Tire & Rubber                                          4,023
86,696
  Covenant Transport Inc.*                                        455
9,473
  Credence Systems*                                             5,856
53,582
  CTS Corp.                                                     2,204
29,291
  Cuno Inc.*                                                      985
58,509
  Curtiss-Wright Corp.                                          1,286
73,829
  Cymer Inc.*                                                   2,230
65,874
  Darling International Inc.*                                   3,334
$         14,536
  DDI Corp.*                                                    1,362
4,331
  Delta Air Lines                                               6,543
48,942
  Dionex Corp.*                                                 1,159
65,681
  Dominion Homes Inc.*                                            208
5,246
  Ducommun Inc.M*                                                 380
7,923
  DuPont Photomasks Inc.*                                         765
20,204
  Duratek Inc.*                                                   532
13,252
  EGL Inc.*                                                     2,197
65,668
  Electro Scientific Industries*                                1,737
34,323
  Engineered Support Systems Inc                                1,343
79,532
  Enpro Industries Inc.*                                        1,263
37,347
  Entegris Inc.*                                                2,276
22,646
  ESCO Technologies Inc.*                                         776
59,480
  Esterline Technologies Corp.*                                 1,466
47,865
  ExpressJet Holdings Inc.*                                     2,226
28,671
  Faro Technologies Inc.*                                         552
17,211
  Federal Signal                                                2,893
51,090
  FEI Co.*                                                      1,475
30,975
  Flanders Corp.*                                                 683
6,557
  Fleetwood Enterprises Inc.*                                   3,231
43,489
  Florida East Coast Ind Inc.                                   1,315
59,307
  Flowserve Corporation*                                        3,303
90,965
  FLYI Inc.*                                                    2,368
4,191
  Forward Air Corp.*                                            1,293
57,797
  Franklin Electric Co. Inc.                                      839
35,456
  Frontier Airlines Inc.*                                       2,125
24,246
  FSI International Inc.*                                       1,560
7,285
  Gardner Denver Inc.*                                          1,212
43,983
  General Binding Corp.*                                          312
4,100
  General Cable Corp.*                                          2,382
32,991
  Genesee & Wyoming Inc.*                                       1,096
30,830
  Genlyte Group Inc.*                                             634
54,321
  Goodyear Tire & Rubber                                        8,749
128,260
  Gorman-Rupp Co.                                                 478
10,994
  Greenbrier Cos                                                  296
10,020
  GulfMark Offshore Inc.*                                         755
16,814
  Hayes Lemmerz International*                                  1,970
17,395
  Headwaters Inc.*                                              2,043
58,226
  Heartland Express Inc.                                        2,750
61,793
  Heico Corp.                                                   1,197
27,040
  Helix Technology Corp.                                        1,564
27,198
  Hub Group Inc.*                                                 404
21,097
  Idex Corp.                                                    3,039
123,080
  Imagistics International Inc.*                                  870
29,284
  Intac International Inc.*                                       411
5,343
  Interdigital Communications*                                  3,271
72,289
  Intevac Inc.*                                                   874
6,607
  Ionics Inc.*                                                    961
41,650
  Itron Inc.*                                                   1,089
26,038
  JLG Industries Inc.                                           2,652
52,059
  Joy Global Inc.                                               2,955
128,336
  Kadant Inc.*                                                    747
15,314
  Kansas City Southern*                                         3,802
67,409
  Keithley Instruments Inc.                                       657
12,943
  Kennametal Inc.                                               2,215
110,241
  Keystone Automotive Inds Inc.*                                  793
18,437

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
CAPITAL GOODS - 12.00% (CONTINUED)
  Kimball International Inc.                                    1,131
$         16,750
  Kirby Corp.*                                                  1,332
59,114
  Knight Transportation Inc.                                    2,262
56,098
  Kulicke & Soffa Industries Inc*                               3,024
26,067
  Laidlaw International*                                        6,321
135,269
  Landstar System Inc.*                                         1,756
129,312
  Levitt Corp.                                                    800
24,456
  Lincoln Electric Holdings Inc.                                2,035
70,289
  Lindsay Manufacturin                                            614
15,890
  Littelfuse Inc.*                                              1,352
46,184
  LTX Corp.*                                                    3,630
27,915
  MTS Systems Corp.                                             1,296
43,818
  M/I Homes Inc.                                                  633
34,885
  Magnetek Inc.*                                                1,236
8,528
  Manitowoc Co.                                                 1,635
61,558
  Marine Products Corp.                                           452
11,802
  Marten Transport Ltd.*                                          477
10,842
  MasTec Inc.*                                                  1,226
12,395
  Mattson Technology Inc.*                                      2,423
27,283
  Measurement Specialties Inc.*                                   558
14,207
  Meritage Home Corp.*                                            603
67,958
  Mesa Air Group Inc.*                                          1,656
13,149
  Metrologic Instruments Inc.*                                    548
11,645
  Middleby Corp.                                                  233
11,818
  Milacron Inc.*                                                2,906
9,851
  Mine Safety Appliances Co.                                    1,306
66,214
  MKS Instruments Inc.*                                         1,983
36,785
  Modine Mfg.                                                   1,430
48,291
  Monaco Coach Corp.                                            1,593
32,768
  Moog Inc.                                                     1,589
72,061
  MTC Technologies Inc.*                                          378
12,689
  Mykrolis Corp.*                                               2,495
35,354
  Nacco Industries Inc.                                           245
25,823
  Noble International Ltd.                                        331
6,749
  Nordson Corporation                                           1,616
64,753
  Northwest Airlines Corp.*                                     4,395
48,037
  Offshore Logistics Inc.*                                      1,225
39,776
  Old Dominion Fght Lines Inc.Co*                                 860
29,928
  Orbital Sciences Corp.*                                       3,082
36,460
  Orleans Homebuilders Inc.*                                      127
2,521
  Overnite Corp.                                                1,683
62,675
  Overseas Shipholding Group                                    1,715
94,668
  Pam Transportation Services Inc*                                333
6,244
  Pacer International Inc.*                                     1,673
35,568
  Palm Harbor Homes Inc.*                                         496
8,372
  Paxar Corp.*                                                  2,115
46,890
  Photon Dynamics Inc.*                                           869
21,099
  Photronics Inc.*                                              1,958
32,307
  Pinnacle Airlines Corp.*                                      1,013
14,121
  Powell Inds Inc.*                                               355
6,564
  Power-One Inc.                                                3,865
34,476
  Powerwave Technologies*                                       6,424
54,476
  Presstek Inc.*                                                1,342
12,991
  Quality Distribution Inc.*                                      400
3,376
  Quixote Corp.                                                   392
7,969
  Rae Systems Inc.*                                             1,803
13,162
  Railamerica Inc.*                                             2,236
29,180
  Rayovac Corp.*                                                2,069
$         63,229
  Regal Beloit                                                  1,477
42,242
  Republic Airways Holdings Inc.*                                 261
3,463
  Robbins & Myers Inc.                                            568
13,535
  Rofin-Sinar Technologies Inc.*                                  779
33,069
  Rudolph Technologies Inc.*                                      671
11,521
  Sauer-Danfoss Inc.                                              525
11,450
  SBA Communications Corp.*                                     2,906
26,968
  Scs Transportation Inc.*                                        776
18,135
  Seabulk International Inc.*                                     303
3,669
  Semitool Inc.*                                                  850
7,888
  Skyline Corp.                                                   356
14,525
  Skywest Inc.                                                  3,462
69,448
  Sonic Solutions*                                                911
20,443
  Spatialight Inc.*                                             1,226
10,973
  SpectraLink Corp.                                               994
14,095
  Sports Resorts International*                                    73
210
  Standard Motor Products Inc.                                    656
10,365
  Standex International Corp.                                     637
18,148
  Stewart & Stevenson Services Inc.                             1,770
35,807
  Stoneridge Inc.*                                                812
12,286
  Strattec Sec Corp.*                                             200
12,524
  Superior Industries International Inc.                        1,366
39,682
  Swift Transportation*                                         2,591
55,655
  Symmetricom Inc.*                                             2,754
26,741
  Taser International Inc.*                                     2,956
93,380
  TBC Corp.*                                                    1,223
33,999
  Technical Olympic Usa Inc.                                      480
12,182
  Technitrol Inc.*                                              2,467
44,899
  Tecumseh Products Co.                                           859
41,060
  Tektronix Inc.                                                  233
7,039
  Teledyne Technologies Inc.*                                   2,005
59,007
  Tennant Co.                                                     397
15,741
  Tenneco Automotive Inc.*                                      2,558
44,100
  Terayon Communication Systems*                                3,488
9,452
  Terex Corp.*                                                  2,975
141,759
  Thomas & Betts*                                               3,558
109,409
  Thomas Industries Inc.                                          758
30,259
  Thor Industries                                               2,170
80,399
  Tower Automotive Inc.*                                        3,031
7,244
  Transact Technologies Inc.*                                     446
9,527
  TRC Co. Inc.*                                                   475
8,075
  Triumph Group Inc.*                                             828
32,706
  U S Xpress Enterprises Inc.*                                    300
8,790
  Ultratech Inc.*                                               1,107
20,867
  United Industrial Corp.                                         554
21,462
  USF Corp.                                                     1,678
63,680
  Varian Semiconductor Equipment*                               2,226
82,028
  Veeco Instruments Inc.*                                       1,579
33,270
  Vicor Corp.                                                     998
13,084
  Viisage Technology Inc.*                                      1,694
15,263
  Visteon Corp.                                                 7,900
77,183
  Wabash Natl Corp.*                                            1,815
48,878
  Wabtec Corp.                                                  2,384
50,827
  Watts Water Technologies Inc.                                 1,452
46,812
  Werner Enterprises                                            2,904
65,747
  William Lyon Homes Inc.*                                        219
15,383

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
CAPITAL GOODS - 12.00% (CONTINUED)
  Winnebago Industries Inc.                                     1,586
$         61,949
  Woodhead Industries Inc.                                        632
10,131
  Woodward Governor Co.                                           507
36,306
  X-Rite Inc.                                                   1,083
17,339
  Zygo Corp.*                                                     933
11,000

----------------

8,253,189

----------------
CONSUMER CYCLICALS - 17.24%
  1-800 Contacts Inc.*                                            380
8,360
  1-800-Flowers.Com Inc.*                                       1,157
9,730
  24/7 Real Media Inc.*                                         1,135
4,915
  4 Kids Entertainment Inc.*                                      722
15,176
  99(Cents) Only Stores*                                        2,947
47,624
  Aaron Rents Inc.                                              2,350
58,750
  ABM Industries Inc.                                           2,301
45,376
  A C Moore & Crafts Inc.*                                        717
20,657
  Action Performance Cos Inc.                                     808
8,880
  Administaff Inc.*                                             1,130
14,249
  Advanced Marketing Svcs Inc.                                    743
7,475
  Advisory Board Co.*                                             924
34,077
  Advo Inc.                                                     1,834
65,382
  Aeropostale Inc.*                                             3,385
99,621
  Alderwoods Group Inc.*                                        2,349
26,732
  Alliance Gaming Corp.*                                        3,096
42,756
  Alloy Inc.*                                                   1,719
13,872
  Ambassadors Group Inc.                                          418
14,885
  Amerco*                                                         486
22,346
  American Greetings                                            3,784
95,924
  American Woodmark Corp.                                         560
24,461
  America's Car-Mart Inc.*                                        293
11,134
  Ameristar Casinos Inc.                                          596
25,694
  AMN Healthcare Services Inc.*                                   599
9,530
  Angelica Corp.                                                  466
12,605
  Applica Inc.*                                                 1,023
6,189
  Aquantive Inc.*                                               2,849
25,470
  Arbitron Inc.*                                                1,835
71,895
  Argosy Gaming Co.*                                            1,571
73,366
  Asbury Automotive Group Inc.*                                   585
8,061
  Atari Inc.*                                                     481
1,409
  Autobytel Inc.*                                               2,169
13,101
  Aztar Corp.*                                                  2,114
73,821
  Banta Corp.                                                   1,510
67,588
  Bassett Furniture Ind Inc.                                      538
10,558
  Beasley Broadcast Group Inc.*                                   281
4,926
  bebe Stores Inc.                                                471
12,708
  Big 5 Sporting Goods Corp.                                    1,061
30,918
  BJ's Restaurants Inc.*                                          561
7,854
  Blair Corp.                                                     425
15,156
  Blue Nile Inc.*                                                 196
5,414
  Blyth Inc                                                     1,675
49,513
  Bob Evans Farms                                               2,129
55,652
  Bon-Ton Stores Inc.                                             270
4,253
  Bowne & Company Inc.                                          2,107
34,260
  Boyd Gaming Corp.                                             2,714
113,038
  Bright Horizons Family*                                         689
44,620
  Brightpoint Inc.*                                             1,008
19,696
  Brookstone Inc.*                                              1,047
20,469
  Brown Shoe Co. Inc.                                           1,105
$         32,962
  Buffalo Wild Wings Inc.*                                        297
10,339
  Build-A-Bear Workshop Inc.*                                     470
16,521
  Burlington Coat Factory                                         956
21,701
  Cache Inc.*                                                     333
6,001
  California Pizza Kitchen Inc.*                                1,189
27,347
  Callaway Golf Co.                                             4,072
54,972
  Carmike Cinemas Inc.                                            400
14,600
  Carter's Inc.*                                                  344
11,693
  Casella Waste Systems Inc.*                                   1,026
15,021
  Casual Male Retail Group*                                     1,468
8,001
  Catalina Marketing                                            3,173
94,016
  Cato Corp.Cl A                                                1,198
34,526
  CBRL Group                                                    3,030
126,806
  CDI Corp.                                                       643
13,747
  CEC Entertainment Inc.*                                       2,261
90,372
  Central Euro Distribution Corp*                                 640
18,906
  Central Garden & Pet Co.*                                       880
36,731
  Central Parking Corp.                                           966
14,635
  Century Business Services Inc.*                               3,300
14,388
  Charles Rivers Assocs Inc.*                                     531
24,835
  Charlotte Russe Holding Inc.*                                   606
6,121
  Charming Shoppes Inc.*                                        6,878
64,447
  Charter Communications Inc.*                                 16,254
36,409
  Chemed Corp.                                                    633
42,481
  Cherokee Inc.                                                   354
12,489
  Childrens Place Retail Stores*                                  884
32,735
  Christopher & Banks Corp.                                     2,242
41,365
  Churchill Downs Inc.                                            399
17,835
  CKE Restaurants Inc.*                                         3,122
45,300
  Clark Inc.*                                                     842
13,068
  CMGI Inc.*                                                   26,479
67,521
  CNET Networks Inc.*                                           7,629
85,674
  Coinstar Inc.*                                                1,283
34,423
  Coldwater Creek Inc.*                                         1,356
41,860
  Kenneth Cole Productions Inc.                                   435
13,424
  Conn's Inc.*                                                    362
6,089
  Consolidated Graphics Inc.*                                     589
27,035
  Cornell Companies Inc.*                                         695
10,550
  Corrections Corp.Of America*                                  2,115
85,552
  Cosi Inc.*                                                    1,074
6,498
  Cost Plus Inc.*                                               1,351
43,408
  CoStar Group Inc.*                                              838
38,699
  Courier Corp.                                                   337
17,497
  Cross Country Healthcare Inc.*                                1,409
25,475
  Crown Media Holdings Inc.*                                      759
6,527
  CSK Auto Corp.Com*                                            2,839
47,525
  CSS Inds Inc.                                                   363
11,529
  Cumulus Media Inc.*                                           3,022
45,572
  Dave & Busters Inc.*                                            580
11,716
  Deb Shops Inc.                                                  222
5,559
  Deckers Outdoor Corp.*                                          468
21,991
  Del Laboratories Inc.*                                          256
8,896
  Department 56 Inc.*                                             691
11,505
  Design Within Reach Inc.*                                       220
3,201
  Diamond Cluster International Inc.*                           1,375
19,704
  Dick's Sporting Goods Inc.*                                   1,843
64,781

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
CONSUMER CYCLICALS - 17.24% (CONTINUED)
  Digital Theater Systems Inc.*                                   878
$         17,674
  Dollar Thrifty Automotive*                                    1,518
45,844
  Domino's Pizza Inc.                                           1,290
22,962
  Doubleclick Inc.*                                             6,744
52,468
  Dover Motorsports Inc.                                          815
4,670
  Dover Downs Gaming                                              420
5,502
  Dress Barn Inc.*                                              1,071
18,850
  drugstore.com Inc.*                                           2,312
7,861
  Earthlink Inc.*                                               7,873
90,697
  Educate Inc.*                                                   940
12,446
  Electronics Boutique Holdings*                                  607
26,065
  Elizabeth Arden Inc.*                                         1,371
32,548
  Emmis Communications*                                         2,949
56,591
  Empire Resorts Inc.*                                            447
4,984
  Entravision Communications*                                   2,518
21,025
  Escalade Inc.                                                   410
5,478
  Ethan Allen Interiors Inc.                                    1,991
79,680
  Exponent Inc.*                                                  314
8,632
  Findwhat.Com*                                                 1,455
25,797
  First Advantage Corp.*                                          161
3,284
  Fisher Companies Inc.*                                          340
16,619
  Forrester Research Inc.*                                        713
12,791
  Freds Inc.                                                    2,383
41,464
  FTI Consulting Inc.*                                          2,573
54,213
  Furniture Brands International                                2,970
74,399
  G & K Services Inc.                                             911
39,556
  Gamestop Corp.*                                               2,260
50,647
  Gander Mountain Co.*                                            299
3,836
  Gaylord Entertainment Co.*                                    1,832
76,083
  Genesco Inc.*                                                 1,308
40,731
  GEO Group Inc.*                                                 433
11,509
  Gevity Hr Inc.                                                1,407
28,928
  Global Imaging Sys Inc.*                                      1,385
54,708
  Goody S Family Clothing Inc.                                    983
8,985
  Gray Television Inc.                                          2,723
42,207
  Greenfield Online*                                              260
5,717
  Grey Global Group Inc.                                           45
49,500
  Group 1 Automotive Inc.*                                      1,177
37,076
  GSI Commerce Inc.*                                            1,010
17,958
  Guess? Inc.*                                                    778
9,764
  Guitar Center Management*                                     1,471
77,507
  Gymboree Corp.*                                               1,595
20,448
  Hancock Fabrics Inc.                                            986
10,225
  Handleman Co.                                                 1,246
26,764
  Harris Interactive Inc.*                                      2,558
20,208
  Hartmarx Corp.*                                               1,194
9,277
  Haverty Furniture Cos Inc.                                      969
17,927
  Heidrick & Struggles International Inc.*                        874
29,952
  Hibbett Sporting Goods Inc.*                                  1,432
38,106
  Hollinger International Inc.                                  3,477
54,519
  Hollywood Entertainment Corp.*                                3,177
41,587
  Hooker Furniture Corp.                                          358
8,127
  Hot Topic Inc.*                                               2,909
50,006
  Hudson Highland Group Inc.*                                     520
14,976
  IHOP Corp.                                                    1,118
46,833
  Infospace Inc.*                                               1,856
88,253
  InfoUSA Inc.*                                                 1,660
18,575
  Insight Communications Co. Inc.*                              2,325
$         21,553
  Insight Enterprises Inc.*                                     2,956
60,657
  Insurance Auto Auctions Inc.*                                   451
10,111
  Inter Parfums Inc.                                              264
4,198
  Interchange Corp.*                                              180
3,265
  Internap Network Services Corp*                              12,347
11,483
  Ipass Inc.*                                                   2,307
17,072
  Isle Of Capri Casinos Inc.*                                     704
18,058
  Ivillage Inc.*                                                1,389
8,584
  J. Jill Group Plc*                                              927
13,803
  Jack In The Box Inc.*                                         2,206
81,335
  Jackson Hewitt Tax Service Inc                                2,240
56,560
  JAKKS Pacific Inc.*                                           1,513
33,452
  Jamdat Mobile Inc.*                                             320
6,608
  Jarden Corp.*                                                 1,640
71,242
  Jo-Ann Stores Inc.*                                             985
27,127
  Jos A Bank Clothiers Inc.*                                      533
15,084
  Journal Communications Inc.                                   1,054
19,046
  Journal Register Co.*                                         2,510
48,518
  K2 Inc.*                                                      2,536
40,272
  Kellwood Co.                                                  1,638
56,511
  Kelly Services                                                  919
27,735
  Kforce Inc.*                                                  1,333
14,796
  Kirkland's Inc.*                                                578
7,104
  Korn/Ferry International*                                     1,943
40,317
  Krispy Kreme Doughnuts*                                       3,216
40,522
  K-Swiss Inc.                                                  1,531
44,583
  Labor Ready Inc.*                                             2,501
42,317
  Lakes Intertainment Inc.*                                       800
13,032
  Landry's Restaurants Inc.                                     1,304
37,894
  Lawson Products                                                 256
12,910
  La-Z Boy Inc.                                                 3,176
48,815
  Leapfrog Enterprises Inc.*                                    1,434
19,502
  Learning Tree International Inc.*                               460
6,164
  Lecg Corp.*                                                     681
12,701
  Libbey Inc.                                                     713
15,836
  Liberty Corp.(The)                                              820
36,047
  Life Time Fitness Inc.*                                         610
15,787
  Lifeline Systems Inc.*                                          578
14,889
  Lifetime Hoan Corp.                                             373
5,931
  LIN TV Corp.*                                                 1,612
30,789
  Linens'N Things Inc.*                                         2,725
67,580
  Lithia Motors Inc.                                              745
19,981
  LKQ Corp.*                                                      762
15,293
  LodgeNet Entertainment Corp.*                                   523
9,252
  Lone Star Steakhouse Saloon                                     829
23,212
  LookSmart Ltd.*                                               4,986
10,919
  Magna Entertainment Corp.*                                    1,968
11,847
  Mannatech Inc.                                                  741
14,109
  Manning Greg Actions Inc.*                                      263
3,256
  Marchex Inc.*                                                   214
4,494
  Marcus Corp.Cil                                               1,030
25,894
  Marinemax Inc.*                                                 608
18,094
  Marketwatch Inc.*                                               545
9,810
  Martha Stewart Living*                                          608
17,644
  Matthews International Corp.                                  1,971
72,533
  Maximus Inc.*                                                 1,154
35,912

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
CONSUMER CYCLICALS - 17.24% (CONTINUED)
  Medical Staffing Network Hldgs*                                 633
$          5,184
  Mens Wearhouse Inc.(The)*                                     1,930
61,683
  Midas Group Inc.*                                               807
16,140
  Midway Games Inc.*                                            2,762
29,001
  Monro Muffler Brake Inc.*                                       490
12,397
  Movado Group Inc.                                               794
14,808
  Movie Gallery Inc.                                            1,389
26,488
  MPS Group, Inc.*                                              6,399
78,452
  MTR Gaming Group Inc.*                                        1,212
12,799
  Multimedia Games Inc.*                                        1,235
19,464
  National Presto Industries Inc                                  245
11,148
  Nautilus Group Inc.                                           1,675
40,485
  Navarre Corp.*                                                1,092
19,219
  Navigant Consulting Co.*                                      2,747
73,070
  Navigant International Inc.*                                    734
8,933
  Neoforma Inc.*                                                  481
3,699
  NetRatings Inc.*                                                641
12,288
  Nevada Gold & Casinos Inc.*                                     390
4,758
  New York & Co. Inc.*                                            520
8,590
  Nexstar Broadcasting Group Inc*                                 526
4,850
  NIC Inc.*                                                     1,626
8,260
  Nu Skin Enterprises Inc.                                      3,184
80,810
  Oakley Inc.                                                   1,080
13,770
  O'Charleys Inc.*                                              1,288
25,180
  Oshkosh B'Gosh Inc.                                             348
7,447
  Overstock.Com Inc.*                                             668
46,092
  Oxford Industries Inc.                                          693
28,621
  P.F. Chang's China Bistro Inc.*                               1,546
87,117
  Panera Bread Co.*                                             1,732
69,834
  Pantry Inc.*                                                    606
18,235
  Papa Johns International Inc.*                                  607
20,905
  Party City Corp.*                                               596
7,706
  Paxson Communications Corp.*                                  2,368
3,268
  Payless Shoesource*                                           4,103
50,467
  PC Connection Inc.*                                             376
3,580
  PC Mall Inc.*                                                   406
9,086
  PDI Inc.*                                                       440
9,803
  Pegasus Solutions Inc.*                                       1,214
15,296
  Penn National Gaming Inc.*                                    1,922
116,377
  Pep Boys Manny Moe & Jack                                     3,485
59,489
  Perry Ellis International*                                      283
5,759
  Petmedexpress.Com Inc.*                                         489
3,721
  Phillips-Van Heusen Corp.                                     1,476
39,852
  Pinnacle Entertainment Inc.*                                  2,135
42,230
  Planetout Inc.*                                                 300
4,080
  Plato Learning Inc.*                                          1,200
8,940
  Playboy Enterprises Inc.*                                     1,020
12,536
  Playtex Products Inc.*                                        1,816
14,510
  Prepaid Legal Services Inc.                                     546
20,502
  Priceline.Com Inc.*                                           1,446
34,111
  PRIMEDIA Inc.*                                                8,011
30,442
  Princeton Review Inc.*                                          861
5,295
  ProQuest Co.*                                                 1,449
43,035
  Pulitzer Inc.                                                   437
28,339
  Quiksilver Inc.*                                              3,378
100,631
  R H Donnelley Corp.*                                          1,356
80,072
  Rare Hospitality International Inc.*                          2,065
65,791
  RC2 Corp.*                                                    1,002
$         32,665
  Reader's Digest Association                                   5,970
83,043
  Red Robin Gourmet Burgers*                                      625
33,419
  Regent Communications Inc.*                                   1,820
9,646
  Renaissance Learning Inc.                                       397
7,368
  Rent Way Inc.*                                                1,369
10,966
  Resources Connection Inc.*                                    1,388
75,382
  Restoration Hardware Inc.*                                    1,373
7,881
  Retail Ventures Inc.*                                           691
4,906
  Revlon Inc.*                                                  7,621
17,528
  Rollins, Inc.                                                 1,020
26,846
  Rush Enterprises Inc.*                                          305
5,280
  Russ Berrie & Co. Inc.                                          418
9,547
  Russell Corp.                                                 1,713
33,369
  Ryan's Restaurant Group Inc.*                                 2,566
39,568
  Saga Communications Inc.*                                       853
14,373
  Salem Communications Corp.*                                     501
12,500
  Schawk Inc.                                                     474
8,617
  Scholastic Corp.*                                             1,826
67,489
  School Specialty Inc.*                                        1,342
51,748
  Scientific Games Corp.*                                       4,597
109,592
  SCP Pool Corp.                                                3,265
104,154
  Select Comfort Corp.*                                         2,191
39,307
  Sharper Image Corp.*                                            612
11,536
  Shoe Carnival Inc.*                                             385
5,005
  Shopko Stores Inc.*                                           1,743
32,559
  Shuffle Master Inc.*                                          1,391
65,516
  Sinclair Broadcast Group Inc.                                 2,688
24,756
  Sitel Corp.*                                                  3,043
7,486
  Six Flags Inc.*                                               5,669
30,443
  Skechers Usa Inc.*                                            1,036
13,427
  Sohu.Com Inc.*                                                1,153
20,420
  Sonic Automatic Inc.                                          1,686
41,813
  Sonic Corp.*                                                  3,620
110,410
  Source Interlink Cos Inc.*                                    1,027
13,639
  SourceCorp.*                                                    841
16,072
  Spanish Broadcasting Systems Inc.*                            1,930
20,381
  Speedway Motorsports Inc.                                       773
30,286
  Spherion Corp.*                                               3,633
30,517
  Sports Authority Inc.(The)*                                   1,373
35,355
  Stage Stores Inc.*                                              979
40,648
  Stamps.Com Inc.*                                                877
13,892
  Stanley Furniture Co. Inc.                                      292
13,125
  Startek Inc.                                                    568
16,160
  Stein Mart Inc.*                                              1,292
22,042
  Steinway Musical Instruments Inc.*                              351
10,158
  Madden Steven Ltd.*                                             606
11,429
  Stewart Enterprises Inc.*                                     6,668
46,609
  Strayer Education Inc.                                          897
98,482
  Stride Rite Corp.                                             2,040
22,787
  Sturm Ruger & Co. Inc.                                        1,106
9,987
  Systemax Inc.*                                                  503
3,692
  Take-Two Interactive Software*                                2,679
93,202
  Teletech Hldgs Inc.*                                          1,965
19,041
  Tempur-Pedic International Inc*                                 982
20,818
  Tetra Tech Inc.*                                              3,369
56,397
  Texas Roadhouse Inc.*                                           550
16,253

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
CONSUMER CYCLICALS - 17.24% (CONTINUED)
  Bombay Co. Inc.*                                              1,856
$         10,264
  Buckle Inc.                                                     396
11,682
  Finish Line Inc.                                              2,270
41,541
  Steak N Shake Co.*                                            1,479
29,698
  Topps Co.                                                     1,851
18,047
  Nelson Thomas Inc.                                              524
11,842
  THQ Inc.*                                                     2,298
52,716
  TiVo Inc.*                                                    2,383
13,988
  Too Inc.*                                                     2,098
51,317
  Toro Co.                                                      1,264
102,826
  Tractor Supply Co.*                                           1,894
70,476
  Trans World Entertainment*                                    1,213
15,126
  Travelzoo Inc.*                                                  81
7,730
  Triarc Companies Inc.                                         2,144
26,285
  Tuesday Morning Corp.*                                        1,534
46,986
  Tupperware Corp.                                              3,154
65,351
  Unifirst Corp.                                                  472
13,348
  United Auto Group Inc.                                        1,000
29,590
  United Natural Foods Inc.*                                    2,388
74,267
  United Online Inc.*                                           3,200
36,896
  United Stationers Inc.*                                       2,038
94,156
  Universal Electronics Inc.*                                     704
12,390
  Universal Technical Institute*                                  738
28,133
  Usana Inc.*                                                     549
18,776
  Vail Resorts Inc.*                                            1,195
26,792
  Valassis Communication*                                       3,131
109,616
  ValueClick Inc.*                                              4,689
62,504
  Valuevision Media Inc.*                                         938
13,048
  Ventiv Health Inc.*                                             964
19,588
  Vertrue Inc.*                                                   307
11,595
  Volt Information Sciences Inc.*                                 413
12,138
  Warnaco Group Inc.*                                           2,767
59,767
  Waste Connections Inc.*                                       2,889
98,948
  Water Pik Technologies Inc.*                                    518
9,184
  Watson Wyatt & Co.Holdings                                    1,962
52,876
  Websidestory Inc.*                                              300
3,729
  Wesco International Inc.*                                       936
27,743
  West Marine Inc.*                                               701
17,350
  Weyco Group Inc.                                                142
6,289
  Wireless Facilities Inc.*                                     2,824
26,659
  WMS Industries Inc.*                                          1,194
40,047
  Wolverine World Wide Inc.                                     2,426
76,225
  World Fuel Services Corp.                                       586
29,183
  World Wrestling Entertainment                                   697
8,455
  Yankee Candle Co. Inc.*                                       2,986
99,075
  Young Broadcasting Inc.*                                        845
8,923
  Zale Corp.*                                                   3,210
95,883

----------------

11,851,036

----------------
CONSUMER STAPLES - 1.50%
  American Italian Pasta Co.                                      838
19,484
  Arden Group Inc.                                                 73
7,335
  Boston Beer Inc.*                                               411
8,742
  Cal-Maine Foods Inc.                                            783
9,466
  Casey's General Stores Inc.                                   3,041
55,194
  Chiquita Brands International Inc.                            2,467
54,422
  Coca-Cola Bottling Co.                                          207
11,811
  Dimon Inc.                                                    2,356
15,832
  Farmer Bros Co.                                                 351
$          8,508
  Flowers Foods Inc.                                            2,155
68,055
  Great Atlantic & Pacific Tea*                                   863
8,846
  Hain Celestial Group Inc.*                                    1,542
31,873
  Hansen Natural Corp.*                                           314
11,433
  Ingles Markets Inc.                                             533
6,604
  Interstate Bakeries Corp.                                     2,370
15,168
  J & J Snack Foods Corp.                                         316
15,493
  Sanfilippo (John B) & Son Inc.*                                 329
8,482
  Lance Inc.                                                    1,540
29,306
  Longs Drug Stores Corp.                                       1,828
50,398
  M & F Worldwide Corp.*                                          531
7,232
  Maui Land & Pineapple Co. Inc.*                                 168
6,594
  Nash Finch Co.                                                  642
24,242
  National Beverage Corp.*                                        376
3,128
  Natures Sunshine Prods Inc.                                     541
11,015
  Nutraceutical International*                                    411
6,334
  Omega Protein Corp.*                                            311
2,675
  Pathmark Stores Inc.*                                         1,570
9,122
  Peet's Coffee & Tea Inc.*                                       613
16,226
  Performance Food Group Co.*                                   2,771
74,568
  Provide Commerce Inc.*                                          228
8,470
  RalCorp.Holdings Inc.                                         1,756
73,629
  Ruddick Corp.                                                 1,975
42,838
  Sanderson Farms Inc.                                            538
23,285
  Schweitzer-Mauduit International Inc.                           784
26,617
  Seaboard Corp.                                                   18
17,964
  Sensient Technologies                                         2,833
67,964
  Smart & Final Inc.*                                             652
9,382
  Standard Commercial Corp.                                       527
10,255
  Star Scientific Inc.*                                         1,339
6,809
  Universal Corp.                                               1,523
72,860
  Vector Group Ltd.                                             1,256
20,887
  Weis Markets Inc.                                               586
22,602
  Wild Oats Markets Inc.*                                       1,584
13,955
  Winn-Dixie Stores Inc.                                        4,291
19,524

----------------

1,034,629

----------------
ENERGY - 4.88%
  Atlas America Inc.*                                             120
4,290
  Atwood Oceanics Inc.*                                           737
38,398
  Berry Petroleum Co.                                           1,125
53,663
  Brigham Exploration Co.*                                      1,159
10,431
  Cabot Oil & Gas Corp.                                         2,018
89,297
  Cal Dive International Inc.*                                  2,376
96,822
  Callon Petroleum Co.*                                           537
7,765
  Calpine Corp.                                                25,708
101,290
  Capstone Turbine Corp.*                                       4,347
7,955
  Carbo Ceramics Inc.                                             663
45,747
  Cheniere Energy Inc.*                                         1,086
69,178
  Cimarex Energy Co.*                                           2,551
96,683
  Williams Clayton Energy Inc.*                                   231
5,290
  Comstock Resources Inc.*                                      2,161
47,650
  Crosstex Energy Inc.                                            124
5,196
  Delta Petroleum Corp.*                                          829
12,999
  Denbury Resources Inc.*                                       3,405
93,467
  Dril-Quip Inc.*                                                 340
8,248
  Edge Petroleum Corp.*                                           676
9,856

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
ENERGY - 4.88% (CONTINUED)
  Encore Acquisition Co.*                                       1,480
$         51,667
  Energy Partners Ltd.*                                         1,481
30,020
  Forest Oil*                                                   3,088
97,951
  Frontier Oil Corp.                                            1,606
42,816
  Fuelcell Energy Inc.*                                         2,515
24,899
  Fx Energy Inc.*                                               1,396
16,305
  Giant Industries Inc.*                                          555
14,713
  Global Industries Ltd.*                                       4,992
41,384
  Global Power Equipment Group*                                 1,766
17,377
  Grey Wolf Inc.*                                              11,400
60,078
  Gulf Island Fabrication Inc.                                    418
9,125
  Hanover Compressor*                                           4,642
65,591
  Harvest Natural Resources Inc.*                               2,247
38,806
  Helmerich & Payne                                             3,092
105,252
  Holly Corp.                                                   1,262
35,172
  Hornbeck Offshore Services Inc*                                 317
6,118
  Houston Exploration Co.*                                        749
42,176
  Hydril Co.*                                                   1,002
45,601
  Input/Output Inc.*                                            3,882
34,317
  KCS Energy Inc.*                                              3,023
44,680
  Key Energy Services Inc.*                                     8,118
95,792
  KFX Inc.*                                                     2,733
39,683
  Lufkin Industries Inc.                                          353
14,088
  Magnum Hunter Resources Inc.*                                 5,364
69,196
  Matrix Service Co.*                                             895
7,214
  McMoRan Exploration Co.*                                        991
18,532
  Meridian Resource Corp.*                                      2,736
16,553
  Mission Resources Corp.*                                      2,119
12,375
  Newpark Resources Inc.*                                       5,117
26,353
  Oceaneering International Inc.*                               1,523
56,838
  Oil States International Inc.*                                1,807
34,857
  Parker Drilling Co.*                                          4,924
19,351
  Penn Virginia Corp.                                           1,132
45,925
  Petroleum Development Corp.*                                  1,028
39,650
  Plains Exploration & Production*                              4,771
124,046
  Plug Power Inc.*                                              2,529
15,452
  Quicksilver Resources Inc.*                                   1,832
67,381
  Range Resources Corp.                                         4,198
85,891
  Remington Oil & Gas Corp.*                                    1,328
36,188
  Resource America Inc.                                           776
25,220
  RPC Inc.                                                        498
12,510
  Seacor Holdings Inc.*                                           969
51,745
  Spinnaker Exploration Co.*                                    1,530
53,657
  St Mary Land & Exploration Co.                                1,741
72,669
  Stone Energy Corp.*                                           1,433
64,614
  Superior Energy Services Inc.*                                3,292
50,730
  Swift Energy Co.*                                             1,747
50,558
  Syntroleum Corp.*                                             1,466
11,772
  Tesoro Petroleum Corp.*                                       4,062
129,412
  Tetra Technologies Inc.*                                      1,375
38,913
  Todco*                                                          630
11,605
  Transmontaigne Inc.*                                          1,134
6,951
  Unit Corp.*                                                   2,330
89,029
  Universal Compression Holdings*                                 898
31,349
  Veritas Dgc Inc.*                                             2,076
46,523
  Vintage Petroleum Inc.                                        3,175
72,041
  W-H Energy Services Inc.*                                     1,517
33,920
  Whiting Petroleum Corp.*                                      1,638
49,550

----------------

3,356,406

----------------
FINANCIAL - 22.79%
  First Source Corp.                                              615
$         15,689
  21st Century Insurance Group                                  1,156
15,722
  Aames Investment Corp.                                        1,920
20,544
  ABC Bancorp                                                     510
10,710
  Acadia Realty Trust                                           1,280
20,864
  Accredited Home Lenders*                                        854
42,427
  Ace Cash Express Inc.*                                          471
13,970
  Advanta Corp.                                                 1,026
24,901
  Advent Software, Inc.*                                        1,423
29,143
  Affiliated Managers Group Inc.*                               1,482
100,391
  Affirmative Insurance Holdings                                  500
8,420
  Affordable Residential                                        1,290
18,512
  Alabama National Bancorp                                        784
50,568
  Alexander's Inc.*                                               100
21,500
  Alexandria Real Estate Equity                                 1,172
87,220
  Alfa Corp.                                                    1,964
29,823
  Amcore Financial Inc.                                         1,540
49,557
  American Campus Communities                                     640
14,394
  American Equity Investment Life Holding Co.                   1,060
11,416
  American Financial Realty Trust                               6,547
105,930
  American Home Mortgaga Investment Corp.                       2,093
71,685
  American Physicans Capital Inc*                                 444
15,993
  Americanwest Bancorp*                                           533
10,793
  Amerus Group Co.                                              2,394
108,448
  Amli Residential Pptys Tr                                     1,531
48,992
  Anchor Bancorp Wis Inc.                                       1,028
29,966
  Anthracite Capital Inc.                                       3,221
39,812
  Anworth Mortgage Asset Corp.                                  2,671
28,606
  Apollo Investment Corp.*                                      3,708
55,991
  Arbor Realty Trust Inc.                                         366
8,982
  Archipelago Holdings Llc*                                       560
11,749
  Ares Capital Corp.                                              580
11,269
  Argonaut Group Inc.*                                          1,402
29,624
  Arrow Financial Corp.                                           452
14,012
  Ashford Hospitality Trust                                     1,046
11,370
  Asset Acceptance Capital Corp.*                                 410
8,733
  Associated Banc-Corp.                                           445
14,778
  Asta Funding Inc.                                               485
13,017
  Atlantic Coast Federal Corp.*                                   300
4,131
  Baldwin & Lyons Inc.                                            418
11,198
  BancFirst Corp.                                                 167
13,190
  BancorpSouth Inc.                                             4,632
112,882
  Banctrust Financial Group Inc.                                  446
10,976
  Bank Mutual Corp.                                             4,735
57,625
  Bank Granite Corp.                                              707
14,776
  Bank Of The Ozarks Inc.                                         556
18,921
  BankAtlantic Bancorp Inc.                                     2,542
50,586
  BankUnited Financial Corp.*                                   1,629
52,047
  Banner Corp.                                                    528
16,468
  Bedford Property Investors Inc                                  756
21,478
  Berkshire Hills Bancorp Inc.                                    278
10,328
  Beverly Hills Bancorp Inc.                                      690
6,969
  BFC Financial Corporation*                                      361
4,567
  Bimini Mortgage Mgmt Inc.                                       820
13,169
  Biomed Realty Trust Inc.                                      1,890
41,977
  BISYS Group*                                                  7,306
120,184
  BKF Capital Group Inc.                                          320
12,128
  Boston Private Financial Holdings Inc.                        1,656
46,650

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
FINANCIAL - 22.79% (CONTINUED)
  Brandywine Realty Trust                                       2,877
$         84,555
  Bristol West Holdings Inc.                                      790
15,800
  Brookline Bancorp Inc.                                        3,532
57,642
  Bryn Mawr Bank Corp.                                            368
8,092
  Calamos Asset Management Inc.*                                1,210
32,670
  Camden Natl Corp.                                               404
15,922
  Capital Automotive REIT                                       1,985
70,517
  Capital City Bank Group Inc.                                    463
19,353
  Capital Corp Of The West                                        263
12,361
  Capital Crossing Bank*                                          220
6,752
  Capital Lease Funding Inc.                                    1,182
14,775
  Capital Southwest Corp.                                         143
11,228
  Capital Trust                                                   621
19,071
  Capital Bancorp Ltd.                                            531
18,702
  Capstead Mortgage Corp.                                         776
8,179
  Carramerica Realty Corp.                                      3,268
107,844
  Carreker-Antinori Inc.*                                       1,056
9,082
  Cascade Bancorp                                                 869
17,571
  Cash America International Inc                                1,750
52,028
  Cathay Bancorp Inc.                                           2,634
98,775
  CB Richard Ellis Group Inc.*                                  1,540
51,667
  CCC Information Services Group*                                 662
14,703
  Cedar Shopping Centers Inc.                                     859
12,284
  Center Financial Corp.                                          503
10,070
  Central Coast Bancorp*                                          468
10,806
  Central Pacific Financial Co.                                 1,701
61,525
  Centruy Bancorp Inc.                                            182
5,369
  Ceres Group Inc.*                                             1,575
8,127
  Charter Financial Corp.                                         207
9,081
  Chartermac                                                    2,662
65,059
  Chemical Financial Corp.                                      1,450
62,234
  Chittenden Corp.                                              2,792
80,214
  Circle Group Internet Inc.*                                   1,049
2,329
  Citizens Banking Corp.                                        2,613
89,757
  Citizens First Bancorp Inc.                                     445
10,760
  Citizens Inc.*                                                1,637
10,428
  City Bank Lynnwood                                              403
14,568
  City Holding Co.                                                873
31,638
  Clifton Savings Bancorp Inc.                                    718
8,724
  CNA Surety Corp.*                                               813
10,854
  Coastal Financial Corp.                                         669
12,818
  CoBiz Inc.                                                      673
13,662
  Cohen & Steers Inc.                                             400
6,500
  Collegiate Funding Services*                                    440
6,200
  Colonial Properties Trust                                       989
38,838
  Columbia Bancorp                                                303
10,360
  Columbia Banking Systems Inc.                                   953
23,815
  Commerce Group Inc.Mass                                       1,487
90,766
  Commercial Capital BanCorp.Inc                                2,167
50,231
  Commercial Federal Corp.                                      2,468
73,324
  Commercial Net Lease Realty                                   3,147
64,828
  Community Bank System Inc.                                    1,636
46,217
  Community Banks Inc.                                            558
15,713
  Community Trust Bancorp Inc.                                    622
20,112
  CompuCredit Corp.*                                            1,155
31,578
  Corillian Corp.*                                              1,694
8,334
  Cornerstone Realty Income Trust Inc                           3,029
30,229
  Corporate Office Properties Trust Inc.                        2,224
$         65,274
  Correctional Properties Trust                                   573
16,548
  Corus Bankshares Inc.                                           813
39,032
  Cousins Properties Inc.                                       2,186
66,170
  Crawford & Co.                                                  672
5,040
  Credit Acceptance Corp.*                                        557
14,176
  Crt Properties Inc.                                           1,642
39,178
  CVB Financial Corp.                                           2,224
59,069
  Cybersource Corp.*                                            1,427
10,203
  Danielson Holding Corp.*                                      2,383
20,136
  Delphi Finl Group Inc.                                        1,520
70,148
  Digital Insight Corp.*                                        1,832
33,709
  Digital Realty Trust Inc.                                     1,050
14,144
  Dime Community Bancshares                                     1,895
33,939
  Direct General Corp.                                            827
26,547
  Donegal Group Inc.                                              145
3,325
  Downey Financial Corp.                                        1,193
68,001
  East West Bancorp Inc.                                        3,012
126,384
  Eastgroup Propties Inc.                                       1,094
41,922
  Education Lending Group Inc.*                                   653
10,128
  eFunds Corp.*                                                 2,889
69,365
  Electro Rent Corp.*                                             941
13,390
  EMC Insurance Group Inc.                                        116
2,510
  Encore Capital Group Inc.*                                      633
15,053
  Enstar Group Inc.*                                              166
10,375
  Entertainment Properties Trust                                1,549
69,008
  Equity Inns Inc.                                              3,043
35,725
  Equity Lifestyle Properties                                     973
34,785
  Equity One Inc.                                               2,054
48,741
  eSpeed Inc.*                                                  1,258
15,561
  Essex Property Trust Inc.                                     1,385
116,063
  Eurobancshares Inc.*                                            420
8,820
  Euronet Worldwide Inc.*                                       1,175
30,574
  Extra Space Storage Inc.                                      1,070
14,263
  Factset Research Systems Inc.                                 1,253
73,225
  Farmers Capital Bank Corp.                                      316
13,019
  FBL Financial Group Inc.                                        650
18,558
  Farmer Mac                                                      440
10,252
  FelCor Lodging Trust Inc.*                                    2,986
43,745
  Fidelity Bankshares Inc.                                        688
29,419
  Financial Federal Corp.                                         901
35,319
  Financial Institutions Inc.                                     420
9,765
  First Bancorp (NorthCarolina)                                   582
15,813
  First Bancorp (Puerto Rico)                                   1,996
126,766
  First Busey Corp.                                               691
14,421
  First Cash Inc.*                                                613
16,373
  First Charter Corp.                                           1,794
46,949
  First Citizens Bancshares Inc.                                  317
46,995
  First Commonwealth Finl Corp.                                 4,252
65,438
  First Community Bancorp                                         679
28,993
  First Community Bancshares Inc                                  524
18,906
  Firstfed Financial Corp.*                                     1,046
54,256
  First Financial Bancorp                                       2,141
37,468
  First Financial Corp.                                           706
24,731
  First Financial Bankshares, Inc.                                714
31,994
  First Financial Holdings Inc.                                   657
21,510
  First Indiana Corp.                                             617
13,889

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
FINANCIAL - 22.79% (CONTINUED)
  First Industrial Realty Trust Inc                             2,493
$        101,540
  First Merchants Corp.                                           968
27,394
  First Midwest Bancorp Inc.                                    2,831
102,737
  First Niagara Financial Group                                 5,075
70,796
  First Oak Brook Bancshares Inc                                  350
11,344
  First Place Financial Corp.                                     619
13,859
  First Republic Bank                                             679
35,987
  First State Bancorp                                             399
14,667
  Flagstar Bancorp Inc.                                         1,932
43,663
  Flushing Financial Corp.                                        883
17,713
  First National Bankshares                                     3,567
85,251
  FNB Corp. (Pennsylvania)                                      3,027
61,630
  FNB Corp. (Virginia)                                            379
10,748
  Fpic Ins Group Inc.*                                            419
14,824
  Franklin Bank Corp.*                                            555
10,129
  Frontier Financial Corp.                                        846
32,664
  Gabelli Asset Management Inc.                                   344
16,691
  Gables Residential Trust                                      1,758
62,919
  GATX Corp.                                                    2,994
88,503
  GB&T Bancshares Inc.                                            515
12,422
  German American Bancorp                                         483
7,776
  Getty Rlty Corp.New                                             915
26,288
  Glacier Bancorp Inc.                                          1,509
51,366
  Gladstone Capital Corp.                                         452
10,712
  Glenborough Realty Trust Inc.                                 1,664
35,410
  Glimcher Realty Trust                                         2,154
59,687
  Global Signal Inc.                                              500
13,770
  GMH Communities Trust                                         1,500
21,150
  Gold Banc Corp. Inc.                                          2,423
35,424
  Government Properties Trust Inc.                              1,008
9,939
  Gramercy Capital Corp.                                          500
10,300
  Great American Financial                                        379
6,583
  Great Southern Bancorp Inc.                                     542
18,970
  Greater Bay Bancorp                                           3,142
87,599
  Greenhill & Co.                                                 262
7,519
  Hancock Hldg Co.                                              1,672
55,945
  Hanmi Financial Corp.                                           888
31,915
  Harbor Florida Bancshares Inc.                                1,266
43,816
  Harland (John H) Co.                                          1,701
61,406
  Harleysville Group                                              675
16,112
  Harleysville National Corp.                                   1,617
43,012
  Harris & Harris Group Inc.*                                     649
10,631
  Healthcare Realty Trust Inc.                                  2,868
116,728
  Healthextras Inc.*                                              867
14,132
  Heartland Financial Usa Inc.                                    480
9,653
  Heritage Property Investment                                  1,638
52,563
  Highland Hospitality Corp.                                    1,806
20,299
  Highwoods Properties                                          3,211
88,945
  Hilb Rogal & Hobbs Co.                                        1,878
68,059
  Home Properties Inc.                                          1,979
85,097
  Homebanc Corp.                                                1,870
18,102
  Homestore Inc.*                                               4,973
15,068
  Horace Mann Educators                                         2,591
49,436
  Horizon Financial Corp.                                         544
11,196
  Hudson River Bancorp Inc.                                     1,845
36,513
  Huron Consulting Group Inc.*                                    300
6,660
  Hypercom Corp.*                                               2,662
15,759
  IBERIABANK Corp.                                                327
$         21,700
  IMPAC Mortgage Holdings Inc.                                  4,523
102,536
  Independence Holding Co.                                        239
4,410
  Independent Bank Corp. (Massachusetts)                          767
25,886
  Independent Bank Corp. (Michigan)                             1,133
33,797
  Infinity Property & Casuality                                 1,249
43,965
  Innkeepers USA Trust                                          1,997
28,357
  Interactive Data Corp.*                                       2,220
48,263
  Interchange Financial Services Corp.                            576
14,930
  Integra Bank Corp.                                              799
18,465
  International Bancshares Corp.                                   34
1,339
  Intersections Inc.*                                             370
6,383
  Investment Technology Group*                                  2,619
52,380
  Investors Real Estate Trust*                                  2,478
25,994
  Ipayment Inc.*                                                  548
27,137
  Irwin Financial Corp.                                           914
25,948
  ITLA Capital Corp.*                                             279
16,402
  Jones Lang Lasalle Inc.*                                      1,925
72,014
  K-Fed Bancorp                                                   297
4,443
  Kansas City Life Insurance Co.                                  192
9,082
  Kilroy Realty Corp.                                           1,713
73,231
  Kite Realty Group Trust                                         900
13,752
  KNBT Bancorp Inc.                                             1,845
31,181
  Knight Trading Group Inc.*                                    7,059
77,296
  Kramont Realty Trust                                          1,446
33,836
  Kronos Inc.*                                                  1,832
93,670
  La Quinta Properties Inc.*                                   11,320
102,899
  Labranche & Co.*                                              3,112
27,884
  Lakeland Bancorp Inc.                                           687
12,057
  Lakeland Financial Corp.                                        304
12,069
  LandAmerica Financial Group                                     988
53,283
  LaSalle Hotel Properties                                      1,697
54,016
  Lexington Corp.Pptys Trust                                    2,904
65,572
  LTC Properties Inc.                                             770
15,331
  Luminent Mortgage Capital Inc.                                2,165
25,764
  Macatawa Bank Corp.                                             460
14,853
  MAF Bancorp Inc.                                              1,684
75,477
  Maguire Properties Inc.                                       2,033
55,826
  Main Street Banks Inc.                                          709
24,765
  Mainsource Financial Group                                      510
12,186
  Marketaxess Holdings Inc.*                                      260
4,423
  Marlin Business Services Inc.*                                  310
5,890
  MB Financial Inc.                                             1,161
48,936
  MBT Financial Corp.                                             754
17,546
  MCG Capital Corp.                                             2,010
34,431
  McGrath RentCorp                                                503
21,936
  Mercantile Bank Corp.                                           375
14,813
  Meristar Hospitality Corp.*                                   5,281
44,096
  Metris Companies Inc.*                                        1,945
24,799
  MFA Mortgage Investments Inc.                                 4,841
42,698
  Mid-America Apartment Communties Inc.                           930
38,335
  Midland Co.                                                     474
14,822
  Mid-State Bancshares                                          1,442
41,313
  Midwest Banc Holdings Inc.                                      563
12,313
  Mission West Properties                                         927
9,863
  Mortgageit Holdings Inc.                                        760
13,642
  NBT Bancorp Inc.                                              1,998
51,389

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
FINANCIAL - 22.79% (CONTINUED)
  Nara Bancorp                                                    960
$         20,419
  NASB Financial Inc.                                             161
6,434
  National Financial Partners                                   2,043
79,268
  Nationwide Health Properties Inc.                             4,032
95,760
  National Health Investors Inc.                                1,383
40,356
  National Penn Bancshares Inc.                                 2,117
58,641
  National Western Life Ins Co.*                                  114
18,994
  NBC Capital Corp.                                               361
9,592
  NCO Group Inc.*                                               1,622
41,929
  NDCHealth Corp.                                               2,171
40,359
  Nelnet Inc.*                                                    423
11,391
  Net Bank Inc.                                                 2,800
29,148
  New Century Financial Corp.                                   2,333
149,102
  Newcastle Investment Corp.                                    2,164
68,772
  NGP Capital Resources Co.*                                      840
12,911
  Northwest Bancorp Inc.                                        1,154
28,954
  Novastar Financial Inc.                                       1,595
78,953
  NYMAGIC INC                                                     172
4,352
  Oak Hill Financial Inc.                                         107
4,151
  OceanFirst Financial Corp.                                      488
12,029
  Ocwen Financial Corp.*                                        2,078
19,866
  Ohio Casualty*                                                3,693
85,715
  Old National Bancorp                                          3,996
103,337
  Old Second Bancorp Inc.                                         700
22,316
  Omega Financial Corp.                                           599
20,534
  Omega Healthcare Investors Inc                                2,830
33,394
  Oriental Financial Group Inc.                                   974
27,560
  Origen Financial Inc.                                           430
3,216
  Pacific Capital Bancorp                                       2,772
94,220
  Park National Corp.                                             850
115,175
  Parkway Properties Inc.                                         574
29,131
  Partners Trust Financial Group                                1,686
19,642
  Peapack Gladstone Financial Corp.                               381
12,021
  Pennsylvania Real Estate Investment                           1,880
80,464
  Penn America Corp.                                              501
7,565
  Pennfed Financial Services Inc                                  474
7,622
  Pennrock Financial Services Corp.                               400
15,564
  Peoples Bancorp Inc.                                            555
15,224
  Peoples Holding Co.                                             428
14,167
  PFF Bancorp Inc.                                                647
29,976
  Philadelphia Consolidated Holding Corp.*                      1,031
68,190
  Phoenix Companies Inc.                                        5,691
71,138
  Pico Holdings Inc.*                                             417
8,661
  Piper Jaffray Companies Inc.*                                 1,206
57,828
  Placer Sierra Bancshares                                        300
8,532
  PMA Capital Corp.*                                            1,411
14,604
  Portal Software Inc.*                                         1,684
4,463
  Portfolio Recovery Associates*                                  633
26,092
  Post Properties Inc.                                          2,407
84,004
  Prentiss Properties Trust                                     2,683
102,491
  Presidential Life Corp.                                       1,112
18,860
  PRG-Schultz International Inc.*                               2,142
10,774
  PrivateBancorp Inc.                                             857
27,621
  ProAssurance Corp.*                                           1,587
62,068
  Prosperity Bancshares Inc.                                    1,004
29,327
  Provident Financial Holdings                                    262
7,559
  Provident Bancorp Inc.                                        2,789
36,787
  Provident Bankshares Corp.                                    1,958
$         71,212
  Provident Financial Services                                  4,532
87,785
  PS Business Parks Inc.                                          822
37,072
  QC Holdings Inc.*                                               260
4,982
  R&G Financial Corp.                                           1,682
65,396
  Rait Investment Trust                                         1,553
43,437
  Ramco-Gershenson Properties Trust                               745
24,026
  Realty Income Corp.                                           2,409
121,847
  Redwood Trust Inc.                                            1,055
65,505
  Republic Bancorp Inc.                                         4,267
65,200
  Republic Bancorp Inc. (Kentucky)                                425
10,923
  Rewards Network Inc.*                                           834
5,838
  Riggs National Corp.                                            830
17,646
  RLI Corp.                                                     1,350
56,120
  Royal Bancshares Pa Inc.                                        228
6,174
  S & T Bancorp Inc.                                            1,447
54,537
  S Y Bancorp Inc.                                                617
14,870
  S1 Corp.*                                                     4,234
38,360
  Safety Insurance Group Inc.                                     524
16,323
  Sanders Morris Harris Group Inc.                                623
11,096
  Sandy Spring Bancorp Inc.                                       758
29,054
  Santander Bancorp                                               275
8,294
  Saul Centers Inc.                                               583
22,300
  Saxon Capital Inc.                                            2,990
71,730
  SCBT Financial Corp.                                            423
14,205
  Seacoast Banking Corp.Fl                                        604
13,439
  Security Bank Corp.                                             244
9,760
  Selective Insurance Group Inc.                                1,698
75,120
  Senior Housing Prop Trust                                     3,231
61,195
  Signature Bank*                                                 292
9,449
  Silicon Valley Bancshares*                                    2,135
95,691
  Simmons First National Corp.                                    766
22,176
  Smithtown Bancorp Inc.                                          272
8,636
  Sotheby's Holdings*                                           2,815
51,120
  Southern Community Financial                                    777
8,042
  Southside Bancshares Inc.                                       486
11,105
  Southwest BanCorp.Inc.Oklahoma                                  559
13,684
  Southwest BanCorp.Of Texas Inc                                4,194
97,678
  Sovran Self Storage Inc.                                        957
40,328
  State Auto Financial Corp.                                      703
18,173
  State Bancorp Inc.                                              422
11,605
  State Financial Services Corp.                                  300
9,030
  Sterling Bancorp                                                843
23,815
  Sterling Bancshares Inc.                                      2,737
39,057
  Sterling Financial Corp. (Pennsylvania)                       1,312
37,615
  Sterling Financial Corp. (Washington)*                        1,370
53,786
  Stewart Information Services Corp.                            1,049
43,691
  Stifel Finl Corp.*                                              377
7,898
  Strategic Hotel Capital Inc.                                  1,070
17,655
  Suffolk Bancorp                                                 569
19,818
  Summit Properties Inc.                                        1,687
54,929
  Sun Bancorp Inc.*                                               416
10,392
  Sun Communities Inc.                                            842
33,891
  Sunstone Hotel Investors Inc.                                 1,330
27,637
  Susquehanna Bancshares Inc.                                   2,815
70,234
  SWS Group Inc.                                                  788
17,273
  Tanger Factory Outlet Ctrs Inc                                1,420
37,573

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
FINANCIAL - 22.79% (CONTINUED)
  Taubman Centers Inc.                                          2,996
$         89,730
  Taylor Capital Group Inc.                                       203
6,801
  Texas Capital Bancshares Inc.*                                1,313
28,387
  Texas Regl Bancshares Inc.                                    2,503
81,798
  Bancorp Inc.*                                                   412
6,592
  First Of Long Island Corp.                                      178
8,980
  Navigators Group Inc.*                                          447
13,459
  Tierone Corp.                                                 1,015
25,223
  TNS Inc.*                                                       232
5,069
  Tompkins TrustCo. Inc.                                          378
20,219
  Tower Group Inc.                                                780
9,360
  Town & Country Trust                                            910
25,143
  Tradestation Group Inc.*                                        980
6,880
  Triad Guaranty Inc.*                                            487
29,454
  TriCo Bancshares                                                585
13,689
  TrustCo Bank Corp.                                            4,526
62,414
  Trustmark Corp.                                               2,837
88,146
  UICI                                                          2,331
79,021
  UMB Financial Corp.                                             788
44,648
  Umpqua Holdings Corp.                                         2,694
67,916
  Union Bankshares Corp.                                          399
15,334
  United Bankshares Inc.                                        2,286
87,211
  United Community Banks Inc.                                   1,735
46,724
  United Community Finl Corp.                                   1,410
15,792
  United Fire & Casualty Co.                                      752
25,350
  United Panam Financial Corp.*                                   241
4,593
  United Rentals*                                               2,612
49,367
  Universal American Financial*                                 1,381
21,364
  Universal Health Realty Trust                                   613
19,696
  Univest Corp.Of Pa                                              396
18,224
  Unizan Financial Corp.                                        1,306
34,413
  Urstadt Biddle Properties                                     1,098
18,721
  US Restaurant Properties Inc.                                 1,178
21,275
  USB Holding Co. Inc.                                            601
14,965
  USI Holdings Corp.*                                           1,841
21,300
  U-Store-It Trust                                              1,560
27,066
  Value Line Inc.                                                  71
2,786
  Vesta Insurance Group Inc.                                    1,884
6,933
  Virginia Commerce BanCorp.Inc.*                                 320
9,062
  Virginia Financial Group Inc.                                   374
13,711
  Washington Real Estate Investment Trust                       2,511
85,048
  Washington Trust BanCorp.Inc.                                   691
20,253
  Waypoint Financial Corp.                                      1,803
51,115
  Wesbanco Inc.                                                 1,141
36,478
  West Bancorp                                                    880
15,497
  West Coast Bancorp                                              785
19,947
  Westamerica Bancorp                                           1,938
113,005
  Western Sierra Bancorp*                                         334
12,811
  Westfield Financial Inc.                                        255
6,584
  Wilshire Bancorp Inc.*                                          736
12,173
  Winston Hotels Inc.                                           1,211
14,302
  Wintrust Financial Corp.                                      1,307
74,447
  World Acceptance Corp.*                                         841
23,136
  WSFS Financial Corp.                                            314
18,940
  Yardville National Bancorp                                      439
15,040
  Zenith National Insurance Corp                                  556
27,711
  Ziprealty Inc.*                                                 240
4,289

----------------

15,674,409

----------------
HEALTH CARE - 11.43%
  Abaxis Inc.*                                                    912
$         13,215
  Abegenix Inc.*                                                4,914
50,811
  Abiomed Inc.*                                                   796
12,290
  Able Laboratories Inc.*                                         889
20,225
  Accelrys Inc.*                                                1,272
9,922
  Adolor Corp.*                                                 2,027
20,108
  Advanced Medical Optics Inc.*                                 2,210
90,919
  Advanced Neuromod Sys Inc.*                                   1,049
41,394
  Advancis Pharmaceutical Corp.*                                  493
1,883
  Aksys Ltd.*                                                     420
2,335
  Albany Molecular Research Inc.*                               1,213
13,513
  Alexion Pharmaceuticals Inc.*                                 1,637
41,252
  Align Technology Inc.*                                        3,118
33,519
  Alkermes Inc.*                                                5,522
77,805
  Alliance Imaging Inc.*                                          656
7,380
  Allscripts Healthcare Solution*                               1,429
15,247
  Alpharma Inc.                                                 2,371
40,188
  Amedisys Inc.*                                                  769
24,908
  America Service Group Inc.*                                     555
14,857
  Amercan Healthways Inc.*                                      1,730
57,159
  American Medical Systems*                                     1,548
64,722
  Amerigroup Corp.*                                             1,502
113,641
  Amsurg Corp.*                                                 1,829
54,029
  Analogic Corp.                                                  598
26,784
  Animas Corp.*                                                   222
3,470
  Antigenics Inc.*                                              1,325
13,409
  Applera Corp-Celera Genomics*                                 4,420
60,775
  Apria Healthcare Group*                                       3,016
99,377
  Ariad Pharmaceuticals Inc.*                                   2,731
20,291
  Array Biopharma Inc.*                                         1,247
11,871
  Arrow International Inc.                                      1,180
36,568
  Arthrocare Corp.*                                             1,300
41,678
  Aspect Medical Systems Inc.*                                    641
15,679
  Atherogenics Inc.*                                            2,233
52,609
  Avant Immunotherapeutics Inc.*                                3,880
7,799
  Axonyx Inc.*                                                  2,676
16,591
  Barrier Therapeutics Inc.*                                      342
5,677
  Bentley Pharmaceuticals Inc.*                                   802
8,622
  Beverly Enterprises Inc.*                                     6,611
60,491
  Bio-Reference Labs Inc.*                                        402
6,995
  Biocryst Pharmaceuticals Inc.*                                  854
4,936
  Bioenvision Inc.*                                             1,013
9,076
  Biolase Technologies Inc.                                     1,123
12,207
  Biomarin Pharmaceutical Inc.*                                 3,362
21,483
  Bio-Rad Laboratries Inc.*                                     1,008
57,829
  Biosite Inc.*                                                   676
41,601
  Bone Care International Inc.*                                   817
22,753
  Bradley Pharmaceuticals Inc.*                                   706
13,696
  Bruker Biosciences Corp.*                                     1,117
4,502
  Cancervax Corp.*                                                863
9,364
  Candela Corp.*                                                1,004
11,405
  Caraco Pharm Labs Inc.*                                         474
4,527
  Cardiac Science Inc.*                                         3,587
7,676
  CardioDynamics International Corp.*                           1,880
9,720
  Cell Genesys Inc.*                                            2,333
18,897
  Cell Therapeutics Inc.*                                       3,740
30,444
  Centene Corp.*                                                2,466
69,911

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
HEALTH CARE - 11.43% (CONTINUED)
  Cepheid Inc.*                                                 2,178
$         21,649
  Cerner Corp.*                                                 1,705
90,655
  Chattem Inc.*                                                 1,044
34,556
  Ciphergen Biosystems Inc.*                                    1,209
5,199
  Closure Medical Corp.*                                          359
7,001
  Computer Programs & Systems                                     337
7,802
  Conceptus Inc.*                                               1,332
10,809
  Conmed Corp.*                                                 1,822
51,781
  Connetics Corp.*                                              1,881
45,689
  Corcept Therapeutics Inc.*                                      235
1,469
  Corgentech Inc.*                                                322
2,666
  Corixa Corp.*                                                 2,908
10,585
  Corvel Corp.*                                                   331
8,864
  Cti Molecular Imaging Inc.*                                   1,905
27,032
  Cubist Pharmaceuticals Inc.*                                  2,501
29,587
  Curagen Corp.*                                                2,249
16,103
  Curtis Inc.*                                                  2,164
11,296
  CV Therapeutics Inc.*                                         1,894
43,562
  Cyberonics Inc.*                                                905
18,752
  Cypress Bioscience Inc.*                                      1,534
21,568
  Cytogen Corp.*                                                  810
9,331
  Cytokinetics Inc.*                                              395
4,049
  Datascope Corp.                                                 609
24,171
  Decode Genetics Inc.*                                         2,508
19,587
  Dendreon Corp.*                                               3,507
37,805
  Depomed Inc.*                                                 1,101
5,945
  Diagnostic Products Corp.                                     1,382
76,079
  Digene Corp.*                                                   733
19,168
  Discovery Laboratories Inc.*                                  2,441
19,357
  Diversa Corp.*                                                1,234
10,785
  dj Orthopedics Inc.*                                            933
19,985
  Dov Pharmaceutical Inc.*                                        629
11,353
  Durect Corp.*                                                 1,585
5,199
  Dusa Pharmaceuticals Inc.*                                      782
11,183
  Dyax Corp.*                                                   1,367
9,870
  Dynavax Technologies Corp.*                                     325
2,600
  Eclipsys Corp.*                                               2,196
44,864
  Encore Medical Corp.*                                         1,606
10,905
  Encysive Pharmaceuticals Inc.*                                3,387
33,633
  Endocardial Solutions Inc.*                                   1,146
13,408
  Enzo Biochem Inc.*                                            1,563
30,432
  Enzon Pharmaceuticals Inc.*                                   2,630
36,084
  Epix Pharmaceuticals Inc.*                                    1,190
21,313
  eResearch Technology Inc.*                                    2,532
40,132
  Exactech Inc.*                                                  318
5,816
  Exelixis Inc.*                                                3,769
35,806
  E-Z-Em Inc.*                                                    344
5,022
  First Health Group*                                           5,503
102,961
  First Horizon Pharmaceutical*                                 1,631
37,334
  Foxhollow Technologies Inc.*                                    240
5,902
  Genaera Corp.*                                                2,738
9,364
  Genencor International Inc.*                                    390
6,396
  Genelabs Technologies Inc.*                                   4,597
5,516
  Genesis Healthcare Corp.*                                     1,206
42,246
  Genta Inc.*                                                   3,167
5,574
  Gentiva Health Services Inc.*                                 1,530
25,582
  Geron Corp.*                                                  2,355
18,769
  GTX Inc.*                                                       283
$          3,818
  Guilford Pharmaceuticals Inc.*                                1,773
8,776
  Haemonetics Corp.*                                            1,189
43,054
  Hanger Orthopedic Group Inc.*                                 1,118
9,056
  Healthcare Services Group Inc.                                  776
16,172
  Hollis-Eden Pharmaceuticals*                                    718
6,764
  Hologic Inc.*                                                 1,065
29,256
  Hooper Holmes Inc.                                            2,990
17,701
  Human Genome Sciences Inc.*                                   7,806
93,828
  ICU Medical Inc.*                                               551
15,064
  Idenix Pharmaceuticals Inc.*                                    300
5,145
  IDX Systems Corp.*                                            1,263
43,523
  I-Flow Corp.*                                                   947
17,264
  Illumina Inc.*                                                1,519
14,400
  Immucor Inc.*                                                 2,706
63,606
  Immunicon Corp.*                                                315
2,199
  Immunogen Inc.*                                               1,912
16,902
  Immunomedics Inc.*                                            2,173
6,606
  Impax Laboratories Inc.*                                      2,940
46,687
  Incyte Corp.*                                                 4,148
41,439
  Indevus Pharmaceuticals Inc.*                                 2,160
12,874
  Inkine Pharmaceutical Co. Inc.*                               2,542
13,803
  Inspire Pharmaceuticals Inc.*                                 2,449
41,070
  Integra Lifesciences Holdings*                                1,229
45,387
  Intermune Inc.*                                               1,499
19,877
  Intralase Corp.*                                                400
9,392
  Intuitive Surgical Inc.*                                      2,000
80,040
  Invacare Corp.                                                1,585
73,322
  Inverness Medical Innovations*                                  701
17,595
  ISIS Pharmaceuticals Inc.*                                    2,707
15,971
  Isolagen Inc.*                                                1,155
9,090
  Ista Pharmaceuticals Inc.*                                      385
3,896
  Ivax Diagnostics Inc.*                                          351
1,527
  Kensey Nash Corp.*                                              497
17,161
  Keryx Biopharmaceuticals Inc.*                                1,130
13,074
  Kindred Healthcare Inc.*                                      1,596
47,800
  Kos Pharmeceuticals Inc.*                                       623
23,450
  Kosan Biosciences Inc.*                                       1,103
7,644
  KV Pharmaceutical Co.*                                        2,175
47,959
  Kyphon Inc.*                                                  1,415
36,450
  Labone Inc.*                                                    890
28,516
  Landauer Inc.                                                   465
21,251
  Lannett Co. Inc.*                                               361
3,556
  Laserscope*                                                     944
33,899
  Lca-Vision Inc.                                                 806
18,841
  Lexicon Genetics Inc.*                                        3,928
30,462
  Lifecell Corp.*                                               1,484
15,166
  Lifepoint Hospitals*                                          2,306
80,295
  Ligand Pharmaceutical Inc.*                                   4,458
51,891
  Luminex Corp.*                                                1,401
12,441
  Magellan Health Services Inc.*                                1,646
56,227
  Mannkind Corp.*                                                 630
9,923
  Marshall Edwards Inc.*                                          375
3,354
  Matria Healthcare Inc.*                                         538
21,020
  Maxim Pharmaceuticals Inc.*                                   1,479
4,467
  Maxygen Inc.*                                                 1,176
15,041
  Medarex Inc.*                                                 4,871
52,509

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
HEALTH CARE - 11.43% (CONTINUED)
  Medcath Corp.*                                                  315
$          7,762
  Medical Action Industries Inc.*                                 426
8,392
  Medicines Co.*                                                2,881
82,973
  Mentor Corp.                                                  2,686
90,626
  Merit Medical Systems Inc.*                                   1,224
18,703
  Micro Therapeutics Inc.*                                        612
2,295
  Microtek Medical Holdings Inc.*                               2,243
9,107
  Microvision Inc.*                                               973
6,811
  Molecular Devices Corp.*                                        658
13,226
  Molina Healthcare Inc.*                                         541
25,092
  Momenta Pharmaceuticals Inc.*                                   320
2,259
  Myogen Inc.*                                                    729
5,883
  Myriad Genetics Inc.*                                         1,828
41,148
  Nabi Biopharmaceuticals*                                      3,496
51,216
  Nanogen Inc.*                                                 1,777
13,079
  National Healthcare Corp.                                       351
12,390
  Neighborcare Inc.*                                            2,262
69,489
  Neopharm Inc.*                                                  899
11,246
  Neose Technologies Inc.*                                      1,079
7,251
  Neurogen Corp.*                                               1,305
12,215
  Nitromed Inc.*                                                  514
13,698
  Northfield Laboratories Inc.*                                   993
22,392
  Noven Pharmaceuticals Inc.*                                   1,221
20,830
  NPS Pharmaceuticals Inc.*                                     2,274
41,569
  Nuvasive Inc.*                                                  339
3,475
  Nuvelo Inc.*                                                  1,479
14,568
  OCA Inc.*                                                     2,206
14,008
  Ocular Sciences Inc.*                                         1,236
60,576
  Odyssey Healthcare Inc.*                                      2,182
29,850
  Omnicell Inc.*                                                1,136
12,496
  Onyx Pharmaceuticals Inc.*                                    2,100
68,019
  Option Care Inc.                                                691
11,878
  Orasure Technologies Inc.*                                    2,073
13,931
  Orthologic Corp.*                                             1,803
11,269
  Orthovita Inc.*                                               2,119
8,879
  Oscient Pharmaceutical Corp.*                                 3,170
11,571
  Owens & Minor Inc.                                            2,401
67,636
  Pain Therapeutics Inc.*                                       1,346
9,705
  Palatin Technologies Inc.*                                    2,751
7,318
  Palomar Medical Technologies*                                   627
16,346
  Par Pharmaceutical Cos.*                                      2,088
86,401
  Parexel International Corp.*                                  1,613
32,744
  Pediatrix Medical Group Inc.*                                 1,279
81,920
  Penwest Pharmaceuticals Co.*                                    867
10,369
  Peregrine Pharmaceuticals Inc.*                               6,566
7,682
  Perrigo Co.                                                   3,806
65,730
  Per-Se Technologies Inc.*                                     1,184
18,743
  Pharmacyclics Inc.*                                           1,024
10,721
  Pharmion Corp.*                                                 942
39,762
  Pharmos Corp.*                                                4,593
6,522
  Phase Forward Inc.*                                             290
2,369
  Polymedica Corp.                                              1,592
59,366
  Possis Medical Inc.*                                            838
11,296
  Pozen Inc.*                                                   1,252
9,102
  PRA International*                                              430
10,655
  Praecis Pharmaceuticals Inc.*                                 2,733
5,193
  Priority Healthcare Corp.*                                    1,734
37,749
  Progenics Pharmaceuticals Inc.*                                 614
$         10,536
  Province Healthcare Co.*                                      2,967
66,312
  Proxymed Inc.*                                                  313
3,074
  PSS World Medical Inc.*                                       4,141
51,825
  Psychiatric Solutions Inc.*                                     518
18,938
  Quality Systems Inc.*                                           176
10,525
  Quidel Corp.*                                                 1,650
8,382
  Radiation Therapy Services Inc*                                 290
4,930
  Regeneration Technologies Inc.*                               1,212
12,702
  Regeneron Pharmaceuticals Inc.*                               1,982
18,254
  Rehabcare Group Inc.*                                           846
23,680
  Renovis Inc.*                                                   311
4,472
  Res-Care Inc.*                                                  910
13,850
  Rigel Pharmaceuticals Inc.*                                     522
12,747
  Salix Pharmaceuticals Ltd.*                                   2,229
39,208
  Santarus Inc.*                                                  362
3,280
  Sciclone Pharmaceuticals Inc.*                                2,328
8,614
  Seattle Genetics Inc.*                                        1,630
10,644
  Select Medical Corp.                                          5,506
96,906
  Serologicals Corp.*                                           1,814
40,126
  SFBC International Inc.*                                        651
25,715
  Sierra Health Services Inc.*                                  1,401
77,209
  Sola International Inc.*                                      1,919
52,849
  Sonosite Inc.*                                                  769
26,108
  Sonic Innovations Inc.*                                         962
4,012
  Specialty Laboratories Inc.*                                    417
4,604
  Stereotaxis Inc.*                                               290
2,851
  Steris Corp.*                                                 4,376
103,799
  Sunrise Assisted Living Inc.*                                   848
39,313
  Supergen Inc.*                                                2,313
16,307
  Surmodics Inc.*                                                 741
24,090
  Sybron Dental Specialties Inc.*                               2,363
83,603
  Symbion Inc.*                                                   432
9,539
  Tanox Inc.*                                                   1,239
18,833
  Techne Corp.*                                                 2,476
96,316
  Telik Inc.*                                                   2,652
50,759
  Tercica Inc.*                                                   297
2,973
  Thermogenesis Corp.*                                          2,330
14,772
  Third Wave Technologies*                                      1,466
12,608
  Thoratec Corp.*                                               2,636
27,467
  Transkaryotic Therapies Inc.*                                 1,790
45,448
  Trimeris Inc.*                                                  815
11,549
  Tripath Imaging Inc.*                                         1,436
12,881
  United Surgical Partners International*                       1,678
69,973
  United Therapeutics Corp.*                                      987
44,563
  Urologix Inc.*                                                  734
4,749
  Valeant Pharmaceuticals International                         4,875
128,456
  Ventana Medical Systems Inc.*                                   714
45,689
  Vertex Pharmaceuticals*                                       4,815
50,895
  Viasys Healthcare Inc.*                                       1,878
35,682
  Vicuron Pharmaceuticals Inc.*                                 3,077
53,571
  Vion Pharmaceuticals Inc.*                                    2,891
13,559
  Vistacare Inc.*                                                 470
7,816
  Visx Inc.*                                                    3,014
77,972
  Vital Signs Inc.                                                293
11,404
  Vnus Medical Technologies*                                      280
3,786
  Wellcare Group Inc.*                                            470
15,275

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
HEALTH CARE - 11.43% (CONTINUED)
  West Pharmaceutical Services Inc.                             1,848
$         46,255
  Wilson Greatbatch Tech Inc.*                                  1,316
29,505
  Wright Medical Group Inc.*                                    1,617
46,085
  Young Innovations Inc.                                          245
8,264
  Zila Inc.*                                                    2,368
10,135
  Zoll Medical Corp.*                                             480
16,512
  Zymogenetics Inc.*                                            1,013
23,299

----------------

7,861,243

----------------
INDUSTRIAL - 0.43%
  GenCorp. Inc.                                                 2,747
51,012
  Kaman Corp.                                                   1,103
13,953
  Lancaster Colony                                              1,622
69,535
  Raven Industries Inc.                                           808
17,218
  Sequa Corp.*                                                    326
19,935
  Trinity Industries                                            2,225
75,828
  Walter Industries Inc.                                        1,441
48,605

----------------

296,086

----------------
MATERIALS - 9.86%
  AAON Inc.*                                                      455
7,312
  Aceto Corp.                                                     833
15,860
  Acuity Brands Inc.                                            2,544
80,899
  Airgas Inc.                                                   3,652
96,815
  AK Steel Holding Corp.*                                       6,457
93,433
  Albany International Corp.                                    1,599
56,221
  Albemarle Corp.                                               1,943
75,214
  Aleris International Inc.*                                      712
12,047
  Alico Inc.*                                                     187
10,943
  Allegheny Technologies Inc*                                   5,865
127,095
  AMCOL International Corp.                                     1,295
26,017
  American Vanguard Corp.Com                                      261
9,600
  Ameron International Corp.                                      429
16,259
  Anchor Glass Container Corp.                                    514
3,454
  Apogee Enterprises Inc.                                       1,434
19,230
  Aptargroup Inc.                                               2,239
118,174
  Arch Chemicals Inc.                                           1,385
39,860
  Armor Holdings Inc.*                                          1,771
83,272
  Avatar Holdings Inc.*                                           240
11,544
  Barnes Group Inc.                                               780
20,678
  Beacon Roofing Supply Inc.*                                     710
14,101
  Bluegreen Corp.*                                                849
16,836
  Brady Corp.                                                   1,130
70,704
  Brookfield Homes Corp.                                          779
26,408
  Brush Engineered Materials*                                     876
16,206
  Buckeye Technologies Inc.*                                    1,534
19,957
  Building Material Hldg Corp.                                    700
26,803
  Cabot Micro-Electronics*                                      1,476
59,114
  Calgon Carbon Corp.                                           1,770
16,072
  Cambrex Corp.                                                 1,574
42,655
  Caraustar Inds Inc.*                                          1,755
29,519
  Carpenter Technology Corp.                                    1,451
84,825
  Century Alumimum Co.*                                         1,138
29,884
  Ceradyne Inc.*                                                  833
47,656
  Chesapeake Corp.                                              1,179
32,022
  Circor International Inc.                                       801
18,551
  CLARCOR Inc.                                                  1,565
85,715
  Cleveland-Cliffs Inc.                                           559
58,058
  Coeur D'Alene Mines Corp.*                                   14,032
55,146
  Comfort Systems Usa*                                          2,008
$         15,421
  Commercial Metals Co.                                         1,776
89,795
  Compass Minerals International Inc.                             788
19,093
  Compx International Inc.                                        177
2,926
  Consolidated-Tomoka Land Co.                                    294
12,642
  Corn Products International Inc.                              2,184
116,975
  Crompton Corporation                                          6,943
81,927
  Crown Holdings Inc.*                                          9,625
132,248
  Cytec Industries                                              2,341
120,374
  Delta & Pine Land Co.                                         2,274
62,035
  Deltic Timber Corp.                                             517
21,947
  DHB Industries Inc.*                                          1,386
26,389
  Drew Industries Inc.*                                           373
13,491
  Dycom Industries*                                             2,953
90,126
  Eagle Materials Inc.                                          1,083
93,517
  ElkCorp                                                       1,229
42,056
  EMCOR Group Inc.*                                               790
35,692
  Encore Wire Corp.*                                              828
11,037
  Energy Conversion Devices Inc.*                               1,222
23,609
  Enersys Inc.*                                                   660
10,065
  Ennis Business Forms Inc.                                       856
16,478
  Exide Technologies*                                           1,221
16,825
  Ferro Corp.                                                   2,528
58,624
  First Acceptance Corporation*                                 1,068
9,569
  FMC Corp.*                                                    2,219
107,178
  H.B. Fuller Co.                                               1,738
49,550
  Georgia Gulf Corp.                                            1,738
86,552
  Gibraltar Industries Inc.                                     1,447
34,178
  Glatfelter                                                    1,497
22,874
  Gold Kist Holdings Inc.*                                        710
9,670
  GrafTech International Ltd.*                                  5,869
55,521
  Granite Construction                                          2,038
54,211
  Graphic Packaging Corp.*                                      4,022
28,958
  Great Lakes Chemical                                          3,090
88,034
  Greif Inc.                                                      680
38,080
  Griffon Corp.*                                                1,485
40,095
  Hecla Mining Co.*                                             7,007
40,851
  Hercules, Inc.                                                6,713
99,688
  Hexcel Corp.*                                                 1,090
15,805
  Infrasource Services Inc.*                                      450
5,850
  Insituform Technologies Inc.*                                 1,625
36,839
  Integrated Electrical Services Inc*                           1,717
8,310
  Interface Inc.*                                               2,681
26,730
  Jacuzzi Brands Inc.*                                          4,626
40,246
  Kaydon Corp.                                                  1,723
56,893
  Kronos Worlwide Inc.                                            162
6,606
  Layne Christensen Co.*                                          515
9,347
  Lennox International Inc.                                     2,663
54,192
  LNR Property Corp.                                              894
56,242
  Lone Star Technologies Inc.*                                  1,802
60,295
  Longview Fibre                                                3,058
55,472
  LSI Industries Inc.                                           1,031
11,805
  MacDermid Inc.                                                1,620
58,482
  Maverick Tube Corp.*                                          2,631
79,719
  Medis Technologies Ltd.*                                        679
12,460
  Metal Management Inc.                                           920
24,720
  Metals Usa Inc.*                                              1,054
19,552

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
MATERIALS - 9.86% (CONTINUED)
  MGP Ingredients Inc.                                            412
$          3,560
  Minerals Technologies                                         1,123
74,904
  Mobile Mini Inc.*                                               750
24,780
  Mueller Industries Inc.                                       2,117
68,167
  Myers Industries Inc.                                         1,273
16,294
  NL Industries Inc.*                                             412
9,105
  NCI Bldg Systems Inc.*                                        1,017
38,138
  Newmarket Corp.*                                                717
14,268
  NN Inc.                                                         873
11,532
  NS Group Inc.*                                                1,177
32,721
  Nuco2 Inc.*                                                     329
7,301
  Octel Corp.                                                     650
13,527
  Olin Corp.                                                    4,208
92,660
  OM Group Inc.*                                                1,701
55,146
  Omnova Solutions Inc.*                                        2,099
11,796
  Oregon Steel Mills Inc.*                                      2,046
41,513
  Penn Engineering & Manufacturing Corp.                          561
10,154
  Perini Corp.*                                                   336
5,608
  PolyOne Corp.*                                                5,553
50,310
  Pope & Talbot Inc.                                              823
14,082
  Potlatch Corp.                                                1,779
89,982
  Quaker Chemical Corp.                                           430
10,681
  Quanex Corp.                                                    958
65,690
  Quanta Services*                                              4,332
34,656
  Reading International Inc.*                                     753
6,295
  Reliance Steel & Aluminum Co.                                 1,722
67,089
  Rock-Tenn Co.                                                 1,526
23,134
  Rogers Corp.*                                                   865
37,282
  Royal Gold Inc.                                                 857
15,632
  RTI International Metals Inc.*                                1,307
26,846
  Ryerson Tull Inc.                                             1,228
19,341
  Schnitzer Steel Industries Inc.                               1,024
34,744
  Schulman A Inc.                                               1,815
38,859
  Shaw Group Inc.*                                              3,812
68,044
  Silgan Hldgs Inc.                                               572
34,869
  Simpson Mfg Inc.                                              2,258
78,804
  Spartech Corp.                                                1,500
40,635
  Standard Register Co.                                           612
8,641
  Steel Dynamics                                                2,244
85,003
  Steel Technologies Inc.                                         524
14,415
  Stepan Co.                                                      276
6,723
  Stillwater Mining Co.*                                        2,379
26,788
  Sunterra Corp.*                                                 969
13,605
  Symyx Technologies Inc.*                                      1,709
51,407
  Tarragon Corp.*                                                 349
6,230
  Tejon Ranch Co.*                                                396
16,157
  Terra Industries Inc.*                                        2,038
18,097
  Texas Industries Inc.                                         1,296
80,844
  Mosaic Co.(The)*                                              6,899
112,592
  Titanium Metals Corp.*                                          340
8,208
  Trammell Crow Co.*                                            1,968
35,640
  Tredegar Industries Inc.                                      1,697
34,296
  Trex Company Inc.*                                              537
28,160
  U S Concrete Inc.*                                            1,104
8,468
  UAP Holding Corp.*                                            1,650
28,496
  Ultralife Batteries Inc.*                                       733
14,257
  Universal Forest Products Inc.                                  823
35,719
  URS Corp.*                                                    1,918
$         61,568
  USEC Inc.                                                     5,169
50,088
  USG Corp.*                                                    1,923
77,439
  Valence Technology Inc.*                                      2,831
8,804
  Valhi Inc.                                                      530
8,529
  Valmont Industries Inc.                                         751
18,858
  WD-40 Co.                                                       891
25,313
  W.R. Grace & Co.*                                             3,997
54,399
  Washington Group International Inc.*                          1,517
62,576
  Watsco. Inc.                                                  1,343
47,300
  Wausau-Mosinee Paper Corp.                                    2,765
49,383
  WCI Communities Inc.*                                         2,087
61,358
  Wellman Inc.                                                  1,665
17,799
  Westlake Chemical Corp.                                         590
19,706
  Wheeling-Pittsburgh Corp.*                                      463
17,844
  York International                                            2,479
85,625

----------------

6,780,509

----------------
TECHNOLOGY - 12.07%
  @Road Inc.*                                                   1,783
12,321
  Actel Corp.*                                                  1,344
23,574
  Activcard Corp.*                                              2,204
19,616
  Actuate Software Corp.*                                       2,701
6,888
  Adaptec Inc.*                                                 6,647
50,451
  Advanced Digital Information*                                 3,901
39,088
  Aeroflex Inc.*                                                4,036
48,916
  Agile Software Corp.*                                         2,724
22,255
  Agilysys Inc.                                                 1,750
29,995
  Airspan Networks Inc.*                                        1,607
8,726
  Alliance Semiconductor Corp.*                                 1,065
3,941
  Altiris Inc.*                                                 1,085
38,442
  Amis Holdings Inc.*                                           1,940
32,049
  Anaren Inc.*                                                  1,080
13,997
  Anixter International Inc.*                                   1,808
65,070
  Ansoft Corp.*                                                   374
7,555
  Ansys Inc.*                                                   1,824
58,477
  Anteon International Corp.*                                   1,648
68,985
  Answerthink Inc.*                                             2,349
10,946
  Ariba Inc.*                                                   3,622
60,125
  Arm Holdings Plc                                              5,301
32,706
  Ascential Software Corp.*                                     3,577
58,341
  Asiainfo Holdings Inc.*                                       1,843
10,984
  Aspect Communications Corp.*                                  2,473
27,549
  Aspen Technology Inc.*                                        2,156
13,389
  Atheros Communications*                                         485
4,971
  Authentidate Holding Corp.*                                   1,510
9,347
  Avanex Corp.*                                                 4,160
13,770
  BEI Technologies Inc.                                           579
17,880
  Bel Fuse Inc.                                                   535
18,078
  Benchmark Electronics Inc.*                                   2,524
86,068
  Bioveris Corp.*                                               1,072
7,836
  Black Box Corp.                                                 843
40,481
  Blackbaud Inc.*                                                 430
6,295
  Blackboard Inc.*                                                330
4,887
  Blue Coat Systems Inc.*                                         468
8,709
  Borland Software Corp.*                                       4,817
56,263
  Broadwing Corp.*                                              2,922
26,619

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
TECHNOLOGY - 12.07% (CONTINUED)
  Brocade Communications Systems*                              15,997
$        122,217
  Caci International Inc.*                                      1,772
120,726
  California Micro Devices Corp.*                               1,101
7,806
  Callwave Inc.*                                                  210
3,242
  Captaris Inc.*                                                1,677
8,653
  Carrier Access Corp.*                                         1,045
11,161
  Catapult Communications Corp.*                                  292
7,055
  Checkpoint Systems Inc.*                                      2,322
41,912
  Cherokee International Corp.*                                   371
3,565
  Chordiant Software Inc.*                                      3,743
8,534
  Ciber Inc.*                                                   3,073
29,624
  Cirrus Logic Inc.*                                            5,076
27,969
  Clarus Corporation*                                             691
6,219
  Coherent Inc.*                                                1,866
56,801
  Commscope, Inc.*                                              3,322
62,786
  Comtech Telecommunications*                                     902
33,924
  Concord Communications Inc.*                                    955
10,581
  Concur Technologies Inc.*                                     1,366
12,171
  Covansys Corporation*                                         1,048
16,034
  CRAY Inc.*                                                    4,475
20,854
  CSG Systems International*                                    3,107
58,101
  Cubic Corp.                                                     816
20,539
  Cyberguard Corp.*                                               726
4,574
  Cyberoptics Corp.*                                              387
5,755
  Daktronics Inc.*                                                752
18,717
  Dendrite International Inc.*                                  2,165
42,001
  Digi International Inc.*                                      1,120
19,253
  Digimarc Corp.*                                                 807
7,521
  Digital River Inc.*                                           1,864
77,561
  Digitas Inc.*                                                 4,193
40,043
  Diodes Inc.*                                                    373
8,441
  Ditech Communications Corp.*                                  1,845
27,583
  Dot Hill Systems Corp.*                                       2,265
17,758
  DRS Technologies Inc.*                                        1,456
62,186
  DSP Group Inc.*                                               1,773
39,591
  E Piphany Inc.*                                               3,967
19,161
  Eagle Broadband Inc.*                                        10,002
6,601
  Echelon Corp.*                                                1,461
12,331
  Ecollege.Com Inc.*                                              830
9,429
  EDO Corp.                                                       818
25,972
  Electronics For Imaging Inc.*                                 3,218
56,025
  Embarcadero Technologies Inc.*                                1,108
10,426
  EMS Technologies Inc.*                                          579
9,623
  Emulex Corp.*                                                 4,812
81,034
  Enterasys Networks Inc.*                                     10,971
19,748
  Entrust Inc.*                                                 3,320
12,583
  Epicor Software Corp.*                                        2,579
36,338
  EPIQ System Inc.*                                               712
10,424
  Equinix Inc.*                                                   507
21,669
  Ess Technology Inc.*                                          1,750
12,443
  Exar Corp.*                                                   2,496
35,418
  Excel Technology Inc.*                                          626
16,276
  Extreme Networks Inc.*                                        6,599
43,223
  F5 Networks Inc.*                                             2,060
100,363
  Falconstor Software Inc.*                                     1,378
13,187
  FileNet Corp.*                                                2,504
64,503
  Finisar Corp.*                                                8,637
19,692
  Formfactor Inc.*                                              1,658
$         44,998
  Gartner, Inc.*                                                3,778
47,074
  Gateway Inc.                                                 13,490
81,075
  Genesis Microchip Inc.*                                       1,966
31,889
  Harmonic Inc.*                                                4,260
35,528
  Herley Industries Inc.*                                         596
12,123
  Hutchinson Technology Inc.*                                   1,582
54,690
  Hyperion Solutions Corp.*                                     2,347
109,417
  Indentix InCorp.*                                             5,367
39,608
  iGATE Corp.*                                                  1,088
4,406
  Ii-Vi Inc.*                                                     586
24,899
  Imation Corp.                                                 2,142
68,180
  Infocrossing Inc.*                                              819
13,866
  InFocus Corp.*                                                2,067
18,934
  Infonet Services Corp.*                                       3,263
6,591
  Informatica Corp.*                                            5,118
41,558
  Innovative Solutions & Support*                                 364
12,143
  Inphonic Inc.*                                                  390
10,717
  Integrated Device Technology*                                 6,275
72,539
  Integrated Silicon Solution*                                  1,863
15,277
  Inter-Tel Inc.                                                1,254
34,335
  Intergraph Corp.*                                             1,907
51,356
  Intermagnetics General Corp.*                                 1,698
43,146
  Internet Capital Group Inc.*                                  1,988
17,892
  Internet Security Systems Inc.*                               2,313
53,777
  Intervideo Inc.*                                                447
5,914
  Intervoice Inc.*                                              2,166
28,916
  Interwoven Inc.*                                              2,431
26,449
  Iomega Corp.*                                                 2,691
14,908
  Ixia*                                                         1,380
23,198
  Ixys Corp.*                                                     981
10,124
  j2 Global Communications Inc.*                                  983
33,914
  JDA Software Group Inc.*                                      1,343
18,292
  Jupitermedia Corp.*                                             816
19,404
  Kanbay International Inc.*                                      370
11,581
  Keane Inc.*                                                   3,087
45,379
  Kemet Corp.*                                                  5,184
46,397
  Keynote Systems Inc.*                                           803
11,178
  Kintera Inc.*                                                   311
2,802
  Komag Inc.*                                                   1,616
30,348
  Kopin Corp.*                                                  3,659
14,160
  KVH Industries Inc.*                                            753
7,379
  Lasercard Corp.*                                                509
5,339
  Lattice Semconductor*                                         6,878
39,205
  Lawson Software Inc.*                                         2,903
19,944
  Leadis Technology Inc.*                                         300
3,195
  Lecroy Corp.*                                                   407
9,499
  Lexar Media Inc.*                                             4,327
33,924
  Lionbridge Technologies Inc.*                                 2,433
16,350
  Macrovision Corporation*                                      2,955
76,003
  Magma Design Automation*                                      1,286
16,152
  Manhattan Associates Inc.*                                    1,816
43,366
  Mantech International Corp.*                                    879
20,867
  Manugistics Group Inc.*                                       2,866
8,225
  MAPICS Inc.*                                                  1,242
13,103
  Mapinfo Corp.*                                                1,055
12,639
  MatrixOne Inc.*                                               2,540
16,637

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
TECHNOLOGY - 12.07% (CONTINUED)
  Maxwell Technologies Inc.*                                      572
$          5,800
  McData Corp.*                                                 7,045
41,988
  Mentor Graphics*                                              4,538
69,386
  Mercury Computer Systems Inc.*                                1,268
37,634
  Merge Technologies Inc.*                                        573
12,749
  Merix Corp.*                                                    940
10,829
  Methode Electronics Inc.                                      2,173
27,923
  Micrel Inc.*                                                  4,153
45,766
  Micros Systems Inc.*                                            941
73,454
  Micromuse Inc.*                                               4,688
26,018
  Microsemi Corp.*                                              3,625
62,930
  Microstrategy Inc.*                                             626
37,717
  Microtune Inc.*                                               2,600
15,886
  Mindspeed Technologies Inc.*                                  5,195
14,442
  Mips Technologies Inc.*                                       2,139
21,069
  Mobility Electronics Inc.*                                    1,290
11,068
  Monolithic Power Systems*                                       290
2,697
  Monolithic System Technology*                                 1,219
7,594
  Motive Inc.*                                                    280
3,186
  MRO Software Inc.*                                            1,021
13,293
  MRV Communications Inc.*                                      5,515
20,240
  MSC.Software Corp.*                                           1,429
14,962
  Multi-Fineline Electronix Inc.*                                 320
5,837
  Ness Technologies Inc.*                                         700
10,430
  Net2Phone Inc.*                                               1,863
6,334
  Netgear Inc.*                                                 1,130
20,555
  NetIQ Corp.*                                                  3,419
41,746
  NetScout Systems Inc.*                                        1,239
8,648
  Network Equipment Technologies*                               1,252
12,295
  Newport Corporation*                                          2,505
35,321
  NMS Communications Corp.*                                     2,428
15,321
  Novatel Wireless Inc.*                                          963
18,663
  Omnivision Technologies Inc.*                                 3,295
60,463
  ON Semiconductor Corp.*                                       7,184
32,615
  Open Solutions Inc.*                                            621
16,121
  Openwave Systems Inc.*                                        3,837
59,320
  Oplink Communications Inc.*                                   5,583
10,999
  OPNET Technologies Inc.*                                        615
5,178
  Opsware Inc.*                                                 2,679
19,664
  Optical Communication Products*                                 959
2,398
  OSI Systems Inc.*                                               687
15,602
  Overland Storage Inc.*                                          714
11,917
  Packeteer Inc.*                                               2,004
28,958
  Palmone Inc.*                                                 2,513
79,285
  PalmSource Inc.*                                                764
9,733
  Paradyne Networks Inc.*                                       2,056
7,381
  Parametric Technology                                        16,000
94,240
  Park Electrochemical Corp.                                      903
19,577
  PC-Tel Inc.*                                                  1,093
8,667
  PDF Solutions Inc.*                                             762
12,276
  PEC Solutions Inc.*                                             603
8,545
  Pegasystem Inc.*                                                590
5,033
  Pericom Semiconductor Corp.*                                  1,157
10,911
  Perot Systems Corp.*                                          4,491
71,991
  Pinnacle Systems Inc.*                                        3,593
21,917
  Pixelworks Inc.*                                              2,445
27,726
  Planar Systems Inc.*                                            764
8,580
  Plexus Corp*                                                  2,608
$         33,930
  PLX Technology Inc.*                                          1,032
10,733
  Portalplayer Inc.*                                              330
8,144
  Power Integrations Inc.*                                      1,640
32,439
  Progress Software Corp.*                                      1,933
45,136
  QAD Inc.                                                        669
5,967
  Quantum Corporation*                                         11,080
29,030
  Quest Software Inc.*                                          2,987
47,643
  Radisys Corp.*                                                  979
19,139
  Realnetworks Inc.*                                            6,685
44,255
  Redback Networks Inc.*                                        1,630
8,737
  Remec Inc.*                                                   3,633
26,194
  Retek Inc.*                                                   2,913
17,915
  RF Micro Devices, Inc.*                                      11,184
76,499
  Rightnow Technologies Inc.*                                     340
5,491
  RSA Security Inc.*                                            4,235
84,954
  Safeguard Scientifics Inc.*                                   6,252
13,254
  Safenet Inc.*                                                 1,431
52,575
  Salesforce.Com Inc.*                                            580
9,825
  Sapient Corp.*                                                4,733
37,438
  SBS Technologies Inc.*                                          797
11,126
  ScanSoft Inc.*                                                4,215
17,661
  ScanSource Inc.*                                                655
40,715
  SeaChange Inernational Inc.*                                  1,277
22,271
  Secure Computing Corp.*                                       1,858
18,543
  SeeBeyond Technology Corp.*                                   2,590
9,272
  SERENA Software Inc.*                                         1,501
32,482
  SI International Inc.*                                          262
8,059
  Sigmatel Inc.*                                                1,484
52,727
  Silicon Graphics Inc.*                                       15,773
27,287
  Silicon Image Inc.*                                           4,486
73,840
  Silicon Storage Technology Inc.*                              4,890
29,095
  Siliconix Inc.*                                                 306
11,166
  SimpleTech Inc.*                                              1,053
4,844
  Sipex Corp.*                                                  1,033
4,834
  Sirf Technology Holdings Inc.*                                  572
7,276
  Skyworks Solutions Inc.*                                      9,087
85,690
  SonicWALL Inc.*                                               3,105
19,624
  SPSS Inc.*                                                      739
11,558
  SRA International Inc.*                                         680
43,656
  SS&C Technologies Inc.                                          709
14,641
  Staktek Holdings Inc.*                                          534
2,478
  Standard Microsystems Corp.*                                    961
17,135
  Stellent Inc.*                                                1,060
9,349
  Stratasys Inc.*                                                 479
16,075
  Stratex Networks Inc.*                                        4,396
9,935
  Suntron Corp.*                                                  127
399
  Supertex Inc.*                                                  466
10,112
  Supportsoft Inc.*                                             1,895
12,621
  Sycamore Networks Inc.*                                      10,356
42,045
  Sykes Enterprises Inc.*                                       1,306
9,077
  Synaptics Inc.*                                               1,349
41,252
  Synnex Corp.*                                                   342
8,229
  Syntel Inc.                                                     383
6,718
  Sypris Solutions Inc.                                           353
5,404
  TALX Corp.                                                      712
18,362
  Tekelec*                                                      3,051
62,362

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
TECHNOLOGY - 12.07% (CONTINUED)
  Terremark Worldwide Inc.*                                    15,677
$         10,033
  Tessera Technologies Inc.*                                    1,548
57,601
  Tier Technologies Inc.*                                         866
8,011
  Tippingpoint Technologies Inc.*                                 171
7,986
  Titan Corp.*                                                  5,092
82,490
  Transaction Systems*                                          2,282
45,298
  Transmeta Corp.*                                              7,778
12,678
  Trident Microsystems Inc.*                                      979
16,369
  Trimble Navigation Ltd.*                                      3,056
100,970
  Tripath Technology Inc.*                                      1,786
2,233
  Triquint Semiconductor*                                       8,288
36,882
  TriZetto Group Inc.*                                          1,637
15,552
  TTM Technologies Inc.*                                        2,498
29,476
  Tumbleweed Communications Corp*                               2,490
8,317
  Tyler Technologies Inc.*                                      1,917
16,026
  Ulticom Inc.*                                                   540
8,656
  Ultimate Software Group Inc.*                                   798
10,119
  Universal Display Corp.*                                      1,086
9,774
  Unova Inc.*                                                   2,904
73,442
  Varian Inc.*                                                  2,081
85,341
  Verint Systems Inc.*                                            610
22,161
  Verity Inc.*                                                  1,555
20,402
  Versata Inc.*                                                     2
6
  Verso Technologies Inc.*                                      6,941
4,998
  ViaSat Inc.*                                                  1,278
31,017
  Vignette Corp.*                                              15,079
20,960
  Vitesse Semiconductor Corp.*                                 13,036
46,017
  Volterra Semiconductor Corp.*                                   240
5,317
  WatchGuard Technologies Inc.*                                 1,748
7,744
  WebEx Communications Inc.*                                    1,813
43,113
  WebMethods Inc.*                                              2,416
17,419
  Websense Inc.*                                                1,378
69,892
  Westell Technoligies Inc.*                                    2,570
17,476
  Wind River Systems*                                           4,298
58,238
  Witness Systems Inc.*                                         1,072
18,717
  WJ Communications Inc.*                                       1,653
5,686
  Xybernaut Corp.*                                              9,237
11,362
  Zhone Technologies Inc.*                                      2,362
6,118
  Zix Corp.*                                                    1,089
5,608
  Zoran Corp.*                                                  2,531
29,309

----------------

8,301,236

----------------
UTILITIES - 4.16%
  Airgate Pcs Inc.*                                               617
21,965
  Alamosa Holdings Inc.*                                        4,561
56,876
  Alaska Comm Systems Holdings Inc.                               513
4,427
  American States Water Co.                                       796
20,696
  Aquila, Inc.*                                                13,406
49,468
  Atmos Energy Corp.                                            4,652
127,232
  Avitsa Corp.                                                  2,967
52,427
  Black Hills                                                   1,953
59,918
  Boston Communication Group Inc*                                 957
8,843
  California Water Service Group                                1,039
39,118
  Cascade Natural Gas Corp.                                       586
12,423
  Centennial Communications Corp*                                 619
4,909
  Central Vermont Public Service Corp.                            632
14,700
  CH Energy Group Inc.                                            823
39,545
  Cincinnati Bell Inc.*                                        14,757
61,242
  Cleco Corp.                                                   2,903
$         58,815
  CMS Energy                                                   11,781
123,111
  Commonwealth Tel Enterprises*                                 1,296
64,359
  Connecticut Water Service Inc.                                  417
11,046
  CT Communications Inc.                                          986
12,128
  D&E Communications Inc.                                         679
8,182
  Dobson Communications Corp.*                                  5,749
9,888
  Duquesne Light Holdings, Inc.                                 4,609
86,880
  El Paso Electric Co.*                                         2,865
54,263
  Empire District Electric Company                              1,545
35,041
  Energen Corp.                                                 2,268
133,699
  Energysouth Inc.                                                354
9,926
  General Communication Inc.*                                   2,712
29,940
  Golden Telecom Inc.                                             739
19,524
  IDACORP Inc. Holding Co.                                      2,304
70,433
  Intrado Inc.*                                                   902
10,914
  Iowa Telecommunications                                       1,000
21,570
  ITC Deltacom Inc.*                                              655
1,120
  Laclede Group Inc.                                            1,262
39,311
  Mediacom Communications Corp.*                                3,444
21,525
  MGE Energy Inc.                                               1,192
42,948
  Middlesex Water Co.                                             553
10,474
  New Jersey Resources Corp.                                    1,679
72,768
  Nicor Inc.*                                                   2,691
99,406
  North Pittsburgh Systems Inc.                                   784
19,388
  Northwest Natural Gas Co.                                     1,656
55,873
  Ormat Technologies Inc.*                                        380
6,186
  Otter Tail Corp.                                              1,551
39,597
  People's Energy                                               2,301
101,129
  Piedmont Natural Gas Co. Inc.                                 4,656
108,205
  PNM Resources, Inc.                                           3,665
92,688
  Price Communications Corp.*                                   2,444
45,433
  Primus Telecommunications Group*                              3,866
12,294
  PTEK Hldgs Inc.                                               3,808
40,784
  Shenandoah Telecom Co.                                          343
10,273
  Sierra Pacific*                                               7,024
73,752
  SJW Corp.                                                       337
12,267
  South Jersey Industries Inc.                                    717
37,686
  Southern Union Co.*                                           4,000
95,920
  Southwest Gas Corp.                                           2,111
53,619
  Southwest Water Co.                                             905
12,174
  Southwestern Energy Co.*                                      2,284
115,776
  SureWest Communications                                         761
21,574
  Talk America Holdings Inc.*                                   1,394
9,228
  Time Warner Telecom Inc.*                                     2,592
11,301
  Triton Pcs Holdings Inc.*                                     1,993
6,816
  Ubiquitel Inc.*                                               4,334
30,858
  UIL Hldgs Corp.                                                 651
33,396
  Unisource Energy Corp.                                        2,053
49,498
  USA Mobility Inc.*                                            1,423
50,246
  WGL Holdings, Inc.                                            2,931
90,392

----------------

2,857,413

----------------
    Total Common Stocks
       (cost $56,239,900)
66,266,156

----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                            PRINCIPAL
VALUE
                                                     ------------------
-----------------
CORPORATE BONDS - 0.02%
MATERIALS - 0.02%
    Mueller Industries Inc.
     (6.000% due 11/01/14)                           $         15,000
$         14,700

----------------
    Total Corporate Bonds
       (cost $15,000)
14,700

----------------

                                                               SHARES
VALUE
                                                     ------------------
-----------------
UNIT INVESTMENT TRUST(2) - 0.75%
  iShares Russell 2000 Index Fund*                              3,955
$        512,173

----------------
    Total Unit Investment Trust
       (cost $287,123)
512,173

----------------

                                                            PRINCIPAL
VALUE
                                                     ------------------
-----------------
SHORT-TERM INVESTMENTS(2) - 0.72%
U.S. TREASURY BILL - 0.72%
  (2.240% due 03/17/05)                              $        500,000
$        497,878

----------------
    Total Short-Term Investments
       (cost $497,745)
497,878

----------------
TOTAL INVESTMENTS - 97.85%
   (cost $57,039,768)(1)
67,290,907

----------------
OTHER ASSETS AND LIABILITIES(2) - 2.15%
1,479,407

----------------
TOTAL NET ASSETS - 100.00%
$     68,770,314

================

*   Non-income producing

(1) For federal income tax purposes, cost is $57,297,087 and gross unrealized appreciation and depreciation of securities as of December 31, 2004 was
    $13,621,551 and ($3,627,731), respectively, with a net appreciation
/
    depreciation of $9,993,820.

(2) Securities and other assets with an aggregate value of $1,634,875 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2004:


UNREALIZED

APPRECIATION/
TYPE                                                        CONTRACTS
(DEPRECIATION)
-----------------------------------------------------------------------
-----------------
Russell 2000 Index (03/05)                                          5
$         21,750

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO                      FINANCIAL
STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
   Investments in securities, at value                         $
67,290,907
   Receivables:
      Shares sold
122,793
      Securities sold
4,536,286
      Interest and dividends
86,285
   Variation margin
1,125
   Prepaid expenses and other
12,701
                                                               --------
--------

72,050,097
                                                               --------
--------
LIABILITIES
   Payables:
      Investment securities purchased
21,951
      Shares redeemed
19,629
      Bank overdraft
3,163,556
      Advisory fees
20,651
      Administration expenses
5,701
      Directors' fees
3,012
      Custodian fees
6,802
      Fund accounting fees
9,544
      Professional fees
17,238
      Royalty fees
5,141
      Other accrued expenses
6,558
                                                               --------
--------

3,279,783
                                                               --------
--------
NET ASSETS*
   Paid-in capital
57,788,926
   Accumulated undistributed net
      investment income
309,409
   Accumulated net realized gain / (loss)
      on investments and futures contracts
399,090
   Net unrealized appreciation / (depreciation)
      on investments and futures contracts
10,272,889
                                                               --------
--------
                                                               $
68,770,314

================
 Shares authorized ($.10 par value)
20,000,000

 Shares outstanding
1,075,916

 Net asset value, offering and redemption
   price per share                                             $
63.92

 Investments at cost                                           $
57,039,768

* FEDERAL TAX DATA AS OF DECEMBER 31, 2004

   Undistributed ordinary income                               $
684,003
   Undistributed long-term gains                               $
303,283
   Unrealized appreciation                                     $
9,993,820

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
   Interest                                                    $
59,332
   Dividends
645,526
   Foreign dividend taxes withheld
(14)
   Other income
7,888
                                                               --------
--------

712,732
                                                               --------
--------
EXPENSES
   Advisory fees
185,763
   Administration expenses
53,075
   Custodian fees and expenses
41,110
   Fund accounting fees
57,037
   Professional fees
23,170
   Directors' fees
9,941
   Transfer agent fees
10,669
   Royalty fee
7,364
   Other expenses
14,904
                                                               --------
--------

403,033
   Reimbursements and waivers
(8,798)
                                                               --------
--------

394,235
                                                               --------
--------
NET INVESTMENT INCOME / (LOSS)
318,497
                                                               --------
--------

REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options
1,238,358
   Net realized gain / (loss) on
      futures contracts
448,347
                                                               --------
--------

1,686,705
                                                               --------
--------
   Net change in unrealized appreciation /
      (depreciation) on investments and
      futures contracts
6,889,992
                                                               --------
--------

NET REALIZED AND UNREALIZED
   GAIN / (LOSS)
8,576,697
                                                               --------
--------

NET INCREASE / (DECREASE)
   IN NET ASSETS FROM OPERATIONS                               $
8,895,194

================

TRANSACTIONS WITH AFFILIATES:

          PERCENT OF CURRENT
           NET ASSET VALUE
----------------------------------------
   ADVISORY   ADMINISTRATION   EXPENSE
      FEE           FEE        LIMIT(1)   WAIVER   REIMBURSEMENT
----------------------------------------------------------------
      0.35%         0.10%       0.40%      $ --       $ 8,798

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated
    percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,


2004                2003
                                                               --------
----------------------------
OPERATIONS
   Net investment income / (loss)                              $
318,497    $         98,386
   Net realized gain / (loss) on investments and futures
1,686,705            (215,741)
   Net change in unrealized appreciation / (depreciation)
      on investments and futures contracts
6,889,992           6,714,656
                                                               --------
--------    ----------------

8,895,194           6,597,301
                                                               --------
--------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS*
   Net investment income
(105,479)           (103,286)
                                                               --------
--------    ----------------

(105,479)           (103,286)
                                                               --------
--------    ----------------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold
42,380,445          13,037,142
   Reinvestment of distributions
105,479             103,286
   Payments for shares redeemed
(8,299,247)         (7,703,184)
                                                               --------
--------    ----------------

34,186,677           5,437,244
                                                               --------
--------    ----------------
NET INCREASE / (DECREASE) IN NET ASSETS
42,976,392          11,931,259
NET ASSETS
   Beginning of period
25,793,922          13,862,663
                                                               --------
--------    ----------------
   End of period                                               $
68,770,314    $     25,793,922

================    ================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                $
309,409    $         96,391

================    ================


FUND SHARE TRANSACTIONS
   Sold
747,513             279,445
   Reinvestment of distributions
1,826               2,947
   Redeemed
(147,549)           (177,778)
                                                               --------
--------    ----------------
      Net increase / (decrease) from fund share transactions
601,790             104,614

================    ================
TOTAL COST OF PURCHASES OF:
   Common Stocks                                               $
47,154,645    $     10,708,607
   Corporate Bonds
18,679                  --
                                                               --------
--------    ----------------
                                                               $
47,173,324    $     10,708,607

================    ================
TOTAL PROCEEDS FROM SALES OF:
   Common Stocks                                               $
13,128,769    $      3,567,071
   Corporate Bonds
3,679                  --
                                                               --------
--------    ----------------
                                                               $
13,132,448    $      3,567,071

================    ================
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                             $
105,479    $        103,286
                                                               --------
--------    ----------------
                                                               $
105,479    $        103,286

================    ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
                                              EAFE INTERNATIONAL INDEX
PORTFOLIO

OBJECTIVE - Seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital
International ("MSCI") EAFE Index (the "Index"). The Index emphasizes the stock of companies in major markets in Europe, Australasia, and the Far East.

STRATEGY - The Summit Pinnacle EAFE International Index Portfolio (the "Portfolio") will invest primarily in common stocks of the companies that compose the Index.

MANAGERS' COMMENTS:

For the year ended December 31, 2004, the Portfolio's total return was
18.02%
(after waivers and reimbursements, but before the impact of any product or contract-level fees). This compares to a 20.25% total return for the Index. The difference of 2.23% is referred to as "tracking error." One component of the difference is attributed to the Portfolio's operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the
Portfolio; brokers' commissions or other trading costs; and holding a sample of the security positions in the Index or holding them in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Portfolio's objectives and strategies call for it to seek investment results that correspond to the pre-expense total return of the Index.

                                   FUND DATA

           Manager:   Subadvised by World Asset
                      Management, L.L.C.
                      A division of Munder Capital Management
           Inception Date:                         November 12, 2002
           Total Net Assets:                       $50.94 Million
           Number of Holdings:                     598
           Median Cap Size:                        $3.80 Billion
           Average Price-to-book Ratio:            2.21x
           Dividend Yield:                         2.41%

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit EAFE International Index Portfolio - Total Return

     1-YEAR    SINCE INCEPTION
     18.02%          22.93%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included.
Absent limitation of expenses during certain of the periods shown, performance would have been lower.

                   SUMMIT EAFE INTERNATIONAL INDEX PORTFOLIO
MSCI EAFE INTERNATIONAL INDEX
Nov-2002                             $ 10,000
$ 10,000
Nov-2002                             $ 10,400
$ 10,454
Dec-2002                             $  9,918
$ 10,103
Jan-2003                             $  9,478
$  9,681
Feb-2003                             $  9,261
$  9,460
Mar-2003                             $  9,034
$  9,274
Apr-2003                             $  9,880
$ 10,183
May-2003                             $ 10,471
$ 10,800
Jun-2003                             $ 10,655
$ 11,062
Jul-2003                             $ 10,806
$ 11,329
Aug-2003                             $ 10,988
$ 11,602
Sep-2003                             $ 11,287
$ 11,960
Oct-2003                             $ 11,962
$ 12,705
Nov-2003                             $ 12,232
$ 12,987
Dec-2003                             $ 13,170
$ 14,001
Jan-2004                             $ 13,321
$ 14,199
Feb-2004                             $ 13,597
$ 14,527
Mar-2004                             $ 13,629
$ 14,608
Apr-2004                             $ 13,330
$ 14,278
May-2004                             $ 13,359
$ 14,326
Jun-2004                             $ 13,645
$ 14,640
Jul-2004                             $ 13,196
$ 14,164
Aug-2004                             $ 13,223
$ 14,227
Sep-2004                             $ 13,549
$ 14,598
Oct-2004                             $ 14,009
$ 15,096
Nov-2004                             $ 14,940
$ 16,127
Dec-2004                             $ 15,544
$ 16,835

                             TOP 10 EQUITY HOLDINGS

                                             (% OF NET ASSETS)
                                             -----------------
           BP Amoco Plc                            2.30%
           HSBC Holdings Plc                       1.96%
           Vodafone Group Plc                      1.95%
           GlaxoSmithKline Plc                     1.47%
           Total FinaElf SA                        1.33%
           Royal Dutch Petroleum Company           1.29%
           Toyota Motor Corporation                1.25%
           Novartis                                1.25%
           Royal Bank of Scotland Group Plc        1.14%
           Nestle SA                               1.11%

[CHART]

                               SECTOR ALLOCATIONS

Australia                5.3%
France                   9.0%
Germany                  6.9%
Italy                    4.5%
Japan                   21.1%
Netherlands              5.2%
Sweden                   2.0%
United Kingdom          25.4%
Switzerland              6.7%
Spain                    4.1%
Short-Term & Other       9.8%

The EAFE International Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied to Summit Mutual Funds,
Inc. or any member to the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE Index to track general stock market performance.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL HIGHLIGHTS                          EAFE INTERNATIONAL INDEX
PORTFOLIO


PERIOD FROM

NOVEMBER 12, 2002(1)

YEAR ENDED DECEMBER 31,        TO DECEMBER 31,

------------------------------------------------

2004           2003               2002

------------------------------------------------
Net asset value, beginning of period
$  64.41       $  49.59     $              50.00

--------       --------     --------------------
Investment Activities:
   Net investment income / (loss)
1.00(4)        1.34                     0.19
   Net realized and unrealized gains / (losses)
10.42          14.49                    (0.60)

--------       --------     --------------------
Total from Investment Activities
11.42          15.83                    (0.41)

--------       --------     --------------------

DISTRIBUTIONS:
Net investment income
(0.69)         (0.19)                      --
Net realized gains
(0.80)         (0.82)                      --

--------       --------     --------------------
Total Distributions
(1.49)         (1.01)                      --

--------       --------     --------------------
Net asset value, end of period
$  74.34       $  64.41     $              49.59

========       ========     ====================
Total return
18.02%         32.79%                   -0.82%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)
0.95%          0.65%                    0.65%(3)
Ratio of expenses to average net assets - gross
1.69%          2.46%                    1.99%(3)
Ratio of net investment income / (loss) to average net assets
1.70%          2.14%                    2.24%(3)
Portfolio turnover rate
55.49%         75.27%                  449.05%(3)
Net assets, end of period (000's)
$ 50,938       $ 16,565     $             22,234

(1) COMMENCEMENT OF OPERATIONS.

(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

(3) ANNUALIZED.

(4) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
EAFE INTERNATIONAL INDEX PORTFOLIO                       SCHEDULE OF
INVESTMENTS

DECEMBER 31, 2004

                                                               SHARES
VALUE
                                                     ------------------
-----------------
COMMON STOCKS - 98.03%
AUSTRALIA - 5.27%
  Alumina Ltd                                                   8,720
$         40,604
  Amcor Limited                                                 5,277
30,404
  AMP Ltd                                                      10,569
60,149
  Australia & New Zealand Bank Group                            8,981
144,958
  Australian Gas Light                                          3,798
40,788
  Australian Stock Exchange*                                    1,579
25,251
  BHP Billiton Ltd                                             19,473
234,163
  BHP Steel Ltd                                                 4,544
29,387
  Brambles Industries Limited                                   7,246
39,477
  Coca-Cola Amatil Ltd                                          4,788
30,518
  Coles Myer Limited                                            6,507
50,294
  CSL Limited                                                   1,530
35,081
  Commonwealth Bank of Australia                                6,370
160,290
  Commonwealth Property Office*                                40,485
39,670
  DB Rreef Trust*                                              55,835
57,775
  Fairfax-John Holdings Ltd                                     8,427
30,057
  Foster's Brewing Group Limited                               11,929
54,143
  Gandel Retail Trust*                                         27,897
34,990
  Harvey Norman Holdings Ltd*                                  10,318
25,478
  ING Industrial Fund*                                         43,469
73,603
  Insurance Australia Group Ltd                                 9,052
45,626
  James Hardie Inds*                                            5,719
30,037
  Lend Lease Corporation Limited                                2,921
30,339
  Lion Nathan Ltd*                                              4,475
30,168
  Macquarie Bank Limited                                        1,375
50,121
  Macquarie Infrastructure Group                               16,879
44,987
  National Australia Bank                                       7,982
180,329
  Newcrest Mining Limited                                       2,194
30,012
  Orica Limited                                                 1,887
30,132
  Origin Energy Limited                                         7,480
40,400
  Patrick Corporation Ltd*                                      5,850
30,175
  Perpetual Trustees Australia*                                   817
40,284
  Qantas Airways Ltd*                                           8,548
24,860
  QBE Insurance Group Ltd                                       3,849
46,314
  Rinker Group Ltd                                              4,772
39,839
  Rio Tinto Limited                                             1,926
59,063
  Santos Limited                                                6,791
45,143
  Sonic Healthcare Ltd*                                         2,641
25,216
  Suncorp Metway Limited                                        2,556
34,823
  TABCORP Holdings Limited                                      2,950
39,983
  Telstra Corporation Limited                                  10,411
40,071
  Toll Holdings Ltd*                                            3,020
30,279
  Transurban Group*                                             5,719
30,037
  Ushio Inc.*                                                   1,353
25,285
  Wesfarmers Limited                                            2,065
64,426
  Westfield Trust                                               6,570
84,618
  Westpac Banking Corp                                          7,242
110,645
  WMC Limited                                                   7,095
40,156
  Woodside Petroleum Limited                                    3,521
55,478
  Woolworths Limited                                            5,959
70,116

----------------

2,686,042

----------------
AUSTRIA - 0.37%
  Boehler*                                                        318
$         40,190
  Erste Bank*                                                     745
39,797
  OMV AG                                                          130
39,173
  Telekom Austria AG                                            1,829
34,681
  Wienerberger Baustoffindustr*                                   721
34,448

----------------

188,289

----------------
BELGIUM - 1.37%
  Belgacom SA*                                                  2,105
90,987
  Cofinimmo*                                                      272
44,514
  Colruyt NV*                                                     187
30,400
  Delhaize-Le Lion                                                520
39,546
  Dexia                                                         3,645
83,830
  Electrabel                                                      121
53,946
  Fortis Group                                                  5,870
162,369
  Groupe Bruxelles Lambert                                        427
34,766
  KBC Bancassurance Holding                                       581
44,619
  Solvay SA                                                       358
39,416
  UCB S.A                                                         677
34,416
  Umicore*                                                        422
39,722

----------------

698,531

----------------
DENMARK - 0.73%
  AP Moller                                                         7
57,816
  Danisco A/S                                                     490
29,906
  Danske Bank A/S                                               2,106
64,555
  ISS A/S                                                         713
39,803
  Novo-Nordisk A/S                                              1,634
89,276
  Novozymes A/S                                                   581
29,514
  TDC A/S                                                       1,399
59,244

----------------

370,114

----------------
FINLAND - 1.32%
  Fortum Oyj                                                    2,145
39,710
  Kone Oyj                                                        379
29,410
  Nokia Oyj                                                    25,790
407,340
  Sampo Oyj                                                     2,512
34,691
  Stora Enso Oyj                                                3,881
59,452
  Tietoenator Oyj                                                 938
29,834
  UMP-Kymmene Oyj                                               3,361
74,740

----------------

675,177

----------------
FRANCE - 9.02%
  Accor SA                                                      1,236
54,114
  Alcatel SA                                                    6,715
104,508
  Arcelor                                                       2,763
63,733
  Axa                                                           7,372
182,171
  BNP Paribas                                                   4,130
299,210
  Bouygues                                                      1,174
54,256
  Cap Gemini SA*                                                  928
29,718
  Carrefour Supermarche                                         3,198
152,315
  Compagnie De Saint-Gobain                                     1,705
102,713
  Credit Agricole SA                                            3,425
103,351
  Essilor International                                           654
51,248
  Euronext                                                        968
29,565
  Finmeccanica SPA                                             49,012
44,435

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
FRANCE - 9.02% (CONTINUED)
  France Telecom                                                8,022
$        265,619
  Groupe Danone                                                 1,340
123,764
  Lafarge SA                                                      966
93,226
  Lagardere S.C.A                                                 750
54,132
  L'Air liquide                                                   559
103,336
  L'OREAL                                                       1,694
128,598
  LVMH Moet Hennessy Louis Vuitton                              1,352
103,555
  Michelin (C.G.D.E.)                                             844
54,137
  Pernod-Ricard                                                   354
54,228
  Peugeot SA                                                      933
59,224
  Pinault-Printemps-Redoute                                       445
44,548
  Pirelli & Co*                                                18,438
24,861
  Publicis Groupe                                               1,063
34,460
  Renault SA                                                    1,061
88,765
  Sanofi-Aventis                                                5,224
417,522
  Schneider Electric SA                                         1,426
99,240
  Societe Generale                                              1,751
177,194
  Sodexho Alliance SA                                             826
24,992
  STMicroelectronics N.V                                        3,566
69,556
  Suez Lyonnaise des Eaux                                       4,494
119,848
  Technip SA                                                      188
34,753
  Television Francaise                                            906
29,494
  The Thales Company                                              618
29,669
  Thomson Mulitmedia*                                           1,508
39,868
  Total FinaElf SA                                              3,110
679,322
  Unibal Holding                                                  281
44,230
  Valeo SA                                                        585
24,491
  Vinci                                                           443
59,492
  Vivendi Environment                                           1,705
61,716
  Vivendi Universal*                                            5,541
176,917

----------------

4,592,094

----------------
GERMANY - 6.91%
  Adidas AG                                                       306
49,562
  Allianz AG                                                    1,684
222,374
  Altana AG                                                       470
29,732
  BASF AG                                                       2,616
188,173
  Bayer AG                                                      3,648
123,468
  Bayer Hypo-Vereinsbank*                                       3,689
83,889
  Commerzbank AG                                                2,885
59,488
  Continental AG*                                                 704
44,736
  DaimlerChrysler AG                                            4,621
221,409
  Depfa Bank*                                                   2,392
40,219
  Deutsche Bank AG                                              2,618
232,371
  Deutsche Boerse AG                                              660
39,697
  Deutsche Lufthansa*                                           2,094
29,943
  Deutsche Post AG                                              2,596
59,492
  Deutsche Telekom*                                            15,098
341,485
  E.ON AG                                                       3,369
307,638
  Fresenius Medical Care AG                                       370
29,748
  Greberit AG*                                                     34
24,877
  Greek Org of Football                                         1,080
29,888
  Heidelbergcement AG*                                            407
24,662
  Henkel KGAA                                                     340
29,554
  Hypo Real Estate Holding*                                       721
29,910
  Infineon Technologies*                                        4,112
44,211
  Linde AG                                                        556
34,696
  Man AG                                                          781
$         29,968
  Merck Kgaa                                                      366
25,024
  Metro AG                                                        899
49,441
  Muenchener Rueckversicherungs AG                              1,045
128,249
  Porsche AG*                                                      54
34,256
  Puma AG*                                                        128
34,953
  RWE AG                                                        2,315
127,755
  SAP AG                                                        1,157
206,332
  Schering AG                                                     923
68,977
  Siemens AG                                                    4,435
375,923
  ThyssenKrupp AG                                               1,798
39,592
  Volkswagen AG                                                 1,743
79,012

----------------

3,520,704

----------------
GREECE - 0.43%
  Alpha Bank AE                                                 1,543
53,817
  Bank of Piraeus                                               1,965
34,348
  EFG Eurobank Ergasias                                         1,143
39,276
  Heelenic Telecommun                                           1,909
34,303
  National Bank of Greece                                       1,795
59,240

----------------

220,984

----------------
HONG KONG - 1.65%
  Bank of East Asia                                            14,338
44,549
  Boc Hong Kong Holdings Ltd                                   23,269
44,456
  Cathay Pacific Airways*                                      13,149
24,868
  Cheung Kong Holdings                                          8,975
89,488
  China Light & Power Holding                                   7,748
44,558
  Esprit Holdings Limited                                       6,563
39,685
  Hang Lung Properties Ltd*                                    16,064
24,801
  Hang Seng Bank                                                3,892
54,079
  Henderson Land Development                                    6,587
34,237
  Hokkaido Electric Power Co                                    6,471
29,555
  Hong Kong Exchanges & Clearing                               11,102
29,709
  Hong Kong & China Gas                                        21,199
43,774
  Hutchison Whampoa                                            12,180
114,001
  Li & Fung Ltd.                                               17,652
29,750
  Sun Hung Kai Properties Ltd                                   8,422
84,245
  Swire Pacific Ltd.                                            5,976
49,975
  Television Broadcast*                                         5,231
24,295
  Wharf Holdings Ltd                                            9,881
34,578

----------------

840,603

----------------
ITALY - 4.53%
  Alleanza Assicurazioni                                        2,838
39,617
  Assicurazioni Generali                                        5,087
172,655
  Autogill SpA*                                                 1,773
29,618
  Autostrade SpA                                                1,651
44,209
  Banca Antonveneta SpA*                                        1,683
44,380
  Banca Intesa SpA                                             22,832
109,862
  Banca Monte Dei Paschi Siena                                  9,650
34,432
  Banca Nazionale Lavoro                                       13,269
39,589
  Banche Popolari Unite                                         2,682
54,537
  Banco Popolar Di Verona                                       2,689
54,679
  Banco Popolare Di Milano                                      3,888
34,457
  Bank of Ireland                                               5,940
98,906
  Capitalia SpA                                                 9,817
44,968
  Enel SpA                                                     19,091
187,614

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
ITALY - 4.53% (CONTINUED)
  ENI-Ente Nazionale Idrocarburi SpA                           13,948
$        349,221
  Fiat SpA*                                                     4,310
34,564
  Irish Life & Permanent Plc                                    1,849
34,683
  Luxottica Group SpA                                           1,213
24,699
  Mediaset SpA                                                  3,889
49,320
  Mediobanca SpA                                                3,042
49,246
  Riunione Adriatica di Sicurta SpA                             1,744
39,446
  San Paolo-IMI SpA                                             6,215
89,546
  South African Breweries                                       4,787
79,407
  Telecom Italia Rnc                                           25,783
83,759
  Telecom Italia SpA                                           45,857
187,617
  TIM SpA                                                      21,172
158,279
  Unicredito Italiano SpA                                      24,044
138,244

----------------

2,307,554

----------------
JAPAN - 21.08%
  77th Bank*
  Acom Co Ltd                                                     473
35,405
  Advantest Corp.                                                 532
45,636
  Aeon Co. Ltd.                                                 3,661
61,094
  Aiful Corp                                                      276
30,355
  Aisin Seiki Co. Ltd                                           1,198
30,339
  Ajinomoto Co Inc                                              3,814
45,409
  Asahi Breweries Ltd.                                          2,870
35,542
  Asahi Glass Co Ltd                                            4,546
50,132
  Asahi Kasei Corp                                              9,002
45,067
  Bank of Fukuoka Ltd                                           4,695
30,927
  Bank of Yokohama Ltd                                          7,230
45,580
  Bridgestone Corp                                              3,808
75,811
  Canon Inc                                                     4,699
253,591
  Casio Computer*                                               1,970
30,395
  Central Japan Railway Co                                          5
40,841
  Chiba Bank Ltd                                                4,563
30,503
  Chubu Electric Power Co.                                      3,597
86,353
  Chugai Pharmaceutical Co Ltd                                  1,848
30,551
  Citizen Watch Co                                              3,190
30,664
  Credit Saison Co                                                986
35,891
  Dai Nippon Printing Co. Ltd.                                  4,128
66,228
  Daiichi Pharmaceutical Co Ltd                                 1,625
35,126
  Daikin Industries                                             1,401
40,470
  Daito Trust Construction                                        647
30,749
  Daiwa House                                                   3,592
40,838
  Daiwa Securities Group Inc                                    7,684
55,491
  Denso Corp                                                    2,825
75,677
  Dentsu*                                                          15
40,402
  East Japan Railway Company                                       16
89,002
  Eisai Co Ltd                                                  1,567
51,535
  Electric Power Development*                                   1,077
30,165
  Fanuc                                                           926
60,547
  Fast Retailing Co Ltd                                           396
30,143
  Fuji Photo Film Company Ltd                                   2,683
97,925
  Fujisawa Pharmaceutical Co                                    1,689
46,234
  Fujitsu Limited                                              11,614
75,598
  Hitachi Ltd                                                  18,361
127,221
  Hirose Electric Co Ltd                                          260
30,397
  Honda Motor Co Ltd                                            4,243
219,872
  Hoya Corporation                                                626
70,682
  Itochu Corp                                                   9,844
45,536
  Ito-Yokado Co Ltd                                             1,926
$         80,822
  Japan Tobacco Inc                                                 6
68,508
  JFE Holdings Inc.                                             3,003
85,720
  Joyo Bank Ltd                                                 5,203
25,388
  JSR Corp                                                      1,374
30,103
  Kajima Corporation                                            7,075
30,449
  Kamigumi Co Ltd*                                              3,837
30,630
  Kaneka Corp                                                   2,233
25,278
  Kansai Electric Power Co                                      3,485
70,741
  Kao Corp                                                      2,763
70,646
  Kawasaki Kisen Kaisha Ltd                                     4,556
29,300
  Keihin Electric Express Railway                               5,749
35,402
  Keio Electric Railway                                         5,184
30,405
  Keyence Corporation                                             228
51,087
  Kinki Nippon Railway Co Ltd                                  11,852
40,945
  Kirin Brewery Co. Ltd.                                        4,632
45,610
  Kobe Steel Ltd.*                                             19,773
30,295
  Komatsu Ltd                                                   6,489
45,405
  Konica Minolta Holdings Inc                                   3,067
40,706
  Kubota Corp.                                                  7,183
35,610
  Kuraray Co Ltd                                                3,386
30,367
  Kyocera Corp                                                    976
75,150
  Kyushu Electric Power                                         2,263
45,715
  Marubeni Corp                                                10,938
30,315
  Marui Co                                                      2,664
35,669
  Matsushita Electric Industrial Co Ltd                        12,469
197,859
  Millea Holdings                                                   5
74,168
  Minebea Co Ltd*                                               6,995
30,514
  Mitsubishi Chemical Corp                                     11,722
35,691
  Mitsubishi Corp                                               6,250
80,755
  Mitsubishi Electric Corp                                     12,363
60,566
  Mitsubishi Estate Co Ltd                                      5,612
65,721
  Mitsubishi Heavy Industries Ltd                              19,568
55,570
  Mitsubishi Tokyo Financial                                       27
274,031
  Mitsui & Co Ltd                                               7,312
65,578
  Mitsui Fudosan Co Ltd                                         4,176
50,738
  Mitsui Osk Lines Ltd                                          6,591
39,558
  Mitsui Pertochemical                                          5,558
30,266
  Mitsui Sumitomo Insurance Co                                  6,947
60,338
  Mitsui Trust Holdings Inc                                     3,535
35,326
  Mizuho Financial Group Inc                                       43
216,532
  Murata Manufacturing Co. Ltd                                  1,436
80,299
  NEC Corporation                                              11,370
70,681
  NGK Insulators                                                3,187
30,480
  Nidec Corporation                                               333
40,589
  Nikko Cordial Corp                                           10,570
56,012
  Nikon Corp                                                    2,429
30,010
  Nintendo Co Ltd                                                 606
76,112
  Nippon Express Co Ltd                                         7,183
35,400
  Nippon Mining Holdings Inc*                                   6,467
30,420
  Nippon Oil Corp                                               8,781
56,301
  Nippon Paper Gorup Inc                                            7
31,424
  Nippon Steel Corp                                            34,820
85,292
  Nippon Telegraph & Telephone Corp.                               28
125,695
  Nippon Yusen Kabushiki Kaisha                                 7,344
39,562
  Nissan Motor Co Ltd                                          13,932
151,461
  Nitto Denko Corp                                              1,102
60,440
  Nomura Holdings Inc.                                         10,442
152,243

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
JAPAN - 21.08% (CONTINUED)
  Nomura Reaserch Institute Ltd                                   325
$         30,448
  NTT Data Corp*                                                    9
29,072
  NTT Mobile Communications                                       115
212,111
  Obayashi Corp                                                 4,004
25,242
  Odakyu Electric Railway Co                                    5,219
30,254
  OJI Paper Co Ltd                                              5,291
30,361
  Oki Electric Ind Co Ltd*                                      5,855
25,198
  Olympus Corp                                                  1,662
35,439
  Omron Corp*                                                   1,714
40,897
  Oriental Land Co Ltd                                            434
30,156
  Orix Corp                                                       485
65,885
  Osaka Gas Co Ltd                                             14,596
45,581
  Pioneer Electric Corp                                         1,527
29,804
  Promise Co Ltd                                                  574
41,004
  Resona Holding Inc*                                          25,325
51,406
  Ricoh Company Limited                                         3,971
76,614
  Rohm Company Limited                                            685
70,860
  Sankyo Co. Ltd.                                               2,255
50,945
  Sanyo Electric Co Ltd                                        11,717
40,478
  Secom                                                         1,396
55,856
  Sega Sammy Holdings Inc*                                        465
25,548
  Seiko Epson Corp                                                679
30,216
  Sekisui Chemical                                              3,469
25,357
  Sekisui House Ltd                                             3,060
35,656
  Seven Eleven                                                  2,249
70,892
  Sharp Corporation                                             5,877
95,952
  Shin-Etsu Chemical Co Ltd                                     2,101
86,115
  Shinsei Bank Ltd                                              3,736
25,449
  Shionogi & Co Ltd                                             2,552
35,290
  Shiseido Co Ltd                                               2,422
35,076
  Shizuoka Bank Ltd.                                            3,741
35,450
  SMC Corporation                                                 402
46,018
  Softbank Corp                                                 1,337
65,108
  Sompo Japan Insurance                                         4,479
45,634
  Sony Corporation                                              5,309
205,169
  Sumitomo Chemical Co Ltd.                                     9,254
45,335
  Sumitomo Corp                                                 5,875
50,683
  Sumitomo Electric Industries Ltd                              4,674
50,859
  Sumitomo Metal Industries                                    26,268
35,632
  Sumitomo Metal Mining                                         4,220
30,146
  Sumitomo Mitsui Financial                                        22
159,949
  Sumitomo Realty                                               2,706
35,281
  Sumitomo Trust and Banking                                    7,779
56,253
  Taisho Pharmaceutical Co                                      1,380
30,032
  Takeda Pharmaceutical Co Ltd                                  4,747
239,041
  Takefuji Corp                                                   449
30,366
  T&D Holdings Inc*                                             1,056
50,497
  TDK Corp                                                        820
60,738
  Teijin Limited                                                5,802
25,197
  Terumo Corporation                                            1,311
35,311
  Tobu Railway Co Ltd                                           9,372
35,670
  Tohoku Electric Power                                         2,531
45,448
  Tokyo Electric Power                                          5,964
146,379
  Tokyo Electron Limited                                        1,155
71,124
  Tokyo Gas Co Ltd                                             16,066
65,851
  Tokyu Corporation                                             7,478
40,430
  Tonengeneral Sekiyu                                           3,317
30,202
  Toppan Printing Co. Ltd.                                      4,080
$         45,271
  Toray Industries Inc                                          8,640
40,472
  Toshiba Corporation                                          18,780
80,640
  Tostem Corp                                                   1,963
35,651
  Toto Ltd                                                      2,631
25,111
  Toyota Industries Corporation                                 1,212
30,279
  Toyota Motor Corporation                                     15,684
638,258
  Trend Micro                                                     660
35,618
  UFJ Holdings Inc                                                 22
133,327
  West Japan Railway*                                              12
48,482
  Wolters Kluwer                                                1,979
39,731
  Yahoo Japan Corp*                                                12
57,617
  Yamada Denki Corp                                               709
30,375
  Yamaha Motor Co Ltd                                           2,023
30,364
  Yamanouchi Pharmaceutical Co Ltd                              1,845
71,841
  Yamato Transport Co Ltd                                       2,731
40,511
  Yokogawa Electric                                             2,248
30,055

----------------

10,740,390

----------------
NETHERLANDS - 5.14%
  ABN Amro Holding NV                                           8,755
231,936
  Aegon NV                                                      7,920
107,976
  Akzo Nobel NV                                                 1,745
74,430
  ASML Lithography Holding NV*                                  3,110
49,924
  Corio NV*                                                       503
29,468
  DSM NV                                                          534
34,564
  Heineken NV                                                   1,621
54,048
  Inbev                                                         1,135
44,030
  Inditex                                                       1,503
44,332
  ING Groep NV                                                  9,990
302,266
  Koninklijke Ahold NV*                                         9,592
74,316
  Koninklijke KPN NV                                           10,882
103,392
  Koninklijke Numico NV*                                          957
34,510
  Nordea Bank AB*                                              11,638
117,336
  Philips Electronics NV                                        7,665
203,268
  Reed Elsevier NV                                              4,732
64,513
  Rodamco Europe NV                                               369
29,291
  Royal Dutch Petroleum Company                                11,413
656,980
  TNT Post Group NV                                             2,379
64,608
  Unilever NV*                                                  3,177
213,024
  Vnu-Ver Ned Uitgev Ver Bezit                                  1,675
49,474
  Wereldhave NV*                                                  322
35,014

----------------

2,618,700

----------------
NEW ZEALAND - 0.13%
  Sky City Entertainment Group*                                 7,823
30,400
  Telecom Corp                                                  7,965
35,382

----------------

65,782

----------------
NORWAY - 0.65%
  DNB Nor ASA                                                   4,509
44,482
  Norsk Hydro ASA                                               1,194
94,035
  Orkla ASA                                                     1,653
54,312
  Statoil ASA                                                   3,518
55,181
  Storebrand ASA*                                               2,602
25,132
  Telenor ASA                                                   5,465
49,627
  Yara International ASA*                                         557
7,334

----------------

330,103

----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
PORTUGAL - 0.42%
  Banco BPI SA*                                                 7,289
$         29,525
  Banco Comercial Portugues                                    13,525
34,745
  Brisa-Auto Estradas de Portugal SA*                           3,243
29,754
  Electricidade de Portugal SA                                 16,289
49,374
  Portugal Telecom SGPS SA                                      5,638
69,737

----------------

213,135

----------------
SINGAPORE - 0.74%
  DBS Group Holdings Ltd                                        6,577
64,868
  Fraser & Neave Ltd*                                           3,054
30,495
  Keppel Corp.                                                  5,714
30,103
  Oversea-Chinese Banking Corp                                  7,142
59,065
  Singapore Airlines Ltd.                                       5,600
39,108
  Singapore Press Holdings                                     14,008
39,670
  Singapore Technologies Engineering Ltd*                      34,297
50,005
  UTD Overseas Bank                                             7,625
64,460

----------------

377,774

----------------
SPAIN - 4.11%
  Abertis Infraestructuras SA                                   1,787
39,349
  Acciona SA                                                      334
29,555
  Acerinox SA                                                   1,852
29,730
  ACS, Actividades Cons                                         1,938
44,255
  Altadis SA                                                    1,748
80,070
  Amadeus Global Travel*                                        2,576
26,506
  Banco Bilbao Vizcaya Argentaria SA                           16,649
295,323
  Banco Popular Espanol                                         1,046
68,956
  Banco Santander Central Hispano SA                           31,620
392,403
  Endesa SA                                                     5,679
133,465
  Fomento De Condtruc                                             620
29,858
  Gas Natural SDG SA                                            1,269
39,258
  Grupo Ferrovial SA                                              550
29,395
  Iberdrola SA                                                  4,649
118,168
  Indra Sistemas SA*                                            2,010
34,342
  NH Hoteles SA*                                                2,592
34,386
  Repsol YPF SA                                                 5,486
142,873
  Telefonica SA                                                23,972
451,613
  Union Electrica Fenosa SA                                     1,677
44,108
  Vallehermoso SA*                                              1,850
30,553

----------------

2,094,166

----------------
SWEDEN - 2.01%
  Assa Abloy AB                                                 2,029
34,654
  Atlas Copco AB - Series A                                     1,089
49,162
  Electrolux AB                                                 1,937
44,305
  Ericsson Lm-B Shares*                                        82,678
263,757
  Gambro AB Series A*                                           2,054
29,286
  Hennes & Mauritz AB                                           2,706
94,267
  Sandvik AB                                                    1,212
48,878
  Securitas AB                                                  2,309
39,610
  Skandia Forsakrings AB                                        8,028
39,987
  Skandinaviska Enskilda Banken (SEB)                           2,266
43,817
  Skanska AB                                                    2,862
34,346
  SKF AB                                                          662
29,487
  Svenska Cellulosa AB                                            922
39,334
  Svenska Handelsbanken                                         2,458
63,989
  Tele2 AB                                                        865
33,973
  Telia AB                                                     10,706
64,119
  Volvo AB Class A                                                767
$         29,259
  Volvo AB Class B                                                986
39,096

----------------

1,021,326

----------------
SWITZERLAND - 6.73%
  ABB Ltd.*                                                    11,351
63,388
  Adecco SA                                                       886
44,608
  AGFA Gevaert NV                                                 890
30,195
  CIBA Spezialitaten                                              589
44,806
  CIE Financ Richemont                                          3,302
109,912
  Clariant AG-Reg                                               1,838
29,661
  Credit Suisse Group                                           6,313
265,378
  Givaudan*                                                        60
39,522
  Holcim Ltd B                                                    979
58,976
  Lonza AG                                                        523
29,436
  Nestle SA                                                     2,163
565,907
  Nobel Biocare*                                                  160
28,986
  Novartis                                                     12,631
636,493
  Rietter Holding*                                                202
58,623
  Roche Holding AG                                              3,774
434,453
  Serono SA*                                                       45
29,641
  Swiss Re                                                      1,813
129,306
  Swisscom                                                        162
63,826
  Syngenta AG                                                     654
69,478
  Synthers Inc*                                                   352
39,469
  The Swatch Group AG-B                                           335
49,170
  UBS AG                                                        5,629
472,012
  Zurich Financial Services AG                                    800
133,392

----------------

3,426,638

----------------
UNITED KINGDOM - 25.42%
  3I Group Plc                                                  3,839
49,088
  Alliance Unichem Plc                                          2,058
29,811
  Allied Irish Banks Plc                                        5,022
104,781
  Amvescap Plc                                                  5,648
34,781
  Anglo American Plc*                                          12,315
291,289
  Associated British                                            3,262
29,748
  AstraZeneca Plc                                               9,591
347,836
  Aviva Plc                                                    12,237
147,541
  BAA Plc                                                       6,616
74,180
  BAE Systems Plc                                              17,880
79,126
  Barclays Plc                                                 34,404
387,066
  BBA Group Plc                                                 4,523
24,814
  BG Group Plc                                                 21,313
144,853
  Billiton Plc                                                 13,912
163,063
  BOC Group Plc                                                 2,598
49,555
  Boots Co. Plc                                                 5,081
63,944
  BP Amoco Plc                                                120,241
1,172,723
  BPB Plc                                                       3,843
34,917
  Brambles Industries Plc                                       5,996
29,959
  British American Tobacco*                                     9,138
157,458
  British Land Company Plc                                      3,131
53,860
  British SKY Broadcasting Plc                                  7,327
79,057
  BT Group Plc                                                 49,548
193,108
  Bunzl Plc                                                     4,729
39,449
  Cable & Wireless Plc                                         15,152
34,690
  Cadbury Schweppes Plc                                        11,636
108,349
  Capita Group Plc                                              4,943
34,710

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               SHARES
VALUE
                                                     ------------------
-----------------
UNITED KINGDOM - 25.42% (CONTINUED)
  Carnival Plc                                                  1,042
$         63,577
  Centrica Plc                                                 21,922
99,434
  Compass Group Plc                                            14,674
69,375
  Corus Group Plc*                                             24,532
23,785
  CRH Plc                                                       3,138
84,027
  Daily Mail & Gen Trust A                                      2,091
29,788
  Diageo Plc                                                   17,022
242,817
  Dixons Group Plc                                             13,715
40,024
  Elan Corporation Plc*                                         2,024
58,717
  Electrocomponents Plc                                         4,563
24,946
  Emap Plc                                                      1,905
29,826
  Enterprise Inns Plc                                           2,274
34,709
  European Aeronautic Defense                                   1,517
44,106
  Exel Plc                                                      2,487
34,522
  Friends Provident Plc                                        13,316
39,371
  George Wimpey Plc                                             3,216
24,975
  GKN Plc*                                                      6,598
29,958
  GlaxoSmithKline Plc                                          31,830
746,770
  GUS Plc                                                       6,054
109,083
  Hammerson Plc                                                 2,082
34,716
  Hanson Plc                                                    5,160
44,308
  Hays Plc                                                     14,541
34,687
  HBOS Plc                                                     21,201
345,169
  Hilton Group Plc                                             10,021
54,736
  HSBC Holdings Plc                                            59,176
998,650
  IMI Plc                                                       3,971
30,019
  Imperial Chemical Industries Plc                              7,482
34,619
  Imperial Tobacco                                              4,323
118,437
  Intercontinental Hotel Group                                  3,948
49,079
  Intertek Testing Services*                                    2,221
30,062
  ITV Plc                                                      26,794
54,143
  Johnson Matthey Plc                                           1,832
34,751
  Kingfisher Plc                                               14,114
83,937
  Land Securities Plc                                           2,194
58,972
  Legal & General Group Plc                                    32,784
69,236
  Lloyds TSB Group Plc                                         30,545
277,383
  London Stock Exchange Plc*                                    2,646
29,566
  Man Group Plc                                                 1,790
50,587
  Marks & Spencer Plc                                          10,552
69,488
  National Grid Transco Plc                                    17,216
163,942
  National Power Plc*                                          11,804
35,014
  Next Plc                                                      1,720
54,487
  Pearson Plc                                                   4,934
59,537
  Peninsular & Orient Steam Navigation                          6,056
34,590
  Persimmon Plc                                                 2,276
30,195
  Provident Financial Plc                                       2,307
29,764
  Prudential Plc                                               13,014
113,185
  Punch Taverns Plc                                             1,877
24,883
  Rank Group Plc                                                5,828
29,590
  Rechitt Benckiser Plc                                         3,430
103,652
  Reed Elsevier Plc                                             7,513
69,308
  Rentokil Initial Plc                                         14,139
40,107
  Reuters Group Plc                                             8,853
64,163
  Rexam Plc                                                     3,952
34,864
  Rio Tinto Plc Reg                                             5,923
174,326
  RMC Group Plc                                                 1,823
$         29,715
  Rolls Royce Plc*                                             10,345
49,059
  Rolls Royce Plc B                                           180,369
329
  Royal Bank of Scotland Group Plc                             17,222
579,291
  Royal Sun Alliance Ins. Group                                20,072
29,866
  Sage Group Plc                                                8,926
34,660
  Sainsbury (J) Plc                                             9,444
49,045
  Scot & Newcastle                                              5,935
49,652
  Scottish & Southern Energy                                    5,025
84,174
  Scottish Power Plc                                           10,996
85,131
  Severn Trent Plc                                              2,401
44,576
  Shell Transport & Trading Co                                 50,824
433,242
  Signet Group Plc                                             14,244
30,082
  Slough Estates Plc                                            3,278
34,614
  Smith & Nephew Plc                                            5,832
59,679
  Smiths Group Plc                                              3,804
60,033
  Tate & Lyle                                                   3,250
29,498
  Taylor Woodrow Plc                                            5,805
30,313
  Tesco Plc                                                    42,730
263,955
  Thorn EMI                                                     5,788
29,448
  Tomkins Plc                                                   7,169
34,994
  Trinity Mirror Plc                                            2,457
30,001
  Unilever Plc                                                 15,596
153,157
  United Business Media Plc                                     3,235
29,812
  United Utilities Plc                                          4,910
59,388
  Vodafone Group Plc                                          365,373
990,840
  Whitbread Plc                                                 2,430
39,492
  William Hill Plc                                              3,211
34,769
  Wolseley Plc                                                  3,452
64,519
  WPP Group Plc                                                 6,731
74,048
  Yell Group Plc                                                4,678
39,518
  Yorshire Water Plc                                            2,911
35,349

----------------

12,945,967

----------------
    Total Common Stocks
       (cost $42,765,078)
49,934,073

----------------

UNIT INVESTMENT TRUST - 0.63%
  iShares MSCI EAFE Index Fund*                                 2,016
323,064

----------------
    Total Unit Investment Trust
       (cost $208,807)
323,064

----------------

SHORT-TERM INVESTMENTS - 37.78%
NORTHERN TRUST DIVERSIFIED ASSETS
FUND - 37.78%                                              19,243,823
19,243,823

----------------
    Total Short-Term Investments
       (cost $19,243,823)
19,243,823

----------------
TOTAL INVESTMENTS - 136.44%
   (cost $62,217,708)(1)
69,500,960

----------------
OTHER ASSETS AND LIABILITIES - (36.44%)
(18,562,699)

----------------
TOTAL NET ASSETS - 100.00%
$     50,938,261

================

*   Non-income producing

(1) For federal income tax purposes, cost of investments and foreign currencies is $63,026,041 and gross unrealized appreciation and depreciation of securities as of December 31, 2004 was $7,003,127 and ($341,916), respectively, with a net appreciation / depreciation of $6,661,211.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
EAFE INTERNATIONAL INDEX PORTFOLIO                          FINANCIAL
STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
   Investments in securities, at value                         $
69,500,960
   Cash denominated in foreign currencies
186,291
   Cash
522,351
   Receivables:
      Shares sold
16,789
      Securities sold
2,010,801
      Interest and dividends
54,456
   Receivable from Adviser
7,870
   Prepaid expenses and other
13,796
                                                               --------
--------

72,313,314
                                                               --------
--------
LIABILITIES
   Payables:
      Investment securities purchased
21,308,234
      Shares redeemed
41
      Directors' fees
1,235
      Custodian fees
12,977
      Fund accounting fees
18,308
      Professional fees
17,394
      Royalty fees
10,600
      Other accrued expenses
6,264
                                                               --------
--------

21,375,053
                                                               --------
--------
NET ASSETS*
   Paid-in capital
43,240,886
   Accumulated undistributed net investment
      income
446,092
   Accumulated net realized gain / (loss)
      on investments and futures contracts
(39,536)
   Net unrealized appreciation / (depreciation)
      on investments, futures contracts, and
      foreign currency translations
7,290,819
                                                               --------
--------
                                                               $
50,938,261

================
 Shares authorized ($.10 par value)
20,000,000
 Shares outstanding
685,164
 Net asset value, offering and redemption
   price per share                                             $
74.34
 Foreign currencies at cost                                    $
178,724
 Investments at cost                                           $
62,217,708

* FEDERAL TAX DATA AS OF DECEMBER 31, 2004

   Undistributed ordinary income                               $
815,656
   Undistributed long-term gains                               $
220,508
   Unrealized appreciation                                     $
6,661,211

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
   Interest                                                    $
585
   Dividends
820,360
   Foreign dividend taxes withheld
(98,300)
   Other income
6,603
                                                               --------
--------

729,248
                                                               --------
--------
EXPENSES
   Advisory fees
154,413
   Administration expenses
27,574
   Custodian fees and expenses
128,570
   Fund accounting fees
101,297
   Professional fees
18,596
   Directors' fees
4,356
   Transfer agent fees
10,259
   Royalty fee
10,632
   Other expenses
9,523
                                                               --------
--------

465,220
   Reimbursements and waivers
(203,492)
                                                               --------
--------

261,728
                                                               --------
--------
NET INVESTMENT INCOME / (LOSS)
467,520
                                                               --------
--------

REALIZED AND UNREALIZED
GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options
556,595

   Net change in unrealized appreciation /
      (depreciation) on investments,
      futures contracts, and foreign
      currency translations
3,553,469
                                                               --------
--------

NET REALIZED AND UNREALIZED
   GAIN / (LOSS)
4,110,064
                                                               --------
--------

NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                  $
4,577,584

================

TRANSACTIONS WITH AFFILIATES:

      PERCENT OF CURRENT
       NET ASSET VALUE
------------------------------
                ADMINISTRATION    EXPENSE
 ADVISORY FEE        FEE          LIMIT(1)     WAIVER   REIMBURSEMENT
-----------------------------------------------------------------------
-
     0.56%          0.10%         0.69%(2)      $ --    $ 203,492

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated
    percentage of their average net assets.

(2) The Adviser agreed to temporarily waive its fees and/or reimburse expenses of the portfolio, to the extent necessary to limit all expenses to 0.95% of the average daily net assets of the portfolio until December 31, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,


2004                2003
                                                               --------
----------------------------
OPERATIONS
   Net investment income / (loss)                              $
467,520    $        346,251
   Net realized gain / (loss) on investments and futures
556,595            (113,522)
   Net change in unrealized appreciation / (depreciation)
      on investments, futures contracts, and foreign
      currency translations
3,553,469           3,703,209
                                                               --------
--------    ----------------

4,577,584           3,935,938
                                                               --------
--------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS*
   Net investment income
(369,685)            (85,175)
   Net realized gain on investments
(427,028)           (368,895)
                                                               --------
--------    ----------------

(796,713)           (454,070)
                                                               --------
--------    ----------------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold
41,242,581          13,109,321
   Reinvestment of distributions
796,713             454,070
   Payments for shares redeemed
(11,446,405)        (22,714,310)
                                                               --------
--------    ----------------

30,592,889          (9,150,919)
                                                               --------
--------    ----------------
NET INCREASE / (DECREASE) IN NET ASSETS
34,373,760          (5,669,051)
NET ASSETS
   Beginning of period
16,564,501          22,233,552
                                                               --------
--------    ----------------
   End of period                                               $
50,938,261    $     16,564,501

================    ================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                $
446,092    $        348,617

================    ================


FUND SHARE TRANSACTIONS
   Sold
589,544             265,111
   Reinvestment of distributions
12,104              10,026
   Redeemed
(173,659)           (466,317)
                                                               --------
--------    ----------------
      Net increase / (decrease) from fund share transactions
427,989            (191,180)

================    ================
TOTAL COST OF PURCHASES OF:
   Common Stocks                                               $
47,061,926    $     11,664,501
                                                               --------
--------    ----------------
                                                               $
47,061,926    $     11,664,501

================    ================

TOTAL PROCEEDS FROM SALES OF:
   Common Stocks                                               $
15,464,778    $     21,514,240
                                                               --------
--------    ----------------
                                                               $
15,464,778    $     21,514,240

================    ================

*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                             $
794,865    $        454,070
   Long-term capital gains
1,848                  --
                                                               --------
--------    ----------------
                                                               $
796,713    $        454,070

================    ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
                                           LEHMAN AGGREGATE BOND INDEX
PORTFOLIO

OBJECTIVE - Seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate
Bond Index (the "Index").

STRATEGY - The Summit Pinnacle Lehman Aggregate Bond Index Portfolio
(the
"Portfolio") will invest at least 80% of the value of its assets in obligations issued or guaranteed by the U.S. Government, publicly-traded debt securities rated BBB or BAA3 or higher by a national rating agency, or cash and cash equivalents. Up to 20% of the Portfolio's total assets may be invested in financial futures or options contracts. The Portfolio will not purchase bonds rated below investment grade.

MANAGERS' COMMENTS:

For the year ended December 31, 2004, the Portfolio's total return
3.55% (after
waivers and reimbursements, but before the impact of any product or contract-level fees). This compares to a 4.34% total return for the Index. The difference of 0.79% is referred to as "tracking error" and is largely attributed to the Portfolio's operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the Portfolio; brokers' commissions or other trading costs; holding security positions in amounts that are different than the weightings in the Index; and the fact that the Portfolio is only a sample of the Index verses a complete replica, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Portfolio's objectives and strategies call for a correlation of at least 95% between the Portfolio's pre-expense total return and that of the
Index. The Portfolio achieved this level of correlation for the period presented.

                                    FUND DATA

           Manager:                                Team Managed
           Inception Date:                         April 1, 2003
           Total Net Assets:                       $32.78 Million
           Number of Holdings:                     81
           Average Duration:                       4.4 years
           Average Maturity:                       12.6 years
           Average Credit Quality:                 AAA/Aaa
           Current Yield:                          4.26%

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit Lehman Bond Index Portfolio - Total Return

    1-YEAR     SINCE INCEPTION
     3.55%         2.99%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included.

                  SUMMIT LEHMAN BOND INDEX PORTFOLIO      LEHMAN
BROTHERS AGGREGATE BOND INDEX
 3/31/2003                    $ 10,000
$ 10,000
 4/30/2003                    $ 10,074
$ 10,083
 5/31/2003                    $ 10,272
$ 10,270
 6/30/2003                    $ 10,244
$ 10,250
 7/31/2003                    $  9,853
$  9,905
 8/31/2003                    $  9,901
$  9,971
 9/30/2003                    $ 10,172
$ 10,235
10/31/2003                    $ 10,061
$ 10,140
11/30/2003                    $ 10,076
$ 10,164
12/31/2003                    $ 10,170
$ 10,267
 1/31/2004                    $ 10,249
$ 10,350
 2/29/2004                    $ 10,349
$ 10,462
 3/31/2004                    $ 10,419
$ 10,541
 4/30/2004                    $ 10,154
$ 10,266
 5/31/2004                    $ 10,110
$ 10,225
 6/30/2004                    $ 10,155
$ 10,283
 7/31/2004                    $ 10,246
$ 10,385
 8/31/2004                    $ 10,430
$ 10,583
 9/30/2004                    $ 10,455
$ 10,612
10/31/2004                    $ 10,526
$ 10,701
11/30/2004                    $ 10,445
$ 10,615
12/31/2004                    $ 10,531
$ 10,713

                                QUALITY BREAKDOWN

                                              (% OF PORTFOLIO)
                                              ---------------
           AAA                                     78%
           AA                                       3%
           A                                       11%
           BBB                                      8%

[CHART]

                               SECTOR ALLOCATIONS

U.S. Treasuries & Agency Obligations           31.3%
Mortgage & Asset Backed Securities             44.1%
Corporate Bonds & Notes                        21.7%
Short-Term & Other                              2.9%

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL HIGHLIGHTS                       LEHMAN AGGREGATE BOND INDEX
PORTFOLIO

FINANCIAL HIGHLIGHTS


PERIOD FROM

YEAR ENDED       APRIL 1, 2003(1)

DECEMBER 31,      TO DECEMBER 31,

----------------------------------

2004               2003

----------------------------------
Net asset value, beginning of period
$    49.78        $         50.00

----------        ---------------
Investment Activities:
   Net investment income / (loss)
1.71(4)                1.32
   Net realized and unrealized gains / (losses)
0.03                  (0.49)

----------        ---------------
Total from Investment Activities
1.74                   0.83

----------        ---------------
DISTRIBUTIONS:
Net investment income
(1.39)                 (1.05)

----------        ---------------
Total Distributions
(1.39)                 (1.05)

----------        ---------------
Net asset value, end of period
$    50.13        $         49.78

==========        ===============
Total return
3.55%                  1.70%
RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)
0.60%                  0.60%(3)
Ratio of expenses to average net assets - gross
0.71%                  1.10%(3)
Ratio of net investment income / (loss) to average net assets
3.26%                  2.83%(3)
Portfolio turnover rate
43.24%                 31.94%(3)
Net assets, end of period (000's)
$   32,786        $        10,296

(1) COMMENCEMENT OF OPERATIONS.

(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

(3) ANNUALIZED.

(4) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
LEHMAN AGGREGATE BOND INDEX PORTFOLIO                    SCHEDULE OF
INVESTMENTS

DECEMBER 31, 2004

                                                            PRINCIPAL
VALUE
                                                     ------------------
-----------------
U.S. TREASURY OBLIGATIONS - 31.29%
U.S. TREASURY NOTES & BONDS - 31.29%
  6.500% due 05/15/05                                $        700,000
$        710,226
  5.750% due 11/15/05                                         155,000
158,972
  4.625% due 05/15/06                                         350,000
358,066
  6.500% due 10/15/06                                         475,000
503,463
  2.250% due 02/15/07                                         450,000
442,371
  6.250% due 02/15/07                                         450,000
478,969
  2.750% due 08/15/07                                         760,000
751,657
  6.125% due 08/15/07                                         500,000
536,602
  5.500% due 02/15/08                                         650,000
692,606
  5.625% due 05/15/08                                         300,000
321,773
  3.125% due 10/15/08                                         800,000
791,469
  3.750% due 12/15/08                                         196,000
195,380
  5.500% due 05/15/09                                         200,000
216,312
  6.000% due 08/15/09                                         200,000
220,578
  6.500% due 02/15/10                                         600,000
679,289
  5.750% due 08/15/10                                         300,000
330,293
  4.375% due 08/15/12                                         100,000
102,316
  3.625% due 05/15/13                                         546,000
529,087
  6.250% due 08/15/23                                         400,000
468,297
  5.500% due 08/15/28                                         500,000
541,172
  5.250% due 11/15/28                                         650,000
681,281
  5.250% due 02/15/29                                         300,000
314,695
  6.125% due 08/15/29                                         200,000
234,812

----------------
    Total U.S. Treasury Obligations
       (cost $10,266,595)
10,259,686

----------------
SOVEREIGN GOVERNMENT BONDS - 0.95%
  New Brunswick
     (6.750% due 08/15/13)                                    100,000
117,747
  Republic of Italy
     (2.500% due 07/15/08)                                    200,000
192,405

----------------
    Total Sovereign Government Bonds
       (cost $309,760)
310,152

----------------
MORTGAGE-BACKED SECURITIES - 41.70%
  FHLMC 2.500% due 03/15/06                                   500,000
496,707
  FHLMC 2.375% due 04/15/06                                   500,000
495,568
  FHLMC 5.500% due 07/15/06                                   800,000
827,885
  FHMLC 3.500% due 09/15/07                                 1,300,000
1,303,714
  FHLMC 5.750% due 03/15/09                                   200,000
215,513
  FHLMC 5.000% due 05/01/18                                 1,841,828
1,871,927
  FHLMC 4.500% due 09/01/18                                   691,191
690,528
  FHLMC 5.000% due 02/01/33                                 1,169,987
1,164,304
  FNMA 5.000% due 11/01/17                                    302,394
307,611
  FNMA 5.500% due 08/01/18                                    727,979
752,985
  FNMA 6.500% due 04/01/23                                     94,344
100,347
  FNMA 6.500% due 08/01/32                                    987,408
1,036,403
  FNMA 5.500% due 07/01/33                                  1,400,009
1,422,523
  FNMA 6.000% due 08/01/33                                    313,936
324,763
  FNMA 5.500% due 11/01/33                                  1,176,075
1,194,988
  GNMA 5.500% due 07/20/34                                  1,437,748
1,467,818

----------------
    Total Mortgage-Backed Securities
       (cost $13,736,020)
13,673,584

----------------
ASSET-BACKED SECURITIES - 2.44%
PRIVATE SECTOR - 2.44%
  BSCMS 2000-WF2A1
     (7.110% due 10/15/32)                           $        392,567
$        421,561
  BSCMS 2003-T12A3
     (4.240% due 08/13/39)                                    350,000
347,880
  Countrywide
     (6.815% due 01/25/29)                                     30,511
31,151

----------------
    Total Asset-Backed Securities
       (cost $820,820)
800,592

----------------
CORPORATE BONDS AND NOTES - 21.65%
BANK, BANK HOLDING COMPANIES, &
OTHER BANK SERVICES - 1.82%
  Citigroup Capital
     (7.750% due 12/01/36)                                    100,000
108,506
  Key Bank
     (5.000% due 07/17/07)                                    185,000
191,976
  Residential Asset Corp.
     (4.610% due 06/25/33)                                    298,000
297,786

----------------

598,268

----------------
CAPITAL GOODS - 3.60%
  Eaton Corp.
     (5.750% due 07/15/12)                                    439,000
473,617
  Eli Lilly
     (2.900% due 03/15/08)                                    100,000
97,718
  General Electric Capital Corp
     (6.125% due 02/22/11)                                    100,000
109,539
  Honeywell International
     (7.500% due 03/01/10)                                    108,000
124,777
  Masco Corp
     (5.875% due 07/15/12)                                    180,000
192,905
  Pitney Bowes Inc.
     (4.625% due 10/01/12)                                    180,000
181,969

----------------

1,180,525

----------------
CONSUMER NON-DURABLE - 2.86%
  Campbell Soup Co.
     (5.875% due 10/01/08)                                    230,000
246,003
  Cargill Inc.(2)6.250% due 05/01/06)                         230,000
238,492
  Cintas Corp.
     (5.125% due 06/01/07)                                     68,000
70,627
  Diageo Capital
     (3.375% due 03/20/08)                                    136,000
134,712
  E.W. Scripps Co
     (5.750% due 07/15/12)                                    180,000
193,362
  Pharmacia Corp.
     (5.875% due 12/01/08)                                     50,000
53,793

----------------

936,989

----------------
ENERGY - 3.68%
  Colonial Pipeline Co.(2)
     7.750% due 11/01/10)                                     175,000
205,898
  Colonial Pipeline Co.(2)
     6.580% due 08/28/32)                                     100,000
114,557
  Conoco Funding Co.
     (6.350% due 10/15/11)                                     80,000
89,294
  Conoco Inc. Sr. Nts.
     (6.350% due 04/15/09)                                    143,000
156,485

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                            PRINCIPAL
VALUE
                                                     ------------------
-----------------
ENERGY - 3.68% (CONTINUED)
  Devon Financing Corp.
     (6.875% due 09/30/11)                           $        180,000
$        203,860
  Exelon Generation Co.
     (5.350% due 01/15/14)                                    230,000
235,838
  Public Service Inc.
     (6.625% due 02/15/11)                                    180,000
199,549

----------------

1,205,481

----------------
FINANCE - 1.55%
  American General Finance
     (5.375% due 09/01/09)                                    210,000
220,253
  Camden Trust
     (5.875% due 11/30/12)                                    100,000
104,852
  TIAA Global Market(2)
     4.125% due 11/15/07)                                     180,000
182,295

----------------

507,400

----------------
HEALTH CARE - 0.59%
  Amgen Inc.
     (6.500% due 12/01/07)                                    180,000
194,585

----------------
MEDIA & CABLE - 0.66%
  Comcast Corp.
     (5.850% due 01/15/10)                                    100,000
107,197
  Thomson Corp.
     (6.200% due 01/05/12)                                    100,000
109,879

----------------

217,076

----------------
MANUFACTURING - 4.91%
  Alcoa Inc.
     (6.500% due 06/01/11)                                    100,000
112,206
  Champion International Corp.
     (7.200% due 11/01/26)                                    200,000
233,107
  Ford Motor Co.
     (6.375% due 02/01/29)                                    500,000
449,968
  Westvaco Corp.
     (7.950% due 02/15/31)                                    500,000
610,824
  Weyerhauser Co.
     (6.750% due 03/15/12)                                    180,000
202,830

----------------

1,608,935

----------------
TELECOMMUNICATIONS - 1.42%
  GTE North Inc.
     (6.940% due 04/15/28)                           $         80,000
$         89,099
  Sprint Capital Corp.
     (6.000% due 01/15/07)                                    180,000
188,387
  Verizon Wireless
     (5.375% due 12/15/06)                                    180,000
186,445

----------------

463,931

----------------
TRANSPORTATION - 0.56%
    CSX Corp.
     (4.875% due 11/01/09)                                    180,000
183,588

----------------
    Total Corporate Bonds & Notes
       (cost $7,103,364)
7,096,778

----------------

                                                               SHARES
VALUE
                                                     ------------------
-----------------
UNIT INVESTMENT TRUST - 0.75%
  iShares Lehman Aggregate Bond Fund*                           2,400
$        245,760

----------------
    Total Unit Investment Trust
       (cost $245,160)
245,760

----------------

SHORT-TERM INVESTMENTS - 0.88%
NORTHERN TRUST DIVERSIFIED ASSETS                             287,849
287,849

----------------
    Total Short-Term Investments
       (cost $287,849)
287,849

----------------
TOTAL INVESTMENTS - 99.66%
   (cost $32,769,568)(1)
32,674,401

----------------
NORTHERN INSTITUTIONAL LIQUID ASSET
PORTFOLIO(3) - 21.87%
7,170,533

----------------
OTHER ASSETS AND LIABILITIES - (21.53%)
(7,059,225)

----------------
TOTAL NET ASSETS - 100.00%
$     32,785,709

================

*   Non-income producing.

(1) For federal income tax purposes, cost is $32,769,568 and gross unrealized appreciation and depreciation of securities as of December 31, 2004 was
    $129,167 and ($224,334), respectively, with a net appreciation / depreciation of ($95,167).

(2) Security exempt from registration under Rule 144(a) of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is
$13,063,376,
    $7,170,533, and $6,117,338, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
LEHMAN AGGREGATE BOND INDEX PORTFOLIO                       FINANCIAL
STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
   Investments in securities, at value                         $
32,674,401
   Collateral for securities loaned, at fair value
7,170,533
   Receivables:
      Shares sold
37,754
      Securities sold
409,046
      Interest and dividends
355,715
   Prepaid expenses and other
705
                                                               --------
--------

40,648,154
                                                               --------
--------
LIABILITIES
   Payables:
      Investment securities purchased
657,951
      Shares redeemed
38
      Payable upon return of securities loaned
7,170,533
      Advisory fees
2,150
      Administration expenses
3,508
      Directors' fees
1,177
      Custodian fees
1,945
      Fund accounting fees
7,610
      Professional fees
13,783
      Other accrued expenses
3,750
                                                               --------
--------

7,862,445
                                                               --------
--------
NET ASSETS*
   Paid-in capital
32,818,429
   Accumulated undistributed net
      investment income
185,586
   Accumulated net realized gain / (loss)
      on investments and futures contracts
(123,139)
   Net unrealized appreciation / (depreciation)
      on investments
(95,167)
                                                               --------
--------
                                                               $
32,785,709

================
 Shares authorized ($.10 par value)
20,000,000

 Shares outstanding
653,959

 Net asset value, offering and
     redemption price per share                                $
50.13

 Investments at cost                                           $
32,769,568

*FEDERAL TAX DATA AS OF DECEMBER 31, 2004

   Undistributed ordinary income                               $
185,586

     CAPITAL LOSS CARRYFORWARD EXPIRING DECEMBER 31:
------------------------------------------------------------
             2011              2012
          ----------        ----------
          $ (65,139)        $ (58,001)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
   Interest                                                    $
1,073,214
   Dividends
5,924
   Other income
5,917
                                                               --------
--------

1,085,055
                                                               --------
--------
EXPENSES
   Advisory fees
84,523
   Administration expenses
28,174
   Custodian fees and expenses
3,896
   Fund accounting fees
44,409
   Professional fees
16,837
   Directors' fees
4,587
   Transfer agent fees
9,578
   Other expenses
6,731
                                                               --------
--------

198,735
    Reimbursements and waivers
(29,690)
                                                               --------
--------

169,045
                                                               --------
--------
NET INVESTMENT INCOME / (LOSS)
916,010
                                                               --------
--------

REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options
27,952
   Net change in unrealized appreciation /
      (depreciation) on investments
(63,875)
                                                               --------
--------

NET REALIZED AND UNREALIZED
   GAIN / (LOSS)
(35,923)
                                                               --------
--------
NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                  $
880,087

================

TRANSACTIONS WITH AFFILIATES:

         PERCENT OF CURRENT
           NET ASSET VALUE
------------------------------------------
   ADVISORY   ADMINISTRATION   EXPENSE
      FEE           FEE        LIMIT(1)    WAIVER    REIMBURSEMENT
--------------------------------------------------------------------
      0.30%        0.10%         0.30%      $ --        $ 29,690

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated
    percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS


PERIOD FROM

YEAR ENDED       APRIL 1, 2003 TO

DECEMBER 31,        DECEMBER 31,

----------------------------------

2004               2003

----------------------------------
OPERATIONS
   Net investment income / (loss)
$    916,010      $       219,221
   Net realized gain / (loss) on investments and futures
27,952              (11,332)
   Net change in unrealized appreciation / (depreciation) on
investments        (63,875)             (31,292)

------------      ---------------

880,087              176,597

------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS*
   Net investment income
(871,519)            (217,885)

------------      ---------------

(871,519)            (217,885)

------------      ---------------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold
36,483,759           10,766,846
   Reinvestment of distributions
871,519              217,885
   Payments for shares redeemed
(14,874,112)            (647,468)

------------      ---------------

22,481,166           10,337,263

------------      ---------------
NET INCREASE / (DECREASE) IN NET ASSETS
22,489,734           10,295,975
NET ASSETS
   Beginning of period
10,295,975                   --

------------      ---------------
   End of period
$ 32,785,709      $    10,295,975

============      ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
$    185,586      $        55,143

============      ===============


FUND SHARE TRANSACTIONS
   Sold
726,338              215,438
   Reinvestment of distributions
17,551                4,423
   Redeemed
(296,741)             (13,049)

------------      ---------------
      Net increase / (decrease) from fund share transactions
447,148              206,812

============      ===============
TOTAL COST OF PURCHASES OF:
   U.S. Government Securities
$ 26,066,150      $     9,445,137
   Corporate Bonds
8,061,738            3,118,814

------------      ---------------

$ 34,127,888      $    12,563,951

============      ===============
TOTAL PROCEEDS FROM SALES OF:
   U.S. Government Securities
$  8,164,771      $     1,695,122
   Corporate Bonds
3,435,321              708,215

------------      ---------------

$ 11,600,092      $     2,403,337

============      ===============
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income
$    871,519      $       217,885

------------      ---------------

$    871,519      $       217,885

============      ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
                                                   NOTES TO FINANCIAL
STATEMENTS

DECEMBER 31, 2004

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Summit Mutual Funds, Inc., ("Summit Mutual Funds"), is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment
company. Summit Mutual Funds is offered in two categories of funds, the
Pinnacle
Series and the Apex Series. The shares of the Pinnacle Series (the
"Series") are
sold to insurance companies and their separate accounts to fund the benefits
under certain variable insurance products. The results of the Series presented
exclude the additional fees and expenses of variable annuity or variable life
insurance contracts. The Series' shares are offered in nine different portfolios
- Zenith Portfolio, Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap
400
Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio,
Russell
2000 Small Cap Index Portfolio, EAFE International Index Portfolio, and
Lehman
Aggregate Bond Index Portfolio (individually "Portfolio", collectively "Portfolios"). The Zenith Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Bond
Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio, S&P MidCap 400
Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100
Index
Portfolio, and EAFE International Index Portfolio seek investment results that correspond to the total return performance of common stocks as represented by their respective index. The Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond
Index. The Lehman Aggregate Bond Index Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond Index. The results of the Portfolio(s) for your investment product are included herein.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

SECURITIES VALUATION - Securities held in each Portfolio, except for money market instruments maturing in 60 days or less, are valued as follows:
Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National
Market System, are valued at the last sales price as of the close of the New
York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Alternatively, NASDAQ listed securities may be valued on the basis of the NASDAQ Official Closing Price. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed).
Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount and premium is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. Paydown gains and losses on mortgage and asset-backed securities are presented as interest income.

FEDERAL TAXES - It is the intent of Summit Mutual Funds to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable insurance products, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

DISTRIBUTIONS - Distributions from net investment income in all fixed income
Portfolios generally are declared and paid quarterly. Equity Portfolios generally declare and pay dividends annually. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

EXPENSES - Allocable expenses of Summit Mutual Funds are charged to each
Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of Summit Mutual Funds. Nonallocable expenses are charged to each
Portfolio based on specific identification.

FOREIGN CURRENCY - Summit Mutual Funds' accounting records are maintained in
U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate at the close of the London Market. Summit Mutual Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies including the level of governmental supervision and regulations of foreign securities markets and the possibility of political and economic instability.

FUTURES CONTRACTS AND PORTFOLIO SECURITIES LOANED - S&P 500 Index
Portfolio, S&P
MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, Russell 2000 Small Cap Index Portfolio, and EAFE International Index
Portfolio (collectively, the "Index Portfolios") may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on
such contracts. The Index Portfolios may invest up to 20% of their assets in
such futures and/or options, except that until each Portfolio reaches
$25
million (or $50 million in the case of the Nasdaq-100 Index Portfolio, the
Russell 2000 Small Cap Index Portfolio, and the EAFE International
Index
Portfolio), it may invest up to 100% in such futures and/or options. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When the Index Portfolios enter into a futures contract, they are required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, the Index
Portfolios agree to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin).
The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. The
Index Portfolios invest in futures as a substitute to investing in the common stock positions in the Index that they intend to match. The potential risk to the Index Portfolios is that the change in the value in the underlying securities may not correlate to the value of the contracts.

The Portfolios currently lend their securities to approved brokers to earn additional income and receive cash and/or securities as collateral to secure the loans. Income from securities lending is included in "Other Income" on the
Statement of Operations. Collateral is maintained at not less than 100% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Portfolios could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. In addition to cash collateral, the Portfolios may accept noncash collateral consisting of government securities and irrevocable letters of credit from domestically domiciled banks.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

ADVISORY FEES - Summit Mutual Funds pays investment advisory fees to
Summit
Investment Partners, Inc. (the "Adviser") under terms of an Investment
Advisory
Agreement (the "Agreement"). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis.

ADMINISTRATION FEES - Summit Mutual Funds pays the Adviser to perform certain administration services. The Fund shall pay the Adviser as full compensation for all facilities and services furnished a fee computed separately for each portfolio of the Fund.

DIRECTORS' FEES - Each director who is not affiliated with the Adviser receives fees from Summit Mutual Funds for service as a director. Members of the Board of
Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

Summit Investment Partners, Inc. is a wholly-owned subsidiary of The
Union
Central Life Insurance Company ("Union Central").

NOTE 3 - SUBSEQUENT EVENT

On or about January 28, 2005, the boards of directors of Union Central and The
Ameritas Acacia Companies of Lincoln, Nebraska voted to combine at the mutual holding company level. This transaction is subject to appropriate regulatory approval and the approval of the members and policyholders of both insurance companies.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO BOARD OF DIRECTORS AND SHAREHOLDERS OF
SUMMIT MUTUAL FUNDS, INC.:

We have audited the accompanying statements of assets and liabilities of Summit
Mutual Funds, Inc. - Pinnacle Series (the "Funds"), comprising the
Zenith
Portfolio, Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap 400
Index
Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio,
Russell 2000
Small Cap Index Portfolio, EAFE International Index Portfolio, and
Lehman
Aggregate Bond Index Portfolio, including the schedules of investments, as of
December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Summit
Mutual Funds, Inc. - Pinnacle Series as of December 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for their respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 11, 2005

                                     SUMMIT MUTUAL FUNDS, INC. -
PINNACLE SERIES
                                                          MANAGEMENT OF
THE FUND

                             DIRECTORS AND OFFICERS

INDEPENDENT DIRECTORS


NUMBER OF
                                                 TERM OF
PORTFOLIOS IN        OTHER
                            POSITION(S)         OFFICE AND
FUND COMPLEX     DIRECTORSHIPS
                             WITH THE           LENGTH OF
PRINCIPAL OCCUPATION(S)    OVERSEEN BY         HELD BY
NAME, AGE AND ADDRESS(1)       FUND            TIME SERVED     DURING
PAST FIVE YEARS      DIRECTOR          DIRECTOR
-----------------------------------------------------------------------
------------------------------------------------------------
Theodore H. Emmerich     Director             Director since
Consultant; former               15         American Financial
(78)                                          1987            Partner,
Ernst & Whinney,                   Group

Accountants

Yvonne L. Gray           Director             Director since  Chief
Operating Officer,         15
(53)                                          1999            United
Way of Greater

Cincinnati (Social
                                                              Services
Provider); prior
                                                              thereto,
Vice President /
                                                              Trust
Operations Officer,
                                                              Fifth
Third Bank; former
                                                              Audit
Manager, Price

Waterhouse (Accounting
                                                              Firm)

David C. Phillips        Director             Director since  Co-
Founder, Cincinnati           15         Meridian Bioscience,
(66)                                          2001            Works
Inc. (Job                             Inc.; Cintas, Inc.

Placement); prior thereto,
                                                              Chief
Executive Officer,
                                                              Downtown
Cincinnati Inc.
                                                              (Economic
Revitalization
                                                              of
Cincinnati)

Mary W. Sullivan         Director             Director since  Attorney,
Peck, Shaffer &        15         Franklin Savings
(48)                                          2001            Williams
LLP (Law Firm)                     and Loan Co.; First

Franklin Corporation

INTERESTED DIRECTORS AND OFFICERS


NUMBER OF
                                                 TERM OF
PORTFOLIOS IN        OTHER
                            POSITION(S)         OFFICE AND
FUND COMPLEX     DIRECTORSHIPS
                             WITH THE           LENGTH OF
PRINCIPAL OCCUPATION(S)    OVERSEEN BY         HELD BY
NAME, AGE AND ADDRESS(1)       FUND            TIME SERVED     DURING
PAST FIVE YEARS      DIRECTOR          DIRECTOR
-----------------------------------------------------------------------
------------------------------------------------------------
Steven R. Sutermeister*  Director, President  Director since  Senior
Vice President,           15         Carillon Investments,
(50)                     and Chief Executive  1999            Union
Central; President                    Inc.; Summit Investment
                         Officer                              and Chief
Executive                         Partners, Inc.; Union
                                                              Officer,
Adviser.                           Central Mortgage

Funding, Inc.

John F. Labmeier         Vice President and   Officer since   Vice
President, Associate        NA         NA
1876 Waycross Rd.        Secretary            1990            General
Counsel and
(55)                                                          Assistant
Secretary, Union
                                                              Central;
Vice President
                                                              and
Secretary, Carillon

Investments, Inc.;

Secretary, Adviser

Thomas G. Knipper        Vice President,      Officer since
Treasurer, Adviser               NA         NA
(47)                     Controller and Chief 1995
                         Compliance Officer

John M. Lucas            Assistant Secretary  Officer since   Second
Vice President,           NA         NA
1876 Waycross Rd.                             1990            Counsel
and Assistant
Cincinnati, OH 45240
Secretary, Union Central
(53)

----------
(1) Except as otherwise indicated, the business of each listed person is 312 Elm
    St., Ste. 1212, Cincinnati, OH 45202
* Mr. Sutermeister may be considered to be an "interested person" of the Fund
    (within the meaning of the Investment Company Act of 1940) because of his affiliation with the Adviser.

SMFI 231PINNACLE 12/04


THE SUMMIT PINNACLE SERIES IS DISTRIBUTED TO INSURANCE COMPANY SEPARATE
ACCOUNTS
AVAILABLE IN VARIABLE ANNUITY AND VARIABLE UNIVERSAL LIFE INSURANCE
PRODUCTS.
SUMMIT PINNACLE SERIES IS DISTRIBUTED BY CARILLON INVESTMENTS, INC.,
CINCINNATI,
OHIO, MEMBER SIPC. THE PINNACLE SERIES CONSISTS OF THE FOLLOWING
PORTFOLIOS:

      EQUITY INDEX ACCOUNTS
      S&P 500 INDEX PORTFOLIO
      S&P MIDCAP 400 INDEX PORTFOLIO
      RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
      NASDAQ-100 INDEX PORTFOLIO
      EAFE INTERNATIONAL INDEX PORTFOLIO

      FIXED INCOME & BALANCED INDEX ACCOUNT
      BALANCED INDEX PORTFOLIO
      LEHMAN AGGREGATE BOND INDEX PORTFOLIO

      MANAGED ACCOUNTS
      ZENITH PORTFOLIO
      BOND PORTFOLIO

THE SUMMIT APEX SERIES IS A FAMILY OF MUTUAL FUNDS INTENDED FOR
INSTITUTIONAL
AND RETAIL ACCOUNTS. FOR MORE COMPLETE INFORMATION ABOUT THE SUMMIT
MUTUAL
FUNDS' APEX SERIES, INCLUDING CHARGES AND EXPENSES, CALL 888-259-7565
FOR A
PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
SUMMIT
APEX SERIES IS DISTRIBUTED BY QUASAR DISTRIBUTORS, LLC., MILWAUKEE,
WISCONSIN,
MEMBER SIPC.

THE APEX SERIES CONSISTS OF THE FOLLOWING FUNDS:

      EQUITY INDEX ACCOUNTS
      NASDAQ-100 INDEX FUND

      MANAGED ACCOUNTS
      EVEREST FUND
      BOND FUND

      SHORT-TERM GOVERNMENT FUND
      HIGH YIELD BOND FUND

      STABLE VALUE ACCOUNT

      MONEY MARKET FUND

PLEASE VISIT OUR WEBSITE AT www.summitfunds.com
TO LEARN MORE ABOUT THE SUMMIT MUTUAL FUNDS.

[SUMMIT MUTUAL FUNDS LOGO]



ITEM 2.   CODE OF ETHICS

As of the end of the period covered by this report
(December 31, 2004), the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer/controller.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT

The Audit Committee of the Summit Mutual Funds, Inc. Board of Directors has named the following financial experts:

     - Theodore H. Emmerich, Independent Director
     - Yvonne L. Gray, Independent Director
     - David C. Phillips, Independent Director

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES

                                            Fiscal Year Ended 12/31
                                            -----------------------
                                             2004           2003
                                           --------       --------
(a) Audit Fees                             $114,450       $95,500
(b) Audit-related Fees                      -              -
(c) Tax Fees                                -              -
(d) All Other Fees                          -              -
(e) (1) Pre-approval Policy* (see below)
(e) (2) % above that were pre-approved      0%             0%
(f) If greater than 50%, disclose hrs.      N/A            N/A
(g) Non-audit fees rendered to Adviser
    (or affiliate that provided services
     to the Funds).                         43,250         49,500
(h) Disclose whether the Audit Committee
    has considered whether the provisions
    of non-audit services rendered to the
    Adviser that were NOT pre-approved is
    compatible with maintaining the
    auditor's independence.                 Yes            Yes

*(e) (1) The following discloses the audit committee's pre-approval policies and procedures, as set forth in the Audit Committee Charter:

     "(c) The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by the Accountant, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (c) shall be presented to the full Committee at its next scheduled meeting.

      (d) Pre-approval for a non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the Accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

      (e) The Committee shall pre-approve the Accountant's engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Fund in accordance with paragraph (c) above, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Accountant by the Fund, the Adviser and any affiliate of the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception)."

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS

Included in Report to Shareholders.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
          CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END
          MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The following discloses the procedures by which shareholders may recommend nominees to the board of directors, as set forth in the Nominating Committee Charter:

"4.While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Committee may consider nominations from shareholders of the Funds. Shareholders may submit for the Committee's consideration, recommendations regarding potential nominees for service on the Boards. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

   (a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

       (i) The nominee must satisfy all qualifications provided herein and in the Funds' organizational documents, including qualification as a possible Independent Director if the nominee is to serve in that capacity.
      (ii) The nominee may not be the nominating shareholder,
           a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)
     (iii) Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination
           by any nominating shareholder entity or entity in
           a nominating shareholder group.
      (iv) Neither the nominee nor any immediate family member
           of the nominee is permitted to have accepted
           directly or indirectly, during the year of the
           election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.
       (v) The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate
           of the nominating shareholder or any such member
           of the nominating shareholder group.
      (vi) The nominee may not control the nominating
           shareholder or any member of the nominating
           shareholder group (or, in the case of a holder
           or member that is a fund, an interested person
           of such holder or member as defined by Section
           2(a)(19) of the 1940 Act).
     (vii) A shareholder or shareholder group may not submit
           for consideration a nominee which has previously
           been considered by the Committee.
---------
(1) Terms such as "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

   (b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

       (i) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.
      (ii) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote;
           (b) shared power to vote or direct the vote;
           (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

   (c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds' Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

       (i) the shareholder's contact information;
      (ii) the nominee's contact information and the number of applicable Fund shares owned by the proposed nominee;
     (iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act; and
      (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund's proxy statement, if so designated by the Committee and the Fund's Board.

The Committee will consider all submissions meeting the applicable requirements stated herein that are received not earlier than January 1 of the most recently completed calendar year. It shall be in the Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration."

ITEM 10.  CONTROLS AND PROCEDURES

(a) The Registrant's President and Controller have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no significant changes in Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS

          (1)  Code of Ethics, filed herewith.

          (2) Certifications pursuant to Rule 30a-2(a) under the Act, and Section 906 of the Sarbanes-Oxley
               Act of 2002 filed herewith.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Summit Mutual Funds, Inc.

By:   /s/ Steven R. Sutermeister
      -------------------------------------------
      Steven R. Sutermeister, President

Date:    March 4, 2005
      -------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Steven R. Sutermeister
      -------------------------------------------
      Steven R. Sutermeister, President

Date:   March 4, 2005
      -------------------------------------------

By:   /s/ Thomas G. Knipper
      -------------------------------------------
      Thomas G. Knipper, Controller

Date:   March 4, 2005
      -------------------------------------------